AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2011

FILE NO. 033-02610
FILE NO. 811-04550

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 107 ☒

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 110 ☒

THE MAINSTAY FUNDS
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

J. Kevin Gao, Esq. The MainStay Funds 169 Lackawanna Avenue Parsippany, NJ 070754	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on __________, pursuant to paragraph (b)(1) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on __________, pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

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Prospectus for MainStay Equity Funds	February 28, 2011
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MainStay® Funds
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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
EQUITY FUNDS
MainStay 130/30 Core Fund	MYCNX	MYCTX	--	MYCCX	MYCIX	--	--	--
MainStay 130/30 Growth Fund	MYGNX	MYGAX	--	MYGCX	MYGIX	--	--	--
MainStay Common Stock Fund	MCSSX	MSOAX	MOPBX	MGOCX	MSOIX	--	MSORX	--
MainStay Epoch U.S. All Cap Fund	MAWNX	MAAAX	MAWBX	MAWCX	MATIX	--	--	--
MainStay Epoch U.S. Equity Fund	EPLIX	EPLPX	--	EPLKX	EPLCX	--	--	--
MainStay Growth Equity Fund	MRINX	MREAX	MREBX	MRECX	MRIEX	--	--	--
MainStay ICAP Equity Fund	ICANX	ICAUX	--	ICAVX	ICAEX	ICAWX	ICAYX	ICAZX
MainStay ICAP Select Equity Fund	ICSOX	ICSRX	ICSQX	ICSVX	ICSLX	ICSWX	ICSYX	ICSZX
MainStay Large Cap Growth Fund	MLINX	MLAAX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX
MainStay MAP Fund	MSMIX	MAPAX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX
MainStay S&P 500 Index Fund	MYSPX	MSXAX	--	--	MSPIX	--	--	--
MainStay U.S. Small Cap Fund	MOINX	MOPAX	MOTBX	MOPCX	MOPIX	--	--	--
INTERNATIONAL EQUITY FUNDS
MainStay 130/30 International Fund	MYINX	MYITX	--	MYICX	MYIIX	--	--	--
MainStay Epoch Global Choice Fund	EPAIX	EPAPX	--	EPAKX	EPACX	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSIX	EPSPX	--	EPSKX	EPSYX	--	--	--
MainStay Epoch International Small Cap Fund	EPIIX	EPIPX	--	EPIKX	EPIEX	--	--	--
MainStay ICAP Global Fund	ICGNX	ICGLX	--	ICGCX	ICGRX	--	--	--
MainStay ICAP International Fund	ICELX	ICEVX	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX
MainStay International Equity Fund	MINNX	MSEAX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX
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Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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What's Inside?
4	MainStay 130/30 Core Fund
10	MainStay 130/30 Growth Fund
16	MainStay Common Stock Fund
21	MainStay Epoch U.S. All Cap Fund
26	MainStay Epoch U.S. Equity Fund
31	MainStay Growth Equity Fund
35	MainStay ICAP Equity Fund
40	MainStay ICAP Select Equity Fund
45	MainStay Large Cap Growth Fund
50	MainStay MAP Fund
56	MainStay S&P 500 Index Fund
60	MainStay U.S. Small Cap Fund
International Equity Funds
65	MainStay 130/30 International Fund
71	MainStay Epoch Global Choice Fund
76	MainStay Epoch Global Equity Yield Fund
81	MainStay Epoch International Small Cap Fund
86	MainStay ICAP Global Fund
92	MainStay ICAP International Fund
98	MainStay International Equity Fund
103	More About Investment Strategies and Risks
112	Shareholder Guide
149	Know With Whom You Are Investing
157	Financial Highlights
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MainStay 130/30 Core Fund
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Investment Objective

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The Fund seeks long-term growth of capital, with income as a secondary consideration.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.52%	0.55%	0.49%	0.52%
Broker Fees and Charges on Short Sales	0.40%	0.40%	0.40%	0.40%
Remainder of Other Expenses	0.33%	0.09%	0.34%	0.09%
Total Other Expenses	1.25%	1.04%	1.23%	1.01%
Acquired (Underlying) Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	2.53%	2.32%	3.26%	2.04%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$792	$772	$329	$429	$207
3 Years	$1,294	$1,235	$1,004	$1,004	$640
5 Years	$1,821	$1,722	$1,702	$1,702	$1,098
10 Years	$3,258	$3,060	$3,558	$3,558	$2,369
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund primarily invests in common stocks of well-established U.S. companies, primarily those with large capitalizations, that are similar to companies in the Russell 1000® Index.

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The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The proceeds from the short sales may be used to puchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. The Fund's short sales positions are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market. Additionally, this long/short strategy enables the Fund to reflect both negative and positive views on individual stocks, and by employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000® Index. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, longer. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

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The Fund may also invest in derivatives such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

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The Fund may also invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

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Investment Process: Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the Russell 1000® Index, common stocks (i.e., purchases securities outright) that Madison Square Investors LLC, the Fund's Subadvisor, considers to have a high probability of outperforming the Russell 1000® Index over the following six to twelve months. Also, the Fund will underweight or sell short securities that the Subadvisor believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

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The Fund is managed with a core orientation (including growth and value equities). The Subadvisor uses a "bottom-up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. The Subadvisor uses a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods, in addition to the Fund's short sale strategy, may be employed.

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The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate 100% net long exposure.

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In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

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Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

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Regulatory Risk: Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Index as its primary benchmark index. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the Russell 3000® Index.

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Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 29, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2008-2010)

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Best Quarter
3Q/09	15.03%
Worst Quarter
4Q/08	-22.09%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	Life of Fund
Return Before Taxes
Investor Class	6.82%	-8.49%
Class A	7.19%	-8.34%
Class C	11.21%	-7.69%
Class I	13.67%	-6.64%
Return After Taxes on Distributions
Class I	13.61%	-6.70%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	8.96%	-5.58%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)	16.10%	-2.41%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harvey J. Fram, Managing Director	Since 2007
	Mona Patni, Director	Since 2007
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay 130/30 Growth Fund
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Investment Objective

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The Fund seeks long-term growth of capital.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of the investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.35%	0.35%	0.37%	0.39%
Broker Fees and Charges on Short Sales	0.40%	0.40%	0.40%	0.40%
Remainder of Other Expenses	0.70%	0.56%	0.69%	0.56%
Total Other Expenses	1.45%	1.31%	1.46%	1.35%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	2.71%	2.57%	3.47%	2.36%
Waivers / Reimbursements[2]	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	2.40%	2.26%	3.16%	2.05%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$780	$766	$319	$419	$208
3 Years	$1,317	$1,278	$1,037	$1,037	$707
5 Years	$1,880	$1,814	$1,776	$1,776	$1,232
10 Years	$3,403	$3,273	$3,727	$3,727	$2,673
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 167% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund primarily invests in equity securities of companies with market capitalizations that are in the same range as companies in the Russell 1000® Growth Index. The Fund may also invest in mid-capitalization stocks.

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The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. The Fund's short sales positions are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market. Additionally, this long/short strategy enables the Fund to reflect both negative and positive views on individual stocks, and by employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000® Growth Index. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

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The Fund may also invest in derivatives such as futures, options, forward commitments and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund may invest in American Depositary Receipts and may also invest in real estate investment trusts ("REITs").

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Investment Process: Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the Russell 1000® Growth Index, common stocks (i.e., purchases securities outright) that Madison Square Investors LLC, the Fund's Subadvisor, considers to have a high probability of outperforming the Russell 1000® Growth Index over the long term. Also, the Fund will underweight or sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

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The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, and not general economic conditions. In selecting stocks for the Fund to purchase "long," the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drives U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model ranks stocks based on traditional value measures, earnings quality and technical factors.

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The Subadvisor may sell a security or cover a short position if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry. Additionally, all stocks that decline 20% or more from a recent high will be reviewed for possible fundamental deterioration.

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The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate 100% net long exposure.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

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Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

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Regulatory Risk: Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

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Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 29, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. Unadjusted, the performance for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2008-2010)

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Best Quarter
3Q/09	13.83%
Worst Quarter
4Q/08	-22.51%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	Life of Fund
Return Before Taxes
Investor Class	2.14%	-5.86%
Class A	2.02%	-5.89%
Class C	6.22%	-5.11%
Class I	8.52%	-4.02%
Return After Taxes on Distributions
Class I	8.52%	-4.02%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	5.54%	-3.39%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	16.71%	0.55%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harish Kumar, Managing Director	Since 2007
	Martin J. Mickus, Managing Director	Since 2010
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Common Stock Fund

Investment Objective

The Fund seeks long-term growth of capital, with income as a secondary consideration.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses	0.79%	0.14%	0.79%	0.79%	0.14%	0.24%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.63%	0.98%	2.38%	2.38%	0.73%	1.08%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

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Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$707	$644	$241	$741	$241	$341	$75	$110
3 Years	$1,036	$845	$742	$1,042	$742	$742	$233	$343
5 Years	$1,388	$1,062	$1,270	$1,470	$1,270	$1,270	$406	$595
10 Years	$2,376	$1,685	$2,530	$2,530	$2,716	$2,716	$906	$1,317
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 152% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500 ® ("S&P 500 ®") Index and the Russell 1000 ® Index.

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Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, seeks to identify companies that are considered to have a high probability of outperforming the S&P 500® Index over the following six to twelve months.

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The Fund is managed with a core orientation (including growth and value equity securities). The Subadvisor uses a "bottom-up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. The Subadvisor uses a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. The Subadvisor may also use short term trading strategies that seek to realize returns over shorter periods.

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The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the relative valuation of the security compared to the Fund's universe and the issuer's industry, and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Russell 1000® Index as its secondary benchmark index. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 ® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 ® represents approximately 92% of the Russell 3000 ® Index.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004. Investor Class shares were first offered on February 28, 2008 and Class R2 shares were first offered on December 14, 2007. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008. As of the date of this Prospectus, Class R2 shares have not yet commenced operations. As a result, the performance figures for Class R2 shares include the historical performance of Class A shares through December 31, 2010. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class B Shares

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(by calendar year 2001-2010)

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Best Quarter
3Q/09	14.68%
Worst Quarter
4Q/08	-22.08%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	4.50%	-1.29%	-1.81%
Class A	5.07%	-1.02%	-1.68%
Class B	4.76%	-1.27%	-1.99%
Class C	8.76%	-0.91%	-1.99%
Class I	11.44%	0.57%	-0.73%
Class R2	11.08%	0.01%	-1.22%
Return After Taxes on Distributions
Class B	4.75%	-1.70%	-2.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	3.10%	-1.14%	-1.70%
S&P 500 ® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
Russell 1000 ® Index (reflects no deductions for fees, expenses, or taxes)	16.10%	2.59%	1.83%
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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harvey J. Fram, Managing Director	Since 2004
	Migene Kim, Director	Since 2007
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401 Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Epoch U.S. All Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.59%	0.09%	0.59%	0.59%	0.09%
Total Annual Fund Operating Expenses	1.69%	1.19%	2.44%	2.44%	0.94%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	The management fee is as follows: 0.85% on assets up to $500 million; 0.825% on assets from $500 milion to $1 billion; and 0.80% on assets in excess of $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$712	$665	$247	$747	$247	$347	$96
3 Years	$1,053	$907	$761	$1,061	$761	$761	$300
5 Years	$1,417	$1,168	$1,301	$1,501	$1,301	$1,301	$520
10 Years	$2,438	$1,914	$2,591	$2,591	$2,776	$2,776	$1,155


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.


Principal Investment Strategies


The Fund invests primarily in a diversified portfolio consisting of equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. Equity securities consist of common stocks, depositary receipts, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stock. MLPs are publicly traded limited partnerships that are operated under the supervision of one or more managing general partners.


Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and that use it to create returns for shareholders.

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The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.


The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.


Although the Fund may invest in securities across all market capitalizations, it may invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities. While the Fund intends to invest primarily in the equity securities of U.S. companies, under normal market conditions it may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements. The Fund may also invest up to 15% of its net assets in foreign securities, which are generally securities issued by companies that are organized outside of the U.S. and trade primarily in markets outside the U.S.


Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.


Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.


Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.


Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.


Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.


Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.


Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.


Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.


Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. While high quality money market instruments typically have a low risk of loss relative to other debt securities, they have a higher risk of loss than cash. The value of these instruments moves inversely to interest rate changes. Also, these instruments are subject to the risk that an issuer will default on its payment obligation. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.


Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.


Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.


Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Past Performance


The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns table. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000 ® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.


Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.


Annual Returns, Class I Shares


(by calendar year 2001-2010)


Best Quarter
3Q/09	14.85%
Worst Quarter
4Q/08	-27.32%


Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	8.90%	-0.55%	-2.29%
Class A	9.42%	-0.32%	-2.18%
Class B	9.40%	-0.56%	-2.48%
Class C	13.38%	-0.19%	-2.47%
Class I	16.11%	1.24%	-1.24%
Return After Taxes on Distributions
Class I	16.01%	0.97%	-1.37%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	10.55%	1.08%	-1.03%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		16.93%	2.74%	2.16%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009

How to Purchase and Sell Shares


You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.


Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries


If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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
MainStay Epoch U.S. Equity Fund
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Investment Objective


The Fund seeks long-term capital appreciation.

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Fees and Expenses of the Fund


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.38%	0.32%	0.38%	0.32%
Total Annual Fund Operating Expenses[2]	1.43%	1.37%	2.18%	1.12%
Waivers / Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.40%	1.34%	2.15%	1.09%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.34%; and Class I, 1.09%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$685	$679	$218	$318	$111
3 Years	$975	$957	$679	$679	$353
5 Years	$1,286	$1,256	$1,167	$1,167	$614
10 Years	$2,166	$2,103	$2,511	$2,511	$1,360

Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.


Principal Investment Strategies


The Fund invests in a diversified portfolio that includes equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations of $2 billion and above at the time of purchase. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. Equity securities consist of common stocks, depositary receipts, real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more managing general partners. The Fund may also invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.


Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders.


The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.


The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.


Principal Risks


Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.


Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.


Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.


Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.


Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.


Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.


Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.


Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.


Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.


Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.


Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.


High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. While high quality money market instruments typically have a low risk of loss relative to other debt securities, they have a higher risk of loss than cash. The value of these instruments moves inversely to interest rate changes. Also, these instruments are subject to the risk that an issuer will default on its payment obligation. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.


Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.



Past Performance


The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Index as its primary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Fund has selected the Russell 3000® Index as its secondary benchmark. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

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Performance figures for Class I and Class A shares reflect the historical performance of the Institutional Class and Class P shares, respectively, of the Epoch U.S. Large Cap Fund (the predecessor to the Fund, which was subject to a different fee structure and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 3, 2008 and Class A shares (formerly Class P shares) were first offered on February 3, 2009. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, include historical performance of Class I shares through November 15, 2009, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.


Annual Returns, Class I Shares


(calendar year 2009-2010)



Best Quarter
2Q/09	15.85%
Worst Quarter
2Q/10	-12.43%


Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Life of Fund
Return Before Taxes
Investor Class	5.93%	19.58%
Class A	6.05%	20.01%
Class C	10.24%	22.05%
Class I	12.46%	23.31%
Return After Taxes on Distributions
Class I	10.44%	20.89%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	10.02%	19.17%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)	16.10%	23.91%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	16.93%	24.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.


Management


New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.


Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009

How to Purchase and Sell Shares

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You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Growth Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.57%	0.28%	0.57%	0.57%	0.28%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	1.24%	2.28%	2.28%	0.99%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2	The management fee is as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.
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Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$697	$669	$231	$731	$231	$331	$101
3 Years	$1,007	$922	$712	$1,012	$712	$712	$315
5 Years	$1,338	$1,194	$1,220	$1,420	$1,220	$1,220	$547
10 Years	$2,273	$1,967	$2,427	$2,427	$2,615	$2,615	$1,213
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 131% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Fund invests generally in large capitalization stocks that Madison Square Investors LLC, the Fund's Subadvisor, believes will provide an opportunity for achieving superior relative portfolio returns ( i.e., returns in excess of the Russell 1000 ® Growth Index) over the long term.

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Investment Process: The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, and not general economic conditions. In selecting stocks for the Fund, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drive U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model ranks stocks based on traditional value measures, earnings quality and technical factors.

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The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the ranking of the security in the model. The Subadvisor engages in periodic rebalancing to align the portfolio with the model.

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Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one year period, five year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

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Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on November 4, 2005. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2006-2010)

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Best Quarter
3Q/09	13.43%
Worst Quarter
4Q/08	-21.64%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	5.19%	1.09%	1.31%
Class A	5.58%	1.20%	1.42%
Class B	5.60%	1.08%	1.47%
Class C	9.60%	1.46%	1.65%
Class I	11.88%	2.62%	2.81%
Return After Taxes on Distributions
Class I	11.88%	2.51%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	7.72%	2.22%	2.39%
Russell 1000 ® Growth Index (reflects no deductions for fees, expenses, or taxes)	16.71%	3.75%	4.14%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harish Kumar, Managing Director	Since 2005
	Martin J. Mickus, Managing Director	Since 2010
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay ICAP Equity Fund
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Investment Objective

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The Fund seeks a superior total return with only a moderate degree of risk.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.51%	0.13%	0.51%	0.13%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses[2]	1.56%	1.18%	2.31%	0.93%	1.03%	1.28%	1.53%
Waivers / Reimbursements[2]	0.00%	0.00%	0.00%	(0.03)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.56%	1.18%	2.31%	0.90%	1.03%	1.28%	1.53%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.90% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Investor	Class A	Class C		Class I	Class R1	Class R2	Class R3
Expenses after	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$700	$664	$234	$334	$92	$105	$130	$156
3 Years	$1,016	$904	$721	$721	$293	$328	$406	$483
5 Years	$1,353	$1,163	$1,235	$1,235	$512	$569	$702	$834
10 Years	$2,304	$1,903	$2,646	$2,646	$1,140	$1,259	$1,545	$1,824
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard & Poor's 500® ("S&P 500®") Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

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The Fund typically holds between 40 and 50 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock. The Fund intends to be virtually fully invested in equity securities at all times.

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Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

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ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the S&P 500® Value Index as its secondary benchmark index. The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered September 1, 2006, include the historical performance of Class I shares through August 31, 2006. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares through April 28, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2001-2010)

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Best Quarter
3Q/09	16.29%
Worst Quarter
4Q/08	-22.43%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	9.24%	1.71%	2.50%
Class A	9.63%	1.82%	2.56%
Class C	13.75%	2.10%	2.31%
Class I	16.34%	3.32%	3.44%
Class R1	16.22%	3.22%	3.34%
Class R2	15.89%	2.96%	3.08%
Class R3	15.61%	2.71%	2.82%
Return After Taxes on Distributions
Class I	16.06%	2.31%	2.46%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	10.95%	2.71%	2.72%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
S&P 500® Value Index (reflects no deductions for fees, expenses, or taxes)	15.10%	0.87%	1.65%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 1994
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 1994
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. However, for Investor Class and Class C shares investing through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay ICAP Select Equity Fund
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Investment Objective

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The Fund seeks a superior total return.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.46%	0.18%	0.46%	0.46%	0.18%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses[3]	1.51%	1.23%	2.26%	2.26%	0.98%	1.08%	1.33%	1.58%
Waivers / Reimbursements[3]	0.00%	(0.05)%	0.00%	0.00%	(0.08)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Expenses[3]	1.51%	1.18%	2.26%	2.26%	0.90%	1.08%	1.33%	1.58%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2	The management fee is as follows: 0.80% on assets up to $5 billion; and 0.775% on assets in excess of $5 billion.
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3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.18%; and Class I, 0.90%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Asssuming no redemption	Assuming redemption at end of period
1 Year	$695	$664	$229	$729	$229	$329	$92	$110	$135	$161
3 Years	$1,001	$914	$706	$1,006	$706	$706	$304	$343	$421	$499
5 Years	$1,328	$1,184	$1,210	$1,410	$1,210	$1,210	$534	$595	$729	$860
10 Years	$2,252	$1,953	$2,407	$2,407	$2,595	$2,595	$1,194	$1,317	$1,601	$1,878
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard & Poor's 500® ("S&P 500®") Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

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The Fund will typically hold between 25 and 30 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock.

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Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

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ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the S&P 500® Value Index as its secondary benchmark index. The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006. Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008. Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2001-2010)

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Best Quarter
4Q/03	16.27%
Worst Quarter
4Q/08	-22.00%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	10.59%	2.58%	4.21%
Class A	10.91%	2.71%	4.27%
Class B	11.12%	2.62%	4.02%
Class C	15.12%	2.98%	4.02%
Class I	17.71%	4.16%	5.14%
Class R1	17.47%	4.04%	5.03%
Class R2	17.19%	3.78%	4.76%
Class R3	16.91%	3.54%	4.51%
Return After Taxes on Distributions
Class I	17.47%	3.22%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	11.78%	3.32%	4.26%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
S&P 500® Value Index (reflects no deductions for fees, expenses, or taxes)	15.10%	0.87%	1.65%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 1997
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 1997
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.36%	0.26%	0.36%	0.36%	0.27%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.28%	1.18%	2.03%	2.03%	0.94%	1.04%	1.29%	1.54%
Waivers / Reimbursements	0.00%	0.00%	0.00%	0.00%	(0.06)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.28%	1.18%	2.03%	2.03%	0.88%	1.04%	1.29%	1.54%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

The management fee is as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $500 million; 0.725% on assets from $500 million to $750 million; 0.70% on assets from $750 million to $2 billion; 0.65% on assets from $2 billion to $3 billion; 0.60% on assets from $3 billion to $7 billion; and 0.575% on assets in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.70% on assets from $750 million to $2 billion; 0.65% on assets from $2 billion to $3 billion; 0.60% on assets from $3 billion to $7 billion; and 0.575% on assets in excess of $7 billion. This agreement may only be amended or terminated by action of the Board of Trustees ("Board") of the Fund.

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3

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$673	$664	$206	$706	$206	$306	$90	$106	$131	$157
3 Years	$934	$904	$637	$937	$637	$637	$294	$331	$409	$486
5 Years	$1,214	$1,163	$1,093	$1,293	$1,093	$1,093	$514	$574	$708	$839
10 Years	$2,010	$1,903	$2,166	$2,166	$2,358	$2,358	$1,149	$1,271	$1,556	$1,834
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

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Principal Investment Strategies

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Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, Inc., the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

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Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings growth with management focused on shareholder value.

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When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm's competitive advantages; and, attractive, and preferably rising, returns on invested capital.

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The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

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Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Fund, and/or the fundamental business prospects are deteriorating.

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Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor's 500 ® Index ("S&P 500 ® Index") as its secondary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to the Class A shares. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, and the Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class A shares through March 31, 2005 and April 27, 2006, respectively. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class A Shares

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(by calendar year 2001-2010)

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Best Quarter
2Q/03	18.21%
Worst Quarter
4Q/08	-22.57%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	8.75%	3.63%	1.82%
Class A	8.86%	3.72%	1.87%
Class B	9.46%	3.70%	1.65%
Class C	13.29%	4.01%	1.63%
Class I	15.65%	5.35%	2.83%
Class R1	15.43%	5.28%	2.70%
Class R2	15.31%	5.03%	2.44%
Class R3	14.78%	4.70%	2.17%
Return After Taxes on Distributions
Class A	8.86%	3.72%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	5.76%	3.20%	1.61%
Russell 1000 ® Growth Index (reflects no deductions for fees, expenses, or taxes)	16.71%	3.75%	0.02%
S&P 500 ® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for other share classes may vary.

Management

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New York Life Investments serves as the Fund's Manager. Winslow Capital Management, Inc. serves as the Fund's Subadvisor.

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
Subadvisor	Portfolio Managers	Service Date
Winslow Capital Management, Inc.	Clark J. Winslow, Chief Executive Officer & Chief Investment Officer	Since 2005
	Justin H. Kelly, Senior Managing Director	Since 2005
	R. Bart Wear, Senior Managing Director	Since 2005


How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay MAP Fund

Investment Objective

The Fund seeks long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.41%	0.21%	0.41%	0.41%	0.20%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.41%	1.21%	2.16%	2.16%	0.95%	1.06%	1.31%	1.56%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

The management fee is as follows: 0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$686	$667	$219	$719	$219	$319	$97	$108	$133	$159
3 Years	$972	$913	$676	$976	$676	$676	$303	$337	$415	$493
5 Years	$1,279	$1,178	$1,159	$1,359	$1,159	$1,159	$525	$585	$718	$850
10 Years	$2,148	$1,935	$2,303	$2,303	$2,493	$2,493	$1,166	$1,294	$1,579	$1,856

Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, and securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

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The Fund employs two subadvisors, Institutional Capital LLC ("ICAP") and Markston International LLC ("Markston"), with investment processes and styles that New York Life Investment Management LLC, the Fund's Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Fund's assets, as designated by the Manager from time to time.

Investment Process: Each Subadvisor seeks securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

ICAP: ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Markston: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also emphasizes the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. Markston also assesses the judgment, quality and integrity of company management and the track record of product development. Certain securities may be acquired from time to time in an effort to earn short-term profits.

Although, under normal circumstances, Markston holds securities for a relatively long period of time, it may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisors may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 3000 ® Index as its primary benchmark index. The Russell 3000 ® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Fund has selected the Standard & Poor's 500 ® ("S&P 500 ®") Index as its secondary benchmark index. The S&P 500 ® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

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Performance data for these classes varies based on differences in their fee and expense structures. Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004. Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.


Annual Returns, Class I Shares


(by calendar year 2001-2010)


Best Quarter
2Q/03	20.27%
Worst Quarter
4Q/08	-22.97%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	8.76%	1.61%	4.40%
Class A	8.98%	1.72%	4.46%
Class B	9.19%	1.66%	4.20%
Class C	13.23%	2.00%	4.21%
Class I	15.60%	3.17%	5.36%
Class R1	15.47%	3.04%	5.24%
Class R2	15.17%	2.82%	4.99%
Class R3	14.90%	2.55%	4.70%
Return After Taxes on Distributions
Class I	15.42%	2.20%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	10.38%	2.50%	4.49%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	16.93%	2.74%	2.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Institutional Capital LLC and Markston International LLC serve as the Fund's Subadvisors.

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Subadvisors	Portfolio Managers	Service Date
Markston International LLC	Michael Mullarkey, Managing Member	Since 1981
	Roger Lob, Member	Since 1987
	Christopher Mullarkey, Member	Since 2002
Institutional Capital LLC	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 2006
	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 2006

How to Purchase and Sell Shares


You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay S&P 500 Index Fund

Investment Objective

The Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.52%	0.25%	0.25%
Total Annual Fund Operating Expenses[3]	1.01%	0.74%	0.49%
Waivers / Reimbursements[3]	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.87%	0.60%	0.35%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

The management fee is as follows: 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets in excess of $3 billion.

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3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

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Expenses after	Investor Class	Class A	Class I
1 Year	$386	$359	$36
3 Years	$598	$516	$143
5 Years	$828	$686	$260
10 Years	$1,487	$1,178	$602
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.


Principal Investment Strategies

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The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard and Poor's 500® ("S&P 500 ®") Index in the same proportion, to the extent feasible.

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The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

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Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

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Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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S&P 500® Index Risk: If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the makeup of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

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Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.


Annual Returns, Class I Shares


(by calendar year 2001-2010)


Best Quarter
2Q/09	15.82%
Worst Quarter
4Q/08	-21.95%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	10.80%	1.09%	0.56%
Class A	10.91%	1.12%	0.58%
Class I	14.63%	2.04%	1.18%
Return After Taxes on Distributions
Class I	14.36%	1.75%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	9.85%	1.72%	0.85%
S&P 500 ® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Francis J. Ok, Managing Director	Since 1996
	Lee Baker, Director	Since 2008
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay U.S. Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.71%	0.38%	0.71%	0.71%	0.38%
Total Annual Fund Operating Expenses[3]	1.81%	1.48%	2.56%	2.56%	1.23%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2	The management fee is as follows: 0.85% on assets up to $1 billion and 0.80% on assets in excess of $1 billion.
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3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 1.53% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$724	$692	$259	$759	$259	$359	$125
3 Years	$1,088	$992	$796	$1,096	$796	$796	$390
5 Years	$1,476	$1,313	$1,360	$1,560	$1,360	$1,360	$676
10 Years	$2,560	$2,221	$2,712	$2,712	$2,895	$2,895	$1,489
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

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Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks, securities convertible into common stock, and exchange traded funds ("ETFs") whose underlying securities are issued by small capitalization companies. Securities of U.S. companies are those traded primarily in the U.S. securities markets.

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Investment Process: Epoch Investment Partners, Inc., the Fund 's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders.

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The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

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The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

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Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

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Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table below shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 2500 TM Index as its primary benchmark. The Russell 2500 TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 TM Index is a subset of the Russell 3000 ® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2001-2010)

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Best Quarter
2Q/09	38.29%
Worst Quarter
4Q/08	-25.23%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	17.08%	0.31%	8.99%
Class A	17.23%	0.38%	9.03%
Class B	17.93%	0.35%	8.80%
Class C	22.02%	0.70%	8.83%
Class I	24.42%	1.95%	10.06%
Return After Taxes on Distributions
Class I	24.31%	1.36%	8.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	16.02%	1.52%	8.51%
Russell 2500TM Index (reflects no deductions for fees, expenses, or taxes)		26.71%	4.86%	6.98%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay 130/30 International Fund
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Investment Objective

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The Fund seeks to provide long-term growth of capital with income as a secondary objective.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.36%	0.33%	0.37%	0.36%
Broker Fees and Charges on Short Sales	0.82%	0.82%	0.82%	0.82%
Remainder of Other Expenses	0.53%	0.37%	0.52%	0.37%
Total Other Expenses	1.71%	1.52%	1.71%	1.55%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	3.08%	2.89%	3.83%	2.67%
Waivers / Reimbursements[2]	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	2.96%	2.77%	3.71%	2.55%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor Class	Class A	Class C		Class I
			Assuming no redemption	Assuming redemption at end of period
1 Year	$833	$815	$373	$473	$258
3 Years [1]	$1,438	$1,385	$1,158	$1,158	$818
5 Years	$2,067	$1,979	$1,962	$1,962	$1,404
10 Years	$3,748	$3,579	$4,054	$4,054	$2,994
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1	Adjusted to reflect completion of the amortization of non-recurring organizational costs of 0.14% over a 12-month period starting with the commencement of operations.
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 160% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund invests primarily in equity securities of foreign companies. The Fund will typically invest in companies with capitalizations similar to those in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") at the time of investment. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Fund's Subadvisor, Madison Square Investors LLC, with significant investments under normal circumstances in at least three countries outside of the United States.

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The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. The Fund's short sales positions are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market. Additionally, this long/short strategy enables the Fund to reflect both negative and positive views on individual stocks, and by employing this strategy, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

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The Fund may also invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund may invest in American Depositary Receipts.

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Investment Process: The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process while limiting exposure to risk. The Subadvisor seeks to control the Fund's exposure to risk by diversifying the Fund's portfolio over a large number of securities.

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Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the MSCI EAFE® Index, equity securities (i.e., purchases securities outright) that the Fund's Subadvisor believes have a high probability of providing a total return greater than the MSCI EAFE® Index. Also, the Fund will underweight or sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

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In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

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The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

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Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

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Regulatory Risk: Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark index. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

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Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on September 28, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2008-2010)

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Best Quarter
2Q/09	24.94%
Worst Quarter
3Q/08	-22.31%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	Life of Fund
Return Before Taxes
Investor Class	4.95%	-11.15%
Class A	5.20%	-11.11%
Class C	9.30%	-10.34%
Class I	11.35%	-9.39%
Return After Taxes on Distributions
Class I	11.27%	-9.61%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	8.17%	-7.86%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)	7.75%	-7.00%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Manager	Service date
Madison Square Investors LLC	Andrew Ver Planck, Director	Since 2007
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Epoch Global Choice Fund
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Investment Objective

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The Fund seeks long-term capital appreciation.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.85%	0.63%	0.85%	0.63%
Total Annual Fund Operating Expenses[2]	2.10%	1.88%	2.85%	1.63%
Waivers / Reimbursements[2]	(0.34)%	(0.34)%	(0.34)%	(0.34)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.76%	1.54%	2.51%	1.29%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.54%; and Class I, 1.29%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$719	$698	$254	$354	$131
3 Years	$1,141	$1,077	$851	$851	$481
5 Years	$1,587	$1,480	$1,474	$1,474	$855
10 Years	$2,822	$2,604	$3,152	$3,152	$1,904
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 151% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund generally invests in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies located throughout the world. U.S. equity securities include common stocks, depositary receipts, real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more managing general partners. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless Epoch Investment Partners, Inc., the Fund's Subadvisor, deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities.

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The Fund typically holds between 20 and 35 securities, which may be denominated in both U.S. and non-U.S. currencies. While the Fund intends to generally invest in the equity securities of companies located throughout the world, including the U.S., under normal market conditions it may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.

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Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders.

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The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

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The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

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High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. While high quality money market instruments typically have a low risk of loss relative to other debt securities, they have a higher risk of loss than cash. The value of these instruments moves inversely to interest rate changes. Also, these instruments are subject to the risk that an issuer will default on its payment obligation. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.

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Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, five-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Morgan Stanley Capital International ("MSCI") World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure and had different principal investment strategies and investment process, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 25, 2005. Class A shares (formerly Class P shares) were first offered on August 15, 2006. Performance figures for Class C and Investor Class shares, first offered November 16, 2009, reflect the historical performance of Class I shares through November 15, 2009. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2006-2010)

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

Best Quarter
2Q/09	15.66%
Worst Quarter
4Q/08	-23.70%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	1.86%	-0.32%	-0.43%
Class A	2.07%	N/A	-0.88%
Class C	5.97%	0.45%	0.22%
Class I	8.35%	1.51%	1.27%
Return After Taxes on Distributions
Class I	8.24%	1.19%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	5.45%	1.21%	1.02%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	11.76%	2.43%	3.59%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since February 2011
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How to Purchase and Sell Shares

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You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Epoch Global Equity Yield Fund
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Investment Objective

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The Fund seeks to provide a high level of income. Capital appreciation is a secondary investment objective.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.36%	0.44%	0.36%	0.43%
Total Annual Fund Operating Expenses	1.31%	1.39%	2.06%	1.13%
Waivers / Reimbursements	(0.15)%	(0.15)%	(0.15)%	(0.14)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.16%	1.24%	1.91%	0.99%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.24%; and Class I, 0.99%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$662	$669	$194	$294	$101
3 Years	$928	$952	$631	$631	$345
5 Years	$1,215	$1,255	$1,095	$1,095	$609
10 Years	$2,030	$2,115	$2,378	$2,378	$1,362
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets when the Fund's Subadvisor, Epoch Investment Partners, Inc., believes they represent attractive investment opportunities. The Fund may invest up to 20% of its net assets in investment grade fixed income securities in U.S. and international markets. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund's goal is to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the Morgan Stanley Capital International ("MSCI") World Index.

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Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders.

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The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

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The Subadvisor seeks to find and invest in companies that meet its definition of quality - companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

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The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.


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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Fixed-Income Debt Securities Risk: Investments in fixed-income debt securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, five-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Performance figures for Class I and Class A shares reflect the historical performance of the Institutional and Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 27, 2005. Class A shares (formerly Class P shares) were first offered on August 2, 2006. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, reflect the historical performance of Class I shares through November 15, 2009, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2006-2010)

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

Best Quarter
3Q/10	14.30%
Worst Quarter
4Q/08	-15.14%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	5.76%	3.56%	3.47%
Class A	5.68%	N/A	1.79%
Class C	10.15%	3.84%	3.75%
Class I	12.11%	4.85%	4.76%
Return After Taxes on Distributions
Class I	11.73%	3.55%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	8.71%	3.60%	3.48%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	11.76%	2.43%	2.33%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Eric Sappenfield, Managing Director & Senior Analyst	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
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How to Purchase and Sell Shares

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You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay Epoch International Small Cap Fund
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Investment Objective

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The Fund seeks long-term capital appreciation.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.53%	0.57%	0.53%	0.57%
Total Annual Fund Operating Expenses	1.88%	1.92%	2.63%	1.67%
Waivers / Reimbursements	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.71%	1.75%	2.46%	1.50%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.75%; and Class I, 1.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$714	$718	$249	$349	$153
3 Years	$1,093	$1,104	$801	$801	$510
5 Years	$1,495	$1,515	$1,380	$1,380	$891
10 Years	$2,617	$2,657	$2,951	$2,951	$1,962
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting mostly of equity securities of companies located outside the U.S. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in the equity securities of "small capitalization" companies located outside of the U.S. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is below $5 billion or in the range of the companies included in the Morgan Stanley Capital International ("MSCI") World Ex U.S. Small Cap Index (which ranged from approximately $62 million to $5.4 billion as of December 31, 2010). The Fund will normally invest in companies located in at least three countries outside of the U.S. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Western Europe and Asia. The Fund may invest more than 25% of its net assets in securities of companies located in each of the United Kingdom and Japan. In order to gain additional exposure to the international, small capitalization market, the Fund may also invest in exchange traded funds ("ETFs"), whose underlying securities are issued by international small capitalization companies.

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Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate free cash flow and have managements that use it to create returns for shareholders.

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The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

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The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, five-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Ex U.S. Small Cap Index as its primary benchmark. The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S.

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Performance figures for Class I and Class A shares reflect the historical performance of Institutional and Class P shares, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on January 25, 2005. Class A shares (formerly Class P shares) were first offered on August 2, 2006. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, reflect the historical performance of Class I shares through November 15, 2009, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

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(by calendar year 2006-2010)

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

Best Quarter
2Q/09	28.06%
Worst Quarter
3Q/08	-26.68%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	20.75%	6.79%	9.22%
Class A	20.64%	N/A	3.96%
Class C	25.83%	7.43%	9.64%
Class I	27.92%	8.47%	10.71%
Return After Taxes on Distributions
Class I	26.97%	7.05%	9.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	18.27%	6.78%	8.87%
MSCI World Ex U.S. Small Cap Index (reflects no deductions for fees, expenses, or taxes)	24.51%	3.79%	7.18%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.


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Management

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New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.


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Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Emily Baker, Managing Director & Senior Analyst	Since 2009
	Eric Citerne, Managing Director & Senior Analyst	Since February 2011
	Michael Welhoelter, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
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How to Purchase and Sell Shares

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You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay ICAP Global Fund
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Investment Objective

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The Fund seeks a superior total return.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.67%	0.48%	0.67%	0.47%
Total Annual Fund Operating Expenses[2]	1.72%	1.53%	2.47%	1.27%
Waivers / Reimbursements[2]	(0.52)%	(0.38)%	(0.52)%	(0.37)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.20%	1.15%	1.95%	0.90%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following amounts of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$666	$661	$198	$298	$92
3 Years	$1,014	$972	$720	$720	$366
5 Years	$1,386	$1,304	$1,269	$1,269	$661
10 Years	$2,428	$2,243	$2,767	$2,767	$1,501

Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.


Principal Investment Strategies

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The Fund invests primarily in equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund invests in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International ("MSCI") World Index. Under normal market conditions, the Fund will invest a significant amount of its total assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among companies of various countries (at least three different countries), including the U.S.

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The Fund will typically hold between 50 and 80 securities. The Fund invests in common stocks and other equity securities and currencies. Other equity securities may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, real estate investment trusts ("REITs"), warrants, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are generally equity securities issued by a company organized outside of the U.S. and are traded primarily in markets outside the U.S. The Fund may invest in foreign currency transactions (forwards) and futures transactions, which are types of derivative transactions, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

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Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

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ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.


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Principal Risks

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Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.


Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.


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Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads fees are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on April 30, 2008. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares


(calendar year 2009-2010)



Best Quarter
2Q/09	20.36%
Worst Quarter
2Q/10	-13.05%



Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Life of Fund
Return Before Taxes
Investor Class	4.67%	-5.05%
Class A	4.71%	-4.97%
Class C	8.99%	-3.73%
Class I	11.05%	-2.75%
Return after Taxes on Distributions
Class I	10.89%	-3.03%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	7.56%	-2.38%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	11.76%	-3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.


Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 2008
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 2008

How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay ICAP International Fund
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Investment Objective

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The Fund seeks a superior total return with income as a secondary objective.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.50%	0.31%	0.49%	0.31%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[2]	1.55%	1.36%	2.29%	1.11%	1.21%	1.46%	1.71%
Waivers / Reimbursements[2]	(0.00)%	(0.06)%	(0.00)%	(0.16)%	(0.00)%	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.55%	1.30%	2.29%	0.95%	1.21%	1.46%	1.71%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.30%; and Class I, 0.95%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses after	Investor	Class A	Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$699	$675	$232	$332	$97	$123	$149	$174
3 Years	$1,013	$951	$715	$715	$337	$384	$462	$539
5 Years	$1,348	$1,248	$1,225	$1,225	$596	$665	$797	$928
10 Years	$2,294	$2,090	$2,626	$2,626	$1,337	$1,466	$1,746	$2,019

Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

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Principal Investment Strategies

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The Fund invests primarily in equity securities of foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund invests in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE®") Index.

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Under normal circumstances, the Fund will typically hold between 30 and 50 securities. The Fund intends to have at all times a majority of assets invested in foreign companies, with significant investments in at least three countries outside the United States. The Fund invests in foreign common stocks and other equity securities and currencies. Other equity securities may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, real estate investment trusts ("REITs"), warrants, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are generally equity securities issued by a company organized outside of the U.S. and are traded primarily in markets outside the U.S. The Fund may invest in foreign currency transactions (forwards) and futures transactions, which are types of derivative transactions, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

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Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.


ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.



Principal Risks


Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.


Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.


Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.


Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.


Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.


Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.



Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.


Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Past Performance


The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the MSCI EAFE® Index as its primary benchmark index. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Fund has selected the Morgan Stanley Capital International Europe ("MSCI Europe") Index as its secondary benchmark index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006. Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.



Annual Returns, Class I Shares


(by calendar year 2001-2010)



Best Quarter
2Q/09	22.50%
Worst Quarter
3Q/02	-23.77%


Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-0.74%	1.30%	5.31%
Class A	-0.49%	1.43%	5.39%
Class C	3.21%	1.68%	5.12%
Class I	5.65%	2.88%	6.27%
Class R1	5.49%	2.75%	6.15%
Class R2	5.10%	2.49%	5.88%
Class R3	4.84%	2.22%	5.61%
Return After Taxes on Distributions
Class I	5.59%	2.02%	5.44%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	4.18%	2.38%	5.27%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)	7.75%	2.46%	3.50%
MSCI Europe Index (reflects no deductions for fees, expenses, or taxes)	3.88%	2.85%	3.27%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

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New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 1997
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 1997
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. However, for Investor Class and Class C shares investing through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

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The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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MainStay International Equity Fund
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Investment Objective

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The Fund seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

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Fees and Expenses of the Fund

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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.60%	0.29%	0.60%	0.60%	0.28%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.75%	1.44%	2.50%	2.50%	1.18%	1.29%	1.54%	1.79%
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1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
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2

The management fee is as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in the Fund's Total Annual Fund Operating Expenses.

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Example

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The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

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Expenses after	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$718	$689	$253	$753	$253	$353	$120	$131	$157	$182
3 Years	$1,071	$980	$779	$1,079	$779	$779	$375	$409	$486	$563
5 Years	$1,447	$1,294	$1,331	$1,531	$1,331	$1,331	$649	$708	$839	$970
10 Years	$2,499	$2,179	$2,652	$2,652	$2,836	$2,836	$1,432	$1,556	$1,834	$2,105
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Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Fund's Subadvisor.

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which do business mainly outside the U.S. It invests in securities of companies which do business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

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The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for risk management. In addition, the Fund may buy or sell foreign currency options and securities and securities index options and enter into swap agreements and futures contracts and related options, which are types of derivatives. These techniques may be used for any legally permissible purpose, including to increase the Fund's return or to reduce the risk of loss of (hedge) certain of its holdings. The Fund may also invest in exchange traded funds ("ETFs").

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Investment Process: The Subadvisor seeks to identify investment opportunities by pursuing a "bottom-up" stock picking investment discipline. It performs research on identified companies to assess their business and investment prospects, paying attention to the generation and utilization of cash flows, the returns on invested capital, and the potential to generate shareholder value in the future. The Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings, and/or those that have weak or high-risk business models and/or weak balance sheets. Allocations to countries are a result of the "bottom-up" stock selection process.

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The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has reached its target price, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if sector weights need to be rebalanced.

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Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

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Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

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Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

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Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

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Past Performance

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The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE ® ") Index as its primary benchmark index. The MSCI EAFE ® Index consists of international stocks representing the developed world outside of North America.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class B Shares

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(by calendar year 2001-2010)

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Best Quarter
2Q/03	17.23%
Worst Quarter
2Q/10	-15.81%

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Average Annual Total Returns (for the periods ended December 31, 2010)

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	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-1.55%	3.29%	4.59%
Class A	-1.20%	3.46%	4.68%
Class B	-1.56%	3.36%	4.38%
Class C	2.43%	3.68%	4.37%
Class I	4.78%	5.06%	5.66%
Class R1	4.71%	4.98%	5.52%
Class R2	4.44%	4.70%	5.30%
Class R3	4.12%	4.43%	4.97%
Return After Taxes on Distributions
Class B	-1.58%	2.33%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-0.24%	2.76%	3.80%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		7.75%	2.46%	3.50%
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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

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Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	Rupal Bhansali, Senior Managing Director	Since 2001
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How to Purchase and Sell Shares

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You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.

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More About Investment Strategies and Risks
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Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds.
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Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

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American Depositary Receipts ("ADRs")

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The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

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Debt Securities

The Fund s may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

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  bonds;

  notes; and

  debentures.

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Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

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Derivative Transactions

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The Funds may enter into derivative transactions, or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

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As investment companies registered with the SEC, the Funds must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivatives instruments.

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Equity Securities

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Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

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  common stocks;

  preferred stocks;

  ADRs; and

  real estate investment trusts.

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Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

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  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund 's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

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Exchange Traded Funds ("ETFs")

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To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

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Each Fund can invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

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Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

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There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")

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To the extent a Fund may invest in foreign securities, a Fund may invest in GDRs and EDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

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Growth Securities

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Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

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The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

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Illiquid and Restricted Securities

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A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell.

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Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

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If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Funds' Boards. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

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Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

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Information Regarding Standard & Poor's®

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"Standard & Poor's ®," "S&P ®,""S&P 500 ®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

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Initial Public Offerings ("IPOs")

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Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

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Investment Policies and Objectives

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Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. For a list of these policies, please see the SAI. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The MainStay Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy. For additional information, please see the SAI.

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When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

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The investment objectives for MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund are fundamental and cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities.

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In all other cases, a Fund's investment objective is non-fundamental and may be changed without shareholder approval.

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Large Transaction Risks

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From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs. The Funds have adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

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Lending of Portfolio Securities

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Although not considered to be a principal investment strategy at this time, all of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

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Loan Participation Interests

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Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

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The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

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NAV Will Fluctuate

The value of Fund shares, also known as the NAV, generally fluctuates based on the value of the Fund's holdings.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

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Options

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An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

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Portfolio Turnover

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Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

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Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

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Rights and Warrants

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To the extent that a Fund invests in equity securities, the Funds may invest in rights and warrants. The holder of a stock purcase right or a warrant has the right to purchase a given number of shares of a particular isser at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tendem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

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Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

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These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Small Cap Stocks

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The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

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Swap Agreements

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The Funds may enter into interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

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Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

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Temporary Defensive Investments

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In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

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Value Securities

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The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's investment manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

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When-Issued Securities and Forward Commitments

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Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund . There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

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Zero Coupon and Payment-in-Kind Bonds

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One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

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Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

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In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

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Shareholder Guide
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The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

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For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

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Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

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NYLIFE Distributors LLC and/or the MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

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SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

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The following terms are used in this Shareholder Guide:

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"MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund.

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"MainStay Blended Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

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"MainStay Epoch Funds" collectively refers to the MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, and MainStay Epoch International Small Cap Fund.

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"MainStay Equity Funds" collectively refers to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay Common Stock Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Growth Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay S&P 500 Index Fund, and MainStay U.S. Small Cap Fund.

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"MainStay Income Funds" collectively refers to the MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Convertible Fund, MainStay Flexible Bond Opportunities Fund, MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Municipal Bond Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, MainStay Tax Free Bond Fund, and MainStay Short Term Bond Fund.

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"MainStay International Equity Funds" collectively refers to the MainStay 130/30 International Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

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"MainStay Money Market Funds" collectively refers to the MainStay Cash Reserves Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund.

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"MainStay Retirement Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund.

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The Board of Trustees of Eclipse Funds, the Board of Trustees of MainStay Funds Trust, the Board of Trustees of The MainStay Funds, and the Board of Directors of Eclipse Funds Inc. are collectively referred to as the "Board."

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The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

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New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

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New York Life Insurance Company is referred to as "New York Life."

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NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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NYLIFE Distributors LLC is referred to as the "Distributor" or "NYLIFE Distributors."

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The New York Stock Exchange is referred to as the "Exchange."

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Net asset value is referred to as "NAV."

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The Securities and Exchange Commission is referred to as the "SEC."

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Before You Invest:
Deciding Which Class of Shares to Buy

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The MainStay Funds offer Investor Class, and Class A, B, C, I, R1, R2 and R3 shares, as applicable. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

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The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

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  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

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As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. These expenses for each MainStay Fund are presented in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

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In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

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In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

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Most significant among the class-specific costs are:

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  Distribution and/or Service (12b-1) Fee —named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee —this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

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An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

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In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

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  Initial Sales Charge —also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase MainStay Fund shares.

  Contingent Deferred Sales Charge —also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

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Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

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Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None	None
Contingent deferred sales charge	None [1]	None [1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[3] distribution and 0.25% service (1.00% total),4	0.75%[3] distribution and 0.25% service (1.00% total),4	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Conversion feature	Yes [5]	Yes [5]	Yes [5]	None	Yes [5]	Yes [5]	Yes[5]	Yes[5]
Purchase maximum [6]	None	None	$100,000	$1,000,000[7]	None	None	None	None
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1

A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund). The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

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2	The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.
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3	0.25% for MainStay Tax Free Bond Fund.
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4	0.50% for MainStay Tax Free Bond Fund.
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5

See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

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6	Per transaction. Does not apply to purchases by certain retirement plans.
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7	$500,000 for MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund.
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The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

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Investor Class Share Considerations

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  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. Please see "Information on Sales Charges" for more information. We also describe below how you may reduce or eliminate the initial sales charge. Please see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" for more information.

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

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Class A Share Considerations

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  Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

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Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

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  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

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Class B Share Considerations

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  You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

  You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.

  The MainStay Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

  In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

  Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

  If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

  When you sell Class B shares, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay Tax Free Bond Fund).

  Share class conversions are based on the NAVs of the two classes, and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

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Class C Share Considerations

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  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

  In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares of a MainStay Fund, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, then fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

  The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund).

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Class I Share Considerations

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  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing distribution and/or service (12b-1) fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;

      Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

      Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.

    Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

    Existing Class I Shareholder ; or

    Existing MainStay Fund's Board Member .

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Class R1, Class R2 and Class R3 Share Considerations

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  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or the Distributor, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

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Investment Minimums and Eligibility Requirements

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The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

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Investor Class Shares

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All MainStay Funds except MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

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  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

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MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

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  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Epoch Fund or MainStay High Yield Municipal Bond Fund, or

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

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Class A Shares

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  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

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Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

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  There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

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Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features.

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Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. For more information, please see the SAI.

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Class B and/or Class C Shares

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All MainStay Funds except MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

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  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

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MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

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  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Epoch Fund or MainStay High Yield Municipal Bond Fund, or

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

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Class I Shares

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  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

  Institutional Investors and the MainStay Funds' Board Members—no minimum initial or subsequent purchase amounts in any MainStay Fund.

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Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

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Class R1, Class R2 and Class R3 Shares

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If you are eligible to invest in Class R1, Class R2 or Class R3 shares of the MainStay Funds there are no minimum initial or subsequent purchase amounts.

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Information on Sales Charges

Investor Class Shares and Class A Shares

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The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial adviser as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

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MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Balanced Fund
MainStay Common Stock Fund
MainStay Conservative Allocation Fund
MainStay Convertible Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay ICAP Equity Fund	MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay ICAP Select Equity Fund
MainStay Income Builder Fund
MainStay International Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay U.S. Small Cap Fund
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Purchase	Sales charges as a percentage of [1]		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more [2]	None	None	None
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1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
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2

No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

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MainStay Indexed Bond Fund MainStay Short Term Bond Fund	MainStay S&P 500 Index Fund
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Purchase	Sales charges as a percentage of [1]		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None
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1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
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2

No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

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MainStay Flexible Bond Opportunities Fund MainStay Global High Income Fund MainStay Government Income Fund	MainStay High Yield Corporate Bond Fund MainStay High Yield Opportunities Fund MainStay Intermediate Term Bond Fund
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Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more [2]	None	None	None
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1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
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2

No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

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MainStay Floating Rate Fund
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Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None
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1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
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2

No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

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MainStay High Yield Municipal Bond Fund	MainStay Tax Free Bond Fund
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Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 or more[2]	None	None	None
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1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
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2

No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

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Class B Shares

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Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

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All MainStay Funds (except MainStay Floating Rate Fund)
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None
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MainStay Floating Rate Fund
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None
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Class C Shares

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Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

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Computing Contingent Deferred Sales Charge on Class B and Class C

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A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year.

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However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

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  the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year for Class C shares.

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There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

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You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

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  Right of Accumulation

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A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

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  Letter of Intent

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Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

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Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

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  Your Responsibility

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To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

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To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial adviser of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

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More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

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"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

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Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

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However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

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Purchases Through Financial Services Firms

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You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor. The MainStay Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

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Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

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529 Plans

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When shares of the MainStay Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

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Other Waivers

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There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds and of New York Life and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

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Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

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If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year. The Distributor may pay a commission to dealers on such purchases from its own resources.

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For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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Information on Fees

Rule 12b-1 Plans

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Each MainStay Fund (except the MainStay Money Market Funds) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and C shares, respectively (0.50% for MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

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Shareholder Services Plans

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Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

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Small Account Fee

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Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

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  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans where the MainStay Funds deduct directly from the client's checking or savings account;

  New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  certain 403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

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This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Compensation to Dealers

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Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

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  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, may pay a finder's fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.

  The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers from its own resources at the time of sale.

  The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.30% on new sales and/or up to 0.25% annually on assets held.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors. The Distributor or an affiliate, from its own resources, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the MainStay Funds and to encourage the sale of the MainStay Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a MainStay Fund, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account.

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Although the MainStay Funds may use financial firms that sell MainStay Fund shares to execute transactions for a MainStay Fund's portfolio, the MainStay Funds, New York Life Investments and any subadvisor do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect those transactions.

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Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares.

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For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

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Buying, Selling, Converting and Exchanging Fund Shares

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How to Open Your Account

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Investor Class, Class A, B or C Shares

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Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same MainStay Fund.

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Good order means all the necessary information, signatures and documentation have been fully completed.

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Class I, Class R1, Class R2 and Class R3 Shares

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If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2 or Class R3 shares of the MainStay Funds.

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If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

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Special Note for MainStay Retirement Funds

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The MainStay Retirement Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

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If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

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All Classes

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You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated by each MainStay Fund as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. MainStay Principal Preservation Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after we receive your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the MainStay Funds.

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When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

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  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Conversions Between Share Classes

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In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same MainStay Fund for which you are eligible. However, the following limitations apply:

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  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class B and Class C shares are ineligible for a voluntary conversion.

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These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

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An investor or an investor's financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Opening Your Account - Individual Shareholders
	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

Your bank may charge a fee for the wire transfer.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Make your checks payable to MainStay Funds.

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

  name(s) of investor(s); and

  MainStay Fund name and class of shares.

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Buying additional shares of the MainStay Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company ABA #011-0000-28 MainStay Funds (DDA #99029415) Attn: Custody and Shareholder Services.

Please take note of the applicable minimum investment amounts for your Fund and share class. The wire must include:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

Your bank may charge a fee for the wire transfer.

Electronically:

Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account. Please take note of the applicable minimum investment amounts for your Fund and share class.

  The maximum ACH purchase amount is $100,000.

  We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

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Selling Shares - Individual Shareholders
	How	Details
By contacting your		financial adviser:	You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:	To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open.

  Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

  The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

  We must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

  We must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from us for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  MainStay Fund name and class of shares; and

  dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com
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General Policies

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The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

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Buying Shares

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  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit expenses, the MainStay Funds do not issue share certificates at this time.

  To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. To buy shares electronically, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV. With respect to MainStay Principal Preservation Fund, purchase requests received in good order and payments received by wire will be priced at the next calculated NAV (1:00 pm Eastern time or 4:00 pm Eastern time).

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Selling Shares

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  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the MainStay Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

  When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the MainStay Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist. In addition, in the case of the MainStay Money Market Funds, the Board may suspend redemptions and irrevocably approve the liquidation of a MainStay Money Market Fund as permitted by applicable law.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as we take reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

  We require a written order to sell shares and a Medallion Signature Guarantee if:

    We do not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interests of all shareholders, we reserve the right to:

    change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

  Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

  With respect to MainStay Principal Preservation Fund, you can receive redemption proceeds by wire only if your account is authorized to do so. If you call in your redemption order before 1:00 pm Eastern time you may request that your redemption proceeds be wired to you the same day. Such redemption proceeds will normally be wired on the same day, however the Fund reserves the right to refuse, cancel, limit or rescind any request to receive same day wire redemption proceeds. Please note that if you request that redemption proceeds be wired to you the same day, shares sold will not be entitled to that day's dividend, if available. Otherwise, with respect to any other redemption request, shares sold will be entitled to that day's dividend, if available.

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Additional Information

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You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

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The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

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From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in the MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

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Medallion Signature Guarantees

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A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

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Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

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Investing for Retirement

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You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

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Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

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Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) for further details.

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Purchases-In-Kind

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You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases.

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Redemptions-In-Kind

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The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable MainStay Fund's portfolio, consistent with the MainStay Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

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The Reinvestment Privilege May Help You Avoid Sales Charges

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When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

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Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

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Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

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  all phone calls with service representatives are recorded; and

  written confirmation of every transaction is sent to your address of record.

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We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

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MainStay Money Market Fund Check Writing

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You can sell shares of MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

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Shareholder Services

Automatic Services

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Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

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Systematic Investing—Individual Shareholders Only

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MainStay offers four automatic investment plans:

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  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or Capital Gains Reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll Deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic Exchange
  Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

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Systematic Withdrawal Plan—Individual Shareholders Only

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Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

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The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

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Exchanging Shares Among MainStay Funds

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You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

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You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

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  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Epoch Global Choice Fund

  MainStay Epoch Global Equity Yield Fund

  MainStay Epoch International Small Cap Fund

  MainStay Epoch U.S. All Cap Fund

  MainStay Epoch U.S. Equity Fund

  MainStay Flexible Bond Opportunities Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay High Yield Municipal Bond Fund

  MainStay High Yield Opportunities Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Builder Fund

  MainStay Indexed Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay S&P 500 Index Fund

  MainStay Short Term Bond Fund

  MainStay Tax Free Bond Fund

  MainStay U.S. Small Cap Fund

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You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

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Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

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Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

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The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

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The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

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In certain circumstances you may have to pay a sales charge.

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In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

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Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

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Daily Dividend Fund Exchanges

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If you exchange all your shares in the MainStay Floating Rate Fund or the MainStay Money Market Funds for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund or the MainStay Money Market Funds for shares in more than one MainStay Fund, undistributed dividends will be credited to each of the new MainStay Funds according to the number of exchanged shares in each MainStay Fund.

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We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

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Excessive Purchases and Redemptions or Exchanges

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The MainStay Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

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The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a MainStay Money Market Fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

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The MainStay Funds, through New York Life Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund will place a "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

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In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

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While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

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Fair Valuation and Portfolio Holdings Disclosure

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Determining the MainStay Funds' Share Prices and the Valuation of Securities

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Each MainStay Fund generally calculates its NAV at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. MainStay Principal Preservation Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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The value of a MainStay Fund's other investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of MainStay Money Market Funds). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. The NAV of a MainStay Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

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With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

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The Board has adopted valuation procedures for the MainStay Funds and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

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Portfolio Holdings Information

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A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782) .

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The MainStay Money Market Funds will post on the MainStay Funds' website their complete schedules of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. The MainStay Money Market Funds' postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Funds, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds' website.

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MainStay High Yield Corporate Bond Fund will not post its portfolio holdings monthly, but rather will post its complete schedule of portfolio holdings on the MainStay Funds' website as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such disclosure will remain accessible on the website until the posting of the following quarter-end information.

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The portfolio holdings for MainStay Funds subadvised by Institutional Capital LLC will be made available as of the last day of each calendar month no earlier than 15 days after the end of the reported month.

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In addition, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. The MainStay Funds' quarterly top ten holdings information is also provided in the Annual Reports and Semi-Annual Reports and in the quarterly holdings report to the SEC on Form N-Q.

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Fund Earnings

Dividends and Interest

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Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

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We reserve the right to automatically reinvest dividend distributions of less than $10.00.

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Dividends and Distributions

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Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. The MainStay Funds declare and pay dividends as set forth below:

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Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last day of the month after a dividend is declared.

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You generally begin earning dividends the next business day after we receive your purchase request in good order. When buying shares of MainStay Principal Preservation Fund, you begin earning dividends the same day, if available, only if your purchase request is received in good order and payment is received by wire prior to 1:00 pm Eastern time.

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Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

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The MainStay Funds earn capital gains when they sell securities at a profit.

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When the Funds Pay Capital Gains

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The MainStay Funds will normally declare and distribute any capital gains to shareholders annually, typically in December.

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How to Take Your Earnings

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You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or us directly. The seven choices are:

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  Reinvest dividends and capital gains in:

    the same MainStay Fund; or

    another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

  Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

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If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

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If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

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Understand the Tax Consequences

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MainStay Equity Funds, MainStay Income Funds and MainStay Blended Funds (Except MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund)

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Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A MainStay Fund's realized earnings are taxed based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains; income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2012. Earnings of a MainStay Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities (particularly earnings generated by a MainStay Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

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For individual shareholders, a portion of the dividends received from the MainStay Equity Funds, MainStay Blended Funds and/or the MainStay Global High Income Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such MainStay Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deductions. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

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Since many of the stocks in which the MainStay Equity Funds and MainStay Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such MainStay Funds will qualify for the 15% maximum rate or the corporate dividends received deduction. It is also not expected that any portion of the distributions by the MainStay Income Funds will qualify for the 15% rate.

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MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund

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The MainStay High Yield Municipal Bond and MainStay Tax Free Bond Funds' distributions to shareholders are generally expected to be tax-exempt. A portion of the distributions may be subject to the Alternative Minimum Tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains, and distributions to shareholders of any such taxable income or capital gains would generaly be taxable whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are taxed based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If the MainStay High Yield Municipal Bond Fund or MainStay Tax Free Bond Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally taxed as ordinary income upon distribution.

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"Tax-Free" Rarely Means "Totally Tax-Free"

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  A tax-free fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

  Tax-exempt dividends may still be subject to state and local taxes.

  Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

  If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

  If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

  Some tax-exempt income may be subject to the alternative minimum tax.

  Capital gains declared in a tax-free fund are not tax-free.

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MainStay Retirement Funds and MainStay Asset Allocation Funds

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Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Retirement Funds are taxable, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Retirement Funds or Underlying Funds will generally be taxed as long-term capital gains. The current long-term capital gains maximum rate of 15% is scheduled to increase to 20% after 2012. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

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For individual shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distributions. Since many of the stocks in which the Underlying Funds invest do no pay significant dividends, it is not likely that a substantial portion of the distributions by the MainStay Asset Allocation Funds and MainStay Retirement Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

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Tax Reporting and Withholding (All MainStay Funds)

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We will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long term capital gains.

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The MainStay Funds may be required to withhold U.S. Federal income tax, currently at the rate of 28% (scheduled to increase to 31% after 2012), of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

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Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the MainStay Funds.

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Return of Capital (All MainStay Funds)

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If a MainStay Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

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However, if a MainStay Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

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Tax Treatment of Exchanges (All MainStay Funds)

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An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation if you are not a tax-exempt shareholder.

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Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

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The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

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New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, New York Life Investments and its affiliates managed approximately $282.9 billion in assets.

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The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for certain of the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

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The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

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For the fiscal year ended October 31, 2010, the Funds paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Fund as follows:

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Effective rate paid for the year ended October 31, 2010
MainStay 130/30 Core Fund	1.00%
MainStay 130/30 Growth Fund	1.00%
MainStay 130/30 International Fund	1.10%
MainStay Common Stock Fund	0.57%
MainStay Epoch Global Choice Fund	1.00%
MainStay Epoch Global Equity Yield Fund	0.70%
MainStay Epoch International Small Cap Fund	1.10%
MainStay Epoch U.S. All Cap Fund	0.85%
MainStay Epoch U.S. Equity Fund	0.80%
MainStay Growth Equity Fund	0.70%
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Global Fund	0.80%
MainStay ICAP International Fund	0.80%
MainStay ICAP Select Equity Fund	0.80%
MainStay International Equity Fund	0.90%
MainStay Large Cap Growth Fund	0.67%
MainStay MAP Fund	0.75%
MainStay S&P 500 Index Fund	0.24%
MainStay U.S. Small Cap Fund	0.85%
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For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for each Fund, please refer to each Fund's Annual Report to shareholders for the fiscal year ended October 31, 2010.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

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Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

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Additional Information Regarding Fee Waivers

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Voluntary

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Except as otherwise stated, each voluntary waiver or reimbursement discussed below may be discontinued at any time.

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New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below.

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MainStay 130/30 Core Fund: Investor Class, 1.60%; and Class C, 2.35%

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MainStay 130/30 Growth Fund: Investor Class, 1.60%; and Class C, 2.35%

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MainStay 130/30 International Fund: Investor Class, 1.70%; and Class C, 2.45%

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MainStay Common Stock Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

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MainStay International Equity Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

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MainStay ICAP Equity Fund: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%

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MainStay ICAP International Fund: Class R1, 1.05%

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MainStay Large Cap Growth Fund: Class R1, 0.95%

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MainStay S&P 500 Index Fund: Investor Class, 0.70%

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MainStay U.S. Small Cap Fund: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%

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New York Life Investments has agreed to voluntarily waive a portion of its management fee for MainStay Large Cap Growth Fund so that it does not exceed the following percentages of average daily net assets: 0.720% on assets up to $500 million; 0.700% on assets from $500 million to $2 billion; 0.650% on assets from $2 billion to $3 billion; and 0.600% on assets from $3 billion to $7 billion; and 0.575% on assets over $7 billion.

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Prior to the effective date of their current voluntary expense waiver/reimbursement arrangements, certain MainStay Funds had different arrangements in place.

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Who Manages Your Money?

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New York Life Investments serves as Manager of the Funds.

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Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on the Order.

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The shareholders of the following Funds that are series of The MainStay Funds have approved the use of this Order: MainStay Common Stock Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, and MainStay MAP Fund.

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The shareholders of the the following Funds that are series of MainStay Funds Trust have also approved the use of this Order: MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, and MainStay 130/30 International Fund.

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The following Funds that are series of MainStay Funds Trust may not rely on this Order without first obtaining shareholder approval: MainStay Epoch U.S. All Cap Fund, MainStay Growth Equity Fund, MainStay S&P 500 Index Fund, and MainStay U.S. Small Cap Fund.

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Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. (See the SAI for a breakdown of fees.)

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Epoch Investment Partners, Inc. ("Epoch") is located at 640 Fifth Avenue, New York, New York 10019. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of December 31, 2010, Epoch managed approximately $14.3 billion in assets.

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Institutional Capital LLC ("ICAP") is located at 225 West Wacker Drive, Suite 2400 Chicago, Illinois 60606. ICAP has been an investment adviser since 1970. As of December 31, 2010, ICAP managed approximately $17 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is an indirect, wholly-owned subsidiary of New York Life.

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MacKay Shields LLC ("MacKay Shields") is located at 9 West 57th Street, New York, New York 10019. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2010, MacKay Shields managed approximately $54.3 billion in assets.

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Madison Square Investors LLC ("Madison Square Investors") is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, Madison Square Investors managed approximately $11.4 billion in assets.

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Markston International LLC ("Markston") is located at 50 Main Street, White Plains, New York 10606. Markston was established in 1981 as Markston Investment Management, and was reorganized in 1999. As of December 31, 2010, Markston managed approximately $1.2 billion in assets.

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Winslow Capital Management, Inc. ("Winslow Capital") is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc. As of December 31, 2010, Winslow Capital managed approximately $17 billion in assets.

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Portfolio Manager Biographies:

The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

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Emily Baker	Ms. Baker has managed the MainStay Epoch International Small Cap Fund since 2009. Ms. Baker joined Epoch in 2007, where she is Managing Director and Senior Analyst, and a key member of both the Non-U.S. and Global investment teams. Prior to joining Epoch, Ms. Baker was a partner with Level Global from 2006 to 2007, a $2 billion hedge fund. Prior to that, she was with Artisan Partners from 2003 to 2006 where she was a key member of the $2.5 billion International Small Cap portfolio team as well as the larger EAFE portfolio team. She holds a BA in Economics and MBA in Finance from Vanderbilt University.
Lee Baker	Mr. Baker has managed the MainStay S&P 500 Index Fund since 2008. He is a Director at Madison Square Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, in 2005, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over ten years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.
Rupal J. Bhansali	Ms. Bhansali joined MacKay Shields in 2001 and is a Senior Managing Director. She assumed responsibilities as Portfolio Manager for the MainStay International Equity Fund in 2001. She has over 20 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and a master's degree in finance from the University of Bombay.
Eric Citerne, CFA	Mr. Citerne has managed the MainStay Epoch International Small Cap Fund since February 2011. Mr. Citerne joined Epoch in 2008, where he is a Managing Director, Portfolio Manager and Senior Analyst. Prior to that, he held a position at Evergreen Investment Management from 2004 to 2008 where he served as Vice President, Director and Senior Analyst, responsible for the investment of their international small cap and mid cap services. Mr. Citerne holds a BBA from University of Texas at Austin as well as an MBA from Southern Methodist University in Dallas. He is a Chartered Financial Analyst ("CFA") charterholder and Certified Public Accountant ("CPA").
Harvey J. Fram, CFA	Mr. Fram has managed the MainStay Common Stock Fund since 2004 and MainStay 130/30 Core Fund since 2007. Mr. Fram is currently a Managing Director at Madison Square Investors and is responsible for the management of quantitative equity portfolios. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Justin H. Kelly, CFA	Mr. Kelly is a Senior Managing Director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1999. Mr. Kelly has been part of the Investment Management Team for the MainStay Large Cap Growth Fund since 2005. Mr. Kelly graduated Summa Cum Laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA charterholder.
Migene Kim, CFA	Ms. Kim is a Director at Madison Square Investors and has been a part of the portfolio management team for the MainStay Common Stock Fund since 2007. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, in 2005, Ms. Kim was a quantitative research analyst at INVESCO's Structured Products Group from 1998 to 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.
Harish Kumar PhD, CFA	Dr. Kumar has managed the MainStay Growth Equity Fund since 2005 and the MainStay 130/30 Growth Fund since 2007. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management beginning in 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charterholder, and has 12 years of investment experience.
Roger Lob	Mr. Lob is a Member of Markston International and has been a portfolio manager for the MainStay MAP Fund, and its predecessors, since 1987. He received an MBA from Columbia Business School.
Martin J. Mickus, CFA	Mr. Mickus has managed the MainStay Growth Equity Fund and MainStay 130/30 Growth Fund since 2010. He is a Managing Director of Growth Portfolios at Madison Square Investors. Prior to joining Madison Square Investors in 2009, Mr. Mickus was a Portfolio Manager at Oppenheimer Capital from 1999 through 2009, where he managed numerous growth strategies. Mr. Mickus earned his MBA from Vanderbilt University and his BS in Finance from Syracuse University. Mr. Mickus is a CFA charterholder, and has 18 years of investment experience.
Christopher Mullarkey	Mr. Mullarkey is a Member of Markston International, has over fourteen years of experience in the investment business and has been a portfolio manager for the MainStay MAP Fund since 2002. He received an MBA from Stern School of Business at New York University.
Michael J. Mullarkey	Mr. Mullarkey is Managing Member of Markston International and has been a portfolio manager of the MainStay MAP Fund, and its predecessors, since 1981. He received an MBA from Harvard Business School.
Francis J. Ok	Mr. Ok has managed the MainStay S&P 500 Index Fund since 1996. Mr. Ok is a Managing Director at Madison Square Investors and is also responsible for managing and running the trading desk. Mr. Ok holds a BS in Economics from Northeastern University.
Mona Patni	Ms. Patni has been the portfolio manager of the MainStay 130/30 Core Fund since 2007. She is a Director and Portfolio Manager for the Core Equity team of Madison Square Investors. Ms. Patni joined New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, in 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.
David Pearl	Mr. Pearl has managed the MainStay Epoch U.S. All Cap Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. Equity Fund since 2009 and MainStay Epoch Global Choice Fund since February 2011. Mr. Pearl joined Epoch in 2004, where he is Executive Vice President and Co-Chief Investment Officer. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
William Priest, CFA	Mr. Priest has managed the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay U.S. Small Cap Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. He is a CFA charterholder and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business.
Eric Sappenfield	Mr. Sappenfield has managed the MainStay Epoch Global Equity Yield Fund since 2009. Mr. Sappenfield is a Managing Director and Senior Analyst at Epoch. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leads & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Jerrold K. Senser, CFA	Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MainStay ICAP Equity Fund since 1994, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund since 1997, MainStay MAP Fund since 2006, and MainStay ICAP Global Fund since 2008. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder.
Andrew Ver Planck	Mr. Ver Planck is the portfolio manager for the MainStay 130/30 International Fund and has managed the Fund since 2007. He is a Director and Portfolio Manager for Madison Square Investors. He is responsible for the development and implementation of international quantitative equity strategies. Mr. Ver Planck joined New York Life Investments Equity Investors Group, Madison Square Investors predecessor, in 2005. Mr. Ver Planck received a BA in Operations Research and Industrial Engineering from Cornell University.
R. Bart Wear, CFA	Mr. Wear is a Senior Managing Director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1997. Mr. Wear has been part of the Investment Management Team for the MainStay Large Cap Growth Fund since 2005. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a CFA charterholder.
Michael Welhoelter, CFA	Mr. Welhoelter has managed the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund and the MainStay U.S. Small Cap Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.
Thomas R. Wenzel, CFA	Mr. Wenzel joined ICAP in 1992 and has managed the MainStay ICAP Equity Fund since 1994, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund since 1997, MainStay MAP Fund since 2006, and MainStay ICAP Global Fund since 2008. He is Senior Executive Vice President and Director of Research for ICAP and is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. Mr. Wenzel also leads the firm's investment research efforts with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder.
Clark J. Winslow	Mr. Winslow has been part of the Investment Management Team for the MainStay Large Cap Growth Fund since 2005. Mr. Winslow has served as the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 44 years of investment experience and has managed portfolios since 1975. Mr. Winslow has a BA from Yale University and an MBA from the Harvard Business School.
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Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

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The financial highlights for MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund (collectively referred to as the "MainStay Epoch Funds") reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, respectively, each a separate series of The World Funds, Inc. (the "Epoch Funds"). Upon the completion of the reorganizations of the Epoch Funds with and into the MainStay Funds Trust, which occured on November 13, 2009, the Class A and Class I shares of the MainStay Epoch Funds assumed the performance, financial and other historical information of the Class P shares and Institutional Class shares of the Epoch Funds, respectively.

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The information for all Funds has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For the MainStay Epoch Funds, the information for the fiscal years ended on or before December 31, 2008 was audited by those Funds' previous independent registered public accounting firm (when the Funds were the Epoch Funds).

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Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc. and ICAP Funds, Inc., merged into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust (each a "Reorganization"). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

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Please note that as of July 1, 2008, the fiscal year end for the MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund was changed from December 31 to October 31. The fiscal year end for MainStay ICAP Global Fund has been October 31 since its inception.

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Please also note that as of January 4, 2010, the fiscal year end for the MainStay Epoch Funds changed from December 31 to October 31.

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MainStay 130/30 Core Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

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	Year ended October 31,			February 28, 2008* through October 31,
Investor Class	2010	2009		2008
Net asset value at beginning of period	$6.40	$6.00		$8.68
Net investment income (loss) (a)	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	0.90	0.38		(2.66)
Total from investment operations	0.89	0.40		(2.68)
Less dividends:
From net investment income	(0.01)	—		—
Net asset value at end of period	$7.28	$6.40		$6.00
Total investment return (b)	13.88%	6.67	%(c)	(30.76	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.38%		(0.37	%)†
Net expenses (excluding short sale expenses)	1.58%	1.60%		1.59	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.50%	2.57%		2.59	%†
Short sale expenses	0.92%	0.87%		0.82	%†
Portfolio turnover rate	117%	163%		244%
Net assets at end of period (in 000's)	$81	$53		$41
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*	Commencement of operations.
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†	Annualized.
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(a)	Per share data based on average shares outstanding during the period.
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(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
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(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
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(d)	Total investment return is not annualized.
	Year ended October 31,			June 29, 2007* through October 31,
Class A	2010	2009	2008	2007
Net asset value at beginning of period	$6.41	$6.00	$9.64	$10.00
Net investment income (loss) (a)	0.00 ‡	0.05	(0.02)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.92	0.37	(3.61)	(0.36)
Total from investment operations	0.92	0.42	(3.63)	(0.36)
Less dividends:
From net investment income	(0.02)	(0.01)	(0.01)	—
Net asset value at end of period	$7.31	$6.41	$6.00	$9.64
Total investment return (b)	14.31%	6.77%	(37.57%)	(3.60	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%	0.83%	(0.20%)	(0.14	%)†
Net expenses (excluding short sale expenses)	1.34%	1.46%	1.50%	1.50	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.29%	2.40%	2.60%	2.90	%†
Short sale expenses	0.95%	0.94%	0.85%	0.53	%†
Portfolio turnover rate	117%	163%	244%	59%
Net assets at end of period (in 000's)	$229	$138	$390	$356
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay 130/30 Core Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,			June 29, 2007* through October 31,
Class C	2010	2009	2008	2007
Net asset value at beginning of period	$6.30	$5.95	$9.61	$10.00
Net investment loss (a)	(0.06)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.88	0.37	(3.57)	(0.36)
Total from investment operations	0.82	0.35	(3.66)	(0.39)
Net asset value at end of period	$7.12	$6.30	$5.95	$9.61
Total investment return (b)	13.02	5.88%	(38.15%)	(3.80	)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.87%)	(0.41%)	(1.12%)	(0.86	%)†
Net expenses (excluding short sale expenses)	2.34%	2.35%	2.33%	2.25	%†
Expenses (including short sale expenses, before waiver/reimbursement)	3.23%	3.31%	3.41%	3.65	%†
Short sale expenses	0.89%	0.86%	0.81%	0.53	%†
Portfolio turnover rate	117%	163%	244%	59%
Net assets at end of period (in 000's)	$289	$370	$228	$35
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,			June 29, 2007* through October 31,
Class I	2010	2009	2008	2007
Net asset value at beginning of period	$6.43	$6.02	$9.65	$10.00
Net investment income (a)	0.02	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.91	0.38	(3.62)	(0.36)
Total from investment operations	0.93	0.42	(3.61)	(0.35)
Less dividends:
From net investment income	(0.03)	(0.01)	(0.02)	—
Net asset value at end of period	$7.33	$6.43	$6.02	$9.65
Total investment return (b) ,(c)	14.53%	7.05%	(37.48%)	(3.50	)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.33%	0.69%	0.07%	0.27	%†
Net expenses (excluding short sale expenses)	1.09%	1.22%	1.25%	1.25	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.01%	2.08%	2.16%	2.52	%†
Short sale expenses	0.92%	0.86%	0.81%	0.53	%†
Portfolio turnover rate	117%	163%	244%	59%
Net assets at end of period (in 000's)	$334,987	$189,845	$84,861	$24,123
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay 130/30 Growth Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$7.42	$6.69	$9.68
Net investment loss (a)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	0.71	0.75	(2.92)
Total from investment operations	0.64	0.73	(2.99)
Net asset value at end of period	$8.06	$7.42	$6.69
Total investment return (b)	8.63%	10.91%	(30.89	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.97%)	(0.33%)	(1.20	%)†
Net expenses (excluding short sale expenses)	1.60%	1.60%	1.60	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.70%	2.58%	2.73	%†
Short sale expenses	0.75%	0.79%	0.69	%†
Portfolio turnover rate	167%	203%	311%
Net assets at end of period (in 000's)	$128	$93	$60
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,			June 29, 2007* through October 31,
Class A	2010	2009	2008	2007
Net asset value at beginning of period	$7.42	$6.68	$10.63	$10.00
Net investment loss (a)	(0.07)	(0.00)#	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	0.70	0.74	(3.85)	0.66
Total from investment operations	0.63	0.74	(3.95)	0.63
Net asset value at end of period	$8.05	$7.42	$6.68	$10.63
Total investment return (b)	8.49%	11.08%	(37.16%)	6.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.92%)	(0.06%)	(1.09%)	(0.91	%)†
Net expenses (excluding short sale expenses)	1.50%	1.50%	1.50%	1.50	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.56%	2.30%	2.77%	3.68	%†
Short sale expenses	0.75%	0.79%	0.70%	0.47	%†
Portfolio turnover rate	167%	203%	311%	137%
Net assets at end of period (in 000's)	$370	$166	$239	$477
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay 130/30 Growth Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				June 29, 2007* through October 31,
Class C	2010	2009		2008	2007
Net asset value at beginning of period	$7.28	$6.61		$10.61	$10.00
Net investment loss (a)	(0.13)	(0.06)		(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	0.70	0.73		(3.83)	0.66
Total from investment operations	0.57	0.67		(4.00)	0.61
Net asset value at end of period	$7.85	$7.28		$6.61	$10.61
Total investment return (b)	7.83%	10.14	%(c)	(37.70%)	6.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.72%)	(0.96%)		(1.88%)	(1.54	%)†
Net expenses (excluding short sale expenses)	2.35%	2.35%		2.32%	2.25	%†
Expenses (including short sale expenses, before waiver)	3.46%	3.32%		3.56%	4.43	%†
Short sale expenses	0.77%	0.79%		0.69%	0.47	%†
Portfolio turnover rate	167%	203%		311%	137%
Net assets at end of period (in 000's)	$180	$172		$165	$71
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
	Year ended October 31,					June 29, 2007* through October 31,
Class I	2010		2009		2008	2007
Net asset value at beginning of period	$7.47		$6.71		$10.65	$10.00
Net investment loss (a)	(0.05)		(0.01)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	0.73		0.77		(3.87)	0.67
Total from investment operations	0.68		0.76		(3.94)	0.65
Net asset value at end of period	$8.15		$7.47		$6.71	$10.65
Total investment return (b) ,(c)	9.10	%(d)	11.33	%(d)	(37.00%)	6.50	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.58%)		(0.08%)		(0.73%)	(0.56	%)†
Net expenses (excluding short sale expenses)	1.25%		1.25%		1.25%	1.25	%†
Expenses (including short sale expenses, before waiver)	2.35%		2.05%		2.28%	3.38	%†
Short sale expenses	0.79%		0.79%		0.65%	0.47	%†
Portfolio turnover rate	167%		203%		311%	137%
Net assets at end of period (in 000's)	$8,611		$65,632		$46,311	$18,320
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total investment return is not annualized.


MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$9.69	$9.27	$13.17
Net investment income (a)	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.13	0.40	(3.93)
Total from investment operations	1.16	0.47	(3.90)
Less dividends:
From net investment income	(0.08)	(0.05)	—
Net asset value at end of period	$10.77	$9.69	$9.27
Total investment return(b)	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.25%	0.81%	0.41	%†
Net expenses	1.61%	1.46%	1.40	%†
Expenses (before waiver/reimbursement)	1.61%	1.73%	1.58	%†
Portfolio turnover rate	152%	138%	158%
Net assets at end of period (in 000's)	$13,661	$12,752	$11,811
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of year	$9.70	$9.28	$16.10	$14.66	$12.62
Net investment income (a)	0.09	0.12	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.13	0.40	(5.70)	1.72	1.97
Total from investment operations	1.22	0.52	(5.62)	1.78	2.06
Less dividends and distributions:
From net investment income	(0.13)	(0.10)	(0.06)	(0.06)	(0.02)
From net realized gain on investments	—	—	(1.14)	(0.28)	--
Total dividends and distributions	(0.13)	(0.10)	(1.20)	(0.34)	(0.02)
Net asset value at end of Year	$10.79	$9.70	$9.28	$16.10	$14.66
Total investment return(b)	12.64%	5.80%	(37.22%)	12.24%	16.43%
Ratios(to average net assets)/Supplemental Data:
Net investment income	0.90%	1.38%	0.65%	0.42%	0.63%
Net expenses	0.96%	0.94%	1.15%	1.29%	1.30%
Expenses (before waiver/reimbursement)	0.96%	0.98%	1.30%	1.48%	1.60%
Portfolio turnover rate	152%	138%	158%	122%	144%
Net assets at end of period (in 000's)	$12,140	$11,579	$12,530	$44,874	$38,940
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.97	$8.60	$15.07	$13.80	$11.94
Net investment income (loss) (a)	(0.05)	0.01	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.05	0.36	(5.29)	1.59	1.87
Total from investment operations	1.00	0.37	(5.33)	1.55	1.86

Less dividends and distributions
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	—	—	(1.14)	(0.28)	—
Total dividends and distributions	(0.01)	—	(1.14)	(0.28)	—
Net asset value at end of year	$9.96	$8.97	$8.60	$15.07	$13.80
Total investment return(b)	11.14%	4.30%	(37.77%)	11.39%	15.58%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	0.14%	(0.30%)	(0.31%)	(0.05%)
Net expenses	2.36%	2.20%	2.10%	2.04%	2.05%
Expenses (before waiver/reimbursement)	2.36%	2.49%	2.27%	2.23%	2.35%
Portfolio turnover rate	152%	138%	158%	122%	144%
Net assets at end of period (in 000's)	$8,466	$10,371	$13,212	$33,203	$39,024
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.97	$8.59	$15.07	$13.79	$11.94
Net investment income (loss) (a)	(0.05)	0.01	(0.04)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.05	0.37	(5.30)	1.61	1.86
Total from investment operations	1.00	0.38	(5.34)	1.56	1.85
Less dividends and distributions:
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	—	—	(1.14)	(0.28)	—
Total dividends and distributions	(0.01)	—	(1.14)	(1.28)	—
Net asset value at end of year	$9.96	$8.97	$8.59	$15.07	$13.79
Total investment return(b)	11.12%	4.42%	(37.84%)	11.47%	15.49%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	0.12%	(0.30%)	(0.32%)	(0.09%)
Net expenses	2.36%	2.21%	2.10%	2.04%	2.05%
Expenses (before waiver/reimbursement)	2.36%	2.49%	2.27%	2.23%	2.35%
Portfolio turnover rate	152%	138%	158%	122%	144%
Net assets at end of period (in 000's)	$1,352	$1,357	$1,611	$3,334	$3,254
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of year	$9.72	$9.32	$16.19	$14.73	$12.68
Net investment income (a)	0.12	0.15	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	1.14	0.39	(5.73)	1.73	1.99
Total from investment operations	1.26	0.54	(5.58)	1.89	2.16
Less dividends and distributions:
From net investment income	(0.16)	(0.14)	(0.15)	(0.15)	(0.11)
From net realized gain on investments	—	—	(1.14)	(0.28)	—
Total dividends and distributions	(0.16)	(0.14)	(1.29)	(0.43)	(0.11)
Net asset value at end of year	$10.82	$9.72	$9.32	$16.19	$14.73
Total investment return(b) ,(c)	13.00%	5.99%	(36.92%)	13.03%	17.19%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.16%	1.69%	1.16%	1.06%	1.24%
Net expenses	0.71%	0.65%	0.62%	0.62%	0.66%
Expenses (before waiver/reimbursement)	0.71%	0.73%	0.80%	0.87%	0.96%
Portfolio turnover rate	152%	138%	158%	122%	144%
Net assets at end of period (in 000's)	$230,246	$260,081	$336,529	$219,460	$133,818
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.


MainStay Epoch U.S. All Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$17.66	$15.40	$23.34
Net investment loss(a)	(0.01)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	3.11	2.31	(7.81)
Total from investment operations	3.10	2.26	(7.94)
Less dividends and distributions:
From net investment income	(0.02)	—	—
Net asset value at end of period	$20.74	$17.66	$15.40
Total investment return(b)	17.56%	14.68 (c)	(34.02	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.04%)	(0.29%)	(0.88	%)†
Net expenses	1.69%	1.67%	1.64	%†
Expenses (before waiver/recoupment)	1.69%	1.96%	1.66	%†
Portfolio turnover rate	41%	135%	56%
Net assets at end of period (in 000's)	$7,238	$6,384	$5,460

*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009		2008	2007		2006
Net asset value at beginning of period	$17.76	$15.42		$28.85	$23.86		$21.84
Net investment income (loss) (a)	0.09	0.02		(0.14)	(0.21)		(0.21)
Net realized and unrealized gain (loss) on investments	3.13	2.32		(11.05)	5.20		2.23
Total from investment operations	3.22	2.34		(11.19)	4.99		2.02
Less distributions:
From net investment income	(0.05)	—		—	—		—
From net realized gain on investments	—	—		(2.24)	—		—
Total dividends and distributions	(0.05)	—		(2.24)	—		—
Net asset value at end of period	$20.93	$17.76		$15.42	$28.85		$23.86
Total investment return(b)	18.15%	15.18	%(c)	(41.88%)	20.91%		9.25%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%	0.13%		(0.59%)	(0.79%)		(0.89%)
Net expenses	1.19%	1.26%		1.39%	1.55%		1.50%
Expenses (before waiver/recoupment)	1.19%	1.34%		1.40%	1.53	%(d)	1.54%
Portfolio turnover rate	41%	135%		56%	37%		46%
Net assets at end of period (in 000's)	$9,749	$14,006		$12,771	$32,894		$28,170
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.


MainStay Epoch U.S. All Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009		2008	2007		2006
Net asset value at beginning of period	$16.84	$14.80		$28.03	$23.36		$21.54
Net investment loss (a)	(0.14)	(0.15)		(0.34)	(0.39)		(0.37)
Net realized and unrealized gain (loss) on investments	2.95	2.19		(10.65)	5.06		2.19
Total from investment operations	2.81	2.04		(10.99)	4.67		1.82
Less dividends and distributions:
From net investment income	(0.02)	—		—	—		—
From net realized gain on investments	—	—		(2.24)	—		—
Total dividens and distributions	(0.02)	—		(2.24)	—		—
Net asset value at end of period	$19.63	$16.84		$14.80	$28.03		$23.36
Total investment return(b)	16.69%	13.78	%(c)	(42.43%)	19.99%		8.45%
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(0.77%)	(1.04%)		(1.55%)	(1.54%)		(1.63%)
Net expenses	2.44%	2.42%		2.34%	2.30%		2.25%
Expenses (before waiver/recoupment)	2.44%	2.71%		2.35%	2.28	%(d)	2.29%
Portfolio turnover rate	41%	135%		56%	37%		46%
Net assets at end of period (in 000's)	$6,362	$6,383		$6,191	$11,925		$10,770
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.
	Year ended October 31,
Class C	2010	2009		2008	2007		2006
Net asset value at beginning of period	$16.86	$14.82		$28.06	$23.38		$21.56
Net investment loss (a)	(0.14)	(0.15)		(0.34)	(0.39)		(0.37)
Net realized and unrealized gain (loss) on investments	2.95	2.19		(10.66)	5.07		2.19
Total from investment operations	2.81	2.04		(11.00)	4.68		1.82
Less dividends and distributions:
From net investment income	(0.02)	—		—	—		—
From net realized gain on investments	—	—		(2.24)	—		—
Totaldividends and distributions	(0.02)	—		(2.24)	—		—
Net asset value at end of period	$19.65	$16.86		$14.82	$28.06		$23.38
Total investment return(b)	16.67%	13.77	%(c)	(42.42%)	20.02%		8.44%
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(0.79%)	(1.03%)		(1.55%)	(1.55%)		(1.64%)
Net expenses	2.44%	2.42%		2.34%	2.30%		2.25%
Expenses (before waiver/recoupment)	2.44%	2.71%		2.35%	2.28	%(d)	2.29%
Portfolio turnover rate	41%	135%		56%	37%		46%
Net assets at end of period (in 000's)	$3,959	$3,514		$4,004	$7,396		$4,820
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.


MainStay Epoch U.S. All Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009		2008	2007	2006
Net asset value at beginning of period	$18.87	$16.33		$30.28	$24.90	$22.66
Net investment income (loss) (a)	0.13	0.07		(0.03)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	3.34	2.47		(11.68)	5.43	2.32
Total from investment operations	3.47	2.54		(11.71)	5.38	2.24
Less dividends and distributions:
From net investment income	(0.10)	—		—	—	—
From net realized gain on investments	—	—		(2.24)	—	—
Total dividends and distributions	(0.10)	—		(2.24)	—	—
Net asset value at end of period	$22.24	$18.87		$16.33	$30.28	$24.90
Total investment return(b) ,(c)	18.42%	15.55	%(d)	(41.60%)	21.61%	9.89%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.42%		(0.14%)	(0.18%)	(0.31%)
Net expenses	0.94%	0.95%		0.93%	0.93%	0.93%
Expenses (before waiver/recoupment)	0.94%	1.09%		0.97%	0.95%	0.97%
Portfolio turnover rate	41%	135%		56%	37%	46%
Net assets at end of period (in 000's)	$510,263	$195,303		$157,222	$297,744	$263,102
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.


MainStay Epoch U.S. Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Investor Class	2010 (a)		2009
Net asset value at beginning of period	$12.67		$12.38
Net investment income (b)	0.03		0.02
Net realized and unrealized gain on investments	0.81		0.30
Total from investment operations	0.84		0.32
Less dividends:
From net investment income	__		(0.03)
Net asset value at end of period	$13.51		$12.67
Total investment return (c)	6.63	%(d)	2.60	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.25	%‡	1.11	%‡
Net expenses	1.40	%‡	1.19	%‡
Expenses (before waiver/reimbursement)	1.43	%‡	1.19	%‡
Portfolio turnover rate	54%		54%
Net assets at end of period (in 000's)	$74		$28
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	January 1, 2010 through October 31,		February 3, 2009* through December 31,
Class A	2010 (a)		2009
Net asset value at beginning of period	$12.67		$10.24
Net investment income (b)	0.02		0.08
Net realized and unrealized gain on investments	0.83		3.33
Total from investment operations	0.85		3.41
Less dividends and distributions:
From net investment income	__		(0.10)
From net realized gain on investments	__		(0.88)
Total dividends and distributions	__		(0.98)
Net asset value at end of period	$13.52		$12.67
Total investment return (c)	6.71	%(d)	33.59	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.19	%‡	0.76	%‡
Net expenses	1.34	%‡	1.35	%‡
Expenses (before waiver/reimbursement)	1.37	%‡	1.44	%‡
Portfolio turnover rate	54%		54%
Net assets at end of period (in 000's)	$850		$127
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.


MainStay Epoch U.S. Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Class C	2010 (a)		2009
Net asset value at beginning of period	$12.67		$12.38
Net investment income (loss) (b)	(0.07)		0.01
Net realized and unrealized gain on investments	0.82		0.30
Total from investment operations	0.75		0.31
Less dividends:
From net investment income	__		(0.02)
Net asset value at end of period	$13.42		$12.67
Total investment return (c)	5.92	%(d)(e)	2.51	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63	%)‡	0.37	%‡
Net expenses	2.15	%‡	1.94	%‡
Expenses (before waiver/reimbursement)	2.18	%‡	1.94	%‡
Portfolio turnover rate	54%		54%
Net assets at end of period (in 000's)	$33		$26
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008* through December 31,
Class I	2010 (a)		2009	2008
Net asset value at beginning of period	$12.70		$10.85	$10.00
Net investment income	0.04	(b)	0.11 (b)	0.01
Net realized and unrealized gain on investments	0.84		2.74	0.85
Total from investment operations	0.88		2.85	0.86
Less dividends and distributions:
From net investment income	__		(0.12)	(0.01)
From net realized gain on investments	__		(0.88)	—
Total dividends and distributions	__		(1.00)	(0.01)
Net asset value at end of period	$13.58		$12.70	$10.85
Total investment return (c)	6.93	%(d)	26.53%	8.59	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.40	%‡	0.98%	1.28	%‡
Net expenses	1.09	%‡	1.09%	1.09	%‡
Expenses (before waiver/reimbursement)	1.12	%‡	1.19%	1.16	%‡
Portfolio turnover rate	54%		54%	1%
Net assets at end of period (in 000's)	$229,830		$155,231	$98,778
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.


MainStay Growth Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				February 28, 2008 * through October, 31
Investor Class	2010		2009		2008
Net asset value at beginning of period	$9.32		$8.26		$11.79
Net investment income (loss)	(0.04	)(a)	0.02	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.19		1.04		(3.51)
Total from investment operations	1.15		1.06		(3.53)
Less dividends and distributions:
From net investment income	(0.05)		—		—
Net asset value at end of period	$10.42		$9.32		$8.26
Total investment return(b)	12.41%		12.83	%(c)	(29.94	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)		0.21%		(0.35	%)†
Net expenses	1.52%		1.41%		1.31	%†
Expenses (before waiver/reimbursement)	1.52%		1.41%		1.61	%†
Portfolio turnover rate	131%		156%		291%
Net assets at end of period (in 000's)	$247,966		$37		$24
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
	Year ended October 31,					November 4, 2005 * through October 31,
Class A	2010		2009	2008	2007	2006
Net asset value at beginning of period	$9.32		$8.26	$13.19	$11.01	$10.00
Net investment income (loss)	(0.01	)(a)	0.02 (a)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.20		1.05	(4.84)	2.25	1.02
Total from investment operations	1.19		1.07	(4.86)	2.26	1.01
Less dividends and distributions:
From net investment income	(0.07)		(0.01)	—	—	—
From net realized gain on investments	—		—	(0.07)	(0.08)	—
Total dividends and distributions	(0.07)		(0.01)	(0.07)	(0.08)	—
Net asset value at end of period	$10.44		$9.32	$8.26	$13.19	$11.01
Total investment return(b)	12.77%		13.01%	(37.06%)	20.51%	10.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10%)		0.26%	(0.16%)	0.08%	(0.12	%)†
Net expenses	1.23%		1.31%	1.17%	1.25%	1.25	%†
Expenses (before waiver/reimbursement)	1.23%		1.32%	1.18%	1.37%	1.71	%†
Portfolio turnover rate	131%		156%	291%	279%	138%
Net assets at end of period (in 000's)	$210,592		$92	$49	$66	$55
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay Growth Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,						November 4, 2005* through October 31,
Class B	2010		2009		2008	2007	2006
Net asset value at beginning of period	$9.04		$8.07		$12.99	$10.93	$10.00
Net investment loss	(0.11	)(a)	(0.07	)(a)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.15		1.04		(4.75)	2.22	1.02
Total from investment operations	1.04		0.97		(4.85)	2.14	0.93
Less distributions:
From net realized gain on investments	—		—		(0.07)	(0.08)	—
Net asset value at end of period	$10.08		$9.04		$8.07	$12.99	$10.93
Total investment return(b)	11.50%		12.02%		(37.55%)	19.67%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.14%)		(0.82%)		(1.04%)	(0.67%)	(0.87	%)†
Net expenses	2.27%		2.18%		2.06%	2.00%	2.00	%†
Expenses (before waiver/reimbursement)	2.27%		2.18%		2.26%	2.12%	2.46	%†
Portfolio turnover rate	131%		156%		291%	279%	138%
Net assets at end of period (in 000's)	$95,899		$122		$42	$65	$55
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,						November 4, 2005* through October 31,
Class C	2010		2009		2008	2007	2006
Net asset value at beginning of period	$9.03		$8.06		$12.99	$10.93	$10.00
Net investment loss	(0.11	)(a)	(0.04	)(a)	(0.12)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.16		1.01		(4.74)	2.22	1.02
Total from investment operations	1.05		0.97		(4.86)	2.14	0.93
Less distributions:
From net realized gain on investments	—		—		(0.07)	(0.08)	—
Net asset value at end of period	$10.08		$9.03		$8.06	$12.99	$10.93
Total investment return(b)	11.63	%(c)	12.03	%(c)	(37.63%)	19.56%	9.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.14%)		(0.52%)		(1.04%)	(0.67%)	(0.87	%)†
Net expenses	2.27%		2.16%		2.06%	2.00%	2.00	%†
Expenses (before waiver/reimbursement)	2.27%		2.16%		2.26%	2.12%	2.46	%†
Portfolio turnover rate	131%		156%		291%	279%	138%
Net assets at end of period (in 000's)	$2,889		$45		$40	$65	$55
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.


MainStay Growth Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				November 4, 2005* through October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.36	$8.30	$13.24	$11.04	$10.00
Net investment income	0.01 (a)	0.06 (a)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.22	1.04	(4.87)	2.28	1.03
Total from investment operations	1.23	1.10	(4.85)	2.30	1.04
Less dividends and distributions:
From net investment income	(0.09)	(0.04)	(0.02)	(0.02)	—
From net realized gain on investments	—	—	(0.07)	(0.08)	—
Total dividends and distributions	(0.09)	(0.04)	(0.09)	(0.10)	—
Net asset value at end of period	$10.50	$9.36	$8.30	$13.24	$11.04
Total investment return(b) ,(c)	13.07%	13.29%	(36.80%)	20.93%	10.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.14%	0.74%	0.21%	0.31%	0.11	%†
Net expenses	0.98%	1.03%	0.81%	0.92%	1.00	%†
Expenses (before waiver/reimbursement)	0.98%	1.05%	0.81%	0.92%	1.46	%†
Portfolio turnover rate	131%	156%	291%	279%	138%
Net assets at end of period (in 000's)	$3,082	$36,230	$75,450	$173,475	$26,586
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay ICAP Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		April 29, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$29.89	$26.95	$39.51
Net investment income	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	3.95	3.15	(12.55)
Total from investment operations	4.17	3.47	(12.28)
Less dividends and distributions:
From net investment income	(0.25)	(0.53)	(0.28)
From net realized gain on investments	—	—	—
Total dividends and distributions	(0.25)	(0.53)	(0.28)
Net asset value at end of period	$33.81	$29.89	$26.95
Total investment return(b)	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.69%	1.24%	1.54	%†
Net expenses	1.56%	1.29%	1.19	%†
Expenses (before waiver/reimbursement)	1.56%	1.69%	1.61	%†
Portfolio turnover rate	64%	93%	106%
Net assets at end of period (in 000's)	$12,036	$11,465	$10,798
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006 * through December 31,
Class A	2010	2009	2008		2007	2006
Net asset value at beginning of period	$29.89	$26.93	$41.53		$45.01	$44.82
Net investment income	0.34 (a)	0.35 (a)	0.42		0.66	0.20	(a)
Net realized and unrealized gain (loss) on investments	3.96	3.15	(14.59)		1.88	4.02
Total from investment operations	4.30	3.50	(14.17)		2.54	4.22
Less dividends and distributions:
From net investment income	(0.35)	(0.54)	(0.43)		(0.61)	(0.30)
From net realized gain on investments	—	—	—		(5.41)	(3.73)
Total dividends and distributions	(0.35)	(0.54)	(0.43)		(6.02)	(4.03)
Net asset value at end of period	$33.84	$29.89	$26.93		$41.53	$45.01
Total investment return(b)	14.44%	13.46%	(34.38	%)(c)	5.78%	9.55	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.08%	1.35%	1.38	%†	1.22%	1.28	%†
Net expenses	1.18%	1.18%	1.18	%†	1.18%	1.30	%†
Expenses (before waiver/reimbursement)	1.18%	1.26%	1.35	%†	1.36%	1.39	%†
Portfolio turnover rate	64%	93%	106%		71%	80%
Net assets at end of period (in 000's)	$24,138	$25,257	$21,826		$51,349	$6,798
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay ICAP Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,			January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class C	2010		2009	2008		2007	2006
Net asset value at beginning of period	$29.78		$26.86	$41.43		$44.96	$44.82
Net investment income (loss)	(0.02	)(a)	0.13 (a)	0.19		0.34	0.08	(a)
Net realized and unrealized gain (loss) on investments	3.93		3.13	(14.55)		1.85	4.03
Total from investment operations	3.91		3.26	(14.36)		2.19	4.11
Less dividends and distributions:
From net investment income	(0.10)		(0.34)	(0.21)		(0.31)	(0.24)
From net realized gain on investments	—		—	—		(5.41)	(3.73)
Total dividends and distributions	(0.10)		(0.34)	(0.21)		(5.72)	(3.97)
Net asset value at end of period	$33.59		$29.78	$26.86		$41.43	$44.96
Total investment return(b)	13.15%		12.51%	(34.82	%)(c)	4.99%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07%)		0.52%	0.65	%†	0.49%	0.54	%†
Net expenses	2.31%		2.04%	1.94	%†	1.93%	2.05	%†
Expenses (before waiver/reimbursement)	2.31%		2.44%	2.30	%†	2.11%	2.14	%†
Portfolio turnover rate	64%		93%	106%		71%	80%
Net assets at end of period (in 000's)	$6,825		$5,206	$4,996		$8,606	$1,922
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,
Class I	2010	2009	2008		2007	2006	2005
Net asset value at beginning of period	$29.93	$26.97	$41.57		$45.03	$41.17	$44.01
Net investment income	0.43 (a)	0.45 (a)	0.54		0.77	0.63 (a)	0.65
Net realized and unrealized gain (loss) on investments	3.96	3.14	(14.62)		1.94	7.59	4.17
Total from investment operations	4.39	3.59	(14.08)		2.71	8.22	4.82
Less dividends and distributions:
From net investment income	(0.43)	(0.63)	(0.52)		(0.76)	(0.63)	(0.64)
From net realized gain on investments	—	—	—		(5.41)	(3.73)	(7.02)
Total dividends and distributions	(0.43)	(0.63)	(0.52)		(6.17)	(4.36)	(7.66)
Net asset value at end of period	$33.89	$29.93	$26.97		$41.57	$45.03	$41.17
Total investment return(b) ,(c)	14.76%	13.86%	(34.18	%)(d)	6.20%	20.17%	10.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.35%	1.76%	1.79	%†	1.63%	1.42%	1.37%
Net expenses	0.90%	0.83%	0.80	%†	0.80%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.93%	1.02%	0.96	%†	0.92%	0.88%	0.88%
Portfolio turnover rate	64%	93%	106%		71%	80%	86%
Net assets at end of period (in 000's)	$801,517	$705,425	$732,479		$1,041,210	$982,543	$800,011
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay ICAP Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006 * through December 31,
Class R1	2010	2009	2008		2007	2006
Net asset value at beginning of period	$29.94	$26.98	$41.59		$45.00	$44.82
Net investment income	0.40 (a)	0.39 (a)	0.52		0.77	0.22	(a)
Net realized and unrealized gain (loss) on investments	3.97	3.18	(14.64)		1.94	4.03
Total from investment operations	4.37	3.57	(14.12)		2.71	4.25
Less dividends and distributions:
From net investment income	(0.40)	(0.61)	(0.49)		(0.71)	(0.34)
From net realized gain on investments	—	—	—		(5.41)	(3.73)
Total dividends and distributions	(0.40)	(0.61)	(0.49)		(6.12)	(4.07)
Net asset value at end of period	$33.91	$29.94	$26.98		$41.59	$45.00
Total investment return(b) ,(c)	14.67%	13.73%	(34.24	%)(d)	6.10%	9.67	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.24%	1.49%	1.66	%†	1.72%	1.38	%†
Net expenses	1.01%	0.94%	0.90	%†	0.90%	0.90	%†
Expenses (before waiver/reimbursement)	1.03%	1.11%	1.06	%†	1.02%	0.99	%†
Portfolio turnover rate	64%	93%	106%		71%	80%
Net assets at end of period (in 000's)	$3,351	$2,268	$1,370		$1,097	$40
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006 * through December 31,
Class R2	2010	2009	2008		2007	2006
Net asset value at beginning of period	$29.90	$26.94	$41.54		$45.02	$44.82
Net investment income	0.30 (a)	0.33 (a)	0.44		0.63	0.12	(a)
Net realized and unrealized gain (loss) on investments	3.97	3.17	(14.62)		1.92	4.13
Total from investment operations	4.27	3.50	(14.18)		2.55	4.25
Less dividends and distributions:
From net investment income	(0.32)	(0.54)	(0.42)		(0.62)	(0.32)
From net realized gain on investments	—	—	—		(5.41)	(3.73)
Total dividends and distributions	(0.32)	(0.54)	(0.42)		(6.03)	(4.05)
Net asset value at end of period	$33.85	$29.90	$26.94		$41.54	$45.02
Total investment return(b) ,(c)	14.36%	13.47%	(34.38	%)(d)	5.82%	9.58	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.93%	1.27%	1.43	%†	1.29%	0.77	%†
Net expenses	1.28%	1.19%	1.15	%†	1.15%	1.15	%†
Expenses (before waiver/reimbursement)	1.28%	1.36%	1.31	%†	1.27%	1.24	%†
Portfolio turnover rate	64%	93%	106%		71%	80%
Net assets at end of period (in 000's)	$4,313	$2,050	$781		$1,156	$1,161
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay ICAP Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class R3	2010	2009	2008		2007	2006
Net asset value at beginning of period	$29.89	$26.93	$41.52		$45.00	$44.82
Net investment income	0.22 (a)	0.23 (a)	0.38		0.57	0.13	(a)
Net realized and unrealized gain (loss) on investments	3.97	3.21	(14.61)		1.86	4.06
Total from investment operations	4.19	3.44	(14.23)		2.43	4.19
Less dividends and distributions:
From net investment income	(0.27)	(0.48)	(0.36)		(0.50)	(0.28)
From net realized gain on investments	—	—	—		(5.41)	(3.73)
Total dividends and distributions	(0.27)	(0.48)	(0.36)		(5.91)	(4.01)
Net asset value at end of period	$33.81	$29.89	$26.93		$41.52	$45.00
Total investment return(b) ,(c)	14.07%	13.22%	(34.51	%)(d)	5.55%	9.49	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.70%	0.88%	1.16	%†	0.98%	0.86	%†
Net expenses	1.53%	1.45%	1.40	%†	1.40%	1.40	%†
Expenses (before waiver/reimbursement)	1.53%	1.60%	1.57	%†	1.52%	1.49	%†
Portfolio turnover rate	64%	93%	106%		71%	80%
Net assets at end of period (in 000's)	$2,257	$365	$72		$67	$27
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay ICAP Select Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		April 29, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$28.68	$25.62	$36.87
Net investment income	0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	4.38	3.10	(11.25)
Total from investment operations	4.60	3.35	(11.00)
Less dividends and distributions:
From net investment income	(0.22)	(0.29)	(0.25)
From net realized gain on investments	—	—	—
Total dividends and distributions	(0.22)	(0.29)	(0.25)
Net asset value at end of period	$33.06	$28.68	$25.62
Total investment return(b)	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.71%	0.99%	1.49	%†
Net expenses	1.47%	1.30%	1.15	%†
Expenses (before waiver/reimbursement)	1.51%	1.45%	1.31	%†
Portfolio turnover rate	55%	101%	117%
Net assets at end of period (in 000's)	$185,828	$9,808	$7,601
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class A	2010	2009	2008		2007	2006
Net asset value at beginning of period	$28.69	$25.62	$38.79		$41.60	$39.46
Net investment income	0.31 (a)	0.32	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain (loss) on investments	4.38	3.09	(13.18)		2.23	3.62
Total from investment operations	4.69	3.41	(12.76)		2.71	3.86
Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.41)		(0.51)	(0.29)
From net realized gain on investments	—	—	—		(5.01)	(1.43)
Total dividends and distributions	(0.31)	(0.34)	(0.41)		(5.52)	(1.72)
Net asset value at end of period	$33.07	$28.69	$25.62		$38.79	$41.60
Total investment return(b)	16.46%	13.58%	(33.14	%)(c)	6.62%	9.84	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.01%	1.21%	1.47	%†	1.09%	1.73	%†
Net expenses	1.18%	1.09%	1.10	%†	1.15%	1.20	%†
Expenses (before waiver/reimbursement)	1.23%	1.28%	1.24	%†	1.26%	1.29	%†
Portfolio turnover rate	55%	101%	117%		123%	115%
Net assets at end of period (in 000's)	$478,386	$190,956	$142,130		$161,070	$16,514
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay ICAP Select Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	November 13, 2009* through October 31,
Class B	2010
Net asset value at beginning of period	$29.93
Net investment loss	(0.01	)(a)
Net realized and unrealized gain on investments	2.99
Total from investment operations	2.98
Less dividends and distributions:
From net investment income	(0.07)
Net asset value at end of period	$32.84
Total investment return(b)	9.98	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.04	%)†
Net expenses	2.22	%†
Expenses (before waiver/reimbursement)	2.26	%†
Portfolio turnover rate	55%
Net assets at end of period (in 000's)	$85,952
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,			January 1, 2008 through October 31,(1)		Year ended December 31,	September 1, 2006 * through December 31,
Class C	2010		2009	2008		2007	2006
Net asset value at beginning of period	$28.56		$25.53	$38.68		$41.56	$39.46
Net investment income (loss)	(0.01	)(a)	0.07	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	4.36		3.09	(13.12)		2.24	3.63
Total from investment operations	4.35		3.16	(12.94)		2.38	3.76
Less dividends and distributions:
From net investment income	(0.07)		(0.13)	(0.21)		(0.25)	(0.23)
From net realized gain on investments	—		—	—		(5.01)	(1.43)
Total dividends and distributions	(0.07)		(0.13)	(0.21)		(5.26)	(1.66)
Net asset value at end of period	$32.84		$28.56	$25.53		$38.68	$41.56
Total investment return(b)	15.25%		12.50%	(33.59	%)(c)	5.83%	9.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02%)		0.28%	0.65	%†	0.33%	0.91	%†
Net expenses	2.22%		2.05%	1.91	%†	1.90%	1.95	%†
Expenses (before waiver/reimbursement)	2.26%		2.21%	2.05	%†	2.01%	2.04	%†
Portfolio turnover rate	55%		101%	117%		123%	115%
Net assets at end of period (in 000's)	$95,241		$55,841	$47,831		$45,789	$3,293
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.


MainStay ICAP Select Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		January 1, 2008 through October 31, (1)		Year ended December 31,
Class I	2010	2009	2008		2007	2006	2005
Net asset value at beginning of period	$28.74	$25.67	$38.84		$41.62	$36.17	$34.35
Net investment income	0.41 (a)	0.37	0.51	(a)	0.64 (a)	0.57 (a)	0.45
Net realized and unrealized gain (loss) on investments	4.37	3.10	(13.20)		2.21	6.83	2.70
Total from investment operations	4.78	3.47	(12.69)		2.85	7.40	3.15
Less dividends and distributions:
From net investment income	(0.40)	(0.40)	(0.48)		(0.62)	(0.52)	(0.45)
From net realized gain on investments	—	—	—		(5.01)	(1.43)	(0.88)
Total dividends and distributions	(0.40)	(0.40)	(0.48)		(5.63)	(1.95)	(1.33)
Net asset value at end of period	$33.12	$28.74	$25.67		$38.84	$41.62	$36.17
Total investment return(b) ,(c)	16.77%	13.89%	(32.99	%)(d)	6.95%	20.60%	9.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.32%	1.50%	1.78	%†	1.44%	1.45%	1.38%
Net expenses	0.90%	0.83%	0.80	%†	0.80%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.98%	1.03%	0.94	%†	0.91%	0.88%	0.93%
Portfolio turnover rate	55%	101%	117%		123%	115%	170%
Net assets at end of period (in 000's)	$2,041,651	$1,454,261	$1,296,268		$1,863,460	$1,519,408	$676,703
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 throughOctober 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class R1	2010	2009	2008		2007	2006
Net asset value at beginning of period	$28.74	$25.68	$38.85		$41.62	$39.46
Net investment income	0.35 (a)	0.35	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain (loss) on investments	4.39	3.08	(13.13)		2.24	3.63
Total from investment operations	4.74	3.43	(12.71)		2.83	3.89
Less dividends and distributions:
From net investment income	(0.35)	(0.37)	(0.46)		(0.59)	(0.30)
From net realized gain on investments	—	—	—		(5.01)	(1.43)
Total dividends and distributions	(0.35)	(0.37)	(0.46)		(5.60)	(1.73)
Net asset value at end of period	$33.13	$28.74	$25.68		$38.85	$41.62
Total investment return(b) ,(c)	16.60%	13.69%	(33.03	%)(d)	6.87%	9.94	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.12%	1.23%	1.55	%†	1.33%	1.89	%†
Net expenses	1.08%	0.98%	0.91	%†	0.90%	0.90	%†
Expenses (before waiver/reimbursement)	1.08%	1.13%	1.06	%†	1.01%	0.99	%†
Portfolio turnover rate	55%	101%	117%		123%	115%
Net assets at end of period (in 000's)	$15,583	$13,628	$5,286		$1,440	$63
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay ICAP Select Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		January 1, 2008 throughOctober 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class R2	2010	2009	2008		2007	2006
Net asset value at beginning of period	$28.69	$25.63	$38.80		$41.60	$39.46
Net investment income	0.27 (a)	0.26	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain (loss) on investments	4.38	3.11	(13.18)		2.18	3.68
Total from investment operations	4.65	3.37	(12.78)		2.71	3.85
Less dividends and distributions:
From net investment income	(0.27)	(0.31)	(0.39)		(0.50)	(0.28)
From net realized gain on investments	—	—	—		(5.01)	(1.43)
Total dividends and distributions	(0.27)	(0.31)	(0.39)		(5.51)	(1.71)
Net asset value at end of period	$33.07	$28.69	$25.63		$38.80	$41.60
Total investment return(b) ,(c)	16.29%	13.46%	(33.18	%)(d)	6.56%	9.85	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.88%	1.07%	1.42	%†	1.18%	1.25	%†
Net expenses	1.33%	1.22%	1.15	%†	1.15%	1.15	%†
Expenses (before waiver/reimbursement)	1.33%	1.38%	1.29	%†	1.26%	1.24	%†
Portfolio turnover rate	55%	101%	117%		123%	115%
Net assets at end of period (in 000's)	$24,776	$11,099	$10,796		$12,712	$27
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.
	Year ended October 31,		January 1, 2008 throughOctober 31,(1)		Year ended December 31,	September 1, 2006* through December 31,
Class R3	2010	2009	2008		2007	2006
Net asset value at beginning of period	$28.66	$25.60	$38.76		$41.58	$39.46
Net investment income	0.18 (a)	0.21	0.28	(a)	0.31 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	4.38	3.10	(13.10)		2.29	3.67
Total from investment operations	4.56	3.31	(12.82)		2.60	3.81
Less dividends and distributions:
From net investment income	(0.20)	(0.25)	(0.34)		(0.41)	(0.26)
From net realized gain on investments	—	—	—		(5.01)	(1.43)
Total dividends and distributions	(0.20)	(0.25)	(0.34)		(5.42)	(1.69)
Net asset value at end of period	$33.02	$28.66	$25.60		$38.76	$41.58
Total investment return(b) ,(c)	15.97%	13.16%	(33.29	%)(d)	6.30%	9.77	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.58%	0.78%	1.02	%†	0.70%	1.00	%†
Net expenses	1.58%	1.47%	1.40	%†	1.40%	1.40	%†
Expenses (before waiver/reimbursement)	1.58%	1.63%	1.55	%†	1.51%	1.49	%†
Portfolio turnover rate	55%	101%	117%		123%	115%
Net assets at end of period (in 000's)	$11,994	$4,558	$2,963		$185	$27
*	Commencement of operations.
†	Annualized.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$5.53	$4.70	$6.63
Net investment loss (a)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.06	0.86	(1.90)
Total from investment operations	1.02	0.83	(1.93)
Net asset value at end of period	$6.55	$5.53	$4.70
Total investment return(b)	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.64%)	(0.62%)	(0.73	%)†
Net expenses	1.27%	1.45%	1.38	%†
Expenses (before waiver/reimbursement)	1.28%	1.45%	1.39	%†
Portfolio turnover rate	91%	62%	115%
Net assets at end of period (in 000's)	$93,733	$59,499	$46,762
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009		2008	2007	2006
Net asset value at beginning of period	$5.54	$4.70		$7.37	$5.84	$5.31
Net investment loss (a)	(0.03)	(0.02)		(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.07	0.86		(2.64)	1.57	0.56
Total from investment operations	1.04	0.84		(2.67)	1.53	0.53
Net asset value at end of period	$6.58	$5.54		$4.70	$7.37	$5.84
Total investment return(b)	18.77%	17.87	%(c)	(36.36%)	26.20%	10.04%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.52%)	(0.43%)		(0.52%)	(0.61%)	(0.53%)
Net expenses	1.17%	1.21%		1.23%	1.36%	1.40%
Expenses (before waiver/reimbursement)	1.18%	1.24%		1.26%	1.43%	1.63%
Portfolio turnover rate	91%	62%		115%	74%	92%
Net assets at end of period (in 000's)	$1,131,968	$1,662,622		$495,184	$374,978	$200,500
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.


MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010		2009	2008	2007	2006
Net asset value at beginning of period	$5.34		$4.57	$7.24	$5.77	$5.29
Net investment loss (a)	(0.08)		(0.06)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.02		0.83	(2.58)	1.55	0.55
Total from investment operations	0.94		0.77	(2.67)	1.47	0.48
Less distributions:
From net realized gain on investments	-		-	-	-	(0.00)‡
Net asset value at end of period	$6.28		$5.34	$4.57	$7.24	$5.77
Total investment return(b)	17.60	%(c)	16.85%	(36.88%)	25.48%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.38%)		(1.35%)	(1.34%)	(1.34%)	(1.29%)
Net expenses	2.02%		2.20%	2.10%	2.11%	2.15%
Expenses (before waiver/reimbursement)	2.03%		2.21%	2.12%	2.18%	2.38%
Portfolio turnover rate	91%		62%	115%	74%	92%
Net assets at end of period (in 000's)	$82,590		$63,327	$65,996	$132,402	$133,330
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2010		2009		2008	2007	2006
Net asset value at beginning of period	$5.33		$4.57		$7.23	$5.77	$5.29
Net investment loss (a)	(0.08)		(0.07)		(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.03		0.83		(2.57)	1.55	0.55
Total from investment operations	0.95		0.76		(2.66)	1.46	0.48
Less distributions:
From net realized gain on investments	-		-		-	-	(0.00)‡
Net asset value at end of period	$6.28		$5.33		$4.57	$7.23	$5.77
Total investment return(b)	17.82	%(c)	16.63	%(c)	(36.79%)	25.30%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.39%)		(1.38%)		(1.41%)	(1.37%)	(1.29%)
Net expenses	2.02%		2.19%		2.11%	2.11%	2.15%
Expenses (before waiver/reimbursement)	2.03%		2.20%		2.12%	2.18%	2.38%
Portfolio turnover rate	91%		62%		115%	74%	92%
Net assets at end of period (in 000's)	$262,799		$174,955		$93,249	$58,119	$18,171
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.


MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009		2008	2007	2006
Net asset value at beginning of period	$5.67		$4.79		$7.49	$5.89	$5.33
Net investment income (loss) (a)	(0.01)		0.00	‡	(0.01)	(0.00)‡	0.01
Net realized and unrealized gain (loss) on investments	1.09		0.88		(2.69)	1.60	0.55
Total from investment operations	1.08		0.88		(2.70)	1.60	0.56
Less distributions:
From net realized gain on investments	-		-		-	-	(0.00)‡
Net asset value at end of period	$6.75		$5.67		$4.79	$7.49	$5.89
Total investment return(b) ,(c)	19.05	%(d)	18.37%		(36.05%)	22.16%	10.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)		0.00	%(e)	(0.08%)	(0.01%)	0.11%
Net expenses	0.85%		0.82%		0.79%	0.76%	0.75%
Expenses (before waiver/reimbursement)	0.94%		0.99%		0.94%	0.91%	0.98%
Portfolio turnover rate	91%		62%		115%	74%	92%
Net assets at end of period (in 000's)	$3,497,859		$1,341,715		$761,458	$524,485	$259,588
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.
	Year ended October 31,
Class R1	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.63	$4.76	$7.45	$5.87	$5.31
Net investment income (loss) (a)	(0.02)	(0.01)	(0.01)	(0.01)	0.00 ‡
Net realized and unrealized gain (loss) on investments	1.09	0.88	(2.68)	1.59	0.56
Total from investment operations	1.07	0.87	(2.69)	1.58	0.56
Less distributions:
From net realized gain on investments	-	-	-	-	(0.00)‡
Net asset value at end of period	$6.70	$5.63	$4.76	$7.45	$5.87
Total investment return(b) ,(c)	19.01%	18.28%	(36.11%)	26.92%	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35%)	(0.19%)	(0.16%)	(0.19%)	0.03%
Net expenses	0.97%	0.98%	0.88%	0.85%	0.85%
Expenses (before waiver/reimbursement)	1.04%	1.09%	1.03%	1.01%	1.08%
Portfolio turnover rate	91%	62%	115%	74%	92%
Net assets at end of period (in 000's)	$418,253	$161,642	$62,344	$57,460	$3,163
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.


MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class R2	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.57	$4.72	$7.40	$5.84	$5.30
Net investment loss (a)	(0.04)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.08	0.87	(2.65)	1.58	0.55
Total from investment operations	1.04	0.85	(2.68)	1.56	0.54
Less distributions:
From net realized gain on investments	-	-	-	-	(0.00)‡
Net asset value at end of period	$6.61	$5.57	$4.72	$7.40	$5.84
Total investment return(b) ,(c)	18.67%	18.01%	(36.22%)	26.71%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.66)	(0.45%)	(0.46%)	(0.37%)	(0.24%)
Net expenses	1.28%	1.24%	1.14%	1.11%	1.10%
Expenses (before waiver/reimbursement)	1.29%	1.35%	1.29%	1.27%	1.33%
Portfolio turnover rate	91%	62%	115%	74%	92%
Net assets at end of period (in 000's)	$217,002	$113,942	$35,410	$4,154	$9

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
	Year ended October 31,				April 28, 2006 * through October 31,
Class R3	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.52	$4.69	$7.37	$5.83	$5.74
Net investment loss (a)	(0.06)	(0.03)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.07	0.86	(2.63)	1.58	0.10
Total from investment operations	1.01	0.83	(2.68)	1.54	0.09
Net asset value at end of period	$6.53	$5.52	$4.69	$7.37	$5.83
Total investment return(b) ,(c)	18.30%	17.70%	(36.36%)	26.42%	1.57	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.92%)	(0.70%)	(0.77%)	(0.66%)	(0.47	%)†
Net expenses	1.53%	1.49%	1.40%	1.35%	1.37	%†
Expenses (before waiver/reimbursement)	1.54%	1.59%	1.56%	1.51%	1.63	%†
Portfolio turnover rate	91%	62%	115%	74%	92%
Net assets at end of period (in 000's)	$49,395	$13,436	$4,689	$117	$10
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$25.71	$23.04	$32.90
Net investment income (a)	0.19	0.22	0.17
Net realized and unrealized gain on investments	3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.01)
Total from investment operations	4.05	3.12	(9.86)
Less dividends:
From net investment income	—	(0.45)	—
Net asset value at end of period	$29.76	$25.71	$23.04
Total investment return (b)	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.69%	0.98%	0.81	%†
Net expenses	1.41%	1.44%	1.35	%†
Expenses (before waiver/reimbursement)	1.41%	1.50%	1.35	%†
Portfolio turnover rate	49%	60%	96%
Net assets at end of period (in 000's)	$113,557	$99,663	$72,709
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.68	$23.04	$41.39	$38.55	$35.03
Net investment income (a)	0.25	0.28	0.31	0.31	0.11
Net realized and unrealized gain (loss) on investments	3.86	2.90	(13.88)	5.68	5.54
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.01)	—	—
Total from investment operations	4.11	3.18	(13.58)	5.99	5.65
Less dividends and distributions:
From net investment income	—	(0.54)	(0.22)	(0.09)	--
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	—	(0.54)	(4.77)	(3.15)	(2.13)
Net asset value at end of period	$29.79	$25.68	$23.04	$41.39	$38.55
Total investment return (b)	16.00%	14.12%	(36.80%)	16.61%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.90%	1.25%	0.96%	0.79%	0.28%
Net expenses	1.21%	1.20%	1.23%	1.27%	1.35%
Expenses (before waiver/reimbursement)	1.21%	1.29%	1.25%	1.27%	1.33%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$345,067	$324,421	$291,812	$647,374	$524,523
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.04	$21.36	$38.79	$36.49	$33.50
Net investment income (loss) (a)	(0.01)	0.06	0.04	0.02	(0.15)
Net realized and unrealized gain (loss) on investments	3.60	2.70	(12.91)	5.34	5.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.01)	—	—
Total from investment operations	3.59	2.76	(12.88)	5.36	5.12
Less dividends and distributions:
From net investment income	—	(0.08)	—	—	—
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	—	(0.08)	(4.55)	(3.06)	(2.13)
Net asset value at end of period	$27.63	$24.04	$21.36	$38.79	$36.49
Total investment return (b)	14.93%	12.97%	(37.33%)	15.73%	15.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04%)	0.31%	0.13%	0.06%	(0.45%)
Net expenses	2.16%	2.19%	2.07%	2.02%	2.10%
Expenses (before waiver/reimbursement)	2.16%	2.26%	2.07%	2.02%	2.08%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$140,674	$169,606	$189,015	$378,342	$354,543
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.05	$21.37	$38.79	$36.49	$33.50
Net investment income (loss) (a)	(0.01)	0.06	0.04	0.01	(0.16)
Net realized and unrealized gain (loss) on investments	3.59	2.70	(12.90)	5.35	5.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.01)	—	—
Total from investment operations	3.58	2.76	(12.87)	5.36	5.12
Less dividends and distributions:
From net investment income	—	(0.08)	—	—	—
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	—	(0.08)	(4.55)	(3.06)	(2.13)
Net asset value at end of period	$27.63	$24.05	$21.37	$38.79	$36.49
Total investment return (b)	14.89%	12.96%	(37.30%)	15.73%	15.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05%)	0.29%	0.13%	0.04%	(0.46%)
Net expenses	2.16%	2.19%	2.07%	2.02%	2.10%
Expenses (before waiver/reimbursement)	2.16%	2.25%	2.07%	2.02%	2.08%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$160,098	$167,652	$178,672	$331,430	$245,458
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$26.15	$23.51	$42.13	$39.15	$35.50
Net investment income (a)	0.32	0.33	0.39	0.45	0.23
Net realized and unrealized gain (loss) on investments	3.93	2.95	(14.12)	5.78	5.62
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00)‡	—	—
Total from investment operations	4.25	3.28	(13.73)	6.23	5.85
Less dividends and distributions:
From net investment income	(0.01)	(0.64)	(0.34)	(0.19)	(0.07)
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	(0.01)	(0.64)	(4.89)	(3.25)	(2.20)
Net asset value at end of period	$30.39	$26.15	$23.51	$42.13	$39.15
Total investment return (b) ,(c)	16.26%	14.38%	(36.59%)	16.99%	17.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.12%	1.45%	1.22%	1.15%	0.61%
Net expenses	0.95%	0.98%	0.96%	0.92%	1.03%
Expenses (before waiver/reimbursement)	0.95%	1.04%	0.96%	0.92%	1.01%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$759,317	$567,720	$425,266	$438,054	$358,423
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
	Year ended October 31,
Class R1	2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.84	$23.23	$41.69	$38.78	$35.19
Net investment income (a)	0.30	0.27	0.42	0.42	0.19
Net realized and unrealized gain (loss) on investments	3.87	2.94	(14.03)	5.71	5.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00)‡	—	—
Total from investment operations	4.17	3.21	(13.61)	6.13	5.76
Less dividends and distributions:
From net investment income	(0.08)	(0.60)	(0.30)	(0.16)	(0.04)
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	(0.08)	(0.60)	(4.85)	(3.22)	(2.17)
Net asset value at end of period	$29.93	$25.84	$23.23	$41.69	$38.78
Total investment return (b) ,(c)	16.12%	14.20%	(36.67%)	16.89%	17.08%
Ratios( to average net assets)/Supplemental Data:
Net investment income	1.07%	1.21%	1.24%	1.08%	0.51%
Net expenses	1.06%	1.08%	1.01%	1.02%	1.13%
Expenses (before waiver/reimbursement)	1.06%	1.14%	1.01%	1.02%	1.11%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$325	$626	$232	$12,424	$15,583
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class R2	2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.76	$23.06	$41.40	$38.54	$35.03
Net investment income (a)	0.22	0.23	0.28	0.32	0.07
Net realized and unrealized gain (loss) on investments	3.87	2.93	(13.86)	5.68	5.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00)‡	—	—
Total from investment operations	4.09	3.16	(13.58)	6.00	5.64
Less dividends and distributions:
From net investment income	—	(0.46)	(0.21)	(0.08)	—
From net realized gain on investments	—	—	(4.55)	(3.06)	(2.13)
Total dividends and distributions	—	(0.46)	(4.76)	(3.14)	(2.13)
Net asset value at end of period	$29.85	$25.76	$23.06	$41.40	$38.54
Total investment return (b) ,(c)	15.88%	13.96%	(36.78%)	16.61%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.80%	1.01%	0.89%	0.81%	0.17%
Net expenses	1.31%	1.33%	1.30%	1.27%	1.38%
Expenses (before waiver/reimbursement)	1.31%	1.38%	1.30%	1.27%	1.36%
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$26,735	$14,006	$6,427	$8,560	$5,806
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
	Year ended October 31,				April 28, 2006 * through October 31,
Class R3	2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.70	$22.97	$41.31	$38.49	$37.46
Net investment income (loss) (a)	0.15	0.16	0.19	0.17	(0.02)
Net realized and unrealized gain (loss) on investments	3.86	2.93	(13.82)	5.73	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00)‡	—	—
Total from investment operations	4.01	3.09	(13.63)	5.90	1.03
Less dividends and distributions:
From net investment income	—	(0.36)	(0.16)	(0.02)	—
From net realized gain on investments	—	—	(4.55)	(3.06)	—
Total dividends and distributions	—	(0.36)	(4.71)	(3.08)	—
Net asset value at end of period	$29.71	$25.70	$22.97	$41.31	$38.49
Total investment return (b) ,(c)	15.60%	13.65%	(36.96%)	16.37%	2.75	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.72%	0.61%	0.42%	(0.10	%)†
Net expenses	1.56%	1.58%	1.56%	1.52%	1.72	%†
Expenses (before waiver/reimbursement)	1.56%	1.63%	1.56%	1.52%	1.73	%†
Portfolio turnover rate	49%	60%	96%	76%	100%
Net assets at end of period (in 000's)	$1,850	$1,484	$310	$256	$10
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay S&P 500 Index Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$23.93	$22.47	$31.35
Net investment income	0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	3.41	1.59	(9.14)
Total from investment operations	3.74	1.97	(8.88)
Less dividends:
From net investment income	(0.34)	(0.51)	-
Net asset value at end of period	$27.33	$23.93	$22.47
Total investment return (a)	15.75%	9.21%	(28.33	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.30%	1.75%	1.63	%†
Net expenses	0.70%	0.63%	0.60	%†
Expenses (before waiver/reimbursement)	1.01%	1.15%	1.06	%†
Portfolio turnover rate	11%	8%	5%
Net assets at end of period (in 000's)	$19,295	$17,822	$15,372
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of year	$23.92	$22.47	$35.79	$31.85	$27.86
Net investment income	0.37	0.38	0.51	0.49	0.40
Net realized and unrealized gain (loss) on investments	3.40	1.58	(13.35)	3.87	3.91
Total from investment operations	3.77	1.96	(12.84)	4.36	4.31
Less dividends:
From net investment income	(0.35)	(0.51)	(0.48)	(0.42)	(0.32)
Net asset value at end of year	$27.34	$23.92	$22.47	$35.79	$31.85
Total investment return (a)	15.88%	9.18%	(36.32%)	13.83%	15.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.40%	1.79%	1.65%	1.44%	1.31%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.68%
Expenses (before waiver/reimbursement)	0.74%	0.86%	0.79%	0.78%	0.74%
Portfolio turnover rate	11%	8%	5%	5%	5%
Net assets at end of period (in 000's)	$193,335	$196,774	$182,351	$334,325	$319,851
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.


MainStay S&P 500 Index Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of year	$24.15	$22.69	$36.14	$32.16	$28.15
Net investment income	0.44	0.44	0.60	0.58	0.53
Net realized and unrealized gain (loss) on investments	3.42	1.60	(13.46)	3.93	3.93
Total from investment operations	3.86	2.04	(12.86)	4.51	4.46
Less dividends:
From net investment income	(0.41)	(0.58)	(0.59)	(0.53)	(0.45)
Net asset value at end of year	$27.60	$24.15	$22.69	$36.14	$32.16
Total investment return(a) ,(b)	16.13%	9.55%	(36.13%)	14.17%	16.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.65%	2.07%	1.95%	1.73%	1.69%
Net expenses	0.35%	0.32%	0.30%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.49%	0.61%	0.49%	0.42%	0.31%
Portfolio turnover rate	11%	8%	5%	5%	5%
Net assets at end of period (in 000's)	$1,120,188	$1,044,598	$919,826	$1,479,162	$1,299,916
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.


MainStay U.S. Small Cap Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$12.52	$10.14	$13.86
Net investment income (loss) (a)	(0.03)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	2.86	2.63	(3.82)
Total from investment operations	2.83	2.60	(3.72)
Less dividends and distributions:
From net investment income	—	(0.22)	—
From net realized gain on investments	—	—	—
Total dividends and distributions	—	—	—
Net asset value at end of period	$15.35	$12.52	$10.14
Total investment return(b)	22.60%	26.91%	(26.91	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	(0.28%)	1.10	%†
Net expenses	1.63%	1.66%	1.80	%†
Expenses (before waiver/reimbursement)	1.81%	2.02%	1.83	%†
Portfolio turnover rate	49%	218%	158%
Net assets at end of period (in 000's)	$67,217	$25,832	$11,480
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.51	$10.14	$18.65	$19.87	$19.60
Net investment income (loss)(a)	(0.00)‡	0.00 ‡	0.17	0.07	(0.07)
Net realized and unrealized gain (loss) on investments	2.85	2.61	(6.55)	(1.29)	2.14
Total from investment operations	2.85	2.61	(6.38)	(1.22)	2.07
Less dividends and distributions:
From net investment income	—	(0.24)	(0.12)	—	—
From net realized gain on investments	—	—	(2.01)	—	(1.80)
Total dividends and distributions	—	(0.24)	(2.13)	—	(1.80)
Net asset value at end of period	$15.36	$12.51	$10.14	$18.65	$19.87
Total investment return(b)	22.78%	27.05%	(38.10%)	(6.09%)	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02%)	0.01%	1.24%	0.33%	(0.39%)
Net expenses	1.48%	1.54%	1.65%	1.66%	1.64%
Expenses (before waiver/reimbursement)	1.48%	1.92%	1.84%	1.66%	1.64%
Portfolio turnover rate	49%	218%	158%	134%	124%
Net assets at end of period (in 000's)	$97,707	$66,905	$64,527	$301,031	$502,182
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.


MainStay U.S. Small Cap Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.02	$9.70	$17.94	$19.25	$19.18
Net investment income (loss) (a)	(0.12)	(0.09)	0.06	(0.08)	(0.21)
Net realized and unrealized gain (loss) on investments	2.72	2.54	(6.29)	(1.23)	2.08
Total from investment operations	2.60	2.45	(6.23)	(1.31)	1.87
Less dividends and distributions:
From net investment income	—	(0.13)	—	—	—
From net realized gain on investments	—	—	(2.01)	—	(1.80)
Total dividends and distributions	—	(0.13)	(2.01)	—	(1.80)
Net asset value at end of period	$14.62	$12.02	$9.70	$17.94	$19.25
Total investment return(b)	21.63%	25.99%	(38.56%)	(6.81%)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.93%)	(0.95%)	0.47%	(0.41%)	(1.12%)
Net expenses	2.38%	2.38%	2.44%	2.41%	2.39%
Expenses (before waiver/reimbursement)	2.56%	2.78%	2.66%	2.41%	2.39%
Portfolio turnover rate	49%	218%	158%	134%	124%
Net assets at end of period (in 000's)	$43,744	$23,354	$13,305	$32,502	$46,112
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.01	$9.70	$17.94	$19.26	$19.19
Net investment income (loss) (a)	(0.12)	(0.08)	0.06	(0.09)	(0.21)
Net realized and unrealized gain (loss) on investments	2.73	2.53	(6.29)	(1.23)	2.08
Total from investment operations	2.61	2.45	(6.23)	(1.32)	1.87
Less dividends and distributions:
From net investment income	—	(0.14)	—	—	—
From net realized gain on investments	—	—	(2.01)	—	(1.80)
Total dividends and distributions	—	(0.14)	(2.01)	—	(1.80)
Net asset value at end of period	$14.62	$12.01	$9.70	$17.94	$19.26
Total investment return(b)	21.73%	26.00%	(38.60%)	(6.80%)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.83%)	0.45%	(0.44%)	(1.14%)
Net expenses	2.38%	2.39%	2.45%	2.41%	2.39%
Expenses (before waiver/reimbursement)	2.56%	2.81%	2.67%	2.41%	2.39%
Portfolio turnover rate	49%	218%	158%	134%	124%
Net assets at end of period (in 000's)	$19,944	$17,048	$15,123	$54,264	$120,414
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.


MainStay U.S. Small Cap Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.72	$10.34	$19.03	$20.18	$19.79
Net investment income (a)	0.04	0.04	0.24	0.17	0.02
Net realized and unrealized gain (loss) on investments	2.91	2.65	(6.69)	(1.32)	2.17
Total from investment operations	2.95	2.69	(6.45)	(1.15)	2.19
Less dividends and distributions:
From net investment income	—	(0.31)	(0.23)	(0.00)‡	—
From net realized gain on investments	—	—	(2.01)	—	(1.80)
Total dividends and distributions	—	(0.31)	(2.24)	(0.00)‡	(1.80)
Net asset value at end of period	$15.67	$12.72	$10.34	$19.03	$20.18
Total investment return(b) ,(c)	23.19%	27.57%	(37.81%)	(5.69%)	11.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.30%	0.39%	1.69%	0.81%	0.09%
Net expenses	1.17%	1.18%	1.20%	1.19%	1.17%
Expenses (before waiver/reimbursement)	1.23%	1.68%	1.48%	1.35%	1.17%
Portfolio turnover rate	49%	218%	158%	134%	124%
Net assets at end of period (in 000's)	$152,227	$155,425	$116,390	$631,108	$862,439
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.


MainStay 130/30 International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008 * through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$6.31	$5.20	$8.74
Net investment income (a)	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.52	1.04	(3.58)
Total from investment operations	0.59	1.11	(3.54)
Less dividends:
From net investment income	(0.13)	—	—
Total dividends and distributions	(0.13)	—	—
Net asset value at end of period	$6.77	$6.31	$5.20
Total investment return (b)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.06%	1.37%	0.82	%†
Net expenses (excluding short sale expenses)	1.70%	1.70%	1.70	%†
Expenses (including short sale expenses, before waiver/reimbursement)	3.06%	3.28%	3.40	%†
Short sale expenses	1.18%	1.37%	1.19	%†
Portfolio turnover rate	160%	143%	204%
Net assets at end of period (in 000's)	$186	$111	$90
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,				September 28, 2007* through October 31,
Class A	2010	2009		2008	2007
Net asset value at beginning of period	$6.31	$5.19		$10.32	$10.00
Net investment income (a)	0.05	0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.55	1.05		(5.17)	0.27
Total from investment operations	0.60	1.12		(5.09)	0.32
Less dividends and distributions:
From net investment income	(0.14)	—		(0.02)	—
From net realized gain on investments	—	—		(0.02)	—
Total dividends and distributions	(0.14)	—		(0.04)	—
Net asset value at end of period	$6.77	$6.31		$5.19	$10.32
Total investment return (b)	9.49%	21.58	%(c)	(49.50%)	3.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.88%	1.27%		0.96%	6.17	%†
Net expenses (excluding short sale expenses)	1.60%	1.60%		1.60%	1.60	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.87%	3.13%		3.11%	7.37	%†
Short sale expenses	1.15%	1.32%		1.05%	0.98	%†
Portfolio turnover rate	160%	143%		204%	26%
Net assets at end of period (in 000's)	$75	$97		$61	$32
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.


MainStay 130/30 International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,			September 28, 2007* through October 31,
Class C	2010	2009	2008	2007
Net asset value at beginning of period	$6.20	$5.15	$10.32	$10.00
Net investment income (loss) (a)	0.02	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	0.52	1.03	(5.13)	0.27
Total from investment operations	0.54	1.05	(5.14)	0.32
Less dividends and distributions:
From net investment income	(0.10)	—	(0.01)	—
From net realized gain on investments	—	—	(0.02)	—
Total dividends and distributions	(0.10)	—	(0.03)	—
Net asset value at end of period	$6.64	$6.20	$5.15	$10.32
Total investment return (b)	8.84%	20.39%	(49.90%)	3.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.36%	(0.08%)	5.75	%†
Net expenses (excluding short sale expenses)	2.45%	2.45%	2.41%	2.35	%†
Expenses (including short sale expenses, before waiver/reimbursement)	3.81%	3.98%	3.94%	8.12	%†
Short sale expenses	1.19%	1.32%	1.01%	0.98	%†
Portfolio turnover rate	160%	143%	204%	26%
Net assets at end of period (in 000's)	$100	$69	$44	$27
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,			September 28, 2007* through October 31,
Class I	2010	2009	2008	2007
Net asset value at beginning of period	$6.34	$5.21	$10.32	$10.00
Net investment income (a)	0.09	0.09	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.52	1.04	(5.29)	0.26
Total from investment operations	0.61	1.13	(5.07)	0.32
Less dividends and distributions:
From net investment income	(0.15)	—	(0.02)	—
From net realized gain on investments	—	—	(0.02)	—
Total dividends and distributions	(0.15)	—	(0.04)	—
Net asset value at end of period	$6.80	$6.34	$5.21	$10.32
Total investment return (b) ,(c)	9.83%	21.69%	(49.29%)	3.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.37%	1.74%	2.80%	6.78	%†
Net expenses (excluding short sale expenses)	1.35%	1.35%	1.35%	1.35	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.65%	2.92%	2.73%	7.12	%†
Short sale expenses	1.18%	1.36%	0.98%	0.98	%†
Portfolio turnover rate	160%	143%	204%	26%
Net assets at end of period (in 000's)	$126,402	$111,823	$75,912	$11,905
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.


MainStay Epoch Global Choice Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Investor Class	2010**		2009
Net asset value at beginning of period	$13.49		$13.36
Net investment income (loss)	(0.02	)(a)	0.00	(a)#
Net realized and unrealized gain on investments	0.80		0.18
Net realized and unrealized loss on foreign currency transcations	(0.05)		(0.00	)#
Total from investment operations	0.73		0.18
Less dividends:
From net investment income	—		(0.05)
Net asset value at end of period	$14.22		$13.49
Total investment return (b)	5.41	%(c)	1.33	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	(0.17	%)†	0.03	%†
Net expenses	1.76	%†	1.53	%†
Expenses (before waiver)	2.10	%†	1.72	%†
Portfolio turnover rate	151%		74%
Net assets at end of period (in 000's)	$119		$28
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	January 1, 2010 through October 31,		Year ended December 31,			August 15, 2006* through December 31,
Class A	2010**		2009	2008	2007	2006
Net asset value at beginning of period	$13.49		$10.84	$17.43	$16.97	$15.31
Net investment income (loss)	0.01	(a)	0.04 (a)	0.02 (a)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.79		2.70	(6.58)	1.45	1.67
Net realized and unrealized loss on foreign currency transactions	(0.05)		(0.01)	—	—	—
Total from investment operations	0.75		2.73	(6.56)	1.46	1.66
Less dividends and distributions:
From net investment income	—		(0.08)	(0.03)	(0.01)	—
From net realized gain on investments	—		—	(0.00)#	(1.05)	—
Total dividends and distributions	—		(0.08)	(0.03)	(1.06)	—
Redemption fee(b)	—		—	—	0.06	—
Net asset value at end of period	$14.24		$13.49	$10.84	$17.43	$16.97
Total investment return (c)	5.56	%(d)	25.17%	(37.63%)	8.90%	10.84	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	0.11	%(d)	0.30%	0.21%	0.01%	(0.21	%)†
Net expenses	1.54	%†	1.55%	1.54%	1.54%	1.54	%†
Expenses (before waiver)	1.88	%†	1.78%	1.75%	1.95%	1.97	%†
Portfolio turnover rate	151%		74%	47%	43%	64%
Net assets at end of period (in 000's)	$1,855		$2,973	$339	$120	$142
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.


MainStay Epoch Global Choice Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Class C	2010**		2009
Net asset value at beginning of period	$13.49		$13.36
Net investment loss	(0.10	)(a)	(0.01	)(a)
Net realized and unrealized gain on investments	0.78		0.17
Net realized and unrealized loss on foreign currency transactions	(0.05)		(0.00	)#
Total from investment operations	0.63		0.16
Less dividends:
From net investment income	—		(0.03)
Net asset value at end of period	$14.12		$13.49
Total investment return (b)	4.67	%(c)	1.23	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment loss	(0.92	%)†	(0.78	%)†
Net expenses	2.51	%†	2.28	%†
Expenses (before waiver)	2.85	%†	2.47	%†
Portfolio turnover rate	151%		74%
Net assets at end of period (in 000's)	$38		$28
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Janaury 1, 2010 through October 31,		Year ended December 31,				July 25 2005* through December 31,
Class I	2010*		2009	2008	2007	2006	2005
Net asset value at beginning of period	$13.79		$11.06	$17.47	$16.99	$14.91	$15.00
Net investment income	0.04	(a)	0.07 (a)	0.05 (a)	0.04	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.81		2.76	(6.41)	1.54	2.07	(0.09)
Net realized and unrealized loss on foreign currency transcations	(0.05)		(0.01)	—	—	—	—
Total from investment operations	0.80		2.82	(6.36)	1.58	2.08	(0.09)
Less dividends and distributions:
From net investment income	—		(0.09)	(0.05)	(0.05)	(0.00)‡	—
From net realized gain on investments	—		—	0.00 ‡	(1.05)	—	—
Total dividends and distributions	—		(0.09)	(0.05)	(1.10)	(0.00)‡	—
Redemption fee(b)	0.00	‡	—	(0.00)‡	—	—	—
Net asset value at end of period	$14.59		$13.79	$11.06	$17.47	$16.99	$14.91
Total investment return (c) ,(d)	5.80	%(e)	25.53%	(36.37%)	9.27%	13.96%	0.60	%(e)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	0.35	%‡‡	0.62%	0.42%	0.26%	0.05%	(0.07	%)‡‡
Net expenses	1.29	%‡‡	1.29%	1.29%	1.29%	1.29%	1.29	%‡‡
Expenses (before waiver)	1.63	%‡‡	1.54%	1.50%	1.70%	1.72%	2.55	%‡‡
Portfolio turnover rate	151%		74%	47%	43%	64%	17%
Net assets at end of period (in 000's)	$54,695		$38,976	$56,715	$34,911	$27,108	$14,088
*	The Fund changed its fiscal year end from December 31 to October 31.
‡	Less than one cent per share.
‡‡	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

MainStay Epoch Global Equity Yield Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Investor Class	2010 (a)		2009
Net asset value at beginning of period	$13.72		$13.46
Net investment income	0.38	(b)	0.05
Net realized and unrealized gain (loss) on investments	1.02		0.29
Net realized und unrealized loss on foreign currency transactions	(0.01)		__
Total from investment operations	1.39		0.34
Less dividends:
From net investment income	(0.39)		(0.08)
Net asset value at end of period	$14.72		$13.72
Total investment return (c)	10.44	%(d)	2.54	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income	3.66	%‡	2.67	%‡
Net expenses	1.16	%‡	1.09	%‡
Expenses (before recoupment/waiver/reimbursement)	1.31	%‡	1.09	%‡
Portfolio turnover rate	41%		59%
Net assets at end of period (in 000's)	$230		$26
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	January 1, 2010 through October 31,		Year ended December 31,			August 2, 2006* through December 31,
Class A	2010 (a)		2009	2008	2007	2006
Net asset value at beginning of period	$13.72		$11.52	$17.72	$17.94	$16.00
Net investment income	0.36	(b)	0.44	0.59 (b)	0.69	0.19
Net realized and unrealized gain (loss) on investments	1.03		2.14	(6.18)	0.79	1.99
Net realized and unrealized loss on foreign currency transactions	(0.01)		(0.03)	—	—	—
Total from investment operations	1.38		2.55	(5.59)	1.48	2.18
Less dividends and distributions:
From net investment income	(0.37)		(0.35)	(0.48)	(0.72)	(0.21)
From net realized gain on investments	—		—	(0.08)	(0.99)	(0.03)
Return of capital	—		__	(0.05)	—	—
Total dividends and distributions	(0.37)		(0.35)	(0.61)	(1.71)	(0.24)
Redemption fee (c)	—		0.00 #	0.00 #	0.01	—
Net asset value at end of period	$14.73		$13.72	$11.52	$17.72	$17.94
Total investment return (d)	10.40	%(e)	22.47%	(32.19%)	8.34%	13.73	%(e)
Ratios (to average net assets) / Supplemental Data:
Net investment income	3.22	%‡	3.66%	4.01%	3.97%	2.74	%‡
Net expenses	1.24	%‡	1.21%	1.18%	1.16%	1.30	%‡
Expenses (before recoupment/waiver/reimbursement)	1.39	%‡	1.21%	1.18%	1.16%	1.30	%‡
Portfolio turnover rate	41%		59%	72%	47%	32%
Net assets at end of period (in 000's)	$33,559		$23,336	$16,480	$19,390	$1,593
*	Commencement of operations.
‡	Annualized.
#	Less than one cent per share.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.


MainStay Epoch Global Equity Yield Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Class C	2010 (a)		2009
Net asset value at beginning of period	$13.72		$13.46
Net investment income	0.27	(b)	0.03
Net realized and unrealized gain on investments	1.04		0.30
Net realized and unrealized loss on foreign currency transactions	(0.01)		__
Total from investment operations	1.30		0.33
Less dividends:
From net investment income	(0.34)		(0.07)
Net asset value at end of period	$14.68		$13.72
Total investment return (c)	9.83	%(d)	2.45	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income	2.33	%‡	1.80	%‡
Net expenses	1.91	%‡	1.84	%‡
Expenses (before recoupment/waiver/reimbursement)	2.06	%‡	1.84	%‡
Portfolio turnover rate	41%		59%
Net assets at end of period (in 000's)	$6,547		$36
*	Commencement of operations.
‡	Annualized.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	January 1, 2010 through October 31,		Year ended December 31,				December 27, 2005* through December 31,
Class I	2010 (a)		2009	2008	2007	2006	2005
Net asset value at beginning of period	$13.70		$11.53	$17.75	$18.02	$14.92	$15.00
Net investment income (loss)	0.41	(b)	0.44	0.66 (b)	0.77	0.63	(0.00	)#
Net realized and unrealized gain (loss) on investments	1.00		2.13	(6.24)	0.72	3.13	(0.08)
Net realized and unrealized loss on foreign currency transactions	(0.01)		(0.03)	—	—	—	—
Total from investment operations	1.40		2.54	(5.58)	1.49	3.76	(0.08)
Less dividends and distributions:
From net investment income	(0.40)		(0.37)	(0.51)	(0.77)	(0.63)	—
From net realized gain on investments	—		—	(0.08)	(0.99)	(0.03)	—
Return of capital	—		—	(0.05)	—	—	—
Total dividends and distributions	(0.40)		(0.37)	(0.64)	(1.76)	(0.66)	—
Redemption fee (c)	—		0.00 #	0.00 #	0.00 #	—	—
Net asset value at end of period	$14.70		$13.70	$11.53	$17.75	$18.02	$14.92
Total investment return (d)	10.54	%(e)	22.49%	(32.10)%	8.28%	25.71%	(0.53	%)(e)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	3.61	%‡	3.85%	4.40%	4.21%	3.88%	(1.10	%)‡
Net expenses	0.99	%‡	0.96%	0.93%	0.91%	1.05%	1.10	%‡
Expenses (before waiver/reimbursement)	1.13	%‡	0.96%	0.93%	0.91%	1.05%	3.59	%‡
Portfolio turnover rate	41%		59%	72%	47%	32%	0%
Net assets at end of period (in 000's)	$398,750		$383,228	$297,513	$535,229	$272,016	$71,432
‡	Annualized.
#	Less than one cent per share.
(a)	The Fund changed its fiscal year end from December 31 to October 31.
(b)	Per share data based on average shares outstanding during the period.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.


MainStay Epoch International Small Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Investor Class	2010**		2009
Net asset value at beginning of period	$15.81		$16.11
Net investment income	0.04	(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	3.13		(0.30)
Net realized an unrealized gain (loss) on foreign currency transactions	(0.01)		—
Total from investment operations	3.16		(0.30)
Net asset value at end of period	$18.97		$15.81
Total investment return (b)	19.99	%(c)	(1.86	%)(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.30	%†	0.15	%†
Net expenses	1.85	%†	1.59	%†
Expenses (before waiver/reimbursement)	1.88	%†	1.59	%†
Portfolio turnover rate	41%		105%
Net assets at end of period (in 000's)	$303		$31
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	January 1, 2010 through October 31,		Year ended December 31,			August 2, 2006* through December 31,
Class A	2010**		2009	2008	2007	2006
Net asset value at beginning of period	$15.80		$10.98	$23.39	$23.49	$21.20
Net investment income (loss)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	3.14		4.76	(11.51)	3.39	3.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—	—	—	—
Total from investment operations	3.15		4.82	(11.48)	3.35	3.61
Less dividends and distributions:
From net investment income	—		—	—	(0.01)	(0.00	)‡
From net realized gain on investments	—		—	(0.94)	(3.48)	(1.32)
Total dividends and distributions	—		—	(0.94)	(3.49)	(1.32)
Redemption fee(b) ,(c)	—		0.00	0.01	0.04	—
Net asset value at end of period	$18.95		$15.80	$10.98	$23.39	$23.49
Total investment return (d)	19.94	%(e)	43.90%	(49.01%)	14.54%	17.10	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12	%†	0.42%	0.17%	(0.10%)	(0.41	%)†
Net expenses	1.89	%†	1.83%	1.74%	1.70%	1.80	%†
Expenses (before wiaver/reimbursement)	1.92	%†	1.83%	1.74%	1.70%	1.80	%†
Portfolio turnover rate	41%		105%	107%	140%	75%
Net assets at end of period (in 000's)	$5,175		$2,749	$1,098	$2,858	$268
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.


MainStay Epoch International Small Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	January 1, 2010 through October 31,		November 16, 2009* through December 31,
Class C	2010**		2009
Net asset value at beginning of period	$15.79		$16.11
Net investment loss	(0.04	)(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—
Total from investment operations	3.05		(0.32)
Net asset value at end of period	$18.84		$15.79
Total investment return (b)	19.32	%(c)	(1.99	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.28	%)†	(0.65	%)†
Net expenses	2.60	%†	2.34	%†
Expenses (before waiver/reimbursement)	2.63	%†
Portfolio turnover rate	41%		105%
Net assets at end of period (in 000's)	$1,476		$25
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Janaury 1, 2010 through October 31		Year ended December 31,				January 25, 2005* through December 31,
Class I	2010**		2009	2008	2007	2006	2005
Net asset value at beginning of period	$16.24		$11.16	$23.77	$23.91	$18.26	$15.00
Net investment income (loss)	0.04	(a)	0.09 (a)	0.06 (a)	0.04	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	3.24		4.99	(11.69)	3.31	7.00	3.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—	—	—	—	—
Total from investment operations	3.27		5.08	(11.63)	3.35	6.99	3.26
Less dividends and distributions:
From net investment income	—		—	(0.04)	(0.01)	(0.02)	—
From net realized gain on investments	—		—	(0.94)	(3.48)	(1.32)	—
Total dividends and distributions	—		—	(0.98)	(3.49)	(1.34)	—
Redemption fee(b) ,(c)	—		—	0.00 ‡	—	—	—
Net asset value at end of period	$19.51		$16.24	$11.16	$23.77	$23.91	$18.26
Total investment return (d) ,(e)	20.14	%(f)	45.52%	(48.89%)	14.12%	38.40%	21.73	%(f)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.31	%†	0.67%	0.30%	0.15%	0.11%	0.13	%†
Net expenses	1.65	%†	1.60%	1.49%	1.45%	1.55%	1.73	%†
Expenses (before waiver/reimbursement)	1.67	%†					1.73	%†
Portfolio turnover rate	41%		105%	107%	140%	75%	49%
Net assets at end of period (in 000's)	$178,909		$167,568	$149,505	$451,242	$286,841	$115,681
*	Commencement of operations.
**	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Class I shares are not subject to sales charges.
(f)	Total investment return is not annualized.


MainStay ICAP Global Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		April 30, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$7.67	$6.46	$10.00
Net investment income	0.10	0.11	0.08	(a)
Net realized and unrealized gain (loss) on investments	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00	)‡
Total from investment operations	0.93	1.35	(3.49)
Less dividends:
From net investment income	(0.09)	(0.14)	(0.05)
Redemption fee(b)	-	-	0.00	‡(a)
Net asset value at end of period	$8.51	$7.67	$6.46
Total investment return(c)	12.32%	21.46%	(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.26%	1.57%	1.84	%†
Net expenses	1.20%	1.20%	1.20	%†
Expenses (before waiver/reimbursement)	1.72%	1.68%	2.18	%†
Portfolio turnover rate	79%	106%	75%
Net assets at end of period (in 000's)	$368	$209	$56
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,				April 30, 2008* through October 31,
Class A	2010		2009		2008
Net asset value at beginning of period	$7.68		$6.47		$10.00
Net investment income	0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00	)‡
Total from investment operations	0.93		1.36		(3.48)
Less dividends:
From net investment income	(0.09)		(0.15)		(0.05)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$8.52		$7.68		$6.47
Total investment return(c)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.30%		1.63%		2.02	%†
Net expenses	1.15%		1.15%		1.15	%†
Expenses (before waiver/reimbursement)	1.53%		1.46%		1.99	%†
Portfolio turnover rate	79%		106%		75%
Net assets at end of period (in 000's)	$2,398		$801		$374
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.


MainStay ICAP Global Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		April 30, 2008* through October 31,
Class C	2010	2009	2008
Net asset value at beginning of period	$7.65	$6.45	$10.00
Net investment income	0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00	)‡
Total from investment operations	0.87	1.30	(3.52)
Less dividends:
From net investment income	(0.04)	(0.10)	(0.03)
Redemption fee(b)	-	-	0.00	‡(a)
Net asset value at end of period	$8.48	$7.65	$6.45
Total investment return(c)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.49%	0.71%	1.15	%†
Net expenses	1.95%	1.95%	1.95	%†
Expenses (before waiver/reimbursement)	2.47%	2.42%	2.93	%†
Portfolio turnover rate	79%	106%	75%
Net assets at end of period (in 000's)	$172	$142	$20
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,			April 30, 2008* through October 31,
Class I	2010		2009	2008
Net asset value at beginning of period	$7.69		$6.47	$10.00
Net investment income	0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00	)‡
Total from investment operations	0.95		1.38	(3.48)
Less dividends:
From net investment income	(0.11)		(0.16)	(0.05)
Redemption fee(b)	0.00	‡(a)	-	0.00	‡(a)
Net asset value at end of period	$8.53		$7.69	$6.47
Total investment return(c) ,(d)	12.56%		21.74%	(34.86	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.50%		2.02%	2.25	%†
Net expenses	0.90%		0.90%	0.90	%†
Expenses (before waiver/reimbursement)	1.27%		1.20%	1.74	%†
Portfolio turnover rate	79%		106%	75%
Net assets at end of period (in 000's)	$42,867		$37,680	$31,662
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.


MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				April 29, 2008* through October 31,
Investor Class	2010		2009		2008
Net asset value at beginning of period	$27.05		$22.19		$36.83
Net investment income	0.29	(a)	0.49	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)
Total from investment operations	2.38		5.61		(14.10)
Less dividends and distributions:
From net investment income	(0.28)		(0.75)		(0.54)
From net realized gain on investments	-		-		-
Total dividends and distributions	(0.28)		(0.75)		(0.54)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$29.15		$27.05		$22.19
Total investment return(c)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.07%		2.14%		2.96	%†
Net expenses	1.55%		1.38%		1.24	%†
Expenses (before waiver/reimbursement)	1.55%		1.62%		1.49	%†
Portfolio turnover rate	80%		96%		79%
Net assets at end of period (in 000's)	$10,343		$10,373		$8,674
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,				January 1, 2008 through October 31,(1)		Year ended December 31,		September 1, 2006* through December 31,
Class A	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.05		$22.19		$38.22		$39.09		$37.00
Net investment income	0.37	(a)	0.50	(a)	0.77	(a)	0.57	(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	2.07		5.19		(16.22)		3.67		3.58
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)		-		-
Total from investment operations	2.44		5.68		(15.46)		4.24		3.58
Less dividends and distributions:
From net investment income	(0.31)		(0.82)		(0.57)		(0.69)		(0.79)
From net realized gain on investments	-		-		-		(4.42)		(0.70)
Total dividends and distributions	(0.31)		(0.82)		(0.57)		(5.11)		(1.49)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$29.18		$27.05		$22.19		$38.22		$39.09
Total investment return(c)	9.30%		26.36%		(40.97	%)(d)	11.20%		9.74	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.36%		2.13%		2.78	%†	1.36%		0.04	%†
Net expenses	1.30%		1.14%		1.10	%†	1.15%		1.15	%†
Expenses (before waiver/reimbursement)	1.36%		1.37%		1.31	%†	1.33%		1.47	%†(e)
Portfolio turnover rate	80%		96%		79%		109%		155%
Net assets at end of period (in 000's)	$193,508		$138,355		$73,122		$121,098		$20,516
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				January 1, 2008 through October 31,(1)		Year ended December 31,		September 1, 2006* through December 31,
Class C	2010		2009		2008		2007		2006
Net asset value at beginning of period	$26.87		$22.02		$38.04		$39.03		$37.00
Net investment income (loss)	0.08	(a)	0.29	(a)	0.54	(a)	0.25	(a)	(0.09	)(a)
Net realized and unrealized gain (loss) on investments	2.09		5.13		(16.12)		3.66		3.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)		-		-
Total from investment operations	2.17		5.41		(15.59)		3.91		3.47
Less dividends and distributions:
From net investment income	(0.17)		(0.56)		(0.43)		(0.48)		(0.74)
From net realized gain on investments	-		-		-		(4.42)		(0.70)
Total dividends and distributions	(0.17)		(0.56)		(0.43)		(4.90)		(1.44)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$28.87		$26.87		$22.02		$38.04		$39.03
Total investment return(c)	8.20%		25.06%		(41.39	%)(d)	10.35%		9.44	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%		1.30%		1.98	%†	0.60%		(0.69	%)†
Net expenses	2.29%		2.13%		1.96	%†	1.90%		1.90	%†
Expenses (before waiver/reimbursement)	2.29%		2.37%		2.17	%†	2.08%		2.22	%†(e)
Portfolio turnover rate	80%		96%		79%		109%		155%
Net assets at end of period (in 000's)	$15,538		$19,244		$19,586		$32,652		$7,266
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				January 1, 2008 through October 31,(1)			Year ended December 31,
Class I	2010		2009		2008			2007		2006		2005
Net asset value at beginning of period	$27.12		$22.25			$38.26		$39.10		$32.89			$30.18
Net investment income	0.46	(a)	0.60	(a)		0.87	(a)	0.78	(a)	0.77	(a)		0.55
Net realized and unrealized gain (loss) on investments	2.08		5.15			(16.26)		3.59		7.16			5.20	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)			(0.01)		-		-			-
Total from investment operations	2.54		5.74			(15.40)		4.37		7.93			5.75
Less dividends and distributions:
From net investment income	(0.40)		(0.87)			(0.61)		(0.79)		(1.03)			(0.54)
From net realized gain on investments	-		-			-		(4.42)		(0.70)			(2.50)
Total dividends and distributions	(0.40)		(0.87)			(0.61)		(5.21)		(1.73)			(3.04)
Redemption fee(c)	0.00	‡(a)	0.00	‡(a)		0.00	‡(a)	0.00	‡(a)	0.01	(a)		0.00	‡(b)
Net asset value at end of period	$29.26		$27.12			$22.25		$38.26		$39.10			$32.89
Total investment return(d) ,(e)	9.62%		26.71%			(40.81	%)(f)	11.52%		24.30	%(g)		19.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.70%		2.59%			3.12	%†	1.86%		2.09%			2.05%
Net expenses	0.95%		0.85%			0.80	%†	0.80%		0.80%			0.80%
Expenses (before waiver/reimbursement)	1.11%		1.13%			1.01	%†	0.98%		1.01	%(g)		1.12%
Portfolio turnover rate	80%		96%			79%		109%		155%			139%
Net assets at end of period (in 000's)	$587,673		$487,411			$389,517		$753,984		$568,662			$179,787
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Classes I, R1, R2 and R3 are not subject to sales charges.
(f)	Total investment return is not annualized.
(g)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				January 1, 2008 through October 31,(1)		Year ended December 31,		September 1, 2006* through December 31,
Class R1	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.07		$22.22		$38.23		$39.08		$37.00
Net investment income	0.40	(a)	0.59	(a)	0.82	(a)	0.47	(a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	2.10		5.12		(16.22)		3.86		3.46
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)		-		-
Total from investment operations	2.50		5.70		(15.41)		4.33		3.59
Less dividends and distributions:
From net investment income	(0.35)		(0.85)		(0.60)		(0.76)		(0.81)
From net realized gain on investments	-		-		-		(4.42)		(0.70)
Total dividends and distributions	(0.35)		(0.85)		(0.60)		(5.18)		(1.51)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$29.22		$27.07		$22.22		$38.23		$39.08
Total investment return(c) ,(d)	9.48%		26.56%		(40.89	%)(e)	11.41%		9.78	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.47%		2.54%		2.95	%†	1.12%		1.04	%†
Net expenses	1.10%		0.99%		0.90	%†	0.90%		0.90	%†
Expenses (before waiver/reimbursement)	1.21%		1.22%		1.11	%†	1.08%		1.22	%†(f)
Portfolio turnover rate	80%		96%		79%		109%		155%
Net assets at end of period (in 000's)	$949		$675		$170		$418		$27
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				January 1, 2008 through October 31,(1)		Year ended December 31,		September 1, 2006* through December 31,
Class R2	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.05		$22.18		$38.20		$39.08		$37.00
Net investment income (loss)	0.32	(a)	0.44	(a)	0.74	(a)	0.35	(a)	(0.03	)(a)
Net realized and unrealized gain (loss) on investments	2.07		5.23		(16.20)		3.88		3.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)		-		-
Total from investment operations	2.39		5.66		(15.47)		4.23		3.58
Less dividends and distributions:
From net investment income	(0.30)		(0.79)		(0.55)		(0.69)		(0.80)
From net realized gain on investments	-		-		-		(4.42)		(0.70)
Total dividends and distributions	(0.30)		(0.79)		(0.55)		(5.11)		(1.50)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)
Net asset value at end of period	$29.14		$27.05		$22.18		$38.20		$39.08
Total investment return(c) ,(d)	9.06%		26.27%		(41.00	%)(e)	11.16%		9.72	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%		1.84%		2.72	%†	0.83%		(0.20	%)†
Net expenses	1.46%		1.27%		1.15	%†	1.15%		1.15	%†
Expenses (before waiver/reimbursement)	1.46%		1.47%		1.36	%†	1.33%		1.47	%†(f)
Portfolio turnover rate	80%		96%		79%		109%		155%
Net assets at end of period (in 000's)	$39,156		$27,480		$9,445		$12,816		$2,533
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay ICAP International Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				January 1, 2008 through October 31,(1)		Year ended December 31,		September 1, 2006* through December 31,
Class R3	2010		2009		2008		2007		2006
Net asset value at beginning of period	$26.95		$22.13		$38.13		$39.06		$37.00
Net investment income	0.25	(a)	0.39	(a)	0.75	(a)	0.21	(a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	2.08		5.19		(16.24)		3.89		3.45
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.01)		-		-
Total from investment operations	2.33		5.57		(15.50)		4.10		3.52
Less dividends and distributions:
From net investment income	(0.27)		(0.75)		(0.50)		(0.61)		(0.76)
From net realized gain on investments	-		-		-		(4.42)		(0.70)
Total dividends and distributions	(0.27)		(0.75)		(0.50)		(5.03)		(1.46)
Redemption fee(b)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	-
Net asset value at end of period	$29.01		$26.95		$22.13		$38.13		$39.06
Total investment return(c) ,(d)	8.85%		25.87%		(41.11	%)(e)	10.82%		9.60	%(e)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.91%		1.60%		2.77	%†	0.49%		0.55	%†
Net expenses	1.71%		1.54%		1.40	%†	1.40%		1.40	%†
Expenses (before waiver/reimbursement)	1.71%		1.72%		1.62	%†	1.58%		1.72	%†(f)
Portfolio turnover rate	80%		96%		79%		109%		155%
Net assets at end of period (in 000's)	$10,208		$6,536		$1,112		$289		$27
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(1)	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)

Includes nonrecurring reimbursements from affiliates for International Revenue Service interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.



MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			February 28, 2008 * through October 31,
Investor Class	2010		2009	2008
Net asset value at beginning of period	$12.24		$10.96	$14.70
Net investment income (a)	0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.18	0.21
Total from investment operations	0.74		2.14	(3.74)
Less dividends:
From net investment income	(0.32)		(0.86)	—
Redemption fee(a) ,(c)	0.00	‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.66		$12.24	$10.96
Total investment return(d)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.82	%(b)	2.19%	3.91	%†
Net expenses	1.75%		1.71%	1.70	%†
Expenses (before recoupment/waiver/reimbursement)	1.75%		1.86%	1.73	%†
Portfolio turnover rate	54%		88%	82%
Net assets at end of period (in 000's)	$39,843		$39,969	$35,429
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.24		$10.97	$18.09	$16.69	$13.53
Net investment income (a)	0.25	(b)	0.26	0.41	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.44		1.73	(6.10)	2.54	3.65	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.18	0.30	(0.17)	(0.10)
Total from investment operations	0.77		2.17	(5.39)	2.59	3.79
Less dividends and distributions:
From net investment income	(0.35)		(0.90)	(0.05)	(0.07)	(0.04)
From net realized gain on investments	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.35)		(0.90)	(1.73)	(1.19)	(0.63)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.66		$12.24	$10.97	$18.09	$16.69
Total investment return(e)	6.31%		21.57%	(32.67%)	16.30%	29.11	%(c)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.11	%(b)	2.40%	2.79%	1.25%	1.65%
Net expenses	1.44%		1.39%	1.47%	1.58%	1.62%
Expenses (before recoupment/waiver/reimbursement)	1.44%		1.42%	1.47%	1.55%	1.67	%(f)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$104,169		$117,023	$63,470	$186,738	$145,964
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010		2009	2008	2007	2006
Net asset value at beginning of period	$11.33		$10.17	$16.99	$15.78	$12.88
Net investment income (a)	0.12	(b)	0.14	0.28	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.39		1.61	(5.70)	2.40	3.43	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.07		0.16	0.28	(0.16)	(0.09)
Total from investment operations	0.58		1.91	(5.14)	2.33	3.49
Less dividends and distributions:
From net investment income	(0.24)		(0.75)	—	—	—
From net realized gain on investment	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.24)		(0.75)	(1.68)	(1.12)	(0.59)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$11.67		$11.33	$10.17	$16.99	$15.78
Total investment return(e)	5.17%		20.31%	(33.36%)	15.48%	28.13	%(c)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.04	%(b)	1.41%	2.10%	0.52%	1.11%
Net expenses	2.50%		2.46%	2.40%	2.35%	2.37%
Expenses (before recoupment/waiver/reimbursement)	2.50%		2.62%	2.42%	2.30%	2.41	%(f)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$31,314		$36,397	$37,098	$76,081	$67,150
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class C	2010		2009	2008	2007	2006
Net asset value at beginning of period	$11.32		$10.17	$16.98	$15.77	$12.87
Net investment income (a)	0.12	(b)	0.13	0.29	0.09	0.13
Net realized and unrealized gain (loss) on investments	0.41		1.61	(5.69)	2.40	3.45	(c)
Net realized and unrealized gain (loss) o foreign currency transactions	0.07		0.16	0.27	(0.16)	(0.09)
Total from investment operations	0.60		1.90	(5.13)	2.33	3.49
Less dividends and distributions:
From net investment income	(0.24)		(0.75)	—	—	—
From net realized gain on investments	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.24)		(0.75)	(1.68)	(1.12)	(0.59)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$11.68		$11.32	$10.17	$16.98	$15.77
Total investment return(e)	5.23%		20.32%	(33.32%)	15.49%	28.15	%(c)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.09	%(b)	1.34%	2.12%	0.53%	0.91%
Net expenses	2.50%		2.46%	2.39%	2.33%	2.37%
Expenses (before recoupment/waiver/reimbursement)	2.50%		2.60%	2.41%	2.30%	2.42	%(f)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$19,242		$19,079	$10,976	$25,677	$17,026
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.33		$11.05	$18.23	$16.79	$13.60
Net investment income (a)	0.29	(b)	0.29	0.50	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.43		1.75	(6.16)	2.56	3.66	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.18	0.30	(0.16)	(0.10)
Total from investment operations	0.80		2.22	(5.36)	2.71	3.89
Less dividends and distributions:
From net investment income	(0.38)		(0.94)	(0.14)	(0.15)	(0.11)
From net realized gain on investments	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.38)		(0.94)	(1.82)	(1.27)	(0.70)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.75		$12.33	$11.05	$18.23	$16.79
Total investment return(e) ,(f)	6.61%		22.01%	(32.44%)	16.96%	29.94	%(c)(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.40	%(b)	2.70%	3.48%	1.80%	2.22%
Net expenses	1.18%		1.08%	1.03%	1.03%	1.01%
Expenses (before recoupment/waiver/reimbursement)	1.18%		1.17%	1.05%	1.02%	1.08	%(g)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$373,332		$387,245	$371,975	$631,206	$520,233
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Classes I, R1, R2 and R3 are not subject to sales charges.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class R1	2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.25		$10.98	$18.13	$16.71	$13.54
Net investment income (a)	0.27	(b)	0.28	0.49	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.44		1.74	(6.13)	2.55	3.64	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.18	0.30	(0.16)	(0.10)
Total from investment operations	0.79		2.20	(5.34)	2.68	3.86
Less dividends and distributions:
From net investment income	(0.37)		(0.93)	(0.13)	(0.14)	(0.10)
From net realized gain on investments	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.37)		(0.93)	(1.81)	(1.26)	(0.69)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.67		$12.25	$10.98	$18.13	$16.71
Total investment return(e) ,(f)	6.58%		21.89%	(32.53%)	16.88%	29.76	%(c)(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.30	%(b)	2.58%	3.40%	1.68%	2.19%
Net expenses	1.29%		1.19%	1.13%	1.13%	1.12%
Expenses (before recoupment/waiver/reimbursement)	1.29%		1.27%	1.15%	1.12%	1.17	%(g)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$6,225		$5,348	$2,755	$4,158	$3,893
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Classes I, R1, R2 and R3 are not subject to sales charges.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class R2	2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.27		$10.99	$18.14	$16.72	$13.55
Net investment income (a)	0.25	(b)	0.16	0.46	0.24	0.31
Net realized and unrealized gain (loss) on investments	0.43		1.82	(6.14)	2.57	3.62	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.19	0.30	(0.16)	(0.10)
Total from investment operations	0.76		2.17	(5.38)	2.65	3.83
Less dividends and distributions:
From net investment income	(0.34)		(0.89)	(0.09)	(0.11)	(0.07)
From net realized gain on investments	—		—	(1.68)	(1.12)	(0.59)
Total dividends and distributions	(0.34)		(0.89)	(1.77)	(1.23)	(0.66)
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.69		$12.27	$10.99	$18.14	$16.72
Total investment return(e) ,(f)	6.32%		21.53%	(32.63%)	16.49%	29.53	%(c)(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.09	%(b)	1.39%	3.24%	1.38%	2.07%
Net expenses	1.54%		1.50%	1.38%	1.38%	1.37%
Expenses (before recoupement/waiver/reimbursement)	1.54%		1.54%	1.40%	1.37%	1.42	%(g)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$10,942		$7,826	$274	$358	$289
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Classes I, R1, R2 and R3 are not subject to sales charges.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					April 28, 2006 * through October 31,
Class R3	2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.24		$10.95	$18.10	$16.70	$15.26
Net investment income (a)	0.24	(b)	0.26	0.42	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.41		1.72	(6.13)	2.64	1.35	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	0.07		0.17	0.30	(0.17)	(0.04)
Total from investment operations	0.72		2.15	(5.41)	2.60	1.44
Less dividends and distributions
From net investment income	(0.32)		(0.86)	(0.06)	(0.08)	—
From net realized gain on investments	—		—	(1.68)	(1.12)	—
Total dividends and distributions	(0.32)		(0.86)	(1.74)	(1.20)	—
Redemption fee(a) ,(d)	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.64		$12.24	$10.95	$18.10	$16.70
Total investment return(e) ,(f)	5.99%		21.31%	(32.86%)	16.35%	9.44	%(g)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.00	%(b)	2.45%	2.93%	0.76%	1.60	%†
Net expenses	1.79%		1.69%	1.63%	1.63%	1.59	%†
Expenses (before recoupment/waiver/reimbursement)	1.79%		1.77%	1.65%	1.62%	1.70	%†(h)
Portfolio turnover rate	54%		88%	82%	49%	50%
Net assets at end of period (in 000's)	$737		$322	$37	$57	$11
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.

(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(f)	Classes I, R1, R2 and R3 are not subject to sales charges.
(g)	Total investment return is not annualized.
(h)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782) , visit our website at mainstayinvestments.com , or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov . Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
 169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com .

MS01e-02/11
EQ


Prospectus for MainStay Income and Blended Funds	February 28, 2011
MainStay® Funds
	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
INCOME FUNDS
MainStay Cash Reserves Fund	-	-	-	-	MRSXX	-	-	-
MainStay Flexible Bond Opportunities Fund	MSYDX	MASAX	MASBX	MSICX	MSDIX	-	-	-
MainStay Floating Rate Fund	MXFNX	MXFAX	MXFBX	MXFCX	MXFIX	-	-	-
MainStay Government Fund	MGVNX	MGVAX	MCSGX	MGVCX	MGOIX	-	-	-
MainStay High Yield Corporate Bond Fund	MHHIX	MHCAX	MKHCX	MYHCX	MHYIX	-	MHYRX	-
MainStay High Yield Municipal Bond Fund	MMHVX	MMHAX	-	MMHDX	MMHIX	-	-	-
MainStay High Yield Opportunities Fund	MYHNX	MYHAX	-	MYHYX	MYHIX	-	-	-
MainStay Indexed Bond Fund	MIXNX	MIXAX	-	-	MIXIX	-	-	-
MainStay Intermediate Term Bond Fund	MTMNX	MTMAX	MTMBX	MTMCX	MTMIX	-	-	-
MainStay Money Market Fund	MKTXX	MMAXX	MKMXX	MSCXX	-	-	-	-
MainStay Principal Preservation Fund	-	-	-	-	MCPXX	-	-	-
MainStay Short Term Bond Fund	MYTBX	MSTAX	-	-	MSTIX	-	-	-
MainStay Tax Free Bond Fund	MKINX	MTBAX	MKTBX	MTFCX	MTBIX	-	-	-
INTERNATIONAL INCOME FUND								-
MainStay Global High Income Fund	MGHHX	MGHAX	MGHBX	MHYCX	MGHIX	-	-	-
BLENDED FUNDS
MainStay Balanced Fund	MBINX	MBNAX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX
MainStay Convertible Fund	MCINX	MCOAX	MCSVX	MCCVX	MCNVX	-	-	-
MainStay Income Builder Fund	MTINX	MTRAX	MKTRX	MCTRX	MTOIX	-	-	-
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	MainStay Cash Reserves Fund
8	MainStay Flexible Bond Opportunities Fund
15	MainStay Floating Rate Fund
20	MainStay Government Fund
25	MainStay High Yield Corporate Bond Fund
31	MainStay High Yield Municipal Bond Fund
36	MainStay High Yield Opportunities Fund
43	MainStay Indexed Bond Fund
48	MainStay Intermediate Term Bond Fund
54	MainStay Money Market Fund
59	MainStay Principal Preservation Fund
63	MainStay Short Term Bond Fund
68	MainStay Tax Free Bond Fund
International Income Fund
73	MainStay Global High Income Fund
Blended Funds
79	MainStay Balanced Fund
85	MainStay Convertible Fund
90	MainStay Income Builder Fund
97	More About Investment Strategies and Risks
108	Shareholder Guide
145	Know With Whom You Are Investing
152	Financial Highlights
196	Appendix A – Taxable Equivalent Yield Table
MainStay Cash Reserves Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses[2]	0.59%
Waivers / Reimbursements[2]	(0.09)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.50%
1	The management fee is as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets in excess of $1 billion.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.50% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Class I
1 Year	$51
3 Years	$180
5 Years	$320
10 Years	$729

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit ("CDs"), bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: New York Life Investments, the Fund's Manager, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Manager selects securities based on an analysis of the creditworthiness of the issuer. The Manager works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Stable Net Asset Value Risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility because of interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market Fund Regulatory Risk: The Securities and Exchange Commission ("SEC") recently imposed new liquidity, credit quality, and maturity requirements on all money market funds. Because of these changes, the Fund may achieve a reduced yield as compared to the yield achieved prior to the changes. The SEC may adopt additional money market fund regulations in the future, which may impact the operation or performance of the Fund .

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Institutional Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
1Q/01	1.37%
Worst Quarter
1Q/10	0.00%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class I	0.01%	2.33%	2.15%
7-day current yield
Class I: 0.01%
Average Lipper Institutional Money Market Fund (reflects no deductions for fees, expenses, or taxes)	0.08%	2.51%	2.29%

Management

New York Life Investments serves as Manager and is responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	David E. Clement, Director	Since 1991
	Thomas J. Girard, Managing Director	Since 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Investments, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $5,000,000 for individual investors applies if you invest in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates, but there are no minimum subsequent purchase amounts. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Flexible Bond Opportunities Fund
(formerly known as MainStay Diversified Income Fund)

Investment Objective

The Fund seeks to provide current income and total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses
Interest Expense on Securities Sold Short [3]	0.24%	0.24%	0.24%	0.24%	0.24%
Broker Fees and Charges on Short Sales [3]	0.02%	0.02%	0.02%	0.02%	0.02%
Remainder of Other Expenses	0.57%	0.33%	0.57%	0.57%	0.32%
Total Other Expenses	0.83%	0.59%	0.83%	0.83%	0.58%
Total Annual Fund Operating Expenses[4]	1.71%	1.47%	2.46%	2.46%	1.21%
Waivers / Reimbursements[4]	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	1.66%	1.42%	2.41%	2.41%	1.16%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.03% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

3	Based on estimated amounts for the current fiscal year.
4

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.16% its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$611	$588	$244	$744	$244	$344	$118
3 Years	$960	$889	$762	$1,062	$762	$762	$379
5 Years	$1,332	$1,212	$1,306	$1,506	$1,306	$1,306	$660
10 Years	$2,375	$2,124	$2,607	$2,607	$2,792	$2,792	$1,462

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund , under normal conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. Maturities of the securities held by the Fund will vary. The Fund may invest up to 20% of its net assets in equity securities. The Fund may invest without limitation in securities of foreign issuers.

The Fund may take long and short positions. The Fund 's long positions, either through direct long positions or through credit default swaps or total return swaps, may aggregate up to 120% of the Fund 's net assets. The Fund 's short positions, either through direct short positions or through credit default swaps or total return swaps, may aggregate up to 20% of the Fund 's net assets. The proceeds from the Fund 's short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

Short sales are intended to allow the Fund to earn returns on securities that MacKay Shields LLC, the Fund 's Subadvisor, believes will underperform the benchmark index and may allow the Fund to maintain additional long positions.

The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings or manage duration. The Fund may invest up to 15% of its total assets in swaps.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and, in the process, utilizes fundamental economic cycle analysis, and considers credit quality and interest rate trends.

The Fund invests in various bond market sectors (U.S. government including mortgage-related and asset-backed securities, foreign government, U.S. corporate and foreign corporate, including below investment grade or non-investment grade securities in each of these sectors). The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

The Fund's principal investments also may include debt securities that are rated below investment grade by Standard & Poor's ("S&P") or Moody's Investor Service Inc. ("Moody's") or, if unrated, determined by the Subadvisor to be of comparable quality. Some securities that are rated below investment grade by S&P or Moody's are referred to as "junk bonds." If S&P and Moody's assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. The Fund's investments also include floaters, variable rate notes, when-issued securities and forward commitments. The Fund may enter into mortgage dollar roll transactions, invest in to-be-announced ("TBA") securities, buy and sell currency on a spot basis, buy foreign currency options and may enter into foreign currency forward contracts.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as its primary benchmark index. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Effective February 28, 2011, the Fund changed its investment strategies. The past performance in the bar chart and table reflect the Fund's prior investment objective and principal investments strategies.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
3Q/09	9.93%
Worst Quarter
4Q/08	-7.60%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	6.12%	5.64%	6.72%
Class A	6.30%	5.71%	6.76%
Class B	5.15%	5.50%	6.41%
Class C	9.16%	5.80%	6.40%
Class I	11.56%	7.05%	7.58%
Return After Taxes on Distributions
Class B	3.08%	3.54%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	3.33%	3.52%	4.35%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	6.54%	5.80%	5.84%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2009
	Michael Kimble, Managing Director	Since 2009
	Louis N. Cohen, Managing Director	Since 2009
	Taylor Wagenseil, Managing Director	Since 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Floating Rate Fund

Investment Objective

The Fund seeks to provide high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	3.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.15%	0.25%	0.25%	0.15%
Total Annual Fund Operating Expenses	1.10%	1.00%	1.85%	1.85%	0.75%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	The management fee is as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if you are eligible to convert to Class A shares instead. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$409	$399	$188	$488	$188	$288	$77
3 Years	$639	$609	$582	$782	$582	$582	$240
5 Years	$888	$836	$915	$915	$1,001	$1,001	$417
10 Years	$1,600	$1,488	$1,628	$1,628	$2,169	$2,169	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income debt securities and money market securities or instruments. When New York Life Investments, the Fund's Manager, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Some securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") are commonly referred to as junk bonds. Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate ("LIBOR") or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Manager may reduce or eliminate the Fund's position in a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Trading Market Risk: An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its net asset value. Some of the Fund's investments may be considered to be illiquid.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund will be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and for the life of the Fund, compare to those of a broad-based securities market index. The Fund has selected the Credit Suisse Leveraged Loan Index as its primary benchmark index. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on May 3, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer class might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2005-2010)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	4.94%	3.27%	3.38%
Class A	5.03%	3.34%	3.43%
Class B	4.39%	3.13%	3.10%
Class C	6.50%	3.15%	3.10%
Class I	8.66%	4.28%	4.20%
Return After Taxes on Distributions
Class I	7.23%	2.40%	2.42%
Return After Taxes on Distributions on Sale of Fund Shares
Class I	5.59%	2.52%	2.52%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	9.98%	4.42%	4.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager and is responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Manager	Service Date
New York Life Investment Management LLC	Robert H. Dial, Managing Director	Since 2004

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Government Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.45%	0.33%	0.45%	0.45%	0.33%
Total Annual Fund Operating Expenses[3]	1.32%	1.20%	2.07%	2.07%	0.95%
Waivers / Reimbursements[3]	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.15%	1.03%	1.90%	1.90%	0.78%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is an annual percentage of the Fund's average daily net assets plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million, 0.475% on assets from $500 million to $1 billion, and 0.45% on assets in excess of $1 billion. This agreement may only be amended or terminated by action of the Board of Trustees ("Board") of the Fund. Without this waiver, the management fee would be 0.60% on assets up to $500 million, 0.575% on assets from $500 million up to $1 billion, and 0.55% on assets in excess of $1 billion.

3

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$562	$550	$193	$693	$193	$293	$80
3 Years	$833	$798	$632	$932	$632	$632	$286
5 Years	$1,125	$1,064	$1,098	$1,298	$1,098	$1,098	$509
10 Years	$1,954	$1,825	$2,194	$2,194	$2,387	$2,387	$1,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Fund , under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade securities that are not U.S. government securities.

The Fund 's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis. If Standard & Poor's and Moody's Investor Service, Inc. assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money. Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund will be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The bar chart and tables below indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Capital U.S. Government Bond Index as its primary benchmark index. The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

Performance for the classes varies based on differences in their fee and expense structures. Performance for Class I shares, first offered on January 2, 2004, includes the historical performance of Class B shares from through January 1, 2004. Performance for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
4Q/08	6.08%
Worst Quarter
2Q/04	-2.95%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	0.00%	4.07%	4.19%
Class A	0.14%	4.14%	4.22%
Class B	-1.05%	3.91%	3.90%
Class C	3.07%	4.25%	3.90%
Class I	5.20%	5.58%	5.11%
Return After Taxes on Distributions
Class B	-2.10%	2.80%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-0.59%	2.69%	2.66%
Barclays Capital U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)	5.52%	5.45%	5.42%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since February 2011
	Louis N. Cohen, Managing Director	Since February 2011
	Gary Goodenough, Senior Managing Director	Since 2000

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay High Yield Corporate Bond Fund

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses	0.27%	0.22%	0.27%	0.27%	0.22%	0.32%
Total Annual Fund Operating Expenses	1.08%	1.03%	1.83%	1.83%	0.78%	1.13%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; and 0.50% on assets in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$555	$550	$186	$686	$186	$286	$80	$115
3 Years	$778	$763	$576	$876	$576	$576	$249	$359
5 Years	$1,019	$993	$990	$1,190	$990	$990	$433	$622
10 Years	$1,708	$1,653	$1,951	$1,951	$2,148	$2,148	$966	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). The Fund may invest up to 20% of its net assets in common stocks and other equity securities.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund only invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value divided by the value of its debt, with the intent of maximizing default-adjusted income and returns.

Some securities that are rated below investment grade by Moody's or S&P are commonly referred to as "junk bonds." These securities are sometimes considered speculative. If Moody's and S&P assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund . In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Fund may hold cash or invest in short term instruments during times when the portfolio manager is unable to identify attractive high-yield securities.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund . Although investing heavily in these investments may help to preserve the Fund 's assets, it may not be consistent with the Fund 's primary investment objective and may limit the Fund 's ability to achieve a high level of income.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund will be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Credit Suisse High Yield Index as its primary benchmark index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Class R2 shares were first offered to the public on December 14, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
2Q/09	16.82%
Worst Quarter
4Q/08	-17.62%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	6.99%	5.67%	7.90%
Class A	7.12%	5.69%	7.92%
Class B	6.12%	5.53%	7.58%
Class C	10.31%	5.86%	7.60%
Class I	12.45%	6.94%	8.68%
Class R2	11.87%	6.59%	8.32%
Return After Taxes on Distributions
Class B	3.62%	3.05%	4.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	3.90%	3.23%	4.77%
Credit Suisse High Yield Index (reflects no deductions for fees, expenses, or taxes)	14.42%	8.40%	9.11%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	J. Matthew Philo, Senior Managing Director	Since 2000

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401 Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay High Yield Municipal Bond Fund

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.93%	0.78%	0.93%	0.78%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	1.77%	1.62%	2.52%	1.37%
Waivers / Reimbursements[2]	(0.73)%	(0.73)%	(0.73)%	(0.73)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.04%	0.89%	1.79%	0.64%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

	Investor	Class A	Class C		Class I
Expenses after	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$551	$537	$182	$282	$65
3 Years	$914	$870	$715	$715	$362
5 Years	$1,301	$1,226	$1,275	$1,275	$680
10 Years	$2,382	$2,227	$2,801	$2,801	$1,583

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period March 31, 2010 (commencement of operations) through the end of the Fund's fiscal year, the Fund's portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Baa1 or lower by Moody's Investor Service, Inc. ("Moody's")), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium- to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available for investment. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If the independent ratings agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Securities Risk: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities. These risks include: (i) General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base; (ii) Revenue Bonds (including Industrial Development Bonds) Risk—these payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility; (iii) Private Activity Bonds Risk—Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond; (iv) Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality; (v) Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and (vi) Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

High-Yield Municipal Bonds Risk: High-yield municipal bonds may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such securities at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the Federal alternative minimum tax than other municipal bonds.

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The Fund commenced operations on March 31, 2010; therefore, no calendar year performance information is available.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since 2010
	Robert DiMella, Senior Managing Director	Since 2010
	Michael Petty, Director	Since 2010

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay High Yield Opportunities Fund

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Interest Expense on Securities Sold Short	0.64%	0.64%	0.64%	0.64%
Broker Fees and Charges on Short Sales	0.02%	0.02%	0.03%	0.02%
Remainder of Other Expenses	0.48%	0.43%	0.47%	0.43%
Total Other Expenses	1.14%	1.09%	1.14%	1.09%
Total Annual Fund Operating Expenses[2]	2.19%	2.14%	2.94%	1.89%
Waivers / Reimbursements[2]	(0.18%)	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	2.01%	1.96%	2.76%	1.71%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Directors of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Years	$645	$640	$279	$379	$174
3 Years	$1,088	$1,073	$893	$893	$576
5 Years	$1,556	$1,532	$1,532	$1,532	$1,005
10 Years	$2,847	$2,798	$3,249	$3,249	$2,197

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or that are unrated but that are considered by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. Some securities that are rated below investment grade by Moody's or S&P are commonly referred to as "junk bonds." For purposes of this limitation, if Moody's and S&P assign different ratings to the same security, the Subadvisor will use the lower rating to determine the security's credit quality. The Fund will take long positions that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor seeks to identify issuers that are considered to have a high probability of outperforming the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

The Fund may take long and short positions. The Fund's long positions, either directly or through derivatives, may total up to 140% of the Fund's net assets. The Fund's short positions, either directly or through derivatives, may total up to 40% of the Fund's net assets. The proceeds from the Fund's short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may use derivatives, such as forward currency exchange contracts and swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. The Fund may invest up to 15% of its total assets in swaps.

Investment Process: In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund's principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar corporate debt securities; derivatives (including credit default swaps); and sovereign debt.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the Subadvisor deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or "shorts" those securities that the Subadvisor feels are not suitable for long investment. The Subadvisor then seeks to identify issuers with qualities such as: high credit worthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions. In examining these issuers for potential investment, the Subadvisor focuses on quality of management and business plan, industry environment, competitive dynamics, cash flow, and liquidity.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody's and B– by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by the Subadvisor to be of comparable quality. For purposes of this limitation, if Moody's and S&P assign different ratings to the same security, the Fund will use the higher rating to determine the security's credit quality.

In general, the Subadvisor overweights the Fund relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. The Subadvisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.

Short sales are intended to allow the Fund to earn returns on securities that the Subadvisor believes will underperform the benchmark index and also are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. The Subadvisor seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor further seeks to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor may sell or sell short a security for one or more of the following reasons (among others): credit deterioration; repositioning caused by a change in its "top down" outlook; excessive downward price volatility; or recognition of an alternative investment with relatively better value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund . Swap transactions tend to shift the Fund 's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund . Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund .

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Fund Counterparty Risk: On September 15, 2008, one of the Fund's trading counterparties, Lehman Brothers International (Europe) ("LBIE"), was placed in insolvency administration under the U.K. Insolvency Act. As a result, the Fund has been unable to close out open short positions with LBIE and has been unable to sell or substitute out the securities that are pledged as collateral for these open short positions. While this has not impacted the Fund's ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy. The Fund has pursued and will continue to pursue efforts to return the borrowed securities and secure the release of collateral. To date, these efforts have not been successful and the Fund cannot assure that these efforts will be successful in the future.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life Insurance Company ("New York Life"), an affiliate of the Fund's adviser, have entered into an agreement with respect to the collateral. Pursuant to that agreement, at the conclusion of the bankruptcy process, should the Fund be entitled to obtain less than 100 percent of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral.

As of December 31, 2010, the Fund had pledged approximately 6.95% of its net assets to cover its open short positions with LBIE. These pledged securities are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. To the extent that the Fund determines that these securities are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities if at the time of purchase the value of all portfolio securities deemed illiquid represents more than 15% the Fund's net assets. However, the Fund may obtain illiquid securities as a result of a corporate action on an existing security held by the Fund, if the Fund's portfolio managers believe that holding such illiquid security is in the best interest of the Fund and its shareholders. The Fund may change any such determination at any time without notice to shareholders.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 14, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. Unadjusted, the performance for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2010)

Best Quarter
2Q/09	20.52%
Worst Quarter
4Q/08	-10.81%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Life of Fund
Return Before Taxes
Investor Class	9.18%	12.26%
Class A	9.14%	12.34%
Class C	12.41%	13.10%
Class I	14.53%	14.32%
Return After Taxes on Distributions
Class I	11.63%	11.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	9.56%	10.46%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deductions for fees, expenses, or taxes)	15.07%	10.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2007
	Louis N. Cohen, Managing Director	Since 2007
	Michael Kimble, Managing Director	Since 2007
	Taylor Wagenseil, Managing Director	Since 2007

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Indexed Bond Fund

Investment Objective

The Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.55%	0.20%	0.20%
Total Annual Fund Operating Expenses[3]	1.15%	0.80%	0.55%
Waivers / Reimbursements[3]	(0.23)%	(0.00)%	(0.12)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.92%	0.80%	0.43%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	The management fee is as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.
3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor Class	Class A	Class I

1 Year	$391	$379	$44
3 Years	$632	$548	$164
5 Years	$892	$731	$295
10 Years	$1,636	$1,260	$678

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that New York Life Investments, the Fund's Manager, believes will replicate the performance of the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Fund, seek to match their respective indices, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Fund in an active manner by using economic, financial or market analysis.

The Fund may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the U.S. The Fund may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: The Manager employs an analytical approach to tracking the securities that comprise the Barclays Capital U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed-income securities which, in the aggregate, are expected to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index. Changes in the characteristics of the composition of the Barclays Capital U.S. Aggregate Bond Index may, from time to time, warrant adjustments in the Fund's portfolio. The correlation between the investment performance of the Fund and the Barclays Capital U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Barclays Capital U.S. Aggregate Bond Index.

The average life of the securities in the Fund's portfolio will approximate that of securities in the Barclays Capital U.S. Aggregate Bond Index, which will vary from time to time.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager may not produce the desired results.

Index Strategy Risk: The Fund employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund 's portfolio. Also, the Fund 's fees and expenses will reduce the Fund 's returns, unlike those of the index.

Debt Securities Risk: The risks involved with investing in debt securities include (without limitation): (i) credit risk, i.e., the risk that an issuer of a debt security may fail to repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., the risk that a debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity; (iii) market risk, i.e., the risk that low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., the risk that when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the risk that the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

There is no assurance that the investment performance of the Fund will equal or exceed that of the Barclays Capital U.S. Aggregate Bond Index. If the value of the Barclays Capital U.S. Aggregate Bond Index declines, the net asset value of shares of the Fund are also likely to decline. The Fund's ability to track the Barclays Capital U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Barclays Capital U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Barclays Capital U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Fund's shares.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table below shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a b road-based securities market index. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as its primary benchmark index. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
4Q/08	5.94%
Worst Quarter
2Q/04	-2.54%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	2.40%	4.73%	4.88%
Class A	2.46%	4.79%	4.91%
Class I	6.00%	5.84%	5.58%
Return After Taxes on Distributions
Class I	4.19%	4.13%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	4.08%	4.00%	3.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	6.54%	5.80%	5.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager and provides day-to-day portfolio management services for the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Donald F. Serek, Managing Director	Since 2004
	Thomas J. Girard, Managing Director	Since 2007

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Intermediate Term Bond Fund

Investment Objective

The Fund seeks to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.21%	0.31%	0.31%	0.21%
Total Annual Fund Operating Expenses [3]	1.17%	1.06%	1.91%	1.91%	0.81%
Waivers / Reimbursements[3]	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.21)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.07%	0.96%	1.81%	1.81%	0.60%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $1 billion; and 0.475% on assets in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board of Trustees ("Board") of the Fund. Without this waiver, the management fee would be 0.60% on assets up to $500 million; 0.575% on assets from $500 million up to $1 billion; and 0.55% on assets in excess of $1 billion.

3

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for the Fund's Class I shares do not exceed 0.60% of its average daily net assets. This agreement also requires New York Life Investments to waive a portion of its management fee, in addition to the management fee waiver described in note 1 above, or other non-class specific expenses of the Investor Class, Class A, Class B, and Class C shares to the extent necessary in order to maintain the expense limitation applicable to Class I shares. This agreement expires on February 28, 2012, and may only be amended or terminated by action of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$554	$544	$184	$684	$184	$284	$61
3 Years	$795	$763	$590	$890	$590	$590	$238
5 Years	$1,055	$999	$1,022	$1,222	$1,022	$1,022	$429
10 Years	$1,798	$1,677	$2,032	$2,032	$2,225	$2,225	$982

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions, as determined by MacKay Shields LLC, the Fund's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% percent of the Fund's total assets will be invested in investment grade debt securities (typically rated Baa3 or better by Moody's Investor Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's ("S&P")) when purchased, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities rated below investment grade by S&P or Moody's or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor. Some securities that are rated below investment grade by S&P or Moody's are commonly referred to as "junk bonds." If S&P and Moody's assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floaters.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives, such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process : In pursuing the Fund's investment strategy the Subadvisor conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as its primary benchmark index. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
3Q/01	4.52%
Worst Quarter
2Q/04	-2.57%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	3.10%	4.75%	4.71%
Class A	3.24%	4.83%	4.75%
Class B	2.19%	4.60%	4.41%
Class C	6.18%	4.96%	4.42%
Class I	8.40%	6.15%	5.57%
Return After Taxes on Distributions
Class I	6.54%	4.52%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	5.55%	4.30%	3.79%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	6.54%	5.80%	5.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since February 2011
	Louis N. Cohen, Managing Director	Since February 2011
	Gary Goodenough, Senior Managing Director	Since 2000

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.47%	0.25%	0.47%	0.47%
Total Annual Fund Operating Expenses[2]	0.94%	0.72%	0.94%	0.94%
Waivers / Reimbursements[2]	(0.14)%	(0.02)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	0.70%	0.80%	0.80%
1

The management fee is as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

2

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor Class	Class A	Class B	Class C
1 Year	$82	$72	$82	$82
3 Years	$286	$228	$286	$286
5 Years	$506	$399	$506	$506
10 Years	$1,142	$893	$1,142	$1,142

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit ("CDs"), bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: New York Life Investments, the Fund's Manager, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Manager selects securities based on an analysis of the creditworthiness of the issuer. The Manager works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Stable Net Asset Value Risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager may not produce the desired results.

Debt Securities Risk: The risks involved with investing in debt securities include (without limitation): (i) credit risk, i.e., the risk that an issuer of a debt security may fail to repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., the risk that a debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity; (iii) market risk, i.e., the risk that low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., the risk that when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the risk that the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market Fund Regulatory Risk: The Securities and Exchange Commission ("SEC") recently imposed new liquidity, credit quality, and maturity requirements on all money market funds. Because of these changes, the Fund may achieve a reduced yield as compared to the yield achieved prior to the changes. The SEC may adopt additional money market fund regulations in the future, which may impact the operation or performance of the Fund .

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns for one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Performance for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been lower. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
1Q/01	1.33%
Worst Quarter
2Q/10	0.00%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Investor Class	0.02%	2.18%	1.96%
Class A	0.02%	2.21%	1.97%
Class B	0.02%	2.18%	1.96%
Class C	0.02%	2.18%	1.96%
7-day current yield
Investor Class: 0.01%
Class A: 0.01%
Class B: 0.01%
Class C: 0.01%
Average Lipper Money Market Fund (reflects no deductions for fees, expenses, or taxes)	0.03%	2.20%	1.90%

Management

New York Life Investments serves as Manager and is responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	David E. Clement, Director	Since 2009
	Thomas J. Girard, Managing Director	Since 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, and $25,000 for Class A shares. A subsequent investment minimum of $50 applies for investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment ($50 for subsequent purchases) applies.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Principal Preservation Fund

Investment Objective

The Fund seeks to maximize current income consistent with maintaining liquidity and preserving capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment )
Management Fee (as an annual percentage of the Fund's average daily net assets)[1]	0.28%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses[2]	0.43%
Waivers / Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.30%
1

The management fee is 0.25%, plus a fee for fund accounting services previously provided for by New York Life Investment Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.03% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

2

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.30% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Class I
1 Year	$31
3 Years	$125
5 Years	$228
10 Years	$530

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit ("CDs"), bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: New York Life Investments, the Fund's Manager, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Manager selects securities based on an analysis of the creditworthiness of the issuer. The Manager works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Stable Net Asset Value Risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager may not produce the desired results.

Debt Securities Risk: The risks involved with investing in debt securities include (without limitation): (i) credit risk, i.e., the risk that an issuer of a debt security may fail to repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., the risk that a debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity; (iii) market risk, i.e., the risk that low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., the risk that when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the risk that the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market Fund Regulatory Risk: The Securities and Exchange Commission ("SEC") recently imposed new liquidity, credit quality, and maturity requirements on all money market funds. Because of these changes, the Fund may achieve a reduced yield as compared to the yield achieved prior to the changes. The SEC may adopt additional money market fund regulations in the future, which may impact the operation or performance of the Fund .

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compared to those of a money market fund average. The Average Lipper Institutional Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund for periods prior to November 11, 2007 (a predecessor to the Fund which was subject to a different fee structure, and for which McMorgan & Company LLC served as investment advisor). Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
1Q/01	1.42%
Worst Quarter
3Q/10	0.00%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class I	0.01%	2.60%	2.38%
7-day current yield
Class I: 0.01%
Average Lipper Institutional Money Market Fund (reflects no deductions for fees, expenses, or taxes)	0.08%	2.51%	2.29%

Management

New York Life Investments serves as Manager and provides day-to-day portfolio management services for the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	David E. Clement, Director	Since 2009
	Thomas J. Girard, Managing Director	Since 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Investments, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $5,000,000 for individual investors applies if you invest in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates, but there are no minimum subsequent purchase amounts. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Short Term Bond Fund

Investment Objective

The Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.75%	0.30%	0.30%
Total Annual Fund Operating Expenses[3]	1.60%	1.15%	0.90%
Waivers / Reimbursements[3]	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.38%	0.93%	0.68%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	The management fee is as follows: 0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million.
3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor Class	Class A	Class I
1 Year	$436	$392	$69
3 Years	$769	$633	$265
5 Years	$1,125	$893	$477
10 Years	$2,125	$1,637	$1,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. The Fund invests in securities rated Baa3 or better by Moody's Investor Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's ("S&P") at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in corporate commercial paper only if rated Prime -1 by Moody's or A-1 by S&P at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If S&P and Moody's assign different ratings for the same security, the Subadvisor will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. corporate entities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Subadvisor may invest in mortgage dollar rolls and to-be-announced ("TBA") securities transactions. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: The Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios and in doing so utilizes fundamental economic cycle analysis and considers credit quality and interest rate trends.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, and industry conditions and outlooks.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The net asset value of the Fund's shares will fluctuate over time. The Fund is not intended to be an alternative to cash or a money market fund.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Capital U.S. 1-3 Year Government/Credit Index as its primary benchmark index. The Barclays Capital U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer classes might have been lower. Performance for newer share classes is adjusted for differences in fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/04	-1.32%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-1.70%	3.25%	3.04%
Class A	-1.26%	3.41%	3.12%
Class I	2.05%	4.30%	3.74%
Return After Taxes on Distributions
Class I	1.49%	3.24%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	1.34%	3.06%	2.56%
Barclays Capital U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)	2.80%	4.53%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since February 2011
	Louis N. Cohen, Managing Director	Since February 2011
	Claude Athaide, Director	Since 2000
	Gary Goodenough, Senior Managing Director	Since 2000

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Tax Free Bond Fund

Investment Objective

The Fund seeks to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	None
Other Expenses	0.26%	0.15%	0.26%	0.26%	0.15%
Total Annual Fund Operating Expenses [3]	1.03%	0.92%	1.28%	1.28%	0.67%
Waivers / Reimbursements[3]	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.93%	0.82%	1.18%	1.18%	0.57%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is an annual percentage of the Fund's average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed the following percentages: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion. This agreement may only be amended or terminated by action of the Board of Trustees ("Board") of the Fund. Without this waiver the management fee would be: 0.50% on assets up to $500 million; 0.475% on assets from $500 million up to $1 billion; and 0.45% on assets in excess of $1 billion.

3

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A instead. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$541	$530	$120	$620	$120	$220	$58
3 Years	$754	$721	$396	$696	$396	$396	$204
5 Years	$984	$927	$693	$893	$693	$693	$363
10 Years	$1,644	$1,522	$1,468	$1,468	$1,536	$1.536	$825

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Ratings ("Fitch")). On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the states, District of Columbia, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. The Fund may invest up to 20% of its net assets in unrated securities deemed by the MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT"). If the independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the securities' credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach to achieve the Fund's objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Municipal Securities Risk: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities. These risks include: (i) General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base; (ii) Revenue Bonds (including Industrial Development Bonds) Risk—these payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility; (iii) Private Activity Bonds Risk—Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond; (iv) Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality; (v) Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and (vi) Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Capital Municipal Bond Index as its primary benchmark index. The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008. Performance figures for Class I shares, first offered on December 21, 2009, includes the historical performance of Class B shares through December 20, 2009. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
3Q/09	8.29%
Worst Quarter
4Q/10	-4.99%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-1.82%	1.51%	2.86%
Class A	-1.70%	1.56%	2.89%
Class B	-2.35%	1.86%	3.07%
Class C	1.69%	2.20%	3.08%
Class I	3.30%	2.75%	3.61%
Return After Taxes on Distributions
Class B	-2.37%	1.86%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-0.02%	2.16%	3.19%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	2.38%	4.09%	4.83%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since 2009
	Robert DiMella, Senior Managing Director	Since 2009
	Michael Petty, Director	Since February 2011

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Global High Income Fund

Investment Objective

The Fund seeks to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.28%	0.40%	0.40%	0.28%
Total Annual Fund Operating Expenses	1.37%	1.25%	2.12%	2.12%	1.00%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$583	$572	$215	$715	$215	$315	$102
3 Years	$864	$829	$664	$964	$664	$664	$318
5 Years	$1,166	$1,105	$1,139	$1,339	$1,139	$1,139	$552
10 Years	$2,022	$1,893	$2,261	$2,261	$2,452	$2,452	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests in securities rated below investment grade at levels at least equal to the percentage of below investment grade debt found in the Fund's primary benchmark index. Below investment grade securities shall be securities rated lower than Baa3 by Moody's Investor Service, Inc. ("Moody's") and BBB- by Standard & Poor's ("S&P"), or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Some securities rated below investment grade by S&P or Moody's are commonly referred to as "junk bonds." If S&P and Moody's assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

Normally, the Fund will invest a significant amount of its assets (at least 40%, unless the Fund's Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities issued by governments, their agencies and authorities, and corporations that are located in at least three different foreign countries. The Fund principally invests in countries that are considered emerging markets, but may invest in countries with established economies that the Subadvisor believes present favorable conditions. Some of the foreign securities in which the Fund invests may be denominated in foreign currency.

The Fund's principal investments include yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swaps agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund is "non-diversified" which means that it may invest a greater percentage of its assets than other funds in a particular issuer.

The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

Investment Process: The Fund's Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

Non-Diversification Risk: Because the Fund is "non-diversified," it may be more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table below shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the JPMorgan EMBI Global Diversified Index as its primary benchmark index. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Performance data for the classes varies based on differences in their fee and expense structures. Class I shares were first offered to the public on August 31, 2007. Performance figures for Class I shares include the historical performance of Class A shares through August 30, 2007. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
3Q/09	13.07%
Worst Quarter
4Q/08	-8.94%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	8.63%	7.27%	11.41%
Class A	8.74%	7.35%	11.46%
Class B	7.86%	7.14%	11.09%
Class C	11.85%	7.46%	11.10%
Class I	14.14%	8.62%	12.26%
Return After Taxes on Distributions
Class B	5.42%	4.82%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	5.25%	4.78%	8.02%
JPMorgan EMBI Global Diversified Index (reflects no deductions for fees, expenses, or taxes)	12.24%	8.37%	10.86%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since February 2011
	Michael Kimble, Managing Director	Since February 2011
	Howard Booth, Director	Since 2008
	Gary Goodenough, Senior Managing Director	Since 2003

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Balanced Fund

Investment Objective

The Fund seeks high total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.49%	0.30%	0.49%	0.49%	0.30%	0.40%	0.40%	0.39%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.45%	1.26%	2.20%	2.20%	1.01%	1.11%	1.36%	1.60%
Waivers / Reimbursements[3]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.44%	1.25%	2.19%	2.19%	1.00%	1.10%	1.35%	1.59%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets in excess of $2 billion.
3

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.24% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$689	$670	$222	$722	$222	$322	$102	$112	$137	$162
3 Years	$982	$927	$687	$987	$687	$687	$321	$352	$430	$504
5 Years	$1,298	$1,203	$1,179	$1,379	$1,179	$1,179	$557	$611	$744	$870
10 Years	$2,189	$1,988	$2,344	$2,344	$2,533	$2,533	$1,235	$1,351	$1,634	$1,899

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Under normal market conditions, the Manager and Subadvisor will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Manager and Subadvisor will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, manages the equity portion of the Fund. The Subadvisor generally invests in mid-capitalization, value oriented stocks, but may also invest in large capitalization, value oriented stocks. The Subadvisor considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index, the S&P MidCap 400® Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Subadvisor's equity security selection process is based upon a quantitative process that ranks stocks based on traditional value measures, earnings quality, and technical factors. The Fund's portfolio of securities is constructed to reflect both return expectation and market segment outlook.

Fixed-Income Investment Process: New York Life Investments, the Fund's Manager, manages the fixed-income portion of the Fund. The Manager invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The fixed-income portion of the portfolio has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Manager and Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Balanced Composite Index as its secondary benchmark index. The Balanced Composite Index is comprised of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark index. The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2001-2010)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	6.85%	1.82%	5.08%
Class A	7.02%	1.91%	5.13%
Class B	7.20%	1.84%	4.89%
Class C	11.21%	2.20%	4.89%
Class I	13.51%	3.42%	6.08%
Class R1	13.45%	3.33%	5.97%
Class R2	13.13%	3.06%	5.70%
Class R3	12.86%	2.80%	5.44%
Return After Taxes on Distributions
Class I	13.12%	2.64%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	9.10%	2.69%	4.89%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)	24.75%	4.08%	8.07%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)	17.55%	5.25%	7.48%
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index (reflects no deductions for fees, expenses, or taxes)	6.03%	5.46%	5.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager, overseeing the investment portfolio of the Fund, and provides day-to-day portfolio management services for the fixed-income portion of the Fund. Madison Square Investors LLC serves the Fund's Subadvisor and provides day-to-day portfolio management services for the equity portion of the Fund.

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since January 2011
	Thomas J. Girard, Managing Director	Since 2008
Madison Square Investors LLC	Harvey J. Fram, Managing Director	Since January 2011

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Convertible Fund

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.44%	0.21%	0.44%	0.44%	0.21%
Total Annual Fund Operating Expenses	1.28%	1.05%	2.03%	2.03%	0.80%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$673	$651	$206	$706	$206	$306	$82
3 Years	$934	$866	$637	$937	$637	$637	$255
5 Years	$1,214	$1,098	$1,093	$1,293	$1,093	$1,093	$444
10 Years	$2,010	$1,762	$2,166	$2,166	$2,358	$2,358	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process : The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities, which are generally rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") and BBB- by Standard & Poor's ("S&P") or, if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Some securities that are rated below investment grade by S&P or Moody's are commonly referred to as "junk bonds." The Subadvisor may also invest without restriction in securities within the rating category of BB or B by S&P or Ba or B by Moody's. If Moody's and S&P assign different ratings to the same security, the Subadvisor will use the lower rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bank of America Merrill Lynch All U.S. Convertible Index as its primary benchmark index. The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance figures for Class I shares, first offered November 28, 2008, include historical performance of Class B shares through November 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. P ast performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
3Q/09	14.57%
Worst Quarter
4Q/08	-17.45%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	11.19%	5.71%	4.80%
Class A	11.37%	5.83%	4.86%
Class B	11.72%	5.81%	4.62%
Class C	15.73%	6.13%	4.61%
Class I	18.20%	7.28%	5.71%
Return After Taxes on Distributions
Class B	11.24%	5.24%	4.15%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	7.66%	4.82%	3.81%
Bank of America Merrill Lynch All U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)	16.77%	5.71%	4.96%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

MainStay Income Builder Fund

Investment Objective

The Fund seeks to realize current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 117 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None[1]	None[1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.61%	0.26%	0.60%	0.60%	0.25%
Total Annual Fund Operating Expenses	1.50%	1.15%	2.24%	2.24%	0.89%
1	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2

The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$694	$661	$227	$727	$227	$327	$91
3 Years	$998	$895	$700	$1,000	$700	$700	$284
5 Years	$1,323	$1,148	$1,200	$1,400	$1,200	$1,200	$493
10 Years	$2,242	$1,871	$2,388	$2,388	$2,575	$2,575	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by MacKay Shields, LLC ("MacKay Shields"), the Subadvisor for the fixed-income portion of the Fund, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. As part of these asset allocation decisions, the Subadvisor may use equity index futures to add exposure to the equity markets. Neither equity index futures nor fixed-income futures are counted toward the Fund's total equity and fixed-income exposures, respectively.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund , invests primarily in companies that generate increasing levels of free cash flow with managements that use free cash flow to create returns for shareholders.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt pay downs.

Epoch may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Debt Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by Moody's Investor Service, Inc. ("Moody's) or Standard & Poor's ("S&P"), or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If Moody's and S&P assign different ratings to the same security, MacKay Shields will use the higher rating for purposes of determining the security's credit quality. Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, Epoch may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisors may not produce the desired results.

Debt Securities Risk : The risks of investing in debt securities include (without limitation): (i) credit risk, i.e. , the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e. , a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e. , low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e. , when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e. , the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e. , during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund 's income, if the proceeds are reinvested at lower interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. The Fund has selected the Morgan Stanley Capital International ("MSCI") World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund has selected the Russell 1000 ® Index as its secondary benchmark. The Russell 1000 ® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 ® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Income Builder Composite Index as an additional benchmark. The Income Builder Composite Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50%, respectively. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
3Q/10	9.82%
Worst Quarter
4Q/08	-14.22%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	7.66%	2.27%	0.86%
Class A	8.04%	2.41%	0.92%
Class B	8.07%	2.35%	0.67%
Class C	12.09%	2.65%	0.66%
Class I	14.52%	3.94%	1.89%
Return After Taxes on Distributions
Class B	7.37%	1.25%	-0.07%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	5.64%	1.74%	0.37%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	11.76%	2.43%	2.31%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)]	16.10%	2.59%	1.83%
Income Builder Composite Index (reflects no deductions for fees, expenses, or taxes)	9.73%	4.59%	4.47%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as co-Subadvisor to the Fund and manages the Fund's equity investments and MacKay Shields LLC serves as co-Subadvisor to the Fund and manages the Fund's fixed-income investments, as well as the overall asset allocation decisions for the Fund.

Subadvisors	Portfolio Managers	Service date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2009
	Michael Kimble, Managing Director	Since 2009
	Louis N. Cohen, Managing Director	Since 2010
	Taylor Wagenseil, Managing Director	Since 2010
	Gary Goodenough, Senior Managing Director	Since 2000
Epoch Investment Partners, Inc.	Eric Sappenfield, Managing Director & Senior Analyst	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 125 of the Prospectus.

More About Investment Strategies and Risks
Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary sections for each Fund at the beginning of this Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflects the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Funds may enter into derivative transactions, or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Funds must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivatives instruments.

Equity Securities

Certain Fund s may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ, the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common stocks;

  preferred stocks;

  ADRs; and

  real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

  Security selection: A portfolio manager may not be able to consistently select the equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund 's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds ("ETFs")

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

Each Fund can invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Fund generally invests are speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield securities or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Funds' Boards. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Initial Public Offerings ("IPOs")

Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund's Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to the MainStay High Yield Municipal Fund and the MainStay Tax Free Bond Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any changes in a Fund's non-fundamental investment policy.

The MainStay High Yield Municipal Bond Fund and the MainStay Tax Free Bond Fund also have names which suggest a focus on a particular type of investment (MainStay High Yield Municipal Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1, each of these Funds has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. The investment policy of MainStay High Yield Municipal Bond Fund and the MainStay Tax Free Bond Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares as defined in the 1940 Act.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Each Fund's investment objective is non-fundamental and may be changed without shareholder vote.

A Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs. The Funds have adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, all of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.

Municipal Bonds

Municipal bonds are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

NAV Will Fluctuate

The value of Fund shares, also known as the NAV, generally fluctuates based on the value of a Fund's holdings.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the valve of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund 's custodian to cover the Fund 's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund 's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Swap Agreements

The Funds may enter into interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, each Fund may invest without limit in money market securities and other investments.

The MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund also may invest outside the scope of their principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and their investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund . There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Zero Coupon and Payment-in-Kind Bonds

One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

NYLIFE Distributors LLC and/or the MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

"MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund.

"MainStay Blended Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

"MainStay Epoch Funds" collectively refers to the MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, and MainStay Epoch International Small Cap Fund.

"MainStay Equity Funds" collectively refers to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay Common Stock Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Growth Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay S&P 500 Index Fund, and MainStay U.S. Small Cap Fund.

"MainStay Income Funds" collectively refers to the MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Convertible Fund, MainStay Flexible Bond Opportunities Fund, MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Municipal Bond Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, MainStay Tax Free Bond Fund, and MainStay Short Term Bond Fund.

"MainStay International Equity Funds" collectively refers to the MainStay 130/30 International Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

"MainStay Money Market Funds" collectively refers to the MainStay Cash Reserves Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund.

"MainStay Retirement Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund.

The Board of Trustees of Eclipse Funds, the Board of Trustees of MainStay Funds Trust, the Board of Trustees of The MainStay Funds, and the Board of Directors of Eclipse Funds Inc. are collectively referred to as the "Board."

The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

New York Life Insurance Company is referred to as "New York Life."

NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

NYLIFE Distributors LLC is referred to as the "Distributor" or "NYLIFE Distributors."

The New York Stock Exchange is referred to as the "Exchange."

Net asset value is referred to as "NAV."

The Securities and Exchange Commission is referred to as the "SEC."

Before You Invest:
Deciding Which Class of Shares to Buy

The MainStay Funds offer Investor Class, and Class A, B, C, I, R1, R2 and R3 shares, as applicable. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. These expenses for each MainStay Fund are presented in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee —named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee —this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge —also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase MainStay Fund shares.

  Contingent Deferred Sales Charge —also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None	None
Contingent deferred sales charge	None [1]	None [1]	Sliding scale during the first six years after purchase [2]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[3] distributionand 0.25% service(1.00% total),4	0.75%[3] distributionand 0.25% service(1.00% total),4	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Conversion feature	Yes [5]	Yes [5]	Yes [5]	None	Yes [5]	Yes [5]	Yes[5]	Yes[5]
Purchase maximum[6]	None	None	$100,000	$1,000,000[7]	None	None	None	None
1

A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund). The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

2	The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.
3	0.25% for MainStay Tax Free Bond Fund.
4	0.50% for MainStay Tax Free Bond Fund.
5

See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

6	Per transaction. Does not apply to purchases by certain retirement plans.
7	$500,000 for MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. Please see "Information on Sales Charges" for more information. We also describe below how you may reduce or eliminate the initial sales charge. Please see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" for more information.

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class B Share Considerations

  You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

  You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.

  The MainStay Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

  In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

  Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

  If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

  When you sell Class B shares, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay Tax Free Bond Fund).

  Share class conversions are based on the NAVs of the two classes, and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

  In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares of a MainStay Fund, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, then fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

  The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund).

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing distribution and/or service (12b-1) fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;

      Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

      Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.

    Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

    Existing Class I Shareholder ; or

    Existing MainStay Fund's Board Member .

Class R1, Class R2 and Class R3 Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or the Distributor, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Epoch Fund or MainStay High Yield Municipal Bond Fund, or

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

  There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. For more information, please see the SAI.

Class B and/or Class C Shares

All MainStay Funds except MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Epoch Funds and MainStay High Yield Municipal Bond Fund:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Epoch Fund or MainStay High Yield Municipal Bond Fund, or

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

  Institutional Investors and the MainStay Funds' Board Members—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2 and Class R3 Shares

If you are eligible to invest in Class R1, Class R2 or Class R3 shares of the MainStay Funds there are no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial adviser as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Balanced Fund
MainStay Common Stock Fund
MainStay Conservative Allocation Fund
MainStay Convertible Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay ICAP Equity Fund	MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay ICAP Select Equity Fund
MainStay Income Builder Fund
MainStay International Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay U.S. Small Cap Fund
Purchase	Sales charges as a percentage of [1]		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more [2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Indexed Bond Fund MainStay Short Term Bond Fund	MainStay S&P 500 Index Fund
Purchase	Sales charges as a percentage of [1]		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Flexible Bond Opportunities Fund MainStay Global High Income Fund MainStay Government Income Fund	MainStay High Yield Corporate Bond Fund MainStay High Yield Opportunities Fund MainStay Intermediate Term Bond Fund
Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more [2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Floating Rate Fund
Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

MainStay High Yield Municipal Bond Fund	MainStay Tax Free Bond Fund
Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds (except MainStay Floating Rate Fund)
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None
MainStay Floating Rate Fund
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year.

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

  the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial adviser of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor. The MainStay Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

529 Plans

When shares of the MainStay Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds and of New York Life and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year. The Distributor may pay a commission to dealers on such purchases from its own resources.

For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Funds) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and C shares, respectively (0.50% for MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans where the MainStay Funds deduct directly from the client's checking or savings account;

  New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  certain 403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Compensation to Dealers

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, may pay a finder's fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.

  The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers from its own resources at the time of sale.

  The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.30% on new sales and/or up to 0.25% annually on assets held.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors. The Distributor or an affiliate, from its own resources, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the MainStay Funds and to encourage the sale of the MainStay Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a MainStay Fund, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account.

Although the MainStay Funds may use financial firms that sell MainStay Fund shares to execute transactions for a MainStay Fund's portfolio, the MainStay Funds, New York Life Investments and any subadvisor do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, Class R1, Class R2 and Class R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2 or Class R3 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Retirement Funds

The MainStay Retirement Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated by each MainStay Fund as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. MainStay Principal Preservation Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after we receive your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the MainStay Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same MainStay Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

An investor or an investor's financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account - Individual Shareholders
	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

Your bank may charge a fee for the wire transfer.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Make your checks payable to MainStay Funds.

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

  name(s) of investor(s); and

  MainStay Fund name and class of shares.

Buying additional shares of the MainStay Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company ABA #011-0000-28 MainStay Funds (DDA #99029415) Attn: Custody and Shareholder Services.

Please take note of the applicable minimum investment amounts for your Fund and share class. The wire must include:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

Your bank may charge a fee for the wire transfer.

Electronically:

Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account. Please take note of the applicable minimum investment amounts for your Fund and share class.

  The maximum ACH purchase amount is $100,000.

  We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  MainStay Fund name and class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your		financial adviser:	You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:	To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open.

  Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

  The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

  We must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

  We must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from us for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  MainStay Fund name and class of shares; and

  dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

General Policies

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit expenses, the MainStay Funds do not issue share certificates at this time.

  To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. To buy shares electronically, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV. With respect to MainStay Principal Preservation Fund, purchase requests received in good order and payments received by wire will be priced at the next calculated NAV (1:00 pm Eastern time or 4:00 pm Eastern time).

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the MainStay Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

  When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the MainStay Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist. In addition, in the case of the MainStay Money Market Funds, the Board may suspend redemptions and irrevocably approve the liquidation of a MainStay Money Market Fund as permitted by applicable law.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as we take reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

  We require a written order to sell shares and a Medallion Signature Guarantee if:

    We do not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interests of all shareholders, we reserve the right to:

    change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

  Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

  With respect to MainStay Principal Preservation Fund, you can receive redemption proceeds by wire only if your account is authorized to do so. If you call in your redemption order before 1:00 pm Eastern time you may request that your redemption proceeds be wired to you the same day. Such redemption proceeds will normally be wired on the same day, however the Fund reserves the right to refuse, cancel, limit or rescind any request to receive same day wire redemption proceeds. Please note that if you request that redemption proceeds be wired to you the same day, shares sold will not be entitled to that day's dividend, if available. Otherwise, with respect to any other redemption request, shares sold will be entitled to that day's dividend, if available.

Additional Information

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in the MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable MainStay Fund's portfolio, consistent with the MainStay Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are recorded; and

  written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or Capital Gains Reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll Deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic Exchange
  Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Epoch Global Choice Fund

  MainStay Epoch Global Equity Yield Fund

  MainStay Epoch International Small Cap Fund

  MainStay Epoch U.S. All Cap Fund

  MainStay Epoch U.S. Equity Fund

  MainStay Flexible Bond Opportunities Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay High Yield Municipal Bond Fund

  MainStay High Yield Opportunities Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Builder Fund

  MainStay Indexed Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay S&P 500 Index Fund

  MainStay Short Term Bond Fund

  MainStay Tax Free Bond Fund

  MainStay U.S. Small Cap Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund or the MainStay Money Market Funds for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund or the MainStay Money Market Funds for shares in more than one MainStay Fund, undistributed dividends will be credited to each of the new MainStay Funds according to the number of exchanged shares in each MainStay Fund.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a MainStay Money Market Fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund will place a "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. MainStay Principal Preservation Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's other investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of MainStay Money Market Funds). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. The NAV of a MainStay Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures for the MainStay Funds and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782) .

The MainStay Money Market Funds will post on the MainStay Funds' website their complete schedules of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. The MainStay Money Market Funds' postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Funds, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds' website.

MainStay High Yield Corporate Bond Fund will not post its portfolio holdings monthly, but rather will post its complete schedule of portfolio holdings on the MainStay Funds' website as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such disclosure will remain accessible on the website until the posting of the following quarter-end information.

The portfolio holdings for MainStay Funds subadvised by Institutional Capital LLC will be made available as of the last day of each calendar month no earlier than 15 days after the end of the reported month.

In addition, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. The MainStay Funds' quarterly top ten holdings information is also provided in the Annual Reports and Semi-Annual Reports and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. The MainStay Funds declare and pay dividends as set forth below:

Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last day of the month after a dividend is declared.

You generally begin earning dividends the next business day after we receive your purchase request in good order. When buying shares of MainStay Principal Preservation Fund, you begin earning dividends the same day, if available, only if your purchase request is received in good order and payment is received by wire prior to 1:00 pm Eastern time.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or us directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same MainStay Fund; or

    another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

  Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

MainStay Equity Funds, MainStay Income Funds and MainStay Blended Funds (Except MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund)

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A MainStay Fund's realized earnings are taxed based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains; income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2012. Earnings of a MainStay Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities (particularly earnings generated by a MainStay Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the MainStay Equity Funds, MainStay Blended Funds and/or the MainStay Global High Income Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such MainStay Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deductions. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

Since many of the stocks in which the MainStay Equity Funds and MainStay Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such MainStay Funds will qualify for the 15% maximum rate or the corporate dividends received deduction. It is also not expected that any portion of the distributions by the MainStay Income Funds will qualify for the 15% rate.

MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund

The MainStay High Yield Municipal Bond and MainStay Tax Free Bond Funds' distributions to shareholders are generally expected to be tax-exempt. A portion of the distributions may be subject to the Alternative Minimum Tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains, and distributions to shareholders of any such taxable income or capital gains would generaly be taxable whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are taxed based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If the MainStay High Yield Municipal Bond Fund or MainStay Tax Free Bond Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally taxed as ordinary income upon distribution.

"Tax-Free" Rarely Means "Totally Tax-Free"

  A tax-free fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

  Tax-exempt dividends may still be subject to state and local taxes.

  Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

  If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

  If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

  Some tax-exempt income may be subject to the alternative minimum tax.

  Capital gains declared in a tax-free fund are not tax-free.

MainStay Retirement Funds and MainStay Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Retirement Funds are taxable, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Retirement Funds or Underlying Funds will generally be taxed as long-term capital gains. The current long-term capital gains maximum rate of 15% is scheduled to increase to 20% after 2012. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distributions. Since many of the stocks in which the Underlying Funds invest do no pay significant dividends, it is not likely that a substantial portion of the distributions by the MainStay Asset Allocation Funds and MainStay Retirement Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long term capital gains.

The MainStay Funds may be required to withhold U.S. Federal income tax, currently at the rate of 28% (scheduled to increase to 31% after 2012), of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the MainStay Funds.

Return of Capital (All MainStay Funds)

If a MainStay Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a MainStay Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, New York Life Investments and its affiliates managed approximately $282.9 billion in assets.

The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for certain of the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2010, the Funds paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2010
MainStay Balanced Fund	0.70%
MainStay Cash Reserves Fund	0.43%
MainStay Convertible Fund	0.59%
MainStay Flexible Bond Opportunities Fund	0.63%
MainStay Floating Rate Fund	0.60%
MainStay Global High Income Fund	0.72%
MainStay Government Fund	0.62%
MainStay High Yield Corporate Bond Fund	0.56%
MainStay High Yield Municipal Bond Fund	0.55%
MainStay High Yield Opportunities Fund	0.80%
MainStay Income Builder Fund	0.64%
MainStay Indexed Bond Fund	0.35%
MainStay Intermediate Term Bond Fund	0.60%
MainStay Money Market Fund	0.47%
MainStay Principal Preservation Fund	0.28%
MainStay Short Term Bond Fund	0.60%
MainStay Tax Free Bond Fund	0.52%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for each Fund, please refer to each Fund's Annual Report to shareholders for the fiscal year ended October 31, 2010.

The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Information on Fees

Additional Information Regarding Fee Waivers

Voluntary

New York Life Investments may voluntarily waive or reimburse expenses of each MainStay Money Market Fund to the extent it deems appropriate to enhance the applicable MainStay Money Market Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. These expense limitation policies are voluntary and in addition to any contractual arrangements that may be in place with respect to these MainStay Money Market Funds and described in this Prospectus.

Who Manages Your Money?

New York Life Investments serves as Manager of the Funds and is responsible for the day-to-day portfolio management of the MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund, as well as the fixed income portion of the MainStay Balanced Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of certain Funds and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund to which the Order applies will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information concerning the Order.

The shareholders of the Funds that are series of The MainStay Funds have approved the use of this Order, including: MainStay Convertible Fund; MainStay Flexible Bond Opportunities Fund; MainStay Global High Income Fund; MainStay Government Fund; MainStay High Yield Corporate Bond Fund; MainStay Income Builder Fund; MainStay Money Market Fund; MainStay Principal Preservation Fund; and MainStay Tax Free Bond Fund.

The shareholders of MainStay High Yield Municipal Bond Fund, a series of MainStay Funds Trust, have also approved the use of this Order.

The shareholders of MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc., have also approved the use of this Order.

The following Funds that are series of Eclipse Funds and MainStay Funds Trust may not rely on this Order without first obtaining shareholder approval: MainStay Balanced Fund; MainStay Cash Reserves Fund; MainStay Floating Rate Fund; MainStay Indexed Bond Fund; MainStay Intermediate Term Bond Fund; and MainStay Short Term Bond Fund.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields") is located at 9 West 57th Street, New York, New York 10019. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned subsidiary of New York Life. As of December 31, 2010, MacKay Shields managed approximately $54.3 billion in assets.

Madison Square Investors LLC ("Madison Square Investors") is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, Madison Square Investors managed approximately $11.4 billion in assets.

Epoch Investment Partners, Inc. ("Epoch") is located at 640 Fifth Avenue, New York, New York 10019. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of December 31, 2010, Epoch managed approximately $14.3 billion in assets.

Portfolio Manager Biographies:

The following section provides biographical information about the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Claude Athaide PhD, CFA	Mr. Athaide became a portfolio manager of the MainStay Short Term Bond Fund in 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst ("CFA") charterholder in 2000.
Howard Booth, CFA	Mr. Booth became a manager of the MainStay Global High Income Fund when he joined MacKay Shields in 2008 as a Director and a Head of International Fixed Income. He previously was a Senior Portfolio Manager for Global Emerging Markets at Robeco Investment Management and a Senior Portfolio Manager at HSBC Asset Management and worked for Metropolitan Life Insurance for twelve years, where he held the positions of Senior Financial Analyst, Managing Trader and Director in its Global Finance unit. Mr. Booth is a graduate of Syracuse University with a BS in Finance and Accounting, holds an MBA from New York University, and is a CFA charterholder.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay Cash Reserves Fund in 1991, the MainStay Money Market Fund and MainStay Principal Preservation Fund in 2009. Mr. Clement is a Director and a member of the fixed-income portfolio management team at New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a CFA charterholder since 1993. Mr. Clement received a BA from Brooklyn College and an MBA from Baruch College.
Louis N. Cohen	Mr. Cohen has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Flexible Bond Opportunities Fund since 2009, the MainStay Income Builder Fund since 2010 and the MainStay Government Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund since February 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed income active core division of Pareto Partners. Mr. Cohen received his BA and MBA from New York University.
Robert H. Dial	Mr. Dial is a Managing Director in New York Life Investments' Fixed Income Investors Group and head of Public High Yield and Bank Loan strategies. In this capacity, he oversees more than $10 billion of investments managed in institutional portfolios, mutual funds, and collateralized loan obligation structures. Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since 2004. Mr. Dial joined New York Life Investments in 2001. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.
Robert DiMella, CFA	Mr. DiMella is a Senior Managing Director of MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009 and the MainStay High Yield Municipal Fund since 2010. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Mr. DiMella was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1992 to 2006. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA charterholder.
Harvey J. Fram, CFA	Mr. Fram has managed the MainStay Balanced Fund since January 2011. Mr. Fram is currently a Managing Director at Madison Square Investors and is responsible for the management of quantitative equity portfolios. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Thomas J. Girard	Mr. Girard has managed the MainStay Indexed Bond Fund since 2007, the MainStay Balanced Fund since 2008, the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund since 2009. Mr. Girard is a Managing Director, the Head of the Core Fixed Income Investors Group, and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer. He received a BS from St. John Fisher College and an MBA from Fordham University. Mr. Girard is a Certified Public Accountant.
Gary Goodenough	Mr. Goodenough became a portfolio manager of the MainStay Government Fund, MainStay Income Builder Fund and MainStay Short Term Bond Fund in 2000, the MainStay Global High Income Fund in 2003 and MainStay Intermediate Term Bond Fund in 2008. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004.
Michael Kimble	Mr. Kimble has managed the MainStay High Yield Opportunities Fund since 2007, MainStay Flexible Bond Opportunities Fund since 2009, the MainStay Income Builder Fund since 2010 and the MainStay Global High Income Fund since February 2011. He joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law.
John Loffredo, CFA	Mr. Loffredo is a Senior Managing Director of MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009 and the MainStay High Yield Municipal Bond Fund since 2010. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (from 2007 to 2009). Mr. Loffredo was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. He was employed by Merrill Lynch from 1990-2006. Mr. Loffredo graduated with a MBA and Certificate of Public Management from Boston University and cum laude from Utah State University where he was a Harry S. Truman Scholar. He is a CFA charterholder.
Michael Petty	Mr. Petty is a Director and portfolio manager for MacKay Shields. He has managed the MainStay High Yield Municipal Bond Fund since 2010 and the MainStay Tax Free Bond Fund since February 2011. He has been a portfolio manager on Wall Street since 1992, has worked in the municipal products market since 1985, and has a broad array of trading, portfolio management, and sales experience. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation, overseeing $2.1 billion in assets. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.
J. Matthew Philo, CFA	Mr. Philo became a portfolio manager of the MainStay High Yield Corporate Bond Fund in 2001. Mr. Philo is a Senior Managing Director of MacKay Shields, is the head of the High Yield Division, has been co-head of Fixed Income since 2006 and has managed institutional accounts since he joined MacKay Shields in 1996.
William Priest, CFA	Mr. Priest has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. He is a CFA charterholder, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business.
Dan Roberts	Mr. Roberts has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Flexible Bond Opportunities Fund and MainStay Income Builder Fund since 2009, the MainStay Global High Income Fund, MainStay Government Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund since February 2011. Mr. Roberts is a Senior Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.
Eric Sappenfield	Mr. Sappenfield has managed the equity portion of the MainStay Income Builder Fund since 2009. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leeds & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Donald F. Serek, CFA	Mr. Serek joined New York Life Investments in 2000 and became a portfolio manager for the MainStay Indexed Bond Fund in 2004. He is a Managing Director, Head of the Portfolio Management and Strategy Group, and a Senior Portfolio Manager. Mr. Serek is responsible for managing all multi-sector third-party fixed income portfolios including retail mutual funds and institutional separate accounts. Prior to joining the Portfolio Management and Strategy Group, Mr. Serek was responsible for overseeing all investment activity related to the public investment grade corporate sector. Mr. Serek received a BBA from Temple University and is a CFA charterholder.
Edward Silverstein, CFA	Mr. Silverstein became a portfolio manager of the MainStay Convertible Fund in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director at MacKay Shields.
Taylor Wagenseil	Mr. Wagenseil has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Flexible Bond Opportunities Fund since 2009 and the MainStay Income Builder Fund since 2010. Mr. Wagenseil became Director and Co-Head of High Yield portfolio management in 2004 after MacKay Shields acquired the fixed income active core division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the high yield market since 1979.
Michael Welhoelter, CFA	Mr. Welhoelter has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.
Jae S. Yoon, CFA	Mr. Yoon has managed the MainStay Balanced Fund since January 2011. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Investment Consulting Group. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He earned his CFA designation in 1998 and has been in the investment industry since 1991.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc., except MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust, a Delaware statutory trust (each a "Reorganization"). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

MainStay High Yield Opportunities Fund is currently a series of Eclipse Funds Inc. However, it is intended that this Fund will also merge into a corresponding shell series of MainStay Funds Trust on a later date.

MainStay Cash Reserves Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009		2008	2007	2006
Net asset value at beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00 ‡	(0.00)‡	—
Total from investment operations	0.00	‡	0.00	‡	0.03	0.05	0.04
Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Net asset value at end of year	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return	0.01%		0.36%		2.66%	4.93%	4.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.01%		0.36%		2.66%	4.82%	4.32%
Net expenses	0.24%		0.50%		0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.59%		0.65%		0.57%	0.57%	0.54%
Net assets at end of year (in 000's)	$332,539		$382,535		$347,264	$350,717	$253,013
‡	Less than one cent per share.

MainStay Flexible Bond Opportunities Fund (formerly MainStay Diversified Income Fund)
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			February 28, 2008 * through October 31,
Investor Class	2010	2009		2008
Net asset value at beginning of period	$8.47	$7.20		$8.86
Net investment income (a)	0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	0.02		0.11
Total from investment operations	1.15	1.92		(1.37)
Less dividends and distributions:
From net investment income	(0.50)	(0.62)		(0.29)
Return of capital	—	(0.03)		—
Total dividends and distributions	(0.50)	(0.65)		(0.29)
Net asset value at end of period	$9.12	$8.47		$7.20
Total investment return (b)	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.93%	5.26%		5.07	%†
Net expenses	1.41%	1.42%		1.40	%†
Expenses (before waiver/reimbursement)	1.45%	1.70%		1.51	%†
Portfolio turnover rate	80%	1.54	%(d)	81	%(d)
Net assets at end of period (in 000's)	$16,654	$12,200		$9,990
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.
	Year ended October 31,
Class A	2010	2009		2008		2007	2006
Net asset value at beginning of period	$8.42	$7.16		$9.02		$8.91	$8.81
Net investment income (a)	0.54	0.41		0.44		0.45	0.40
Net realized and unrealized gain (loss) on investments	0.67	1.49		(1.96)		0.21	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	0.02		0.12		(0.04)	(0.01)
Total from investment operations	1.16	1.92		(1.40)		0.62	0.57
Less dividends and distributions:
From net investment income	(0.52)	(0.62)		(0.46)		(0.51)	(0.47)
Return of capital	—	(0.04)		—		—	—
Total dividends and distributions	(0.52)	(0.66)		(0.46)		(0.51)	(0.47)
Net asset value at end of period	$9.06	$8.42		$7.16		$9.02	$8.91
Total investment return (b)	14.19%	28.56%		(16.27%)		7.14%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income	6.19%	5.41%		5.13%		5.01%	4.60%
Net expenses	1.18%	1.27%		1.30%		1.30%	1.30%
Expenses (before waiver/reimbursement)	1.21%	1.37%		1.34%		1.39%	1.46%
Portfolio turnover rate	80%	154	%(c)	81	%(c)	64%	87	%(c)
Net assets at end of period (in 000's)	$109,694	$60,555		$45,293		$68,637	$65,566
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

MainStay Flexible Bond Opportunities Fund (formerly MainStay Diversified Income Fund)
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009		2008		2007	2006
Net asset value at beginning of period	$8.39	$7.14		$8.99		$8.89	$8.78
Net investment income (a)	0.45	0.34		0.37		0.38	0.34
Net realized and unrealized gain (loss) on investments	0.68	1.48		(1.95)		0.20	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	0.02		0.12		(0.04)	(0.01)
Total from investment operations	1.08	1.84		(1.46)		0.54	0.51
Less dividends and distributions:
From net investment income	(0.44)	(0.56)		(0.39)		(0.44)	(0.40)
Return of capital	—	(0.03)		—		—	—
Total dividends and distributions	(0.44)	(0.59)		(0.39)		(0.44)	(0.40)
Net asset value at end of period	$9.03	$8.39		$7.14		$8.99	$8.89
Total investment return (b)	13.13%	27.35%		(16.88%)		6.23%	6.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.15%	4.54%		4.32%		4.26%	3.85%
Net expenses	2.16%	2.17%		2.11%		2.05%	2.05%
Expenses (before waiver/reimbursement)	2.20%	2.46%		2.20%		2.13%	2.21%
Portfolio turnover rate	80%	154	%(c)	81	%(c)	64%	87	%(c)
Net assets at end of period (in 000's)	$19,352	$19,176		$18,567		$28,069	$34,148
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.
	Year ended October 31,
Class C	2010	2009		2008		2007	2006
Net asset value at beginning of period	$8.39	$7.14		$8.99		$8.89	$8.78
Net investment income (a)	0.46	0.34		0.37		0.38	0.34
Net realized and unrealized gain (loss) on investments	0.67	1.48		(1.95)		0.20	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	0.02		0.12		(0.04)	(0.01)
Total from investment operations	1.08	1.84		(1.46)		0.54	0.51
Less dividends and distributions:
From net investment income	(0.44)	(0.56)		(0.39)		(0.44)	(0.40)
Return of capital	—	(0.03)		—		—	—
Total dividends and distributions	(0.44)	(0.59)		(0.39)		(0.44)	(0.40)
Net asset value at end of period	$9.03	$8.39		$7.14		$8.99	$8.89
Total investment return (b)	13.14%	27.36%		(16.88%)		6.23%	6.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.23%	4.50%		4.32%		4.26%	3.85%
Net expenses	2.16%	2.17%		2.11%		2.05%	2.05%
Expenses (before waiver/reimbursement)	2.20%	2.45%		2.20%		2.13%	2.21%
Portfolio turnover rate	80%	154	%(c)	81	%(c)	64%	87	%(c)
Net assets at end of period (in 000's)	$28,334	$12,948		$9,484		$12,081	$12,355
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

MainStay Flexible Bond Opportunities Fund (formerly MainStay Diversified Income Fund)
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009		2008		2007	2006
Net asset value at beginning of period	$8.42	$7.17		$9.02		$8.91	$8.81
Net investment income (a)	0.58	0.43		0.47		0.48	0.43
Net realized and unrealized gain (loss) on investments	0.66	1.48		(1.94)		0.21	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	0.02		0.11		(0.04)	(0.01)
Total from investment operations	1.19	1.93		(1.36)		0.65	0.60
Less dividends and distributions:
From net investment income	(0.54)	(0.64)		(0.49)		(0.54)	(0.50)
Return of capital	—	(0.04)		—		—	—
Total dividends and distributions	(0.54)	(0.68)		(0.49)		(0.54)	(0.50)
Net asset value at end of period	$9.07	$8.42		$7.17		$9.02	$8.91
Total investment return (b) ,(c)	14.59%	28.78%		(15.86%)		7.50%	7.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income	6.57%	5.75%		5.49%		5.37%	4.94%
Net expenses	0.92%	0.95%		0.96%		0.96%	0.96%
Expenses (before waiver/reimbursement)	0.95%	1.12%		1.03%		1.04%	1.12%
Portfolio turnover rate	80%	154	%(d)	81	%(d)	64%	87	%(d)
Net assets at end of period (in 000's)	$5,183	$319		$259		$262	$199
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

MainStay Floating Rate Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$8.97	$7.61	$8.94
Net investment income	0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.45	1.36	(1.33)
Total from investment operations	0.77	1.65	(1.05)
Less dividends:
From net investment income	(0.32)	(0.29)	(0.28)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$9.42	$8.97	$7.61
Total investment return (b)	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.52%	3.63%	4.43	%†
Net expenses	1.10%	1.19%	1.05	%†
Portfolio turnover rate	10%	17%	10%
Net assets at end of period (in 000's)	$23,245	$20,191	$14,586
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.97	$7.61	$9.65	$9.93	$9.99
Net investment income	0.33	0.31	0.46	0.62	0.59
Net realized and unrealized gain (loss) on investments	0.45	1.36	(2.03)	(0.28)	(0.06)
Total from investment operations	0.78	1.67	(1.57)	0.34	0.53
Less dividends:
From net investment income	(0.33)	(0.31)	(0.47)	(0.62)	(0.59)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$9.42	$8.97	$7.61	$9.65	$9.93
Total investment return (b)	8.87%	22.53%	(16.91%)	3.65%	5.34%
Ratios(to average net assets)/ Supplemental Data:
Net investment income	3.62	3.80%	5.36%	6.34%	5.95%
Net expenses	1.00%	1.01%	1.00%	1.01%	1.00%
Portfolio turnover rate	10%	17%	10%	29%	8%
Net assets at end of period (in 000's)	$429,262	$338,350	$245,193	$631,749	$692,411
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Floating Rate Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.97	$7.61	$9.65	$9.93	$9.99
Net investment income	0.25	0.23	0.39	0.55	0.51
Net realized and unrealized gain (loss) on investments	0.46	1.36	(2.03)	(0.28)	(0.06)
Total from investment operations	0.71	1.59	(1.64)	0.27	0.45
Less dividends:
From net investment income	(0.25)	(0.23)	(0.40)	(0.55)	(0.51)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$9.43	$8.97	$7.61	$9.65	$9.93
Total investment return (b)	8.06%	21.41%	(17.66%)	2.88%	4.66%
Ratios(to average net assets)/ Supplemental Data:
Net investment income	2.76%	2.95%	4.51%	5.59%	5.20%
Net expenses	1.85%	1.94%	1.79%	1.76%	1.75%
Portfolio turnover rate	10%	17%	10%	29%	8%
Net assets at end of period (in 000's)	$17,665	$20,289	$20,703	$47,141	$53,466
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.97	$7.61	$9.65	$9.93	$9.99
Net investment income	0.25	0.24	0.39	0.55	0.51
Net realized and unrealized gain (loss) on investments	0.46	1.35	(2.03)	(0.28)	(0.06)
Total from investment operations	0.71	1.59	(1.64)	0.27	0.45
Less dividends:
From net investment income	(0.25)	(0.23)	(0.40)	(0.55)	(0.51)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$9.43	$8.97	$7.61	$9.65	$9.93
Total investment return (b)	8.06%	21.41%	(17.66%)	2.88%	4.66%
Ratios(to average net assets)/ Supplemental Data:
Net investment income	2.76%	2.89%	4.52%	5.59%	5.20%
Net expenses	1.85%	1.94%	1.79%	1.76%	1.75%
Portfolio turnover rate	10%	17%	10%	29%	8%
Net assets at end of period (in 000's)	$173,005	$132,105	$104,048	$232,130	$242,469
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Floating Rate Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.97	$7.61	$9.65	$9.93	$9.99
Net investment income	0.36	0.33	0.50	0.66	0.61
Net realized and unrealized gain (loss) on investments	0.46	1.36	(2.04)	(0.28)	(0.06)
Total from investment operations	0.82	1.69	(1.54)	0.38	0.55
Less dividends:
From net investment income	(0.36)	(0.33)	(0.50)	(0.66)	(0.61)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$9.43	$8.97	$7.61	$9.65	$9.93
Total investment return (b) ,(c)	9.26%	22.84%	(16.67%)	3.89%	5.71%
Ratios(to average net assets)/ Supplemental Data:
Net investment income	3.87%	3.97%	5.33%	6.68%	6.20%
Net expenses	0.75%	0.77%	0.71%	0.67%	0.75%
Portfolio turnover rate	10%	17%	10%	29%	8%
Net assets at end of period (in 000's)	$342,167	$212,257	$103,930	$61,992	$47,743
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	Year ended October 31,		February 28, 2008* through October 31,
	2010	2009	2008
Net asset value at beginning of period	$8.75	$8.16	$8.41
Net investment income (a)	0.21	0.26	0.22
Net realized and unrealized gain (loss)on investments	0.28	0.59	(0.26)
Total from investment operations	0.49	0.85	(0.04)
Less dividends:
From net investment income	(0.21)	(0.26)	(0.21)
Net asset value at end of period	$9.03	$8.75	$8.16
Total investment return (b)	5.67%	10.67%	(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.37%	2.99%	3.89	%†
Net expenses	1.15%	1.04%	1.07	%†
Expenses (before waiver/reimbursement)	1.32%	1.34%	1.38	%†
Portfolio turnover rate (d)	132%	103%	51%
Net assets at end of period (in 000's)	$62,350	$63,591	$61,147
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 45% and 43% for the years ended October 31, 2010, 2009 and 2008, respectively.
	Year ended October 31,
Class A	2010		2009		2008		2007	2006
Net asset value at beginning of period	$8.72		$8.13		$8.21		$8.19	$8.18
Net investment income (a)	0.22		0.27		0.33		0.34	0.33
Net realized and unrealized gain (loss) on investments	0.28		0.59		(0.07)		0.03	0.01
Total from investment operations	0.50		0.86		0.26		0.37	0.34
Less dividends:
From net investment income	(0.22)		(0.27)		(0.34)		(0.35)	(0.33)
Net asset value at end of period	$9.00		$8.72		$8.13		$8.21	$8.19
Total investment return (b)	5.81%		10.71%		3.12%		4.67%	4.26%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.49%		3.11%		4.00%		4.16%	4.04%
Net expenses	1.03%		0.92%		0.97%		1.05%	1.05%
Expenses (before waiver/reimbursement)	1.20%		1.21%		1.28%		1.35%	1.34%
Portfolio turnover rate	132	%(c)	103	%(c)	51	%(c)	11%	83	%(c)
Net assets at end of period (in 000's)	$187,828		$187,771		$182,621		$227,896	$239,392
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010		2009		2008		2007	2006
Net asset value at beginning of period	$8.71		$8.13		$8.20		$8.19	$8.17
Net investment income (a)	0.14		0.19		0.26		0.28	0.26
Net realized and unrealized gain (loss) on investments	0.29		0.59		(0.06)		0.02	0.03
Total from investment operations	0.43		0.78		0.20		0.30	0.29
Less dividends:
From net investment income	(0.14)		(0.20)		(0.27)		(0.29)	(0.27)
Net asset value at end of period	$9.00		$8.71		$8.13		$8.20	$8.19
Total investment return (b)	5.02%		9.62%		2.41%		3.77%	3.60%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.62%		2.24%		3.18%		3.41%	3.29%
Net expenses	1.90%		1.79%		1.79%		1.80%	1.80%
Expenses (before waiver/reimbursement)	2.07%		2.09%		2.10%		2.10%	2.09%
Portfolio turnover rate	132	%(c)	103	%(c)	51	%(c)	11%	83	%(c)
Net assets at end of period (in 000's)	$36,859		$45,178		$51,826		$50,123	$64,246
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.
	Year ended October 31,
Class C	2010		2009		2008		2007	2006
Net asset value at beginning of period	$8.71		$8.12		$8.20		$8.18	$8.17
Net investment income (a)	0.14		0.19		0.26		0.28	0.26
Net realized and unrealized gain (loss) on investments	0.29		0.60		(0.07)		0.03	0.02
Total from investment operations	0.43		0.79		0.19		0.31	0.28
Less dividends:
From net investment income	(0.14)		(0.20)		(0.27)		(0.29)	(0.27)
Net asset value at end of period	$9.00		$8.71		$8.12		$8.20	$8.18
Total investment return (b)	5.02%		9.75%		2.28%		3.89%	3.48%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.62%		2.23%		3.16%		3.41%	3.29%
Net expenses	1.90%		1.80%		1.80%		1.80%	1.80%
Expenses (before waiver/reimbursement)	2.07%		2.09%		2.11%		2.10%	2.09%
Portfolio turnover rate	132	%(c)	103	%(c)	51	%(c)	11%	83	%(c)
Net assets at end of period (in 000's)	$33,523		$32,659		$25,967		$7,621	$5,684
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009		2008		2007	2006
Net asset value at beginning of period	$8.79		$8.19		$8.26		$8.24	$8.21
Net investment income (a)	0.24		0.30		0.35		0.40	0.35
Net realized and unrealized gain (loss) on investments	0.29		0.61		(0.04)		0.02	0.03
Total from investment operations	0.53		0.91		0.31		0.42	0.38
Less dividends:
From net investment income	(0.24)		(0.31)		(0.38)		(0.40)	(0.35)
Net asset value at end of period	$9.08		$8.79		$8.19		$8.26	$8.24
Total investment return (b) ,(c)	6.14%		11.21%		3.68%		5.31%	4.78%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.74%		3.52%		4.24%		4.84%	4.52%
Net expenses	0.78%		0.51%		0.40%		0.42%	0.57%
Expenses (before waiver/reimbursement)	0.95%		0.97%		0.99%		1.00%	0.86%
Portfolio turnover rate	132	%(d)	103	%(d)	51	%(d)	11%	83	%(d)
Net assets at end of period (in 000's)	$4,284		$1,746		$1,332		$7	$1
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$5.60	$4.63	$5.97
Net investment income	0.41 (a)	0.40 (a)	0.28	(a)
Net realized and unrealized gain (loss) on investments	0.38	1.01	(1.33)
Net realized and unrealized gain on foreign currency transactions	0.00 ‡	0.00 ‡	0.00	‡
Total from investment operations	0.79	1.41	(1.05)
Less dividends and distributions:
From net investment income	(0.41)	(0.41)	(0.28)
Return of capital	(0.01)	(0.03)	(0.01)
Total dividends and distributions	(0.42)	(0.44)	(0.29)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.97	$5.60	$4.63
Total investment return (c)	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	7.03%	8.18%	7.31	%†
Net expenses	1.08%	1.15%	1.16	%†
Expenses (before waiver/reimbursement)	1.08%	1.15%	1.16	%†
Portfolio turnover rate	41%	41%	29%
Net assets at end of period (in 000's)	$282,489	$265,507	$201,850
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.56	$4.60	$6.35	$6.33	$6.22
Net investment income	0.40 (a)	0.40 (a)	0.43 (a)	0.45 (a)	0.42	(a)
Net realized and unrealized gain (loss) on investments	0.39	1.00	(1.74)	0.01	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡
Total from investment operations	0.79	1.40	(1.31)	0.46	0.57
Less dividends and distributions:
From net investment income	(0.42)	(0.41)	(0.43)	(0.44)	(0.41)
Return of capital	(0.01)	(0.03)	(0.01)	—	(0.05)
Total dividends and distributions	(0.43)	(0.44)	(0.44)	(0.44)	(0.46)
Redemption fee (a) ,(c)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.92	$5.56	$4.60	$6.35	$6.33
Total investment return (d)	14.69%	32.74%	(22.00%)	7.41%	9.58	%(b)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	7.07%	8.19%	7.33%	6.95%	6.77%
Net expenses	1.03%	1.08%	1.07%	1.04%	1.06%
Expenses (before waiver/reimbursement)	1.03%	1.08%	1.07%	1.04%	1.07	%(e)
Portfolio turnover rate	41%	41%	29%	49%	58%
Net assets at end of period (in 000's)	$3,409,419	$3,169,962	$1,835,090	$2,887,965	$2,806,800
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.54	$4.57	$6.31	$6.30	$6.19
Net investment income	0.36 (a)	0.36 (a)	0.38 (a)	0.40 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.38	1.00	(1.73)	0.00 ‡	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡
Total from investment operations	0.74	1.36	(1.35)	0.40	0.53
Less dividends and distributions:
From net investment income	(0.37)	(0.36)	(0.38)	(0.39)	(0.37)
Return of capital	(0.01)	(0.03)	(0.01)	—	(0.05)
Total dividends and distributions	(0.38)	(0.39)	(0.39)	(0.39)	(0.42)
Redemption fee (a) ,(c)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.90	$5.54	$4.57	$6.31	$6.30
Total investment return (d)	13.81%	31.57%	(22.47%)	6.46%	8.92	%(b)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.27%	7.49%	6.53%	6.19%	6.02%
Net expenses	1.83%	1.91%	1.86%	1.79%	1.81%
Expenses (before waiver/reimbursement)	1.83%	1.91%	1.86%	1.79%	1.82	%(e)
Portfolio turnover rate	41%	41%	29%	49%	58%
Net assets at end of period (in 000's)	$375,368	$453,918	$431,398	$811,937	$1,067,018
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.54	$4.57	$6.31	$6.30	$6.19
Net investment income	0.36 (a)	0.36 (a)	0.38 (a)	0.40 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.38	1.00	(1.73)	0.00 ‡	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡
Total from investment operations	0.74	1.36	(1.35)	0.40	0.53
Less dividends and distributions:
From net investment income	(0.37)	(0.36)	(0.38)	(0.39)	(0.37)
Return of capital	(0.01)	(0.03)	(0.01)	—	(0.05)
Total dividends and distributions	(0.38)	(0.39)	(0.39)	(0.39)	(0.42)
Redemption fee (a) ,(c)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.90	$5.54	$4.57	$6.31	$6.30
Total investment return (d)	13.81%	31.57%	(22.60%)	6.63%	8.91	%(b)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.28%	7.29%	6.54%	6.20%	6.02%
Net expenses	1.83%	1.90%	1.86%	1.79%	1.81%
Expenses (before waiver/reimbursement)	1.83%	1.90%	1.86%	1.79%	1.82	%(e)
Portfolio turnover rate	41%	41%	29%	49%	58%
Net assets at end of period (in 000's)	$698,491	$651,209	$276,418	$422,348	$421,855
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.56	$4.60	$6.35	$6.34	$6.22
Net investment income	0.42 (a)	0.41 (a)	0.44 (a)	0.47 (a)	0.44	(a)
Net realized and unrealized gain (loss) on investments	0.38	1.00	(1.73)	0.00 ‡	0.16	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡
Total from investment operations	0.80	1.41	(1.29)	0.47	0.60
Less dividends and distributions:
From net investment income	(0.43)	(0.42)	(0.45)	(0.46)	(0.43)
Return of capital	(0.01)	(0.03)	(0.01)	—	(0.05)
Total dividends and distributions	(0.44)	(0.45)	(0.46)	(0.46)	(0.48)
Redemption fee (a) ,(c)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.92	$5.56	$4.60	$6.35	$6.34
Total investment return (d) ,(e)	14.98%	32.84%	(21.63%)	7.49%	10.02	%(b)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	7.34%	8.38%	7.57%	7.26%	7.03%
Net expenses	0.78%	0.83%	0.87%	0.79%	0.80%
Expenses (before waiver/reimbursement)	0.78%	0.83%	0.87%	0.79%	0.81	%(f)
Portfolio turnover rate	41%	41%	29%	49%	58%
Net assets at end of period (in 000's)	$1,736,365	$1,141,889	$508,239	$440,002	$117,032
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Classes I, R1, R2 and R3 are not subject to sales charges.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,		May 1, 2008* through October 31,
Class R2	2010	2009	2008
Net asset value at beginning of period	$5.56	$4.60	$5.99
Net investment income	0.40 (a)	0.39 (a)	0.21	(a)
Net realized and unrealized gain (loss) on investments	0.39	1.01	(1.38)
Net realized and unrealized gain on foreign currency transactions	0.00 ‡	0.00 ‡	0.00	‡
Total from investment operations	0.79	1.40	(1.17)
Less dividends and distributions:
From net investment income	(0.41)	(0.41)	(0.21)
Return of capital	(0.01)	(0.03)	(0.01)
Total dividends and distributions	(0.42)	(0.44)	(0.22)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$5.93	$5.56	$4.60
Total investment return (c) ,(d)	14.78%	32.31%	(20.13	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	6.99%	7.59%	7.48	%†
Net expenses	1.13%	1.18%	1.20	%†
Expenses (before waiver/reimbursement)	1.13%	1.18%	1.20	%†
Portfolio turnover rate	41%	41%	29%
Net assets at end of period (in 000's)	$9,120	$6,240	$41
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment return is not annualized.

MainStay High Yield Municipal Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	March 31, 2010* through October 31,
Investor Class	2010
Net asset value at beginning of period	$10.00
Net investment income	0.27
Net realized and unrealized gain on investments	0.75
Total from investment operations	1.02
Less dividends:
From net investment income	(0.27)
Net asset value at end of period	$10.75
Total investment return (a)	10.32	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.03	%†
Net expenses	1.00	%†
Expenses (before waiver/reimbursement)	1.73	%†
Portfolio turnover rate	163%
Net assets at end of period (in 000's)	$598
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
	March 31, 2010* through October 31,
Class A	2010
Net asset value at beginning of period	$10.00
Net investment income	0.27
Net realized and unrealized gain on investments	0.78
Total from investment operations	1.05
Less dividends:
From net investment income	(0.28)
Net asset value at end of period	$10.77
Total investment return (a)	10.59	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.20	%†
Net expenses	0.85	%†
Expenses (before waiver/reimbursement)	1.58	%†
Portfolio turnover rate	163%
Net assets at end of period (in 000's)	$23,062
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

MainStay High Yield Municipal Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	March 31, 2010* through October 31,
Class C	2010
Net asset value at beginning of period	$10.00
Net investment income	0.22
Net realized and unrealized gain (loss)on investments	0.77
Total from investment operations	0.99
Less dividends and distributions:
From net investment income	(0.24)
Net asset value at end of period	$10.75
Total investment return (a)	9.96	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.33	%†
Net expenses	1.75	%†
Expenses (before waiver)	2.48	%†
Portfolio turnover rate	163%
Net assets at end of period (in 000's)	$5,477
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
	March 31, 2010* through October 31,
Class I	2010
Net asset value at beginning of period	$10.00
Net investment income	0.29
Net realized and unrealized gain on investments	0.76
Total from investment operations	1.05
Less dividends:
From net investment income	(0.28)
Net asset value at end of period	$10.77
Total investment return(a) ,(b)	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.26	%†
Net expenses	0.60	%†
Expenses (before waiver/reimbursement)	1.33	%†
Portfolio turnover rate	163%
Net assets at end of period (in 000's)	$44,720
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

MainStay High Yield Opportunities Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$10.87	$8.04	$9.84
Net investment income (a)	0.83	0.89	0.34
Net realized and unrealized gain (loss) on investments	1.48	2.72	(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.20)	0.01	—
Total from investment operations	2.11	3.62	(1.42)
Less dividends and distributions:
From net investment income	(0.89)	(0.79)	(0.38)
From net realized gain on distributions	(0.08)	__	__
Total dividends and distributions	(0.97)	(0.79)	(0.38)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.01	$10.87	$8.04
Total investment return (c)	20.29%	47.24%	(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	7.24%	9.06%	5.30	%†
Net expenses (excluding short sale expenses)	1.35%	1.47%	1.38	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.19%	2.83%	4.20	%†
Short sale expenses	0.66%	1.27%	1.54	%†
Portfolio turnover rate	29%	47%	26%
Net assets at end of period (in 000's)	$4,467	$2,609	$21
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,		December 14, 2007* through October 31,
Class A	2010	2009	2008
Net asset value at beginning of period	$10.90	$8.06	$10.00
Net investment income (a)	0.82	0.93	0.52
Net realized and unrealized gain (loss) on investments	1.50	2.69	(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.20)	0.01	—
Total from investment operations	2.12	3.63	(1.53)
Less dividends and distributions:
From net investment income	(0.89)	(0.79)	(0.41)
From net realized gain on investments	(0.08)	__	__
Total dividends and distributions	(0.97)	(0.79)	(0.41)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.05	$10.90	$8.06
Total investment return (c)	20.27%	47.45%	(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	7.06%	9.36%	6.59	%†
Net expenses (excluding short sale expenses)	1.30%	1.29%	1.29	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.15%	2.66%	2.86	%†
Short sale expenses	0.66%	1.27%	1.45	%†
Portfolio turnover rate	29%	47%	26%
Net assets at end of period (in 000's)	$237,543	$28,987	$559
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

MainStay High Yield Opportunities Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,		December 14, 2007* through October 31,
Class C	2010	2009	2008
Net asset value at beginning of period	$10.88	$8.05	$10.00
Net investment income (a)	0.70	0.84	0.40
Net realized and unrealized gain (loss) on investments	1.52	2.70	(2.02)
Net realized and unrealized gain (loss) on currency transactions	(0.20)	0.01	—
Total from investment operations	2.02	3.55	(1.62)
Less dividends and distributions:
From net investment income	(0.81)	(0.72)	(0.33)
From net realized gain on investments	(0.08)	__	__
Total dividends and distributions	(0.89)	(0.72)	(0.33)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.01	$10.88	$8.05
Total investment return (c)	19.27%	46.11%	(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	6.07%	8.49%	4.79	%†
Net expenses (excluding short sale expenses)	2.09%	2.22%	2.12	%†
Expenses (including short sale expenses, before waiver/reimbursement)	2.94%	3.58%	4.80	%†
Short sale expenses	0.67%	1.27%	1.45	%†
Portfolio turnover rate	29%	47%	26%
Net assets at end of period (in 000's)	$72,327	$3,128	$20
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
	Year ended October 31,		December 14, 2007 * through October 31,
Class I	2010	2009	2008
Net asset value at beginning of period	$10.92	$8.05	$10.00
Net investment income (a)	0.86	0.88	0.49
Net realized and unrealized gain (loss) on investments	1.49	2.78	(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.20)	0.01	—
Total from investment operations	2.15	3.67	(1.53)
Less dividends and distributions:
From net investment income	(0.92)	(0.80)	(0.42)
From net realized gain on investments	(0.08)	__	__
Total dividends and distributions	(1.00)	(0.80)	(0.42)
Redemption fee (a) ,(b)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$12.07	$10.92	$8.05
Total investment return (c) ,(d)	20.54%	47.79%	(15.73	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	7.51%	9.71%	5.91	%†
Net expenses (excluding short sale expenses)	1.05%	1.04%	1.04	%†
Expenses (including short sale expenses, before waiver/reimbursement)	1.89%	2.38%	2.52	%†
Short sale expenses	0.66%	1.29%	1.45	%†
Portfolio turnover rate	29%	47%	26%
Net assets at end of period (in 000's)	$290,900	$171,449	$105,928
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

MainStay Indexed Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$11.38	$10.37	$10.97
Net investment income	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	0.45	1.02	(0.60)
Total from investment operations	0.77	1.42	(0.30)
Less dividends and distributions:
From net investment income	(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.02)	—	—
Total dividends and distributions	(0.34)	(0.41)	(0.30)
Net asset value at end of period	$11.81	$11.38	$10.37
Total investment return (a)	6.88%	13.87%	(2.76	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.81%	3.66%	4.26	%†
Net expenses	0.92%	0.92%	0.92	%†
Expenses (before waiver/reimbursement)	1.15%	1.28%	1.27	%†
Portfolio turnover rate (c)	115%	61%	66%
Net assets at end of period (in 000's)	$5,985	$4,279	$2,874
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 105%, 56% and 62% for the years ended October 31, 2010, 2009 and 2008, respectively.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.33	$10.33	$10.70	$10.69	$10.68
Net investment income	0.34	0.41	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.45	1.01	(0.36)	0.02	0.01
Total from investment operations	0.79	1.42	0.11	0.49	0.45
Less dividends and distributions:
From net investment income	(0.34)	(0.42)	(0.48)	(0.48)	(0.44)
From net realized gain on investments	(0.02)	—	—	—	—
Total dividends and distributions	(0.36)	(0.42)	(0.48)	(0.48)	(0.44)
Net asset value at end of period	$11.76	$11.33	$10.33	$10.70	$10.69
Total investment return (a)	7.04%	13.93%	0.88%	4.66%	4.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.94%	3.76%	4.35%	4.40%	4.10%
Net expenses	0.80%	0.82%	0.82%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.80%	0.88%	0.88%	0.93%	0.86%
Portfolio turnover rate (b)	115%	61%	66%	121%	105%
Net assets at end of period (in 000's)	$87,750	$77,595	$61,775	$57,604	$51,941
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 105%, 56%, 62%, 116% and 85% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

MainStay Indexed Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.34	$10.33	$10.70	$10.69	$10.69
Net investment income	0.38	0.46	0.51	0.51	0.48
Net realized and unrealized gain (loss) on investments	0.45	1.01	(0.37)	0.02	0.00 ‡
Total from investment operations	0.83	1.47	0.14	0.53	0.48
Less dividends and distributions:
From net investment income	(0.38)	(0.46)	(0.51)	(0.52)	(0.48)
From realized gain on investments	(0.02)	—	—	—	—
Total dividends and distributions	(0.40)	(0.46)	(0.51)	(0.52)	(0.48)
Net asset value at end of period	$11.77	$11.34	$10.33	$10.70	$10.69
Total investment return (a) ,(b)	7.43%	14.47%	1.25%	5.07%	4.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.31%	4.15%	4.74%	4.79%	4.49%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.55%	0.63%	0.56%	0.53%	0.47%
Portfolio turnover rate (c)	115%	61%	66%	121%	105%
Net assets at end of period (in 000's)	$523,050	$468,639	$381,086	$398,047	$328,259
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 105%, 56%, 62%, 116% and 85% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

MainStay Intermediate Term Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				February 28, 2008* through October 31,
Investor Class	2010		2009		2008
Net asset value at beginning of period	$10.37		$9.39		$9.92
Net investment income	0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		—
Total from investment operations	0.95		1.27		(0.29)
Less dividends:
From net investment income	(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.02)		__		__
Total dividends and distributions	(0.38)		(0.29)		(0.24)
Net asset value at end of period	$10.94		$10.37		$9.39
Total investment return (a)	9.33%		13.72%		(2.98	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.38%		3.03%		3.73	%†
Net expenses	1.07%		1.17%		1.20	%†
Expenses (before waiver/reimbursement)	1.17%		1.25%		1.34	%†
Portfolio turnover rate	185	%(c)	246	%(c)	114	%(c)
Net assets at end of period (in 000's)	$4,608		$2,743		$1,727
*	Commencement of operations.
†	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 79%, 130%, 92% and 64% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.
	Year ended October 31,
Class A	2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.32		$9.35		$9.73		$9.74	$9.72
Net investment income	0.36		0.34		0.43		0.43	0.39
Net realized and unrealized gain (loss) on investments	0.61		0.93		(0.41)		0.01	0.00	‡
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		—		0.00 ‡	(0.00	)‡
Total from investment operations	0.96		1.28		0.02		0.44	0.39
Less dividends:
From net investment income	(0.37)		(0.31)		(0.40)		(0.45)	(0.37)
From net realized gain on investments	(0.02)		__		__		__	__
Total dividends and distributions	(0.39)		(0.31)		(0.40)		(0.45)	(0.37)
Net asset value at end of period	$10.89		$10.32		$9.35		$9.73	$9.74
Total investment return (a)	9.48%		13.89%		0.07%		4.63%	4.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.47%		3.20%		4.02%		4.35%	3.94%
Net expenses	0.96%		1.00%		1.03%		1.10%	1.10%
Expenses (before waiver/reimbursement)	1.06%		1.08%		1.16%		1.38%	1.32%
Portfolio turnover rate	185	%(b)	246	%(b)	114	%(b)	70%	146	%(b)
Net assets at end of period (in 000's)	$35,837		$33,134		$16,211		$10,821	$9,468
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 79%, 130%, 92% and 64% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Intermediate Term Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.33		$9.36		$9.74		$9.76	$9.73
Net investment income	0.27		0.23		0.30		0.35	0.32
Net realized and unrealized gain (loss) on investments	0.61		0.95		(0.37)		0.01	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		—		0.00 ‡	(0.00	)‡
Total from investment operations	0.87		1.19		(0.07)		0.36	0.33
Less dividends:
From net investment income	(0.28)		(0.22)		(0.31)		(0.38)	(0.30)
From net realized gain on investments	(0.02)		__		__		__	__
Total dividends and distributions	(0.30)		(0.22)		(0.31)		(0.38)	(0.30)
Net asset value at end of period	$10.90		$10.33		$9.36		$9.74	$9.76
Total investment return (a)	8.55%		12.82%		(0.79%)		3.75%	3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.62%		2.29%		3.13%		3.60%	3.19%
Net expenses	1.81%		1.92%		1.91%		1.85%	1.85%
Expenses (before waiver/reimbursement)	1.91%		2.00%		2.08%		2.13%	2.07%
Portfolio turnover rate	185	%(b)	246	%(b)	114	%(b)	70%	146	%(b)
Net assets at end of period (in 000's)	$7,797		$6,065		$4,580		$2,968	$2,912
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 79%, 130%, 92% and 64% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.
	Year ended October 31,
Class C	2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.34		$9.37		$9.75		$9.76	$9.73
Net investment income	0.27		0.23		0.30		0.35	0.32
Net realized and unrealized gain (loss) on investments	0.61		0.95		(0.37)		0.02	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		—		0.00 ‡	(0.00	)‡
Total from investment operations	0.87		1.19		(0.07)		0.37	0.33
Less dividends:
From net investment income	(0.28)		(0.22)		(0.31)		(0.38)	(0.30)
From net realized gain on investments	(0.02)		__		__		__	__
Total dividends and distributions	(0.30)		(0.22)		(0.31)		(0.38)	(0.30)
Net asset value at end of period	$10.91		$10.34		$9.37		$9.75	$9.76
Total investment return (a)	8.54%		12.92%		(0.89%)		3.86%	3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.63%		2.27%		3.11%		3.60%	3.19%
Net expenses	1.81%		1.92%		1.92%		1.85%	1.85%
Expenses (before waiver/reimbursement)	1.91%		2.00%		2.08%		2.13%	2.07%
Portfolio turnover rate	185	%(b)	246	%(b)	114	%(b)	70%	146	%(b)
Net assets at end of period (in 000's)	$22,850		$16,747		$7,106		$2,689	$1,464
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 79%, 130%, 92% and 64% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Intermediate Term Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.32		$9.35		$9.73		$9.75	$9.72
Net investment income	0.41		0.34		0.43		0.46	0.41
Net realized and unrealized gain (loss) on investments	0.60		0.96		(0.38)		0.01	0.03
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		—		0.00 ‡	(0.00	)‡
Total from investment operations	1.00		1.31		0.05		0.47	0.44
Less dividends:
From net investment income	(0.41)		(0.34)		(0.43)		(0.49)	(0.41)
From net realized gain on investments	(0.02)		__		__		__	__
Total dividends and distributions	(0.43)		(0.34)		(0.43)		(0.49)	(0.41)
Net asset value at end of period	$10.89		$10.32		$9.35		$9.73	$9.75
Total investment return (a) ,(b)	9.88%		14.22%		0.39%		4.94%	4.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.84%		3.50%		4.35%		4.75%	4.34%
Net expenses	0.59%		0.66%		0.70%		0.70%	0.70%
Expenses (before waiver/reimbursement)	0.81%		0.83%		0.78%		0.74%	0.76%
Portfolio turnover rate	185	%(c)	246	%(c)	114	%(c)	70%	146	%(c)
Net assets at end of period (in 000's)	$486,383		$516,522		$133,090		$140,221	$125,525
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 79%, 130%, 92% and 64% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Money Market Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	Year ended October 31,				February 28, 2008* through October 31,
	2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00
Net investment income	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain on investments	0.00	‡	0.00	‡	0.00	‡
Total from investment operations	0.00	‡	0.00	‡	0.01
Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.01)
Net asset value at end of period	$1.00		$1.00		$1.00
Total investment return	0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.01%		0.13%		1.67	%†
Net expenses	0.25%		0.50%		0.80	%†
Expenses (before waiver)	0.94%		0.95%		0.88	%†
Net assets at end of period (in 000's)	$64,360		$67,220		$72,721
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain on investments	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.00	‡	0.00	‡	0.03	0.05	0.04
Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return	0.02%		0.16%		2.65%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.01%		0.18%		2.65%	4.59%	4.14%
Net expenses	0.25%		0.47%		0.68%	0.70%	0.70%
Expenses (before waiver)	0.72%		0.73%		0.71%	0.83%	0.93%
Net assets at end of period (in 000's)	$301,795		$279,766		$372,956	$346,960	$260,642
‡	Less than one cent per share.

MainStay Money Market Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain on investments	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.00	‡	0.00	‡	0.03	0.05	0.04
Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return	0.02%		0.12%		2.57%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.01%		0.14%		2.54%	4.59%	4.14%
Net expenses	0.25%		0.51%		0.76%	0.70%	0.70%
Expenses (before waiver)	0.94%		0.95%		0.84%	0.83%	0.93%
Net assets at end of period (in 000's)	$118,529		$144,464		$187,237	$176,753	$189,216
‡	Less than one cent per share.
	Year ended October 31,
Class C	2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain on investments	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.00	‡	0.00	‡	0.03	0.05	0.04
Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return	0.02%		0.12%		2.57%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.01%		0.15%		2.51%	4.59%	4.14%
Net expenses	0.25%		0.52%		0.76%	0.70%	0.70%
Expenses (before waiver)	0.94%		0.95%		0.83%	0.83%	0.93%
Net assets at end of period (in 000's)	$27,307		$33,194		$56,458	$36,270	$23,306
‡	Less than one cent per share.

MainStay Principal Preservation Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,				Period ended October 31,		Year Ended June 30,
Class I	2010		2009	2008 (a)	2007*		2007		2006
Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		1.00		$1.00
Net investment income	0.00	‡	0.01	0.03	0.02		0.05		0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	—	0.00 ‡	(0.00	)‡	0.00	‡	(0.00)‡
Total from investment operations	0.00	‡	0.01	0.03	0.02		0.05		0.04
Less dividends and distributions:
From net investment income	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)		(0.04)
From net realized capital gain on investments	(0.00	)‡	—	—	—		—		—
Return of capital	—		—	—	(0.00	)‡	—		—
Total dividends and distributions	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)		(0.04)
Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return	0.05%		0.93%	2.94%	1.69	%(b)	5.20	%(c)	4.01%
Ratios (to average net assets)/Supplementat Data:
Net investment income	0.01%		0.92%	2.91%	4.97	%†	5.08%		3.93%
Net expenses	0.25%		0.34%	0.30%	0.30	%†	0.30%		0.30%
Expenses (before waiver/reimbursement)	0.43%		0.49%	0.39%	0.49	%†	0.46%		0.50%
Net assets at end of period (in 000's)	$123,990		$168,382	$199,284	$198,672		$182,080		$146,766
*	The McMorgan Principal Preservation Fund changed its fiscal year end from June 30 to October 31.
†	Annualized.
‡	Less than one cent per share.
(a)

Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.

(b)	Total investment return is not annualized.
(c)	The loss resulting from a compliance violation did not have an effect on total return.

MainStay Short Term Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,				February 28, 2008* through October 31,
Investor Class	2010		2009		2008
Net asset value at beginning of period	$9.81		$9.32		$9.44
Net investment income	0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	0.13		0.49		(0.11)
Total from investment operations	0.18		0.59		0.02
Less dividends and distributions:
From net investment income	(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.12)		__		__
Total dividends and distributions	(0.18)		(0.10)		(0.14)
Net asset value at end of period	$9.81		$9.81		$9.32
Total investment return (b)	1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.63%		1.00%		2.10	%†
Net expenses	1.38%		1.11%		1.00	%†
Expenses (before waiver/reimbursement)	1.60%		1.62%		2.09	%†
Portfolio turnover rate	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000's)	$4,119		$3,180		$2,266
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.
	Year ended October 31,
Class A	2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.79		$9.29		$9.19		$9.08	$9.06
Net investment income	0.11		0.10		0.24	(a)	0.35 (a)	0.30
Net realized and unrealized gain on investments	0.11		0.51		0.11		0.12	0.02
Total from investment operations	0.22		0.61		0.35		0.47	0.32
Less dividends and distributions:
From net investment income	(0.11)		(0.11)		(0.25)		(0.36)	(0.30)
From net realized gain on investments	(0.12)		__		__		__	__
Total dividends and distributions	(0.23)		(0.11)		(0.25)		(0.36)	(0.30)
Net asset value at end of period	$9.78		$9.79		$9.29		$9.19	$9.08
Total investment return (b)	2.19%		6.65%		3.87%		5.29%	3.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.03%		1.14%		2.55%		3.85%	3.33%
Net expenses	0.93%		0.91%		0.90%		0.90%	0.90%
Expenses (before waiver/reimbursement)	1.15%		1.16%		1.32%		1.36%	1.61%
Portfolio turnover rate	68	%(c)	193	%(c)	252	%(c)	118%	95	%(c)
Net assets at end of period (in 000's)	$36,665		$54,902		$20,313		$13,740	$4,850
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131%, 237% and 93% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Short Term Bond Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.78		$9.29		$9.19		$9.08	$9.07
Net investment income	0.13		0.15		0.29	(a)	0.38 (a)	0.33
Net realized and unrealized gain on investments	0.12		0.48		0.09		0.12	0.01
Total from investment operations	0.25		0.63		0.38		0.50	0.34
Less dividends and distributions:
From net investment income	(0.13)		(0.14)		(0.28)		(0.39)	(0.33)
From net realized gain on investments	(0.12)		__		__		__	__
Total dividends and distributions	(0.25)		(0.14)		(0.28)		(0.39)	(0.33)
Net asset value at end of period	$9.78		$9.78		$9.29		$9.19	$9.08
Total investment return (b) ,(c)	2.55%		6.83%		4.17%		5.59%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.32%		1.43%		3.15%		4.15%	3.63%
Net expenses	0.68%		0.63%		0.60%		0.60%	0.60%
Expenses (before waiver/reimbursement)	0.90%		0.91%		0.91%		0.75%	0.76%
Portfolio turnover rate	68	%(d)	193	%(d)	252	%(d)	118%	95	%(d)
Net assets at end of period (in 000's)	$76,456		$79,237		$36,701		$87,535	$74,221
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131%, 237% and 93% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

MainStay Tax Free Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	Year ended October 31,		February 28, 2008* through October 31,
	2010	2009	2008
Net asset value at beginning of period	$9.08	$8.48	$9.07
Net investment income	0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	0.41	0.63	(0.60)
Total from investment operations	0.80	0.97	(0.35)
Less dividends:
From net investment income	(0.40)	(0.37)	(0.24)
Net asset value at end of period	$9.48	$9.08	$8.48
Total investment return (b)	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.24%	3.93%	3.92	%†
Net expenses	0.93%	1.02%	0.99	%†
Expenses (before waiver)	1.03%	1.25%	1.21	%†
Portfolio turnover rate	97%	94%	90%
Net assets at end of period (in 000's)	$22,220	$21,683	$21,450
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.04	$8.45	$9.48	$9.75	$9.62
Net investment income	0.40 (a)	0.35 (a)	0.36	0.38	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.42	0.62	(1.02)	(0.27)	0.13	(b)
Total from investment operations	0.82	0.97	(0.66)	0.11	0.51
Less dividends:
From net investment income	(0.42)	(0.38)	(0.37)	(0.38)	(0.38)
Net asset value at end of period	$9.44	$9.04	$8.45	$9.48	$9.75
Total investment return (c)	9.25%	11.72%	(7.17%)	1.12%	5.43	%(b)(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.36%	4.04%	3.94%	3.88%	3.93%
Net expenses	0.82%	0.90%	0.88%	0.89%	0.89%
Expenses (before recoupment/waiver/reimbursement)	0.92%	1.08%	1.04%	1.06%	1.09	%(d)
Portfolio turnover rate	97%	94%	90%	59%	55%
Net assets at end of period (in 000's)	$242,891	$162,921	$136,781	$189,210	$200,593
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Tax Free Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.04	$8.44	$9.48	$9.75	$9.62
Net investment income	0.37 (a)	0.32 (a)	0.33	0.34	0.36	(a)
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.03)	(0.26)	0.13	(b)
Total from investment operations	0.78	0.95	(0.70)	0.08	0.49
Less dividends:
From net investment income	(0.38)	(0.35)	(0.34)	(0.35)	(0.36)
Net asset value at end of period	$9.44	$9.04	$8.44	$9.48	$9.75
Total investment return (c)	8.85%	11.32%	(7.46%)	0.86%	5.16	%(b)(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.99%	3.68%	3.63%	3.63%	3.68%
Net expenses	1.18%	1.26%	1.20%	1.14%	1.14%
Expenses (before recoupment/waiver/reimbursement)	1.28%	1.50%	1.40%	1.31%	1.34	%(d)
Portfolio turnover rate	97%	94%	90%	59%	55%
Net assets at end of period (in 000's)	$13,907	$18,219	$23,935	31,921	$45,529
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.04	$8.45	$9.48	$9.75	$9.62
Net investment income	0.37 (a)	0.32 (a)	0.34	0.35	0.36	(a)
Net realized and unrealized gain (loss) on investments	0.41	0.61	(1.03)	(0.27)	0.13	(b)
Total from investment operations	0.78	0.93	(0.69)	0.08	0.49
Less dividends:
From net investment income	(0.38)	(0.34)	(0.34)	(0.35)	(0.36)
Net asset value at end of period	$9.44	$9.04	$8.45	$9.48	$9.75
Total investment return (c)	8.85%	11.31%	(7.46%)	0.86%	5.16	%(b)(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.99%	3.68%	3.64%	3.63%	3.68%
Net expenses	1.18%	1.28%	1.20%	1.14%	1.14%
Expenses (before recoupment/waiver/reimbursement)	1.28%	1.51%	1.40%	1.31%	1.34	%(d)
Portfolio turnover rate	97%	94%	90%	59%	55%
Net assets at end of period (in 000's)	$65,695	$22,544	$7,425	$6,752	$5,949
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Tax Free Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Class I	December 21, 2009* through October 31,
	2010
Net asset value at beginning of period	$9.07
Net investment income	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.35
Total from investment operations	0.73
Less dividends:
From net investment income	(0.36)
Net asset value at end of period	$9.44
Total investment return (b) ,(c)	8.25	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.64	%†
Net expenses	0.57	%†
Expenses (before waiver)	0.67	%†
Portfolio turnover rate	97%
Net assets at end of period (in 000's)	$17,394
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$11.16	$8.07	$11.27
Net investment income (a)	0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	1.33	3.00	(3.23)
Net realized and unrealized gain on foreign currency transactions	0.05	0.13	0.02
Total from investment operations	2.04	3.78	(2.79)
Less dividends:
From net investment income	(0.71)	(0.69)	(0.41)
Net asset value at end of period	$12.49	$11.16	$8.07
Total investment return (b)	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.65%	6.69%	5.79	%†
Net expenses	1.37%	1.49%	1.50	%†
Expenses (before waiver/reimbursement)	1.37%	1.57%	1.53	%†
Portfolio turnover rate	92%	133%	55%
Net assets at end of period (in 000's)	$21,834	$17,581	$12,662
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.09	$8.02	$11.81	$11.82	$11.44
Net investment income (a)	0.67	0.66	0.67	0.67	0.69
Net realized and unrealized gain (loss) on investments	1.33	2.99	(3.59)	0.24	0.59	(b)
Net realized and unrealized gain on foreign currency transactions	0.05	0.12	0.02	0.01	0.01
Total from investment operations	2.05	3.77	(2.90)	0.92	1.29
Less dividends and distributions:
From net investment income	(0.72)	(0.70)	(0.66)	(0.67)	(0.91)
From net realized gain on investments	—	—	(0.23)	(0.26)	—
Total dividends and distributions	(0.72)	(0.70)	(0.89)	(0.93)	(0.91)
Net asset value at end of period	$12.42	$11.09	$8.02	$11.81	$11.82
Total investment return (c)	19.09%	49.04%	(26.29%)	8.11%	11.75	%(b)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.77%	6.77%	6.08%	5.70%	5.97%
Net expenses	1.25%	1.32%	1.34%	1.40%	1.40%
Expenses (before recoupment/waiver/reimbursement)	1.25%	1.40%	1.37%	1.37%	1.43	%(d)
Portfolio turnover rate	92%	133%	55%	30%	33%
Net assets at end of period (in 000's)	$159,834	$119,132	$59,843	$135,321	$121,810
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.97	$7.94	$11.70	$11.72	$11.36
Net investment income (a)	0.56	0.57	0.56	0.58	0.60
Net realized and unrealized gain (loss) on investments	1.32	2.96	(3.54)	0.23	0.58	(b)
Net realized and unrealized gain on foreign currency transactions	0.05	0.12	0.02	0.01	0.01
Total from investment operations	1.93	3.65	(2.96)	0.82	1.19
Less dividends and distributions:
From net investment income	(0.62)	(0.62)	(0.57)	(0.58)	(0.83)
From net realized gain on investments	—	—	(0.23)	(0.26)	—
Total dividends and distributions	(0.62)	(0.62)	(0.80)	(0.84)	(0.83)
Net asset value at end of period	$12.28	$10.97	$7.94	$11.70	$11.72
Total investment return (c)	18.11%	47.69%	(26.92%)	7.28%	10.87	%(b)(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.90%	5.98%	5.21%	4.95%	5.22%
Net expenses	2.12%	2.24%	2.20%	2.15%	2.15%
Expenses (before recoupment/waiver/reimbursement)	2.12%	2.32%	2.19%	2.12%	2.18	%(d)
Portfolio turnover rate	92%	133%	55%	30%	33%
Net assets at end of period (in 000's)	$27,314	$25,651	$21,006	$37,913	$43,136
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.98	$7.95	$11.70	$11.72	$11.36
Net investment income (a)	0.56	0.56	0.57	0.58	0.60
Net realized and unrealized gain (loss) on investments	1.32	2.97	(3.54)	0.23	0.58	(b)
Net realized and unrealized gain on foreign currency transactions	0.05	0.12	0.02	0.01	0.01
Total from investment operations	1.93	3.65	(2.95)	0.82	1.19
Less dividends and distributions:
From net investment income	(0.62)	(0.62)	(0.57)	(0.58)	(0.83)
From net realized gain on investments	—	—	(0.23)	(0.26)	—
Total dividends and distributions	(0.62)	(0.62)	(0.80)	(0.84)	(0.83)
Net asset value at end of period	$12.29	$10.98	$7.95	$11.70	$11.72
Total investment return (c)	18.20%	47.50%	(26.83%)	7.28%	10.87	%(b)(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.89%	5.85%	5.22%	4.95%	5.22%
Net expenses	2.12%	2.23%	2.19%	2.15%	2.15%
Expenses (before recoupment/waiver/reimbursement)	2.12%	2.31%	2.20%	2.12%	2.18	%(d)
Portfolio turnover rate	92%	133%	55%	30%	33%
Net assets at end of period (in 000's)	$87,597	$57,731	$27,377	$45,786	$39,176
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			August 31, 2007* through October 31,
Class I	2010	2009	2008	2007
Net asset value at beginning of period	$11.10	$8.02	$11.81	$11.26
Net investment income (a)	0.69	0.66	0.69	0.11
Net realized and unrealized gain (loss) on investments	1.34	3.01	(3.58)	0.52
Net realized and unrealized gain on foreign currency transactions	0.05	0.13	0.02	0.04
Total from investment operations	2.08	3.80	(2.87)	0.67
Less dividends and distributions:
From net investment income	(0.75)	(0.72)	(0.69)	(0.12)
From net realized gain on investments	—	—	(0.23)	—
Total dividends and distributions	(0.75)	(0.72)	(0.92)	(0.12)
Net asset value at end of period	$12.43	$11.10	$8.02	$11.81
Total investment return (b) ,(c)	19.48%	49.31%	(26.11%)	5.95	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.89%	6.32%	6.28%	6.12	%†
Net expenses	1.00%	1.12%	1.14%	1.15	%†
Expenses (before recoupment/waiver/reimbursement)	1.00%	1.12%	1.15%	0.99	%†
Portfolio turnover rate	92%	133%	55%	30%
Net assets at end of period (in 000's)	$52,188	$3,972	$27	$57
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay Balanced Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$22.09	$19.41	$25.29
Net investment income	0.30 (a)	0.22 (a)	0.29	(a)
Net realized and unrealized gain (loss) on investments	2.86	2.71	(5.82)
Total from investment operations	3.16	2.93	(5.53)
Less dividends:
From net investment income	(0.30)	(0.25)	(0.35)
Net asset value at end of period	$24.95	$22.09	$19.41
Total investment return (b)	14.37%	15.30%	(22.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.28%	1.11%	1.81	%†
Net expenses	1.44%	1.48%	1.38	%†
Expenses (before waiver/reimbursemet)	1.44%	1.53%	1.38	%†
Portfolio turnover rate	123%	162%	69%
Net assets at end of period (in 000's)	$59,469	$54,956	$49,971
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.09	$19.41	$28.42	$27.92	$26.90
Net investment income	0.35 (a)	0.27 (a)	0.46 (a)	0.49 (a)	0.44
Net realized and unrealized gain (loss) on investments	2.84	2.70	(7.26)	1.25	2.23
Total from investment operations	3.19	2.97	(6.80)	1.74	2.67
Less dividends and distributions:
From net investment income	(0.34)	(0.29)	(0.46)	(0.51)	(0.40)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.34)	(0.29)	(2.21)	(1.24)	(1.65)
Net asset value at end of period	$24.94	$22.09	$19.41	28.42	$27.92
Total investment return (b)	14.54%	15.52%	(25.84%)	6.34%	10.35%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.47%	1.36%	1.87%	1.74%	1.63%
Net expenses	1.25%	1.27%	1.29%	1.28%	1.32%
Expenses (before waiver/reimbursement)	1.25%	1.31%	1.29%	1.28%	1.32%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$152,963	$154,728	$173,834	405,912	$420,694
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Balanced Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.02	$19.35	$28.34	$27.84	$26.84
Net investment income	0.13 (a)	0.08 (a)	0.26 (a)	0.28 (a)	0.23
Net realized and unrealized gain (loss) on investments	2.84	2.69	(7.25)	1.24	2.22
Total from investment operations	2.97	2.77	(6.99)	1.52	2.45
Less dividends and distributions:
From net investment income	(0.12)	(0.10)	(0.25)	(0.29)	(0.20)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.12)	(0.10)	(2.00)	(1.02)	(1.45)
Net asset value at end of period	$24.87	$22.02	$19.35	$28.34	$27.84
Total investment return (b)	13.50%	14.42%	(26.47%)	5.56%	9.49%
Ratios(to average net assets)/Supplemental Data:
Net investment income	0.53%	0.39%	1.06%	0.99%	0.94%
Net expenses	2.19%	2.23%	2.10%	2.03%	2.07%
Expenses (before waiver/reimbursement)	2.19%	2.28%	2.10%	2.03%	2.07%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$70,778	$74,932	$81,144	145,919	$156,284
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.01	$19.34	$28.33	$27.83	$26.83
Net investment income	0.13 (a)	0.08 (a)	0.26 (a)	0.28 (a)	0.24
Net realized and unrealized gain (loss) on investments	2.84	2.69	(7.25)	1.24	2.21
Total from investment operations	2.97	2.77	(6.99)	1.52	2.45
Less dividends and distributions:
From net investment income	(0.12)	(0.10)	(0.25)	(0.29)	(0.20)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.12)	(0.10)	(2.00)	(1.02)	(1.45)
Net asset value at end of period	$24.86	$22.01	$19.34	$28.33	$27.83
Total investment return (b)	13.51%	14.43%	(26.48%)	5.56%	9.49%
Ratios(to average net assets)/Supplemental Data:
Net investment income	0.53%	0.40%	1.06%	0.99%	0.89%
Net expenses	2.19%	2.23%	2.10%	2.03%	2.07%
Expenses (before waiver/reimbursement)	2.19%	2.28%	2.10%	2.03%	2.07%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$62,892	$66,407	$79,423	$161,163	$169,609
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Balanced Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.12	$19.44	$28.47	$27.96	$26.94
Net investment income	0.41 (a)	0.33 (a)	0.55 (a)	0.60 (a)	0.53
Net realized and unrealized gain (loss) on investments	2.86	2.71	(7.28)	1.25	2.27
Total from investment operations	3.27	3.04	(6.73)	1.85	2.80
Less dividends and distributions:
From net investment income	(0.40)	(0.36)	(0.55)	(0.61)	(0.53)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.40)	(0.36)	(2.30)	(1.34)	(1.78)
Net asset value at end of period	$24.99	$22.12	$19.44	$28.47	$27.96
Total investment return (b) ,(c)	14.90%	15.89%	(25.62%)	6.77%	10.84%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.73%	1.65%	2.22%	2.10%	2.11%
Net expenses	1.00%	0.96%	0.94%	0.91%	0.85%
Expenses (before waiver/reimbursement)	1.00%	1.06%	1.01%	0.95%	0.85%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$219,406	$208,393	$199,126	$410,355	$376,763
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
	Year ended October 31,
Class R1	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.10	$19.42	$28.44	$27.94	$26.93
Net investment income	0.39 (a)	0.30 (a)	0.53 (a)	0.57 (a)	0.53
Net realized and unrealized gain (loss) on investments	2.85	2.72	(7.28)	1.25	2.23
Total from investment operations	3.24	3.02	(6.75)	1.82	2.76
Less dividends and distributions:
From net investment income	(0.38)	(0.34)	(0.52)	(0.59)	(0.50)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.38)	(0.34)	(2.27)	(1.32)	(1.75)
Net asset value at end of period	$24.96	$22.10	$19.42	$28.44	$27.94
Total investment return (b) ,(c)	14.75%	15.80%	(25.69%)	6.64%	10.70%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.64%	1.53%	2.13%	2.02%	1.99%
Net expenses	1.10%	1.06%	1.04%	1.01%	0.95%
Expenses (before waiver/reimbursement)	1.10%	1.16%	1.11%	1.05%	0.95%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$19,660	$31,039	$25,038	$69,474	$108,739
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.

MainStay Balanced Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class R2	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.08	$19.41	$28.42	$27.91	$26.90
Net investment income	0.33 (a)	0.26 (a)	0.46 (a)	0.50 (a)	0.46
Net realized and unrealized gain (loss) on investments	2.85	2.70	(7.26)	1.25	2.23
Total from investment operations	3.18	2.96	(6.80)	1.75	2.69
Less dividends and distributions:
From net investment income	(0.32)	(0.29)	(0.46)	(0.51)	(0.43)
From net realized gain on investments	—	—	(1.75)	(0.73)	(1.25)
Total dividends and distributions	(0.32)	(0.29)	(2.21)	(1.24)	(1.68)
Net asset value at end of period	$24.94	$22.08	$19.41	$28.42	$27.91
Total investment return (b) ,(c)	14.47%	15.45%	(25.86%)	6.40%	10.44%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.38%	1.30%	1.87%	1.76%	1.75%
Net expenses	1.35%	1.31%	1.29%	1.26%	1.20%
Expenses (before waiver/reimbursement)	1.35%	1.41%	1.36%	1.30%	1.20%
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$41,429	$60,425	$54,849	$105,100	$109,637
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
	Year ended October 31,				April 28, 2006* through October 31,
Class R3	2010	2009	2008	2007	2006
Net asset value at beginning of period	$22.08	$19.41	$28.41	$27.91	$27.25
Net investment income	0.27 (a)	0.20 (a)	0.40 (a)	0.41 (a)	0.20
Net realized and unrealized gain (loss) on investments	2.84	2.71	(7.26)	1.26	0.66
Total from investment operations	3.11	2.91	(6.86)	1.67	0.86
Less dividends and distributions:
From net investment income	(0.26)	(0.24)	(0.39)	(0.44)	(0.20)
From net realized gain on investments	—	—	(1.75)	(0.73)	—
Total dividends and distributions	(0.26)	(0.24)	(2.14)	(1.17)	(0.20)
Net asset value at end of period	$24.93	$22.08	$19.41	$28.41	$27.91
Total investment return (b) ,(c)	14.16%	15.17%	(26.02%)	6.10%	3.18	%(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.12%	0.98%	1.62%	1.46%	1.36	%†
Net expenses	1.59%	1.56%	1.54%	1.52%	1.48	%†
Expenses (before waiver/reimbursement)	1.59%	1.65%	1.61%	1.56%	1.48	%†
Portfolio turnover rate	123%	162%	69%	68%	55%
Net assets at end of period (in 000's)	$168	$88	$45	$37	$10
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment return is not annualized.

MainStay Convertible Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		February 28, 2008* through October 31,
Investor Class	2010	2009	2008
Net asset value at beginning of period	$13.02	$10.16	$15.00
Net investment income (a)	0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	2.10	2.82	(4.85)
Total from investment operations	2.42	3.17	(4.69)
Less dividends:
From net investment income	(0.32)	(0.31)	(0.15)
Net asset value at end of period	$15.12	$13.02	$10.16
Total investment return (b)	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.25%	3.16%	1.69	%†
Net expenses	1.28%	1.30%	1.28	%†
Expenses (before waiver/reimbursement)	1.28%	1.43%	1.34	%†
Portfolio turnover rate	80%	68%	103%
Net assets at end of period (in 000's)	$86,301	$78,734	$61,439
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
	Year ended October 31,
Class A	2010	2009	2008	2007	2006
Net asset value at beginning of period	$13.03	$10.16	$17.18	$14.51	$13.28
Net investment income (a)	0.35	0.38	0.23	0.16	0.16
Net realized and unrealized gain (loss) on investments	2.10	2.82	(5.74)	2.74	1.23
Total from investment operations	2.45	3.20	(5.51)	2.90	1.39
Less dividends and distributions:
From net investment income	(0.35)	(0.33)	(0.23)	(0.23)	(0.16)
From net realized gain on investments	—	—	(1.28)	—	—
Total dividends and distributions	(0.35)	(0.33)	(1.51)	(0.23)	(0.16)
Net asset value at end of period	$15.13	$13.03	$10.16	$17.18	$14.51
Total investment return (b)	19.05%	32.11%	(35.00%)	20.10%	10.57%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.48%	3.34%	1.57%	1.05%	1.14%
Net expenses	1.05%	1.10%	1.13%	1.19%	1.20%
Expenses (before waiver/reimbursement)	1.05%	1.15%	1.13%	1.29%	1.39%
Portfolio turnover rate	80%	68%	103%	113%	72%
Net assets at end of period (in 000's)	$367,972	$355,311	$217,028	$379,148	$340,331
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Convertible Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009	2008	2007	2006
Net asset value at beginning of period	$13.05	$10.18	$17.21	$14.54	$13.29
Net investment income (a)	0.21	0.27	0.11	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.11	2.83	(5.75)	2.73	1.21
Total from investment operations	2.32	3.10	(5.64)	2.78	1.30
Less dividends and distributions:
From net investment income	(0.21)	(0.23)	(0.11)	(0.11)	(0.05)
From net realized and unrealized gain on investments	—	—	(1.28)	—	—
Total dividends and distributions	(0.21)	(0.23)	(1.39)	(0.11)	(0.05)
Net asset value at end of period	$15.16	$13.05	$10.18	$17.21	$14.54
Total investment return (b)	17.93%	30.83%	(35.55%)	19.25%	9.81%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.51%	2.42%	0.72%	0.31%	0.68%
Net expenses	2.03%	2.05%	1.98%	1.94%	1.95%
Expenses (before waiver/reimbursement)	2.03%	2.19%	2.01%	2.04%	2.14%
Portfolio turnover rate	80%	68%	103%	113%	72%
Net assets at end of period (in 000's)	$56,646	$59,041	$59,071	$116,937	$121,274
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
	Year ended October 31,
Class C	2010	2009	2008	2007	2006
Net asset value at beginning of period	$13.04	$10.18	$17.20	$14.53	$13.29
Net investment income (a)	0.21	0.27	0.11	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.11	2.82	(5.74)	2.73	1.22
Total from investment operations	2.32	3.09	(5.63)	2.78	1.29
Less dividends and distributions
From net investment income	(0.21)	(0.23)	(0.11)	(0.11)	(0.05)
From net realized and unrealized gain on investments	—	—	(1.28)	—	—
Total dividends and distributions	(0.21)	(0.23)	(1.39)	(0.11)	(0.05)
Net asset value at end of period	$15.15	$13.04	$10.18	$17.20	$14.53
Total investment return (b)	17.94%	30.73%	(35.51%)	19.27%	9.73%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.49%	2.39%	0.75%	0.30%	0.49%
Net expenses	2.03%	2.05%	2.00%	1.94%	1.95%
Expenses (before waiver/reimbursement)	2.03%	2.18%	2.04%	2.04%	2.14%
Portfolio turnover rate	80%	68%	103%	113%	72%
Net assets at end of period (in 000's)	$90,474	$72,563	$40,498	31,158	$24,640
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

MainStay Convertible Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,	November 28, 2008* through October 31,
Class I	2010	2009
Net asset value at beginning of period	$13.04	$9.55
Net investment income (a)	0.38	0.38
Net realized and unrealized gain on investments	2.12	3.44
Total from investment operations	2.50	3.82
Less dividends:
From net investment income	(0.39)	(0.33)
Net asset value at end of period	$15.15	$13.04
Total investment return (b) ,(c)	19.41%	40.46	%(d)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.66%	3.33	%†
Net expenses	0.80%	0.86	%†
Expenses (before waiver/reimbursement)	0.80%	0.89	%†
Portfolio turnover rate	80%	68%
Net assets at end of period (in 000's)	$206,563	$64,931
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Income Builder Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Investor Class	2010	2009		2008
Net asset value at beginning of period	$13.89	$12.58		$16.50
Net investment income(a)	0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.00	‡	0.01
Total from investment operations	2.24	1.66		(3.69)
Less dividends and distributions:
From net investment income	(0.55)	(0.35)		(0.23)
Net asset value at end of period	$15.58	$13.89		$12.58
Total investment return (b)	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.02%	2.40%		1.84	%†
Net expenses	1.50%	1.40%		1.29	%†
Expenses (before waiver/reimbursement)	1.50%	1.72%		1.50	%†
Portfolio turnover rate	76%	182	%(d)	101	%(d)
Net assets at end of period (in 000's)	$170,852	$161,824		$136,858
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.
	Year ended October 31,
Class A	2010	2009		2008		2007	2006
Net asset value at beginning of period	$13.88	$12.57		$20.10		$19.82	$18.92
Net investment income(a)	0.64	0.33		0.32		0.35	0.27
Net realized and unrealized gain (loss) on investments	1.82	1.36		(5.27)		1.88	1.67	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.00	‡	0.01		—	—
Total from investment operations	2.30	1.69		(4.94)		2.23	1.94
Less dividends and distributions:
From net investment income	(0.60)	(0.38)		(0.32)		(0.35)	(0.27)
From net realized gain on investments	—	—		(2.27)		(1.60)	(0.77)
Total dividends and distributions	(0.60)	(0.38)		(2.59)		(1.95)	(1.04)
Net asset value at end of period	$15.58	$13.88		$12.57		$20.10	$19.82
Total investment return (c)	16.80%	13.82%		(27.88%)		12.18%	10.53	%(b)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.37%	2.60%		1.93%		1.81%	1.42%
Net expenses	1.15%	1.20%		1.18%		1.19%	1.19%
Expenses (before waiver/reimbursement)	1.15%	1.23%		1.26%		1.27%	1.34	%(d)
Portfolio turnover rate	76%	182	%(e)	101	%(e)	68%	70	%(e)
Net assets at end of period (in 000's)	$239,564	$222,648		$185,491		$518,547	$502,340
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

MainStay Income Builder Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2010	2009		2008		2007	2006
Net asset value at beginning of period	$13.93	$12.61		$20.15		$19.86	$18.95
Net investment income(a)	0.48	0.21		0.18		0.21	0.11
Net realized and unrealized gain (loss) on investments	1.84	1.35		(5.28)		1.89	1.69	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.17)	0.00	‡	0.01		—	—
Total from investment operations	2.15	1.56		(5.09)		2.10	1.80
Less dividends and distributions:
From net investment income	(0.44)	(0.24)		(0.18)		(0.21)	(0.12)
From net realized gain on investments	—	—		(2.27)		(1.60)	(0.77)
Total dividends and distributions	(0.44)	(0.24)		(2.45)		(1.81)	(0.89)
Net asset value at end of period	$15.64	$13.93		$12.61		$20.15	$19.86
Total investment return (c)	15.53%	12.77%		(28.53%)		11.37%	9.74	%(b)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.25%	1.65%		1.12%		1.06%	0.55%
Net expenses	2.24%	2.14%		1.99%		1.94%	1.94%
Expenses (before waiver/reimbursement)	2.24%	2.47%		2.15%		2.02%	2.09	%(d)
Portfolio turnover rate	76%	182	%(e)	101	%(e)	68%	70	%(e)
Net assets at end of period (in 000's)	$71,239	$79,742		$76,420		$156,346	$202,149
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.
	Year ended October 31,
Class C	2010	2009		2008		2007	2006
Net asset value at beginning of period	$13.92	$12.59		$20.12		$19.84	$18.94
Net investment income(a)	0.48	0.22		0.18		0.21	0.12
Net realized and unrealized gain (loss) on investments	1.82	1.35		(5.27)		1.88	1.67	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.00	‡	0.01		—	—
Total from investment operations	2.14	1.57		(5.08)		2.09	1.79
Less dividends and distributions:
From net investment income	(0.44)	(0.24)		(0.18)		(0.21)	(0.12)
From net realized gain on investments	—	—		(2.27)		(1.60)	(0.77)
Total dividends and distributions	(0.44)	(0.24)		(2.45)		(1.81)	(0.89)
Net asset value at end of period	$15.62	$13.92		$12.59		$20.12	$19.84
Total investment return (c)	15.55%	12.69%		(28.47%)		11.33%	9.69	%(b)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.27%	1.67%		1.12%		1.06%	0.62%
Net expenses	2.24%	2.17%		1.99%		1.94%	1.94%
Expenses (before waiver/reimbursement)	2.24%	2.47%		2.15%		2.02%	2.09	%(d)
Portfolio turnover rate	76%	182	%(e)	101	%(e)	68%	70	%(e)
Net assets at end of period (in 000's)	$10,312	$9,622		$1,563		$2,980	$3,175
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

MainStay Income Builder Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2010	2009		2008		2007	2006
Net asset value at beginning of period	$13.97	$12.65		$20.25		$19.90	$18.98
Net investment income(a)	0.68	0.77		0.37		0.44	0.36
Net realized and unrealized gain (loss) on investments	1.82	0.97		(5.33)		1.93	1.69	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.00	‡	0.01		—	—
Total from investment operations	2.34	1.74		(4.95)		2.37	2.05
Less dividends and distributions:
From net investment income	(0.64)	(0.42)		(0.38)		(0.42)	(0.36)
From net realized gain on investments	—	—		(2.27)		(1.60)	(0.77)
Total dividends and distributions	(0.64)	(0.42)		(2.65)		(2.02)	(1.13)
Net asset value at end of period	$15.67	$13.97		$12.65		$20.25	$19.90
Total investment return (c) ,(d)	17.07%	14.14%		(27.60%)		12.65%	11.11	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.60%	3.74%		2.31%		2.23%	1.86%
Net expenses	0.89%	0.97%		0.79%		0.81%	0.74%
Expenses (before waiver/reimbursement)	0.89%	0.97%		0.97%		0.93%	0.89	%(e)
Portfolio turnover rate	76%	182	%(f)	101	%(f)	68%	70	%(f)
Net assets at end of period (in 000's)	$164,393	$189,333		$43		$29	$13
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.

(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.
Appendix A – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table1 , 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
15.00%	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%
25.00%	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%
28.00%	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%
33.00%	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
1

This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2

This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782) , visit our website at mainstayinvestments.com , or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov . Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
 169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com .

MS01b-02/11
IB

Prospectus for MainStay Equity Index Fund	February 28, 2011
MainStay® Funds
Class A
EQUITY FUND
MainStay Equity Index Fund	MCSEX
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	MainStay Equity Index Fund
8	More About Investment Strategies and Risks
12	Shareholder Guide
22	Know With Whom You're Investing
24	Financial Highlights

*	Closed to new investors and new shares purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only.
MainStay Equity Index Fund

Investment Objective

The Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500® Index.

The Fund is closed to new investors and new share purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you hold shares of the Fund. The Fund is closed to new investors and new share purchases.

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.27%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.85%
Waivers / Reimbursements[2]	(0.25)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements	0.60%
1

The management fee is as follows: 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion up to $3 billion; and 0.20% on assets in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in the Fund's Total Annual Fund Operating Expenses. New York Life Investments has contractually agreed to waive its management fee to 0.19% on assets up to $1 billion; 0.165% on assets from $1 billion up to $3 billion; and 0.14% on assets in excess of $3 billion. This agreement may only be amended or terminated by action of the Board of Trustees ("Board") of the Fund.

2

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund's average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Expenses after	Class A
1 Year	$359
3 Years	$539
5 Years	$733
10 Years	$1,295

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® ("S&P 500 ®") Index, and in the same proportion, to the extent feasible.

Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500® Index. The correlation between the performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value ("NAV") of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

The Fund's investments also include S&P 500® Index futures which may be used for cash management purposes.

Guarantee

The Fund comes with an unconditional one-day guarantee from NYLIFE LLC ("NYLIFE"). If, on the business day immediately after ten years from your date(s) of purchase(s) (the "Guarantee Date"), the NAV of a Fund share, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share") is less than the price you initially paid for the Guaranteed Share, NYLIFE will pay you the difference between the price you paid and the NAV of a Guaranteed Share as of the close of business on the Guarantee Date. See "The MainStay Equity Index Fund Guarantee" on page 8 of the Fund's Prospectus.

Even though the Fund is closed to new share purchases, NYLIFE continues to honor the guarantee.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives.

Management Risk: The investment strategies, practices and risk analysis used by the Fund 's Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

S&P 500® Index Risk: If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the makeup of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Standard & Poor's 500 ® Index ("S&P 500 ® Index") as its primary benchmark index. The S&P 500 ® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Class A shares were first offered on December 20, 1990. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2001-2010)

Best Quarter
2Q/09	15.90%
Worst Quarter
4Q/08	-22.10%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Class A	11.01%	1.17%	0.45%
Return After Taxes on Distributions
Class A	10.78%	0.91%	0.08%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	7.45%	0.98%	0.26%
S&P 500 ® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
Madison Square Investors LLC	Francis J. Ok, Managing Director	Since 1996

How to Sell Shares

The Fund is closed to new investors and new share purchases. You may sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 12 of the Prospectus.

More About Investment Strategies and Risks
Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

Derivative Transactions

The Fund may enter into derivative transactions or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights.

As an investment company registered with the SEC, the Fund must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivative instruments.

The MainStay Equity Index Fund Guarantee

NYLIFE, a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guarantee Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date(s) of purchase(s) of a Fund share, (the "Guarantee Date"), the NAV of that Fund share plus the value of all dividends and distributions paid with respect to that Fund share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guarantee Date. NYLIM Service Company LLC administers the Guarantee. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in this Prospectus. Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When you sell Fund shares, the Fund first redeems the shares you've held longest.

Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500 ® Index.

NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year appear in the SAI.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, New York Life Investments, NYLIFE Distributors LLC, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE. Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

For more information on the Guarantee, see the SAI.

Exchange Traded Funds ("ETFs")

To the extent that the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses in the Fund's investments in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

The Fund may invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

Information Regarding Standard & Poor's®

"Standard & Poor's ® ," "S&P ® ,""S&P 500 ® ," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund .

Investment Policies and Objectives

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund has adopted a policy to provide shareholders with at least 60 days' prior notice of any change in this non-fundamental policy. For additional information, please see the SAI.

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Unless otherwise stated, the Fund "looks through" its holdings in ETFs to the characterstics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process. See "Exchange Traded Funds" above.

Large Transaction Risks

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, the Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisor, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NAV Will Fluctuate

The value of Fund shares, also known as the NAV, generally fluctuates based on the value of the Fund's holdings.

Not Insured—You Could Lose Money

Before considering an investment in the Fund, you should understand that you could lose money.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

Shareholder Guide

The following pages are intended to provide information regarding how to sell shares of the Fund and to help you understand the costs associated with holding and selling your Fund investment. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains distributions only. NYLIFE Distributors LLC (the "Distributor") and/or the MainStay Funds reserves the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses are presented earlier in this Prospectus in the table entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses."

Information on Sales Charges

The Fund is currently closed to new investors and new share purchases.

Information on Fees

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for Class A shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fee are calculated and accrued daily and paid monthly. The 12b-1 plan typically provides for payment for distribution or service activities of up to 0.25% of the average daily net assets of the Fund. The distribution portion of the fee is intended to reimburse the Distributor for distribution services, which includes any activity or expense primarily intended to result in the sale of Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than some types of sales charges.

Compensation to Dealers

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the Fund and shareholders. Such compensation may vary depending upon the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.30% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers. The Distributor or an affiliate, from its own resources, also may reimburse financial intermediary firms in connection with their marketing activites supporting the MainStay Funds.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Fund. A portion of these fees may be paid from the Distributor's or its affiliate's own expenses.

Payments made from the Distributor's or an affiliate's own resources do not increase the value of your shares or the proceeds of any redemptions.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

Buying, Selling and Exchanging Fund Shares

The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those MainStay Funds for instructions for purchasing shares. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

Selling Shares - Individual Shareholders
	How	Details
By contacting your		financial adviser:	You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:	To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange (the "Exchange") is open.

  Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

  The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  We must have your bank account information on file.

  There is an $11 fee for wire redemptions.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to your designated bank account on file.

  Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your bank account on file the next business day, although it may take up to seven business days to do so.

  We must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from us for this transaction.

  Generally, the maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and class of shares; and

  dollar or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

General Policies

The following are our general policies regarding the sale of Fund shares. The Fund reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment within seven days after receiving your request in good order.

  When you sell Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as we take reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

  We require a written order to sell shares and a Medallion Signature Guarantee if:

    we do not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

    In the interests of all shareholders, the Fund reserves the right to:

      change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend the privileges without notice under extraordinary circumstances;

      change or discontinue the systematic withdrawal plan upon notice to shareholders; and/or close accounts with balances less than $500 invested (by redeeming all shares held and sending proceeds to the address of record).

  Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

Good order means all the necessary information, signatures and documentation have been fully completed.

Additional Information

You may receive confirmation that describes your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call us or your financial adviser immediately. If you or your financial adviser fails to notify us within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the Fund. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who are invested in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

The MainStay Funds may reopen the Fund to new investors or new share purchases at its discretion. For the period that the Fund is closed to new investors and new share purchases, if you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. In addition, you may not exchange shares from other MainStay Funds for shares of the Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, the MainStay Funds and the transfer agent, NYLIM Service Company, LLC, from fraud, Medallion Signature Guarantees are required to enable us to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Redemptions-In-Kind

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are recorded; and

  written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

Shareholder Services

Automatic Services

Selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes.

You may exchange shares of the Fund for shares of an identical class, if offered, of any series of certain open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Epoch Global Choice Fund

  MainStay Epoch Global Equity Yield Fund

  MainStay Epoch International Small Cap Fund

  MainStay Epoch U.S. All Cap Fund

  MainStay Epoch U.S. Equity Fund

  MainStay Flexible Bond Opportunities Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay High Yield Municipal Bond Fund

  MainStay High Yield Opportunities Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Builder Fund

  MainStay Indexed Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay S&P 500 Index Fund

  MainStay Short Term Bond Fund

  MainStay Tax Free Bond Fund

  MainStay U.S. Small Cap Fund

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

Because the Fund is closed to new investors and new share purchases, you may not exchange shares of another MainStay Fund for shares of the Fund.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Fund is currently closed to new investors and new share purchases. However, the Fund has adopted policies and procedures regarding excessive purchases, redemptions and exchanges, as described below.

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does not accommodate, nor have any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Fund, through NYLIM Service Company, LLC and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 30-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Fund's procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the Fund's objective of avoiding disruption due to market timing.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Fund's Share Price ("NAV") and Valuation of the Fund's Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Fund does not calculate NAV on days on which the Exchange is closed. The NAV per share for Class A shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the SAI. Generally, a complete schedule of the Fund's portfolio holdings will be made public on the Fund's website at mainstayinvestments.com no earlier than 30 days after month-end. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and the Semiannual Report and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

We reserve the right to automatically reinvest dividends of less than $10.00.

When the Fund Pays Dividends

The Funds declares and pays any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of the month after a dividend is declared.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally declare and distribute any capital gains to shareholders annually, typically in December.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum rate of 15% is scheduled to increase to 20% after 2012. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

Tax Reporting and Withholding

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long term capital gains.

The MainStay Funds may be required to withhold U.S. Federal income tax, currently at the rate of 28% (scheduled to increase 31% after 2012), of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the MainStay Funds.

Return of Capital

If the Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if the Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Tax Treatment of Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You're Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Trustees ("Board") of The MainStay Funds ("Trust") oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the operations of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Fund's Manager. In conformity with the stated policies of the Fund, New York Life Investments administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board. New York Life Investments commenced operations in April 2000 as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, New York Life Investments and its affiliates managed approximately $282.9 billion in assets.

New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. New York Life Investments serves as Manager of the Fund. The Manager has delegated portfolio management responsibilities for the Fund to Madison Square Investors and is responsible for supervising Madison Square Investors in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Fund except for the independent members of the Board, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2010, the Trust, on behalf of the Fund, paid the Manager an effective management fee for services performed at the rate of 0.27% of the average daily net assets of the Fund.

For information regarding the basis for the Board's approval of the Management and Subadvisory Agreements, please refer to the Fund's Annual Report for the fiscal year ended October 31, 2010.

The Manager is not responsible for records maintained by the Fund's Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily NAVs of the Fund, maintaining general ledger and subledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Who Manages Your Money?

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new Subadvisor.

The fees paid to the Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of the Fund. The shareholders of the Fund have approved the manager-of-managers arrangement.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Fund. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Fund. (See the SAI for a breakdown of fees).

Madison Square Investors LLC ("Madison Square Investors") is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and was previously operated as Equity Investors Group, an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, Madison Square Investors managed approximately $11.4 billion in assets.

Portfolio Manager and Biography:

The following section provides biographical information about the Fund's portfolio manager. Additional information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager and his ownership of shares of the Funds he manages is available in the SAI.

Francis J. Ok	Mr. Ok has managed the Fund since 1996. Mr. Ok, a Managing Director at Madison Square Investors, is responsible for managing and running the trading desk. Mr. Ok holds a B.S. in Economics from Northeastern University.
Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges). The information has been audited by KPMG LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

MainStay Equity Index Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year (a)	$38.45	$36.12	$57.62	$51.38	$44.90
Net investment income (a)	0.63	0.68	0.81 (b)	0.81 (b)	0.78
Net realized and unrealized gain (loss) on investments (a)	5.45	2.53	(21.56)	6.22	6.27	(c)
Total from investment operations (a)	6.08	3.21	(20.75)	7.03	7.05
Less dividends:
From net investment income (a)	(0.67)	(0.88)	(0.75)	(0.79)	(0.57)
Net asset value at end of year (a)	$43.86	$38.45	$36.12	$57.62	$51.38
Total investment return(d)	15.98%	9.48%	(36.44%)	13.83%	15.85	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.37%	1.89%	1.67%	1.51%	1.45%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses (before waiver/reimbursement)	0.85%	0.92%	0.79%	0.74%	0.79	%(e)
Portfolio turnover rate	5%	14%	4%	5%	5%
Net assets at end of year (in 000's)	$217,139	$226,699	$242,002	$458,323	$494,971
(a)	Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 13, 2010.
(b)	Per share data based on average shares outstanding during the period.
(c)

The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.

(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the SAI do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To obtain information:

More information about the Fund, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com , or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov . Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
 169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01ei-02/11
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ECLIPSE FUNDS, ECLIPSE FUNDS INC., MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2011

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STATEMENT OF ADDITIONAL INFORMATION

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	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Sweep
MAINSTAY FUNDS
MainStay Common Stock Fund	MCSSX	MSOAX	MOPBX	MGOCX	MSOIX	--	MSORX	--	--
MainStay Convertible Fund	MCINX	MCOAX	MCSVX	MCCVX	MCNVX	--	--	--	--
MainStay Flexible Bond Opportunities Fund*	MSYDX	MASAX	MASBX	MSICX	MSDIX	--	--	--	--
MainStay Global HIgh Income Fund	MGHHX	MGHAX	MGHBX	MHYCX	MGHIX	--	--	--	--
MainStay Government Fund	MGVNX	MGVAX	MCSGX	MGVCX	MGOIX	--	--	--	--
MainStay High Yield Corporate Bond Fund	MHHIX	MHCAX	MKHCX	MYHCX	MHYIX	--	MHYRX	--	--
MainStay Income Builder Fund	MTINX	MTRAX	MKTRX	MCTRX	MTOIX	--	--	--	--
MainStay International Equity Fund	MINNX	MSEAX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	--
MainStay Large Cap Growth Fund	MLINX	MLAAX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	--
MainStay MAP Fund	MSMIX	MAPAX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	--
MainStay Money Market Fund	MKTXX	MMAXX	MKMXX	MSCXX	--	--	--	--	--
MainStay Principal Preservation Fund	--	--	--	--	MCPXX	--	--	--	--
MainStay Tax Free Bond Fund	MKINX	MTBAX	MKTBX	MTFCX	MTBIX	--	--	--	--
ECLIPSE FUNDS									--
MainStay Balanced Fund	MBINX	MBNAX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	--
MainStay U.S. Small Cap Fund	MOINX	MOPAX	MOTBX	MOPCX	MOPIX	--	--	--	--
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	MYHNX	MYHAX	--	MYHYX	MYHIX	--	--	--	--
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	MYCNX	MYCTX	--	MYCCX	MYCIX	--	--	--	--
MainStay 130/30 Growth Fund	MYGNX	MYGAX	--	MYGCX	MYGIX	--	--	--	--
MainStay 130/30 International Fund	MYINX	MYITX	--	MYICX	MYIIX	--	--	--	--
MainStay Cash Reserves Fund	--	--	--	--	MRSXX	--	--	--	MSIXX
MainStay Conservative Allocation Fund	MCKNX	MCKAX	MCKBX	MCKCX	MCKIX	--	--	--	--
MainStay Epoch Global Choice Fund	EPAIX	EPAPX	--	EPAKX	EPACX	--	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSIX	EPSPX	--	EPSKX	EPSYX	--	--	--	--
MainStay Epoch International Small Cap Fund	EPIIX	EPIPX	--	EPIKX	EPIEX	--	--	--	--
MainStay Epoch U.S. All Cap Fund	MAWNX	MAAAX	MAWBX	MAWCX	MATIX	--	--	--	--
MainStay Epoch U.S. Equity Fund	EPLIX	EPLPX	--	EPLKX	EPLCX	--	--	--	--
MainStay Floating Rate Fund	MXFNX	MXFAX	MXFBX	MXFCX	MXFIX	--	--	--	--
MainStay Growth Allocation Fund	MGXNX	MGXAX	MGXBX	MGXCX	MGXIX	--	--	--	--
MainStay Growth Equity Fund	MRINX	MREAX	MREBX	MRECX	MRIEX	--	--	--	--
MainStay High Yield Municipal Bond Fund	MMHVX	MMHAX	--	MMHDX	MMHIX	--	--	--	--
MainStay High Yield Opportunities Fund**	--	--	--	--	--	--	--	--	--
MainStay ICAP Equity Fund	ICANX	ICAUX	--	ICAVX	ICAEX	ICAWX	ICAYX	ICAZX	--
MainStay ICAP Global Fund	ICGNX	ICGLX	--	ICGCX	ICGRX	--	--	--	--
MainStay ICAP International Fund	ICELX	ICEVX	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	--
MainStay ICAP Select Equity Fund	ICSOX	ICSRX	ICSQX	ICSVX	ICSLX	ICSWX	ICSYX	ICSZX	--
MainStay Indexed Bond	MIXNX	MIXAX	--	--	MIXIX	--	--	--	--
MainStay Intermediate Term Bond Fund	MTMNX	MTMAX	MTMBX	MTMCX	MTMIX	--	--	--	--
MainStay Moderate Allocation Fund	MMRDX	MMRAX	MMRBX	MMRCX	MMRIX	--	--	--	--
MainStay Moderate Growth Allocation Fund	MGDNX	MGDAX	MGDBX	MGDCX	MGDIX	--	--	--	--
MainStay Retirement 2010 Fund	MYRDX	MYRAX	--	--	MYRIX	MYRRX	MYRWX	MYREX	--
MainStay Retirement 2020 Fund	MYRYX	MYROX	--	--	MYRTX	MYRUX	MYRVX	MYRZX	--
MainStay Retirement 2030 Fund	MRTFX	MRTTX	--	--	MRTIX	MRTOX	MRTUX	MRTVX	--
MainStay Retirement 2040 Fund	MSRUX	MSRTX	--	--	MSRYX	MSREX	MSRQX	MSRZX	--
MainStay Retirement 2050 Fund	MSRVX	MSRLX	--	--	MSRMX	MSROX	MSRPX	MSRWX	--
MainStay S&P 500 Index Fund	MYSPX	MSXAX	--	--	MSPIX	--	--	--	--
MainStay Short Term Bond Fund	MYTBX	MSTAX	--	--	MSTIX	--	--	--	--
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*Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

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**The MainStay High Yield Opportunities Fund was created as a "shell" series of MainStay Funds Trust (the "High Yield Opportunities Shell Series"), into which the MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc. with the same name, is expected to reorganize at a later date (the "Reorganization"). It is expected that upon the Reorganization, the High Yield Opportunities Shell Series will succeed to the performance and accounting histories of the MainStay High Yield Opportunities Fund. Until further notice, the High Yield Opportunities Shell Series is not offered for sale.

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Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated February 28, 2011 (the "Prospectuses") for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Sweep Shares of certain separate investment series of The MainStay Funds, a Massachusetts business trust (the "MainStay Funds"), Eclipse Funds, a Massachusetts business trust (the "Eclipse Trust"), Eclipse Funds Inc. a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, as amended or supplemented from time to time. The MainStay Funds, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

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No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

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The financial highlights contained in the MainStay Equity Funds Prospectus for MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund (the "MainStay Epoch Funds") reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, series of The World Funds, Inc. (the "Epoch Funds"), respectively. Upon completion of the reorganizations of the Epoch Funds with and into the MainStay Epoch Funds, which took place on November 13, 2009 (the "Epoch Fund Reorganizations"), the Class A and Class I shares of the MainStay Epoch Funds assumed the performance, financial and other historical information of Class P shares and Institutional shares of the Epoch Funds, respectively. Any such historical information provided for a MainStay Epoch Fund in this SAI that relates to periods prior to November 13, 2009, therefore, is that of the corresponding Epoch Fund.

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Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. and Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) merged into a corresponding "shell" series of MainStay Funds Trust. These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor fund. Any such historical information provided for a Fund that was a series of ICAP Funds, Inc. or Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) that relates to periods prior to February 26, 2010, therefore, is that of the corresponding predecessor fund.

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The financial statements of each of the Funds, including the Financial Highlights for the fiscal year ended October 31, 2010, as presented in the 2010 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

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MS14-02/11
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Table of Contents

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THE MAINSTAY FUNDS

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 14 separate portfolios. Each Fund, other than Mainstay Global High Income Fund, is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"). The MainStay Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.

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MainStay Common Stock Fund
MainStay Convertible Fund
MainStay Flexible Bond Opportunities Fund[1]
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Income Builder Fund

MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Fund MainStay Money Market Fund MainStay Principal Preservation Fund MainStay Tax Free Bond Fund
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1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
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ECLIPSE TRUST

The Eclipse Trust is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated July 30, 1986, as amended. Shares of Eclipse Trust are currently offered in 2 separate portfolios:

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MainStay Balanced Fund	MainStay U.S. Small Cap Fund
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ECLIPSE FUNDS INC.

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Eclipse Funds Inc. is an open-end management investment company (or mutual fund), organized as a Maryland corporation by Articles of Incorporation dated September 21, 1990, as amended. Shares of Eclipse Funds Inc. are currently offered in 1 portfolio, MainStay High Yield Opportunities Fund.

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MAINSTAY FUNDS TRUST

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MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009. Shares of MainStay Funds Trust are currently offered in 29 separate portfolios. Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. and Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) merged into a corresponding "shell" series of MainStay Funds Trust. These Reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor fund. Any such historical information provided for a Fund that was a series of Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) or ICAP Funds, Inc. that relates to periods prior to February 26, 2010, therefore, is that of the corresponding predecessor fund.

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The Epoch Funds were series of a different registered investment company for which Epoch served as investment adviser. On October 30, 2009, the shareholders of the Epoch Funds at a special meeting approved the following:

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  Epoch U.S. Large Cap Equity Fund merging into MainStay Epoch U.S. Equity Fund;

  Epoch U.S. All Cap Equity Fund merging into MainStay Epoch Global Choice Fund;

  Epoch Global Equity Shareholder Yield Fund merging into MainStay Epoch Global Equity Yield Fund; and

  Epoch International Small Cap Fund merging into MainStay Epoch International Small Cap Fund.

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MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Cash Reserves Fund
MainStay Conservative Allocation Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay ICAP Select Equity Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund

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When formed, the MainStay ICAP Select Equity Fund and MainStay Floating Rate Fund were respectively classified as "non-diversified" funds as defined in the 1940 Act. However, due to each Fund's principal investment strategy and investment process, each has historically operated as a "diversified" fund. Therefore, these Funds will not operate as "non-diversified" funds without first obtaining shareholder approval.

GENERAL

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The Boards of Directors/Trustees of the MainStay Funds, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

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Subadvisor	Fund Name
Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds
MainStay Income Builder Fund (equity portion)

Eclipse Trust
MainStay U.S. Small Cap Fund

MainStay Funds Trust
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund

Institutional Capital LLC ("ICAP")	MainStay Funds MainStay MAP Fund (equity portion) MainStay Funds Trust MainStay ICAP Equity Fund MainStay ICAP Global Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund
MacKay Shields LLC ("MacKay Shields")

MainStay Funds
MainStay Convertible Fund
MainStay Flexible Bond Opportunities Fund*
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund (fixed-income portion)
MainStay International Equity Fund
MainStay Tax Free Bond Fund

Eclipse Funds Inc.
MainStay High Yield Opportunities Fund

MainStay Funds Trust
MainStay High Yield Municipal Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund

Madison Square Investors LLC ("Madison Square Investors")

MainStay Funds
MainStay Common Stock Fund

Eclipse Trust
MainStay Balanced Fund (equity portion)

MainStay Funds Trust
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Growth Equity Fund
MainStay S&P 500 Index Fund

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Fund (portion)
Winslow Capital Management Inc. ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund
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*	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
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Collectively, these agreements are referred to as the "Subadvisory Agreements." Epoch, ICAP, MacKay Shields, Madison Square Investors, Markston, and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." ICAP, MacKay Shields and Madison Square Investors are affiliates of New York Life Investments.

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On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of MainStay Funds and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's Board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. Pursuant to the SEC order, approximately $3.5 million has been distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, and the remainder has been paid to the SEC, for deposit in the U.S. Treasury. These amounts, totaling approximately $6.101 million, did not have any material financial impact to New York Life Investments.

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ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

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The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

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THE MAINSTAY FUNDS

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MAINSTAY FLEXIBLE BOND OPPORTUNITIES FUND

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In managing the Fund, the Subadvisor, conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

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In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

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In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders. Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

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The Fund's investment in equity securities may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. Beneficial interests in a trust are commonly issued as preferred stock but may also be issued as other types of instruments.

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In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

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To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

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Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

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The duration of the Fund's holdings will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

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The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

MAINSTAY GLOBAL HIGH INCOME FUND

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

MAINSTAY GOVERNMENT FUND

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The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

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The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. Government in accordance with the Temporary Liquidity Guarantee Program ("TLGP").

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The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

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MAINSTAY HIGH YIELD CORPORATE BOND FUND

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Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

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The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

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The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

MAINSTAY INCOME BUILDER FUND

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The Fund may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

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The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisors.

Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever a Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

MAINSTAY INTERNATIONAL EQUITY FUND

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In making investments for the Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

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The Fund may invest in depositary receipts.

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MAINSTAY MAP FUND

The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

MAINSTAY TAX FREE BOND FUND

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The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

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Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not engage in arbitrage transactions.

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The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

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The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

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The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

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ECLIPSE TRUST

MAINSTAY BALANCED FUND

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The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

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The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

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MAINSTAY FUNDS TRUST

MAINSTAY ASSET ALLOCATION FUNDS AND MAINSTAY RETIREMENT FUNDS

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The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, Eclipse Trust, Eclipse Funds Inc., The MainStay Funds, and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

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By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

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The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

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MAINSTAY EPOCH U.S. ALL CAP FUND

The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa3 or better by Moody's Investors Service Inc. ("Moody's") or BBB- or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY FLOATING RATE FUND

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In addition to the investments discussed in the Prospectus, the Fund may invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

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MAINSTAY GROWTH EQUITY FUND

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Typically, the Subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

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MAINSTAY HIGH YIELD MUNICIPAL BOND FUND

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The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

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Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold higher quality Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities.

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Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

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The Fund will not engage in arbitrage transactions.

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The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in privately negotiated loans to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

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The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

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The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

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The Fund is a new Fund, with limited operating history, which may result in additional risk. There can be no assurance that this Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

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MAINSTAY INDEXED BOND FUND

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The Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Fund's primary benchmark index. Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the Fund's benchmark index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets.

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The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY INTERMEDIATE TERM BOND FUND

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY S&P 500 INDEX FUND

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The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

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In managing the Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500® Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500® Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the S&P 500® Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500® Index, and the timing and amount of shareholder redemptions, if any.

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Special Considerations for the S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

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The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

MAINSTAY SHORT TERM BOND FUND

The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

MAINSTAY ICAP EQUITY FUND, MAINSTAY ICAP GLOBAL FUND, MAINSTAY ICAP INTERNATIONAL FUND, AND MAINSTAY ICAP SELECT EQUITY FUND

None of these Funds will invest more than 5% of their net assets in any one of the following types of investments:

  investment grade debt securities; and

  non-investment grade debt securities (commonly referred to as "junk bonds").

In addition:

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  these Funds may borrow from a bank, but only for temporary or emergency purposes;

  cash equivalents must be rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-1 or higher by Fitch or unrated securities of comparable quality as determined by ICAP;

  MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund may not enter into foreign currency forward contracts.

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SPECIAL DISCUSSION REGARDING MONEY MARKET FUNDS

The "Money Market Fund(s)" include the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund.

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Each Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since each Money Market Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio. All of the assets of each Money Market Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

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Each Money Market Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of each Money Market Fund's holdings may not exceed 60 days. The dollar-weighted average life to maturity of each Money Market Fund's holdings may not exceed 120 days.

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Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), each Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by each Money Market Fund's Board. In the event that an instrument acquired by a Money Market Fund is downgraded or otherwise ceases to be of the quality that is eligible for that Money Market Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Money Market Fund take such action as it determines is in the best interest of the Money Market Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause a Money Market Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Money Market Fund and the reasons for such actions.

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With respect to 3% of its total assets, measured at the time of investment, each Money Market Fund may also invest in money market instruments that are in the second highest ratings category for short-term debt obligations. Each Money Market Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second highest ratings category for short-term debt obligations. Each Money Market Fund will only invest in securities that are in the second highest ratings category for short-term debt obligations that have a remaining maturity of 45 days or less.

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Each Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category ("First Tier"), except that each Money Market Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

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Each Money Market Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. In addition, each Money Market Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

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Each Money Market Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on each Money Market Fund's shares. Each Money Market Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

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FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

For purposes of applying each Fund's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

FUNDAMENTAL INVESTMENT RESTRICTIONS - THE MAINSTAY FUNDS

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MainStay Common Stock Fund
MainStay Convertible Fund
MainStay Flexible Bond Opportunities Fund[1]
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Income Builder Fund

MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Fund MainStay Money Market Fund MainStay Principal Preservation Fund MainStay Tax Free Bond Fund
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1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
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The fundamental investment restrictions applicable to The MainStay Funds apply to each of the Funds, except as noted below:

Each MainStay Fund:

  except MainStay Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund and the MainStay Principal Preservation Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund and MainStay Principal Preservation Fund, Clause (iii)).

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

  invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

  invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - THE MAINSTAY FUNDS

Under these non-fundamental restrictions, each Fund of the MainStay Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

  The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in foreign currencies.

  The MainStay MAP Fund may not invest in non-government mortgage pass-through securities.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not purchase or write options on foreign currencies.

  The MainStay Common Stock Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

  The MainStay Government Fund, MainStay Money Market Fund, and MainStay Tax Free Bond Fund may not purchase or sell foreign currency futures.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund may not enter into interest rate, index or currency exchange rate swap agreements.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in convertible securities.

  The MainStay International Equity Fund, MainStay MAP Fund and MainStay Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may not invest in leveraged inverse floating rate debt instruments.

FUNDAMENTAL INVESTMENT RESTRICTIONS - ECLIPSE TRUST

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MainStay Balanced Fund	MainStay U.S. Small Cap Fund
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The following fundamental investment restrictions apply to each of the Eclipse Trust Funds listed above:

Each of Eclipse Trust's Funds may not:

  issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

  borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

  act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

  purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

  invest more than 25% of the value of its total assets in any one industry.

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

  purchase or acquire commodities or commodity contracts;

  make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

  purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

  mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

  purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

  sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

  participate on a joint, or a joint and several, basis in any securities trading account; or

  invest in companies for the purpose of exercising control.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - ECLIPSE TRUST

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Under these non-fundamental restrictions, each of MainStay Balanced Fund and MainStay U.S. Small Cap Fund may not:

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  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

  purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

  invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS - MAINSTAY FUNDS TRUST

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MainStay Cash Reserves Fund MainStay Conservative Allocation Fund MainStay Epoch U.S. All Cap Fund MainStay Floating Rate Fund MainStay Growth Allocation Fund MainStay Growth Equity Fund	MainStay Indexed Bond Fund MainStay Intermediate Term Bond Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay S&P 500 Index Fund MainStay Short Term Bond Fund
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The following fundamental investment restrictions apply to each of the Funds of the MainStay Funds Trust listed above:

The Funds may not:

  invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

  borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

  lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

  act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS - MAINSTAY FUNDS TRUST/ECLIPSE FUNDS INC. (continued)

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MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund
MainStay ICAP Global Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

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Each Fund of the MainStay Funds Trust or Eclipse Funds Inc. listed above:

  shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

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The following fundamental investment restrictions are applicable to the MainStay High Yield Municipal Bond Fund only. The MainStay High Yield Municipal Bond Fund must:

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  invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - MAINSTAY FUNDS TRUST/ECLIPSE FUNDS INC.

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MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Cash Reserves Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund
MainStay Floating Rate Fund
MainStay Growth Equity Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund

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Under these non-fundamental restrictions, each of the above listed Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

  The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

  The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Intermediate Term Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P and below Baa3 by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

  The MainStay Indexed Bond Fund and the MainStay S&P 500 Index Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

  Each of the Funds, except MainStay Growth Equity Fund, limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS - MAINSTAY FUNDS TRUST (continued)

MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund
MainStay ICAP International Fund

The above listed Funds may not, with respect to 75% of each Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each of the above listed Funds may not:

  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Fund's total assets.

  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

  Issue senior securities, except as permitted under the 1940 Act.

  Purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

For the purposes of the fundamental investment restriction set out in Item 7 above, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

In addition, the investment objective of each of the above-listed Funds is a fundamental investment policy.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - MAINSTAY FUNDS TRUST

MainStay ICAP Equity Fund	MainStay ICAP International Fund
MainStay ICAP Global Fund	MainStay ICAP Select Equity Fund

Under these non-fundamental investment restrictions, each of the above listed Funds, except as otherwise noted, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

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Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. Except for the MainStay Tax Free Bond Fund and MainStay High Yield Municipal Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The 80% investment policies for the MainStay Tax Free Bond Fund and MainStay High Yield Municipal Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information. The affected Funds and their corresponding 80% policies are as set forth in the table below:

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FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Flexible Bond Opportunities Fund	To invest, under normal conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
ECLIPSE TRUST
MainStay U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund

To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by the Fund's Subadvisor, to be of comparable quality.

MAINSTAY FUNDS TRUST
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch International Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, as defined in the Prospectus of the Fund.
MainStay Epoch U.S. Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of United States companies.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay Growth Equity Fund	To invest, under normal circumstances, at least 80% of its assets equity securities.
MainStay ICAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay ICAP Select Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay Intermediate Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
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INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

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Unless otherwise indicated above, the Funds, may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or the Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

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None of the Funds alone constitutes a complete investment program.

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The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the Money Market Funds; which seek to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

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Special Note Regarding Recent Market Events

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From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

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In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

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Liquidation of Funds

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The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

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ARBITRAGE

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A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

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BANK OBLIGATIONS

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A Fund, including the MainStay Funds of Funds, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or Savings and Loan Institutions ("S&Ls").

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CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Fund's restriction on investments in illiquid securities.

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As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of Thrift Supervision. However, effective as of July 2011, the supervision and examination responsibility for U.S. S&Ls will be transferred to the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

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Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

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Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

BORROWING

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

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The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against the box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

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BRADY BONDS

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

CASH EQUIVALENTS

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To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. Government Securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

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COMMERCIAL PAPER

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A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, such as Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

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In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets (3% of total assets for a Money Market Fund) in commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Special Discussion Regarding Money Market Funds" for more information.

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Commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See "Cash Equivalents" for more information.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or the Subadvisor believe that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

CREDIT AND LIQUIDITY ENHANCEMENTS

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

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Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

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Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or the Subadvisor, where applicable, deem it in the best interest of the Fund's shareholders.

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The ratings of fixed-income securities by an NRSRO, such as Moody's and S&P, are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or the Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

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DEPOSITARY RECEIPTS AND REGISTERED DEPOSITARY CERTIFICATES

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A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"), or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

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ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

DERIVATIVE INSTRUMENTS -- GENERAL DISCUSSION

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The Funds may use derivative instruments consistent with their respective investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures and swaps elsewhere in this SAI for more information.

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Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

  Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

  Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

  Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

  Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

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EFFECTIVE MATURITY

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Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

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EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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EUROCURRENCY INSTRUMENTS

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A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

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EXCHANGE TRADED FUNDS

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A Fund, including the MainStay Funds of Funds, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund. (See also "Investment Companies.")

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A Fund may invest its net assets in ETFs that invest in securities similar to those in which a Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

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A Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the relevant Prospectus and this SAI.

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Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS — OBLIGATIONS WITH PUTS ATTACHED

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

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Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

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The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Funds, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

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Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

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FOREIGN CURRENCY TRANSACTIONS (FORWARD CONTRACTS)

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A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

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Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

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To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

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Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

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Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

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A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

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A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

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At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

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When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

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In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

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With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

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The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

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Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

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A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

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A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

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A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Funds are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

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Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

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To the extent permitted by its investment objectives and policies, each Fund's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries. Certain Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

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Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

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A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on Currency Futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

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In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

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A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

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The MainStay Group of Funds has filed notices of eligibility under Regulation 4.5 of the CFTC such that none of the Funds shall be: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

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For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

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Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

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Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

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A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

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By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

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Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

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A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

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A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

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When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

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Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

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While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

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When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

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When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

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When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

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The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

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Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as a Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

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Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

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In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

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In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

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HIGH YIELD SECURITIES

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Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Manager or relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

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The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

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Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

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If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

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Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

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In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

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HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

ILLIQUID SECURITIES

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A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for a Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

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Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

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INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INITIAL PUBLIC OFFERINGS ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

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The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Manager or relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

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The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

INVESTMENT COMPANIES

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A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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LENDING OF PORTFOLIO SECURITIES

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A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

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As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

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While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

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Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

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Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

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Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

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Each Fund records an investment when the borrower draws down the money and records interest as earned.

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MASTER LIMITED PARTNERSHIPS ("MLPs")

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Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

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MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

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The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

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Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

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Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

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Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

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Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

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CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

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CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

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Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

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Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM)
("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

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Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

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Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

  Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

  Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

  Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

  Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

  Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

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High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

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There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

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OPTIONS

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A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

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If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

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In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

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A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

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Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

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A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

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During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

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A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

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A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

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Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

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The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

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If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

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In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

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Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

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Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

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Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

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A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

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The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

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A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

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The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

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A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

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Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

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A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

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A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

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REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Cash Equivalents" for more information.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the 1933 Act ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

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A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

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Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES

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In accordance with the restrictions set forth in the applicable Prospectus and this SAI, the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay Flexible Bond Opportunities Fund and MainStay High Yield Opportunities Fund may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each of the remaining Funds may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

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In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

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MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

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In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

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In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for: (i) MainStay Balanced Fund; (ii) MainStay U.S. Small Cap Fund; (iii) those Funds that were previously series of Eclipse Funds Inc., including MainStay High Yield Opportunities Fund (except MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund which are limited to 10%); (iv) MainStay Flexible Bond Opportunities Fund; and (v) MainStay Global High Income Fund). Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

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Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

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Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

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Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker/dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

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Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

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Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

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Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

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When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

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In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

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In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Global High Income Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

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Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

TO-BE-ANNOUNCED ("TBA") PURCHASE COMMITMENTS

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TBA or "to-be-announced" purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

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Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

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TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

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U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

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VARIABLE RATE DEMAND NOTES ("VRDNs")

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The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

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The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund each would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

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Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

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If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay High Yield Municipal Bond Fund and/or MainStay Tax Free Bond Fund, as the case may be, might be unable to dispose of the note and a loss would be incurred to the extent of the default.

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WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

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Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

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When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

MANAGEMENT

The Board Members oversee the MainStay Group of Funds, the Manager, the Subadvisors and elect the officers of the Funds who are responsible for the day to day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc: Trustee since 2008; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2009.

Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC (since 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC, Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)

			66	Director, MainStay VP Series Fund, Inc. since 2008 (20 portfolios)
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*

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Eclipse Trust: Chairman since 2005, and Trustee since 2000; Eclipse Funds Inc.: Chairman since 2005, and Director since 1990; MainStay Funds: Chairman and Trustee since 2007; MainStay Funds Trust: Chairman and Trustee since 2009.	President, Strategic Management Advisors LLC (since 1990)	66	MainStay VP Series Fund, Inc.: Chairman and Director since 2007 (20 portfolios); and Legg Mason Partners Funds, Inc.: Trustee since 1991 (60 portfolios).
Alan R. Latshaw 3/27/51	Indefinite; Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66

MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios);
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan 12/5/41	Indefinite; Eclipse Trust: Trustee since 2002; Eclipse Funds Inc.: Director since 2002; MainStay Funds : Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).
Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	MainStay VP Series Fund, Inc.: Director since 2006 (20 portfolios).
Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2009.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).
Roman L. Weil 5/22/40	Indefinite; Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm)	66	MainStay VP Series Fund, Inc.: Director since 1994 (20 portfolios).
John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66

MainStay VP Series Fund, Inc.: Director since 1997 (20 portfolios);
Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (32 portfolios); and
Direxion Shares ETF Trust: Trustee since 2008 (36 portfolios).

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In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Board Member of the Funds in light of the Funds' business and structure. The disclosure below regarding the Board Members is not intended to state or imply that any Board Member has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Board Member, either as compared to the other Board Members of the Funds or to board members of other mutual funds generally.

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Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, has served as Chairman of at least one registrant since 2005, and previously served as the Chairman of the Audit Committee of Eclipse Funds and Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors of the Investment Company Institute, the national association of U.S. investment companies ("ICI"), and the Co-Chair of the Education and Communication Committee of the Independent Directors Council ("IDC"). She served as the Chair of the IDC Task Force on Derivatives in 2008.

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Mr. Kim. Mr. Kim has been a Board Member since 2008. As President and Chief Executive Officer of the Manager, Mr. Kim is ultimately responsible for the management of the Funds' day-to-day operations. In addition to his role with the Manager, Mr. Kim also serves as an Executive Vice President of New York Life Insurance Company ("New York Life") and is a member of New York Life's Executive Management Committee. Mr. Kim has more than 15 years' experience in the investment management field, including experience managing investments in essentially every type of security in which the Funds may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority ("FINRA"). Immediately prior to joining the Manager, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

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Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert ("ACFE") of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw is a member of the Investment Companies Committee ("ICC") of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board ("FASB") in 2009.

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Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the ACFE of Eclipse Funds and Eclipse Funds Inc. for approximately four years. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years' experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

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Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute's portfolio of investments.

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Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

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Mr. Weil. Mr. Weil has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and a Visiting Professor at Princeton University Department of Economics. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC's Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB's Accounting Standards Advisory Council. He co-founded and co-directs the Directors' Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil serves on the Education Committee of the IDC and also has served on its Governance Committee.

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Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Series Fund, Inc. for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of fixed income securities, including many of the types of securities in which the Funds may invest.

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Board Structure and Leadership

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The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Board Members, seven of whom are considered not to be "interested persons" of the Funds ("Independent Board Members") in accordance with rules adopted by the SEC.

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The Board has elected an Independent Board Member to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Board Members, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

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As discussed further below, the Board has established various Committees through which the Board Members focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, Fund fees and expenses and financial reporting. The Board Members routinely review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

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The Board Members believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Board Members in their oversight of all aspects of the Funds' operations and their independent review of proposals made by the Manager.

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Risk Oversight

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While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Board Members and consults with such counsel both during and between meetings of the Board and the Committees.

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The Board also meets regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and its Committees also regularly review and approve, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

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The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board meets periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO") and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. The Risk Management Committee is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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OFFICERS (WHO ARE NOT BOARD MEMBERS)*
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds and MainStay Funds Trust (since 2009)

Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer (since 2010), Eclipse Trust, Eclipse Funds Inc., MainStay Funds and MainStay Funds Trust

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer (since 2010), MainStay VP Series Fund, Inc.; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Series Fund, Inc. (since 2005)

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*

The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

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BOARD MEMBERS

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

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Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Committee held 6 meetings during the fiscal year ended October 31, 2010.

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Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 5 meetings during the fiscal year ended October 31, 2010.

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Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, John Y. Kim, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended October 31, 2010.

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Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held 4 meetings during the fiscal year ended October 31, 2010.

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The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

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Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Christopher C. Andersen, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae S. Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 4 meetings during the fiscal year ended October 31, 2010.

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Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Christopher C. Andersen, Jack R. Benintende, William Cheng, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Thomas J. Girard and Jae S. Yoon. The Valuation Subcommittee held 66 meetings during the fiscal year ended October 31, 2010.

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As of December 31, 2010, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

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INTERESTED BOARD MEMBER
INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	MainStay High Yield Opportunities Fund - Over $100,000 MainStay ICAP International Fund - Over $100,000 MainStay ICAP Select Equity Fund - Over $100,000	Over $100,000
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1

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC.

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INDEPENDENT BOARD MEMBERS
INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley

MainStay High Yield Opportunities Fund - $50,001 - $100,000
MainStay Moderate Allocation Fund - Over $100,000
MainStay Retirement 2020 Fund - Over $100,000
MainStay ICAP International Fund - $1 - $10,000
MainStay Floating Rate Fund - $50,001 - $100,000
MainStay Epoch Global Choice Fund - $10,001 - $50,000

Over $100,000
Alan R. Latshaw	MainStay Large Cap Growth Fund - $10,001 - $50,000 MainStay High Yield Corporate Bond Fund - $10,001 - $50,000	$10,001 - $50,000
Peter Meenan

MainStay Epoch Global Equity Yield Fund - Over $100,000
MainStay ICAP Select Equity Fund - Over $100,000
MainStay ICAP International Fund - $10,001 - $50,000
MainStay Large Cap Growth Fund - $50,001 - $100,000

Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund - Over $100,000	Over $100,000
Richard S. Trutanic	None	None
Roman L. Weil	MainStay MAP Fund - $1 - $10,000 MainStay VP S&P 500 Index Fund - $1 - $10,000	$10,001 - $50,000
John A. Weisser	MainStay High Yield Corporate Bond Fund - Over $100,000 MainStay Floating Rate Fund - Over $100,000	Over $100,000
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As of December 31, 2010, each Board Member who is not an "interested person" of the MainStay Group of Funds, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

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COMPENSATION

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The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended October 31, 2010, from the Fund Complex (the MainStay Group of Funds and MainStay VP Series Fund, Inc., an affiliated registrant not discussed in this SAI). Effective January 1, 2010, the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $110,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $40,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2010. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

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BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM ECLIPSE TRUST	AGGREGATE COMPENSATION FROM ECLIPSE FUNDS INC.	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS
Susan B. Kerley	$91,058	$5,660	$1,707	$65,666	NONE	$225,000
Alan R. Latshaw	82,835	5,161	1,552	59,877	NONE	205,000
Peter Meenan	83,026	5,150	1,582	59,793	NONE	205,000
Richard H. Nolan, Jr.	83,026	5,150	1,582	59,793	NONE	205,000
Richard S. Trutanic	74,921	4,652	1,428	53,939	NONE	185,000
Roman L. Weil	74,921	4,652	1,428	53,939	NONE	185,000
John A. Weisser	82,944	5,180	1,529	59,816	NONE	205,000
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*

These amounts reflect compensation received from former series of ICAP Funds, Inc. and Eclipse Funds Inc. that merged into corresponding "shell" sheries of MainStay Funds Trust on February 26, 2010. These amounts are not reflected under the Eclipse Funds Inc. column of the table.

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As of January 31, 2011, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

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CODES OF ETHICS

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

MANAGEMENT AGREEMENTS

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Pursuant to the respective Amended and Restated Management Agreements with the MainStay Funds and Eclipse Trust, dated as of August 1, 2008 and the Management Agreement with MainStay Funds Trust, dated November 10, 2009 (the "Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is a wholly-owned subsidiary of New York Life. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

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The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

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In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

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  the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

  the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

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With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excludes taxes, interest, litigation costs, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which a Fund invests) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' Prospectuses, from time to time. These expense limitations may be modified or terminated only with the approval of the Board. These written expense limitation agreements expire on February 28, 2012.

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Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

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Conditions to exemptive relief include: (i) the MainStay Group of Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Group of Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets.


For more information regarding the Order, including which Funds cannot use the Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You're Investing."


EXPENSES BORNE BY MAINSTAY GROUP OF FUNDS


Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this Statement of Additional Information, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to separate legal services ageement) and compliance department) and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

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In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

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With respect to certain series of the MainStay Funds only, prior to August 1, 2008, these Funds paid the Manager a monthly fee for certain accounting and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Effective August 1, 2008, the services and fees in the Accounting Agreement were incorporated into the Management Agreement.

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Pursuant to the Accounting Agreement, each Fund bore an allocable portion of the cost of providing these services to the MainStay Funds. For the fiscal period ended July 31, 2008, the amount of accounting fees paid to the Manager by each Fund was as follows:

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FUND NAME	11/1/07 to 7/31/08
MainStay Common Stock Fund	$54,003
MainStay Convertible Fund	59,433
MainStay Flexible Bond Opportunities Fund[1]	28,143
MainStay Global High Income Fund	35,197
MainStay Government Fund	42,847
MainStay High Yield Corporate Bond Fund	337,588
MainStay Income Builder Fund[2]	64,175
MainStay International Equity Fund	78,797
MainStay Large Cap Growth Fund	129,867
MainStay MAP Fund	142,461
MainStay Money Market Fund	67,562
MainStay Principal Preservation Fund	34,843
MainStay Tax Free Bond Fund	36,248
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
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SUBADVISORY AGREEMENTS

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the charts below.

New York Life Investments has entered into written expense limitation agreements with respect to certain of these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets of the Fund (see the Prospectus). To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

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FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Common Stock Fund	0.275%[1]
MainStay Convertible Fund	0.300%[2]
MainStay Flexible Bond Opportunities Fund[3]	0.300%
MainStay Global High Income Fund	0.350%
MainStay Government Fund	0.300%[4]
MainStay High Yield Corporate Bond Fund	0.300%[5]
MainStay Income Builder Fund	0.320%[6]
MainStay International Equity Fund	0.600%
MainStay Large Cap Growth Fund	0.400%[7]
MainStay MAP Fund	0.450%[8]
MainStay Tax Free Bond Fund	0.250%[9]
ECLIPSE TRUST
MainStay Balanced Fund	0.350%[10]
MainStay U.S. Small Cap Fund	0.425%[11]
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	0.400%
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	0.500%
MainStay 130/30 Growth Fund	0.500%
MainStay 130/30 International Fund	0.550%
MainStay Epoch Global Choice Fund	0.500%
MainStay Epoch Global Equity Yield Fund	0.350%
MainStay Epoch International Small Cap Fund	0.550%
MainStay Epoch U.S. All Cap Fund	0.425%[12]
MainStay Epoch U.S. Equity Fund	0.400%
MainStay Growth Equity Fund	0.350%[13]
MainStay High Yield Municipal Bond Fund	0.275%
MainStay ICAP Equity Fund	0.400%
MainStay ICAP Global Fund	0.400%
MainStay ICAP International Fund	0.400%
MainStay ICAP Select Equity Fund	0.400%[14]
MainStay Intermediate Term Bond Fund	0.200%
MainStay S&P 500 Index Fund	0.125%[15]
MainStay Short Term Bond Fund	0.150%
1	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.
2	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.
3	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
4	0.300% on assets up to $1 billion; 0.275% on assets in excess of $1 billion.
5	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $5 billion; 0.2625% on assets from $5 billion to $7 billion; and 0.250% on assets in excess of $7 billion.
6

For MacKay Shields: 0.32% on allocated assets up to $500 million; and 0.30% on allocated assets in excess of $500 million. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; and 0.575% on assets in excess of $1 billion.

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7

On the average daily net asset value of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, 0.400% on such assets up to $100 million; 0.350% on such assets from $100 million up to $350 million; 0.300% on such assets from $350 million up to $600 million; 0.250% on such assets from $600 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

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8	0.450% on allocated assets up to $250 million; 0.400% on allocated assets from $250 million to $500 million; and 0.350% on allocated assets in excess of $500 million.
9	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets in excess of $1 billion.
10	0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets in excess of $2 billion.
11	0.425% on assets up to $1 billion; and 0.400% on assets in excess of $1 billion.
12	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets in excess of $1 billion.
13	0.350% on assets up to $500 million; and 0.3375% on assets in excess of $500 million.
14	0.400% on assets up to $5 billion; and 0.3875% on assets in excess of $5 billion.
15	0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

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In consideration for Epoch's services to the MainStay Epoch Funds described herein, New York Life Investments also pays Epoch an additional quarterly service fee over the three-year period following the closing of the Epoch Fund Reorganizations, which occurred in November 2009, that, among other factors, is based upon a percentage of the total assets that were acquired as a result of the Epoch Fund Reorganizations. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the Epoch Fund Reorganizations. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other Mainstay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.


MANAGEMENT AND SUBADVISORY FEES

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For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

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	YEAR ENDED 10/31/10
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,620,792	$0	$782,929	$0
MainStay Convertible Fund	4,368,785	0	2,133,663	0
MainStay Flexible Bond Opportunities Fund[2]	859,164	51,293	383,770	25,647
MainStay Global High Income Fund	1,980,771	0	963,288	0
MainStay Government Fund	2,004,911	548,437	698,677	274,217
MainStay High Yield Corporate Bond Fund	34,136,769	0	16,749,367	0
MainStay Income Builder Fund[3]	4,267,082	0	2,119,649	0
MainStay International Equity Fund	5,471,612	0	3,624,649	0
MainStay Large Cap Growth Fund	32,177,080	2,524,026	10,237,936	0
MainStay MAP Fund[4]	10,734,105	0	5,781,704	0
MainStay Money Market Fund	2,444,161	3,009,712	0	0
MainStay Principal Preservation Fund	373,019	252,466	0	0
MainStay Tax Free Bond Fund	1,493,488	287,611	575,213	14,803

ECLIPSE TRUST
MainStay Balanced Fund	4,520,653	0	1,357,259	0
MainStay U.S. Small Cap Fund[5]	3,211,839	321,397	1,606,008	0

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[6]	2,498,175	564,188	966,962	282,094

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	2,791,125	0	1,395,612	0
MainStay 130/30 Growth Fund	273,878	84,913	94,504	42,457
MainStay 130/30 International Fund	1,275,377	137,464	568,982	68,732
MainStay Cash Reserves Fund	3,251,628	4,528,817	0	0
MainStay Conservative Allocation Fund[7]	0	103,959	96,975	0
MainStay Epoch Global Choice Fund[8]	450,794	152,261	259,837	0
MainStay Epoch Global Equity Yield Fund[8]	2,265,914	460,780	1,324,509	0
MainStay Epoch International Small Cap Fund[8]	1,583,421	22,158	916,812	0
MainStay Epoch U.S. Equity Fund[8]	1,245,496	47,839	702,549	0
MainStay Epoch U.S. All Cap Fund[9]	3,373,024	0	1,686,571	0
MainStay Floating Rate Fund	5,154,475	0	0	0
MainStay Growth Allocation Fund[7]	0	283,235	95,690	0
MainStay Growth Equity Fund	3,676,836	0	1,837,712	0
MainStay High Yield Municipal Bond Fund[10]	118,847	157,561	(19,349)	78,780
MainStay ICAP Equity Fund	6,603,164	262,844	3,301,826	0
MainStay ICAP Global Fund	333,963	154,597	166,991	0
MainStay ICAP International Fund	6,121,889	930,695	3,059,389	0
MainStay ICAP Select Equity Fund	20,689,629	1,685,965	10,343,006	0
MainStay Indexed Bond Fund	2,065,647	623,268	0	0
MainStay Intermediate Term Bond Fund	3,513,852	1,197,968	1,178,714	0
MainStay Moderate Allocation Fund[7]	0	183,156	187,355	0
MainStay Moderate Growth Allocation Fund[7]	0	326,523	183,391	0
MainStay Retirement 2010 Fund[7]	42,106	268,144	21,054	0
MainStay Retirement 2020 Fund[7]	60,526	297,524	30,264	0
MainStay Retirement 2030 Fund[7]	75,925	393,944	37,965	0
MainStay Retirement 2040 Fund[7]	43,293	283,716	21,647	0
MainStay Retirement 2050 Fund[7]	21,559	199,961	10,780	0
MainStay S&P 500 Index Fund	3,198,398	1,906,573	646,053	953,287
MainStay Short Term Bond Fund	734,022	268,427	183,504	0
1	After expense reimbursement or waiver, as applicable.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3

$993,063 was paid to MacKay Shields and $1,226,586 was paid to Epoch as Subadvisors of the Fund for the year ended October 31, 2010. Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

4	$2,855,380 was paid to ICAP and $2,926,324 was paid to Markston as Subadvisors of the Fund for the year ended October 31, 2010
5	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
6	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
7	Madison Square Investors served as the Fund's subadvisor from inception through December 31, 2010.
8	For the period November 14, 2009 through October 31, 2010. Effective January 1, 2010, the Fund changed its fiscal year end from December 31 to October 31.
9	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
10	Reimbursement of ($78,780) exceeded subadvisory fee of $59,432. The MainStay High Yield Municipal Bond Fund commenced investment operations on March 31, 2010.

	YEAR ENDED 10/31/09
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,843,449	$297,049	$614,840	$117,608
MainStay Convertible Fund	2,838,357	383,155	1,191,015	191,577
MainStay Flexible Bond Opportunities Fund[2]	567,745	160,852	186,983	80,426
MainStay Global High Income Fund	1,109,708	116,927	475,432	58,464
MainStay Government Fund	2,141,305	1,021,029	529,014	510,978
MainStay High Yield Corporate Bond Fund	23,719,546	0	11,636,761	0
MainStay Income Builder Fund[3]	2,504,941	702,446	887,584	332,687
MainStay International Equity Fund	4,601,321	449,561	2,725,348	299,707
MainStay Large Cap Growth Fund	16,658,076	2,109,637	5,430,913	0
MainStay MAP Fund[4]	8,350,429	738,258	4,604,605	157,552
MainStay Money Market Fund	2,745,389	2,048,742	472,023	33,559
MainStay Principal Preservation Fund	480,970	258,752	99,089	0
MainStay Tax Free Bond Fund[5]	1,213,401	374,432	237,442	10,783

ECLIPSE TRUST
MainStay Balanced Fund	4,265,583	436,605	990,002	86,033
MainStay U.S. Small Cap Fund[6]	1,826,214	914,740	399,810	353,374

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[7]	1,166,079	79,357	543,365	39,679

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	1,323,669	336	591,396	131
MainStay 130/30 Growth Fund	663,772	8,711	292,567	1,648
MainStay 130/30 International Fund	932,336	181,140	325,723	79,512
MainStay Cash Reserves Fund	3,456,539	2,438,417	0	0
MainStay Conservative Allocation Fund[8]	0	148,675	62,710	0
MainStay Epoch U.S. All Cap Fund[9]	1,576,691	274,856	480,617	0
MainStay Floating Rate Fund	3,394,510	0	0	0
MainStay Growth Allocation Fund[8]	0	393,326	63,823	0
MainStay Growth Equity Fund	375,438	9,263	141,948	4,631
MainStay ICAP Equity Fund	5,498,866	1,308,882	2,749,197	0
MainStay ICAP Global Fund	260,529	96,985	130,256	0
MainStay ICAP International Fund	4,306,498	1,447,388	2,153,157	0
MainStay ICAP Select Equity Fund	11,453,277	2,746,662	5,726,087	0
MainStay Indexed Bond Fund	1,660,368	858,995	0	0
MainStay Intermediate Term Bond Fund	1,335,105	349,606	445,217	0
MainStay Moderate Allocation Fund[8]	0	381,947	125,810	0
MainStay Moderate Growth Allocation Fund[8]	0	541,232	121,960	0
MainStay Retirement 2010 Fund[8]	31,357	223,988	13,640	0
MainStay Retirement 2020 Fund[8]	37,306	238,474	16,528	0
MainStay Retirement 2030 Fund[8]	44,200	281,377	19,581	0
MainStay Retirement 2040 Fund[8]	23,706	196,182	10,532	0
MainStay Retirement 2050 Fund[8]	12,101	147,433	5,292	0
MainStay S&P 500 Index Fund[10]	2,715,386	3,154,005	(155,931)	1,300,956
MainStay Short Term Bond Fund	601,559	273,834	150,390	0
1	After expense reimbursement or waiver, as applicable.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3

$642,961 was paid to MacKay Shields as Subadvisor of the Fund for the year ended October 31, 2009. $244,622 was paid to Epoch as Subadvisor of the equity sleeve of the Fund for the period June 29, 2009 through October 31, 2009. Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

4	$2,298,596 was paid to Markston and $2,306,009 was paid to ICAP as Subadvisors of the Fund for the year ended October 31, 2009.
5

$220,594 was paid to Standish Mellon through June 30, 2009; a net sub advisory fee of $16,848 was paid to MacKay Shields after a $10,783 reimbursement for the period October 17, 2009 through October 31, 2009.

6

$10,826 was paid to Madison Square Investors for the period January 2, 2009 through January 31, 2009; $114,031 was paid to MacKay Shields for the period February 1, 2009 through June 28, 2009; and $274,953 paid to Epoch for the period June 29, 2009 through October 31, 2009. Effective October 30, 2009, the MainStay Small Company Value Fund changed its name MainStay U.S. Small Cap Fund.

7	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
8	Madison Square Investors served as the Fund's subadvisor from inception through December 31, 2010.
9	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
10	Reimbursement of ($1,300,956) exceeded subadvisory fee of $1,145,025.

	YEAR ENDED 10/31/08
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS[2]
MainStay Common Stock Fund	$2,965,137	$779,738	$0	$0
MainStay Convertible Fund	3,103,991	89,396	1,502,919	44,698
MainStay Flexible Bond Opportunities Fund[3]	648,580	64,252	287,687	32,126
MainStay Global High Income Fund	1,370,405	38,366	660,573	19,183
MainStay Government Fund	1,853,433	938,994	449,983	469,499
MainStay High Yield Corporate Bond Fund	23,211,532	0	11,553,420	0
MainStay Income Builder Fund[4]	3,586,587	690,571	1,438,669	345,285
MainStay International Equity Fund	6,576,565	137,416	4,336,761	113,685
MainStay Large Cap Growth Fund	11,206,731	1,454,942	3,837,002	0
MainStay MAP Fund	11,655,365	120,535	6,320,550	0
MainStay Money Market Fund	2,998,301	315,545	1,358,385	157,772
MainStay Principal Preservation Fund	489,698	173,564	220,733	0
MainStay Tax Free Bond Fund[5]	1,294,770	366,805	448,620	169,285

ECLIPSE TRUST
MainStay Balanced Fund	7,265,795	324,453	0	0
MainStay U.S. Small Cap Fund[6]	5,637,912	1,439,569	0	0

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[7]	627,094	17,821	304,636	8,910

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	570,209	55,286	0	0
MainStay 130/30 Growth Fund	262,475	101,301	0	0
MainStay 130/30 International Fund	583,596	214,456	0	0
MainStay Cash Reserves Fund	3,327,153	566,602	0	0
MainStay Conservative Allocation Fund[8]	0	52,726	0	0
MainStay Epoch U.S. All Cap Fund[9]	2,486,039	109,857	731,188	0
MainStay Floating Rate Fund	4,413,235	0	0	0
MainStay Growth Allocation Fund[8]	0	277,550	0	0
MainStay Growth Equity Fund	948,699	278	0	0
MainStay ICAP Equity Fund	6,842,025	1,419,195	3,421,013	0
MainStay ICAP Global Fund[10]	173,375	181,628	2,647,260	0
MainStay ICAP International Fund	5,294,520	1,404,258	6,616,768	0
MainStay ICAP Select Equity Fund	13,233,536	2,359,203	86,688	0
MainStay Indexed Bond Fund	1,695,078	586,400	0	0
MainStay Intermediate Term Bond Fund	1,010,251	144,332	336,750	0
MainStay Moderate Allocation Fund[8]	0	144,330	0	0
MainStay Moderate Growth Allocation Fund[8]	0	323,466	0	0
MainStay Retirement 2010 Fund[8]	14,171	199,495	0	0
MainStay Retirement 2020 Fund[8]	14,803	197,493	0	0
MainStay Retirement 2030 Fund[8]	15,539	197,502	0	0
MainStay Retirement 2040 Fund[8]	8,565	168,433	0	0
MainStay Retirement 2050 Fund[8]	5,283	161,123	0	0
MainStay S&P 500 Index Fund	3,697,431	2,907,713	0	0
MainStay Short Term Bond Fund	454,646	257,615	113,661	0
1	After expense reimbursement or waiver, as applicable.
2	For Funds that are series of Mainstay Funds, the management fee includes payments that, prior to August 1, 2008, were made pursuant to a separate accounting agreement.
3	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
4	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
5

The total subadvisory fee paid during this period for the MainStay Tax Free Bond Fund includes $30,359.47 paid to Standish Mellon Asset Management Company LLC and $418,260.12 paid to MacKay Shields. Effective September 29, 2008, Standish replaced MacKay Shields as Subadvisor to the MainStay Tax Free Bond Fund pursuant to the terms of a Subadvisory Agreement approved by the Board at a meeting held on September 25, 2008. MacKay Shields has since become this Fund's Subadvisor again.

6	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
7

The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007. Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

8	Madison Square Investors served as the Fund's subadvisor from inception through December 31, 2010.
9	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
10	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

For the fiscal periods ended December 31, 2009 and December 31, 2008 (as applicable), the Epoch Funds, the predecessor funds to the MainStay Epoch Funds, paid Epoch the following amounts of advisory fees pursuant to previous advisory agreements entered into between Epoch and the Epoch Funds.


	ADVISORY FEE PAID 1/1/09 to 11/13/09	ADVISORY FEE WAIVED 1/1/09 to 11/13/09	ADVISORY FEE PAID 12/31/08	ADVISORY FEE WAIVED 12/31/08
FUND
MainStay Epoch Global Choice Fund	$561,902	$143,297	$535,441	$142,731
MainStay Epoch Global Equity Yield Fund	2,082,035	0	3,535,559	0
MainStay Epoch International Small Cap Fund	1,416,313	0	3,253,582	0
MainStay Epoch U.S. Equity Fund	1,010,012	149,836	52087	4,617

State Street, One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.


DISTRIBUTION AGREEMENTS


NYLIFE Distributors LLC, a limited liability company organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002 for Funds of the MainStay Funds, December 12, 2000 for the Funds of Eclipse Trust, March 30, 2005 for the MainStay High Yield Opportunities Fund, and November 10, 2009 for the Funds of MainStay Funds Trust. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker/dealers will pay commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.


The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds, Eclipse Trust, Eclipse Funds Inc., and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

DISTRIBUTION PLANS


With respect to each of the Funds (except the MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares. The Board has also adopted a 12b-1 Plan with respect to the Sweep Shares of the MainStay Cash Reserves Fund ("Sweep Shares Plan").


Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.


If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.


Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.


Pursuant to Conduct Rule 2830 of FINRA, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).


For fiscal year ended October 31, 2010, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/10
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$33,430	$30,549	$95,699	$13,892	$0	$0
MainStay Convertible Fund	205,105	917,306	573,179	839,899	0	0
MainStay Flexible Bond Opportunities Fund[1]	34,631	204,365	190,600	196,023	0	0
MainStay Global High Income Fund	48,109	334,754	258,490	714,900	0	0
MainStay Government Fund	156,711	462,490	404,695	330,392	0	0
MainStay High Yield Corporate Bond Fund	680,815	8,078,020	4,107,173	6,826,541	19,651	0
MainStay Income Builder Fund[2]	414,513	575,028	751,023	98,556	0	0
MainStay International Equity Fund	97,088	271,466	329,961	194,288	25,310	2,504
MainStay Large Cap Growth Fund	210,536	3,506,720	849,839	2,317,204	415,308	147,336
MainStay MAP Fund	264,804	842,724	1,556,490	1,645,696	57,842	8,506
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	55,264	498,374	79,088	213,876	0	0

ECLIPSE TRUST
MainStay Balanced Fund	144,510	388,957	739,728	652,154	136,736	660
MainStay U.S. Small Cap Fund[3]	149,949	236,553	430,537	196,763	0	0

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	7,357	236,384	0	195,339	0	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	169	554	0	3,452	0	0
MainStay 130/30 Growth Fund	277	649	0	1,799	0	0
MainStay 130/30 International Fund	357	181	0	901	0	0
MainStay Conservative Allocation Fund	74,844	266,238	291,386	242,840	0	0
MainStay Epoch Global Choice Fund	154	4,502	0	280	0	0
MainStay Epoch Global Equity Yield Fund	211	45,462	0	19,681	0	0
MainStay Epoch International Small Cap Fund	355	7,964	0	6,737	0	0
MainStay Epoch U.S. All Cap Fund[5]	17,108	37,241	64,347	37,537	0	0
MainStay Epoch U.S. Equity Fund	166	1,115	0	219	0	0
MainStay Floating Rate Fund	54,203	960,363	187,045	1,542,495	0	0
MainStay Growth Allocation Fund	150,947	168,751	506,984	114,642	0	0
MainStay Growth Equity Fund	561,859	483,057	961,352	27,181	0	0
MainStay High Yield Municipal Bond Fund[6]	428	12,290	0	9,799	0	0
MainStay ICAP Equity Fund	29,633	68,287	0	63,812	7,963	5,825
MainStay ICAP Global Fund	775	4,523	0	1,627	0	0
MainStay ICAP International Fund	25,247	427,325	0	172,585	82,335	40,362
MainStay ICAP Select Equity Fund	428,160	1,069,122	904,436	850,821	53,694	32,716
MainStay Indexed Bond Fund	12,732	212,504	0	0	0	0
MainStay Intermediate Term Bond Fund	8,316	90,952	66,472	199,939	0	0
MainStay Moderate Allocation Fund	178,038	474,441	701,415	360,836	0	0
MainStay Moderate Growth Allocation Fund	244,730	382,844	912,314	237,403	0	0
MainStay Retirement 2010 Fund	785	16,594	0	0	4,286	4,552
MainStay Retirement 2020 Fund	3,652	30,437	0	0	3,510	8,968
MainStay Retirement 2030 Fund	2,951	28,669	0	0	5,881	27,223
MainStay Retirement 2040 Fund	2,407	15,032	0	0	6,323	20,554
MainStay Retirement 2050 Fund	1,121	4,683	0	0	2,752	12,042
MainStay S&P 500 Index Fund	46,891	504,654	0	0	0	0
MainStay Short Term Bond Fund	8,682	107,680	0	0	0	0
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
6	The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

For fiscal year ended October 31, 2009, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:


	YEAR ENDED 10/31/09
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$28,926	$26,848	$107,384	$13,179	$0	$0
MainStay Convertible Fund	171,127	658,082	562,720	523,141	0	0
MainStay Flexible Bond Opportunities Fund[1]	27,293	122,996	184,728	102,714	0	0
MainStay Global High Income Fund	38,186	191,830	230,396	359,537	0	0
MainStay Government Fund	160,198	492,626	519,643	320,853	0	0
MainStay High Yield Corporate Bond Fund	561,624	5,928,514	4,210,404	4,353,063	5,790	0
MainStay Income Builder Fund[2]	340,982	440,287	655,673	16,648	0	0
MainStay International Equity Fund	91,286	208,749	342,679	139,455	5,817	1,088
MainStay Large Cap Growth Fund	127,086	2,366,921	592,100	1,196,387	137,770	38,178
MainStay MAP Fund	188,007	647,012	1,587,923	1,510,461	25,358	4,470
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	53,832	352,819	107,296	52,138	0	0

ECLIPSE TRUST
MainStay Balanced Fund	127,146	370,604	732,587	664,000	134,337	310
MainStay U.S. Small Cap Fund[3]	47,547	137,056	182,799	143,643	0	0

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	2,804	24,020	0	10,120	0	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	104	539	0	3,047	0	0
MainStay 130/30 Growth Fund	176	490	0	1,485	0	0
MainStay 130/30 International Fund	263	156	0	512	0	0
MainStay Conservative Allocation Fund	52,464	210,009	243,663	184,741	0	0
MainStay Epoch U.S. All Cap Fund[5]	13,869	29,865	57,256	33,494	0	0
MainStay Floating Rate Fund	41,469	689,636	191,639	1,118,557	0	0
MainStay Growth Allocation Fund	110,985	134,381	427,149	90,239	0	0
MainStay Growth Equity Fund	62	128	752	396	0	0
MainStay ICAP Equity Fund	26,517	50,493	0	44,779	4,293	1,008
MainStay ICAP Global Fund	250	1,232	0	643	0	0
MainStay ICAP International Fund	22,726	209,972	0	175,547	38,485	16,082
MainStay ICAP Select Equity Fund	20,275	356,626	0	446,624	27,813	17,816
MainStay Indexed Bond Fund	8,686	184,139	0	0	0	0
MainStay Intermediate Term Bond Fund	5,298	61,953	55,376	132,085	0	0
MainStay Moderate Allocation Fund	131,799	379,888	599,371	284,284	0	0
MainStay Moderate Growth Allocation Fund	177,299	304,050	765,500	190,467	0	0
MainStay Retirement 2010 Fund	225	12,995	0	0	1,891	4,519
MainStay Retirement 2020 Fund	1,429	17,978	0	0	1,068	7,215
MainStay Retirement 2030 Fund	843	16,782	0	0	1,512	19,702
MainStay Retirement 2040 Fund	825	8,734	0	0	1,362	15,288
MainStay Retirement 2050 Fund	419	2,547	0	0	319	8,438
MainStay S&P 500 Index Fund	39,097	431,721	0	0	0	0
MainStay Short Term Bond Fund	7,199	111,679	0	0	0	0
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2008, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/08
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN[1]	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$22,738	$67,400	$233,755	$25,765	$0	$0
MainStay Convertible Fund	119,456	818,559	963,891	447,967	0	0
MainStay Flexible Bond Opportunities Fund[2]	17,277	152,944	252,676	128,703	0	0
MainStay Global High Income Fund	24,996	275,811	323,705	414,775	0	0
MainStay Government Fund	87,361	514,257	505,283	152,131	0	0
MainStay High Yield Corporate Bond Fund	352,264	6,217,887	6,510,723	3,707,196	38	0
MainStay Income Builder Fund[3]	242,766	857,662	1,192,699	23,695	0	0
MainStay International Equity Fund	66,310	296,015	574,347	186,517	867	252
MainStay Large Cap Growth Fund	89,156	1,035,027	1,067,693	902,644	87,181	12,084
MainStay MAP Fund	140,923	1,201,988	2,959,671	2,695,749	20,343	1,710
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Small Cap Growth Fund	55,052	142,088	524,225	36,868	0	0
MainStay Tax Free Bond Fund	36,163	408,597	143,600	37,753	0	0

ECLIPSE TRUST
MainStay Balanced Fund	91,819	720,502	1,177,535	1,218,003	212,092	226
MainStay U.S. Small Cap Fund[4]	40,850	454,121	409,810	337,767	0	0

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[5]	62	269	0	211	0	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	95	1,042	0	1,817	0	0
MainStay 130/30 Growth Fund	111	733	0	1,753	0	0
MainStay 130/30 International Fund	160	229	0	689	0	0
MainStay Conservative Allocation Fund	24,659	233,189	244,445	214,656	0	0
MainStay Epoch U.S. All Cap Fund[6]	11,642	60,431	100,813	64,913	0	0
MainStay Floating Rate Fund	26,488	1,026,021	353,135	1,681,479	0	0
MainStay Growth Allocation Fund	68,035	234,482	575,129	123,815	0	0
MainStay Growth Equity Fund	40	171	567	567	0	0
MainStay ICAP Equity Fund	18,374	75,576	0	61,848	2,204	314
MainStay ICAP Global Fund[7]	56	565	0	124	0	0
MainStay ICAP International Fund	15,897	223,964	0	255,005	26,191	4,478
MainStay ICAP Select Equity Fund	12,083	372,059	0	469,523	24,238	4,886
MainStay Indexed Bond Fund	3,977	156,025	0	0	0	0
MainStay Intermediate Term Bond Fund	2,447	31,945	39,664	54,308	0	0
MainStay Moderate Allocation Fund	73,021	469,247	685,599	324,527	0	0
MainStay Moderate Growth Allocation Fund	104,656	459,815	945,607	255,023	0	0
MainStay Retirement 2010 Fund	90	9,713	0	0	0	470
MainStay Retirement 2020 Fund	368	10,887	0	0	0	400
MainStay Retirement 2030 Fund	126	10,922	0	0	0	836
MainStay Retirement 2040 Fund	93	5,600	0	0	0	600
MainStay Retirement 2050 Fund	86	1,675	0	0	0	342
MainStay S&P 500 Index Fund	27,595	659,588	0	0	0	0
MainStay Short Term Bond Fund	2,751	35,241	0	0	0	0
1	Investor Class shares were first offered to the public on February 28, 2008.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
7	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the MainStay Cash Reserves Fund's Sweep Shares paid $972,054, $1,058,090 and $1,061,422, respectively, pursuant to the 12b-1 Plan.


For the fiscal years ended October 31, 2010 and October 31, 2009, and for the period from February 28, 2008 (inception of Investor Class shares) through the fiscal year ended October 31, 2008, the Distributor retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds:


CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09	YEAR ENDED 10/31/08
MAINSTAY FUNDS
MainStay Common Stock Fund	$3,379	$3,676	$3,460
MainStay Convertible Fund	22,694	18,202	15,590
MainStay Flexible Bond Opportunities Fund[1]	13,485	5,061	3,768
MainStay Global High Income Fund	11,840	5,941	4,790
MainStay Government Fund	12,561	12,368	7,834
MainStay High Yield Corporate Bond Fund	105,403	83,629	30,934
MainStay Income Builder Fund[2]	20,331	14,111	10,734
MainStay International Equity Fund	15,179	15,916	16,888
MainStay Large Cap Growth Fund	30,631	22,217	17,700
MainStay MAP Fund	48,610	42,771	36,470
MainStay Money Market Fund	300	2,247	543
MainStay Tax Free Bond Fund	8,158	2,628	1,925

ECLIPSE TRUST
MainStay Balanced Fund	24,106	24,557	19,419
MainStay U.S. Small Cap Fund[3]	20,316	9,528	7,782

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	1,824	334	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	135	146	40
MainStay 130/30 Growth Fund	336	242	87
MainStay 130/30 International Fund	452	218	488
MainStay Conservative Allocation Fund	52,296	36,185	22,443
MainStay Epoch Global Choice Fund	505	N/A	N/A
MainStay Epoch Global Equity Yield Fund	650	N/A	N/A
MainStay Epoch International Small Cap Fund	918	N/A	N/A
MainStay Epoch U.S. All Cap Fund[5]	5,014	3,786	5,680
MainStay Epoch U.S. Equity Fund	285	N/A	N/A
MainStay Floating Rate Fund	7,986	4,652	2,429
MainStay Growth Allocation Fund	90,001	82,951	52,458
MainStay Growth Equity Fund	26,820	0	0
MainStay High Yield Municipal Bond Fund	1,687	0	0
MainStay ICAP Equity Fund	7,648	8,597	3,374
MainStay ICAP Global Fund	1,268	371	296
MainStay ICAP International Fund	6,354	6,838	4,110
MainStay ICAP Select Equity Fund	36,349	9,196	3,331
MainStay Indexed Bond Fund	2,805	2,014	1,091
MainStay Intermediate Term Bond Fund	5,707	1,961	1,052
MainStay Moderate Allocation Fund	108,599	86,284	59,108
MainStay Moderate Growth Allocation Fund	153,043	126,076	89,104
MainStay Retirement 2010 Fund	2,207	1,009	10
MainStay Retirement 2020 Fund	6,298	3,479	510
MainStay Retirement 2030 Fund	7,155	3,412	405
MainStay Retirement 2040 Fund	5,395	3,258	415
MainStay Retirement 2050 Fund	2,525	1,331	261
MainStay S&P 500 Index Fund	6,934	6,457	5,563
MainStay Short Term Bond Fund	1,930	2,068	1,112
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


CDSC - CLASS A SHARES	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09	YEAR ENDED 10/31/08
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,513	$1,737	$9,188
MainStay Convertible Fund	120,155	121,263	165,818
MainStay Flexible Bond Opportunities Fund[1]	94,625	21,509	18,984
MainStay Global High Income Fund	78,133	30,067	77,953
MainStay Government Fund	24,336	34,599	37,610
MainStay High Yield Corporate Bond Fund	827,249	1,115,293	402,260
MainStay Income Builder Fund[2]	10,548	5,443	20,922
MainStay International Equity Fund	20,905	24,319	55,385
MainStay Large Cap Growth Fund	110,902	108,765	166,016
MainStay MAP Fund	39,933	27,721	124,177
MainStay Money Market Fund	3,014	15,217	37,064
MainStay Tax Free Bond Fund	154,786	49,635	16,148

ECLIPSE TRUST
MainStay Balanced Fund	15,119	9,609	55,206
MainStay U.S. Small Cap Fund[3]	11,443	6,188	16.421

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	151,239	12,595	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	516	236	234
MainStay 130/30 Growth Fund	306	0	1,244
MainStay 130/30 International Fund	28	43	565
MainStay Conservative Allocation Fund	95,047	62,962	115,117
MainStay Epoch Global Choice Fund	692	N/A	N/A
MainStay Epoch Global Equity Yield Fund	16,513	N/A	N/A
MainStay Epoch International Small Cap Fund	2,738	N/A	N/A
MainStay Epoch U.S. All Cap Fund[5]	2,505	1,899	8,794
MainStay Epoch U.S. Equity Fund	452	N/A	N/A
MainStay Floating Rate Fund	89,062	73,852	172,445
MainStay Growth Allocation Fund	32,302	27,251	121,337
MainStay Growth Equity Fund	7,537	0	0
MainStay High Yield Municipal Bond Fund	35,150	0	0
MainStay ICAP Equity Fund	6,367	5,873	3,631
MainStay ICAP Global Fund	927	556	2,167
MainStay ICAP International Fund	10,748	10,183	7,017
MainStay ICAP Select Equity Fund	61,789	41,202	15,057
MainStay Indexed Bond Fund	12,471	7,355	6,666
MainStay Intermediate Term Bond Fund	28,548	21,616	5,970
MainStay Moderate Allocation Fund	108,665	66,742	188,134
MainStay Moderate Growth Allocation Fund	80,181	47,349	208,502
MainStay Retirement 2010 Fund	602	0	5
MainStay Retirement 2020 Fund	2,117	1,320	1,988
MainStay Retirement 2030 Fund	1,005	508	873
MainStay Retirement 2040 Fund	466	318	640
MainStay Retirement 2050 Fund	141	377	113
MainStay S&P 500 Index Fund	6,244	7,145	22,231
MainStay Short Term Bond Fund	9,336	26,985	11,600
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Distributor retained the following amounts of sales charges, including CDSC, for Class B shares of the Funds:


CDSC - CLASS B SHARES	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09	YEAR ENDED 10/31/08
MAINSTAY FUNDS
MainStay Common Stock Fund	$13,819	$16,340	$32,582
MainStay Convertible Fund	66,680	75,557	108,496
MainStay Flexible Bond Opportunities Fund[1]	15,618	23,219	32,136
MainStay Global High Income Fund	27,505	30,688	73,765
MainStay Government Fund	53,364	82,765	81,451
MainStay High Yield Corporate Bond Fund	397,519	466,664	421,273
MainStay Income Builder Fund[2]	83,131	88,210	157,857
MainStay International Equity Fund	38,784	49,173	96,864
MainStay Large Cap Growth Fund	131,928	95,206	155,187
MainStay MAP Fund	187,674	213,539	407,547
MainStay Money Market Fund[3]	212,630	344,743	323,786
MainStay Tax Free Bond Fund	9,544	16,754	22,835
ECLIPSE TRUST
MainStay Balanced Fund	117,039	167,049	271,609
MainStay U.S. Small Cap Fund[4]	62,420	30,075	84,078
MAINSTAY FUNDS TRUST
MainStay Conservative Allocation Fund	45,386	56,828	50,736
MainStay Epoch U.S. All Cap Fund[5]	12,085	10,841	19,788
MainStay Floating Rate Fund	21,809	26,751	77,771
MainStay Growth Allocation Fund	101,922	95,148	130,036
MainStay Growth Equity Fund	146,921	0	0
MainStay ICAP Select Equity Fund[6]	88,145	0	0
MainStay Intermediate Term Bond Fund	8,870	10,866	10,527
MainStay Moderate Allocation Fund	123,860	113,977	121,365
MainStay Moderate Growth Allocation Fund	172,369	160,749	176,572
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
6	Class B shares of the MainStay ICAP Select Equity Fund commenced operations on August 7, 2009.

For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Distributor retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds:


CDSC - CLASS C SHARES	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09	YEAR ENDED 10/31/08
MAINSTAY FUNDS
MainStay Common Stock Fund	$29	$50	$731
MainStay Convertible Fund	19,983	22,459	18,023
MainStay Flexible Bond Opportunities Fund[1]	3,890	787	2,036
MainStay Global High Income Fund	21,158	21,033	11,453
MainStay Government Fund	6,614	6,696	4,520
MainStay HighYield Corporate Bond Fund	203,075	139,344	29,180
MainStay Income Builder Fund[2]	271	177	772
MainStay International Equity Fund	13,588	7,347	4,955
MainStay Large Cap Growth Fund	48,192	60,945	42,407
MainStay MAP Fund	7,576	14,736	34,559
MainStay Money Market Fund[3]	13,276	27,468	51,864
MainStay Tax Free Bond Fund	12,421	327	3,615

ECLIPSE TRUST
MainStay Balanced Fund	3,366	2,768	14,857
MainStay U.S. Small Cap Fund[4]	1,332	454	5,102

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[5]	10,794	47	0

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	15	429	0
MainStay 130/30 Growth Fund	0	0	167
MainStay 130/30 International Fund	0	0	213
MainStay Conservative Allocation Fund	8,920	4,762	14,399
MainStay Epoch Global Choice Fund	54	N/A	N/A
MainStay Epoch Global Equity Yield Fund	0	N/A	N/A
MainStay Epoch International Small Cap Fund	0	N/A	N/A
MainStay Epoch U.S. All Cap Fund[6]	157	151	1,366
MainStay Epoch U.S. Equity Fund	0	N/A	N/A
MainStay Floating Rate Fund	49,655	48,286	61,721
MainStay Growth Allocation Fund	2,397	1,680	5,165
MainStay Growth Equity Fund	256	0	0
MainStay High Yield Municipal Bond Fund	0	0	N/A
MainStay ICAP Equity Fund	1,096	262	1,884
MainStay ICAP Global Fund	489	15	26
MainStay ICAP International Fund	1,826	4,918	9,993
MainStay ICAP Select Equity Fund	15,104	15,801	29,851
MainStay Intermediate Term Bond Fund	6,536	2,827	2,341
MainStay Moderate Allocation Fund	7,418	7,289	9,317
MainStay Moderate Growth Allocation Fund	3,984	4,411	8,053
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:


INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$81	$34	$2,627	$50,585	$3,509	$1,334	$58,169
MainStay Convertible Fund	272	337	23,984	322,236	15,512	10,617	372,958
MainStay Flexible Bond Opportunities Fund[2]	121	273	17,426	123,131	5,268	5,604	151,823
MainStay Global High Income Fund	163	213	13,898	122,389	4,590	4,817	146,071
MainStay Government Fund	214	207	15,213	229,907	8,535	7,205	261,281
MainStay High Yield Corporate Bond Fund	1,142	2,263	147,375	1,328,143	66,063	55,121	1,600,108
MainStay Income Builder Fund[3]	358	231	20,461	504,098	22,500	13,493	561,141
MainStay International Equity Fund	327	163	11,779	179,279	8,064	5,006	204,618
MainStay Large Cap Growth Fund	851	883	48,938	376,288	56,666	18,830	502,456
MainStay MAP Fund	863	551	38,580	530,877	30,250	15,552	616,673
MainStay Money Market Fund	809	1,795	157,619	4,980	0	46,255	211,459
MainStay Tax Free Bond Fund	24	44	10,123	106,050	2,248	3,680	122,167
ECLIPSE TRUST
MainStay Balanced Fund	394	278	19,603	277,711	13,411	8,106	319,503
MainStay U.S. Small Cap Fund[4]	355	755	23,593	268,765	12,724	10,388	316,580
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[5]	145	277	13,206	14,817	1,107	4,428	33,980
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	1	2	143	895	0	51	1,092
MainStay 130/30 Growth Fund	1	5	308	2,243	55	93	2,706
MainStay 130/30 International Fund	2	7	442	3,017	60	134	3,661
MainStay Conservative Allocation Fund	720	610	39,629	394,151	2,408	12,339	449,857
MainStay Epoch Global Choice Fund	2	8	516	3,277	0	151	3,954
MainStay Epoch Global Equity Yield Fund	4	12	748	3,659	0	221	4,643
MainStay Epoch International Small Cap Fund	4	15	943	5,551	2	277	6,791
MainStay Epoch U. S. All Cap Fund[6]	70	66	4,359	44,872	2,893	1,539	53,799
MainStay Epoch U.S. Equity Fund	10	18	901	1,806	0	290	3,025
MainStay Floating Rate Fund	151	329	21,171	123,395	1,887	7,042	153,974
MainStay Growth Allocation Fund	1,483	911	60,015	688,692	13,645	19,130	783,875
MainStay Growth Equity Fund	486	329	28,669	732,043	40,773	18,570	820,870
MainStay High Yield Municipal Bond Fund[7]	6	45	2,822	13,852	0	823	17,549
MainStay ICAP Equity Fund	136	81	5,527	72,857	2,854	2,063	83,517
MainStay ICAP Global Fund	5	21	1,325	8,280	202	394	10,228
MainStay ICAP International Fund	55	94	6,215	60,106	2,454	2,235	71,158
MainStay ICAP Select Equity Fund	691	587	40,504	631,439	46,222	19,644	739,088
MainStay Indexed Bond Fund	82	124	7,636	38,657	1,137	2,431	50,068
MainStay Intermediate Term Bond Fund	51	116	7,305	46,437	886	2,232	57,027
MainStay Moderate Allocation Fund	1,723	1,140	74,875	836,814	9,347	23,756	947,655
MainStay Moderate Growth Allocation Fund	2,465	1,563	102,721	1,167,964	17,515	32,529	1,324,756
MainStay Retirement 2010 Fund	61	11	753	14,502	106	189	15,623
MainStay Retirement 2020 Fund	151	39	2,628	39,790	846	721	44,176
MainStay Retirement 2030 Fund	154	53	3,471	46,133	1,831	948	52,590
MainStay Retirement 2040 Fund	126	33	2,223	33,813	1,121	598	37,914
MainStay Retirement 2050 Fund	63	12	848	15,417	915	221	17,476
MainStay S&P 500 Index Fund	347	202	13,363	105,801	6,853	4,516	131,082
MainStay Short Term Bond Fund	59	65	4,208	27,120	818	1,337	33,608
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
7	The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:


CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$82	$49	$3,416	$36,873	$14,400	$1,671	$56,492
MainStay Convertible Fund	4,884	8,721	421,005	331,899	1,022,700	224,137	2,013,345
MainStay Flexible Bond Opportunities Fund[2]	1,687	4,157	221,769	369,770	350,654	73,587	1,021,623
MainStay Global High Income Fund	4,073	7,660	368,001	170,927	600,496	132,782	1,283,939
MainStay Government Fund	977	808	54,268	384,379	150,383	24,572	615,387
MainStay High Yield Corporate Bond Fund	33,879	65,870	3,304,900	4,867,765	6,030,159	2,015,595	16,318,168
MainStay Income Builder Fund[3]	619	330	27,297	446,297	158,777	30,265	663,585
MainStay International Equity Fund	1,684	2,564	121,172	138,580	239,272	47,710	550,983
MainStay Large Cap Growth Fund	45,396	76,892	3,514,041	210,694	2,129,730	1,984,332	7,961,085
MainStay MAP Fund	2,256	2,886	152,462	380,724	729,898	90,581	1,358,807
MainStay Money Market Fund	15,436	10,069	803,721	143,419	9,553	229,619	1,211,817
MainStay Tax Free Bond Fund	3,721	2,513	355,355	567,559	932,561	124,271	1,985,980
ECLIPSE TRUST
MainStay Balanced Fund	935	527	35,917	343,106	209,108	25,926	615,518
MainStay U.S. Small Cap Fund[4]	575	6,578	115,488	115,413	178,978	74,849	491,881
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[5]	11,908	21,169	945,380	28,596	1,085,678	360,859	2,453,589
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	5	15	867	213	2,219	268	3,586
MainStay 130/30 Growth Fund	13	25	1,180	67	2,208	400	3,894
MainStay 130/30 International Fund	1	4	194	222	44	60	525
MainStay Conservative Allocation Fund	726	2,087	131,054	580,944	247,161	42,755	1,004,727
MainStay Epoch Global Choice Fund	19	35	1,688	424	9,552	9,415	21,135
MainStay Epoch Global Equity Yield Fund	982	1,737	78,468	931	164,131	29,077	275,327
MainStay Epoch International Small Cap Fund	102	206	9,904	1,974	18,294	12,897	43,378
MainStay Epoch U.S. All Cap Fund[6]	312	109	7,335	15,246	28,710	2,694	54,406
MainStay Epoch U.S. Equity Fund	45	83	3,820	10	2,952	2,991	9,901
MainStay Floating Rate Fund	10,548	21,089	1,017,688	379,525	1,181,567	431,200	3,041,617
MainStay Growth Allocation Fund	411	714	45,366	255,368	102,727	33,317	437,904
MainStay Growth Equity Fund	680	296	23,189	387,051	191,416	17,367	619,998
MainStay High Yield Municipal Bond Fund	753	1,953	100,148	75,011	210,823	40,073	428,761
MainStay ICAP Equity Fund	427	434	22,327	22,927	53,440	10,320	109,874
MainStay ICAP Global Fund	58	115	5,648	3,319	4,488	2,256	15,885
MainStay ICAP International Fund	5,259	9,252	421,565	33,605	219,118	203,365	892,165
MainStay ICAP Select Equity Fund	8,015	12,801	604,418	406,555	837,855	283,158	2,152,803
MainStay Indexed Bond Fund	2,089	1,489	96,982	382,259	121,867	30,777	635,462
MainStay Intermediate Term Bond Fund	971	1,474	76,990	52,889	181,562	25,917	339,802
MainStay Moderate Allocation Fund	1,066	2,550	161,321	801,326	294,467	55,569	1,316,298
MainStay Moderate Growth Allocation Fund	945	1,787	114,851	638,193	220,517	40,338	1,016,631
MainStay Retirement 2010 Fund	155	39	2,784	4,990	4,126	1,007	13,102
MainStay Retirement 2020 Fund	307	100	6,795	7,000	16,395	2,335	32,933
MainStay Retirement 2030 Fund	300	80	5,527	7,655	14,063	1,940	29,565
MainStay Retirement 2040 Fund	222	41	2,990	3,044	7,397	991	14,685
MainStay Retirement 2050 Fund	90	20	1,365	397	2,692	419	4,982
MainStay S&P 500 Index Fund	4,448	1,618	99,605	347,710	212,415	46,879	712,674
MainStay Short Term Bond Fund	1,070	2,106	102,504	43,361	105,043	58,153	312,237
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:


CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$101	$38	$2,741	$44,994	$4,249	$1,181	$53,303
MainStay Convertible Fund	400	504	28,379	175,564	157,928	11,535	374,310
MainStay Flexible Bond Opportunities Fund[2]	149	206	11,761	66,031	58,723	4,529	141,399
MainStay Global High Income Fund	217	308	16,268	68,193	114,073	6,331	205,391
MainStay Government Fund	243	169	11,663	136,248	44,498	5,388	198,209
MainStay High Yield Corporate Bond Fund	1,559	2,542	145,975	838,642	955,626	68,152	2,012,496
MainStay Income Builder Fund[3]	462	288	20,449	293,046	36,565	9,255	360,066
MainStay International Equity Fund	245	167	10,750	111,784	50,738	4,842	178,527
MainStay Large Cap Growth Fund	633	514	31,485	292,431	157,023	13,691	495,776
MainStay MAP Fund	870	729	46,408	452,880	220,768	21,459	743,115
MainStay Money Market Fund	390	555	50,541	-	-	20,294	71,779
MainStay Tax Free Bond Fund	112	141	10,781	48,745	56,983	4,135	120,896
ECLIPSE FUNDS
MainStay Balanced Fund	357	261	18,264	212,596	94,442	9,044	334,964
MainStay U.S. Small Cap Fund[4]	91	214	11,210	177,874	38,672	5,823	233,883
MAINSTAY FUNDS TRUST
MainStay Conservative Allocation Fund	399	344	21,901	201,417	32,446	7,518	264,026
MainStay Epoch U.S. All Cap Fund[5]	63	40	2,646	29,797	7,008	1,077	40,630
MainStay Floating Rate Fund	158	292	15,697	47,899	74,973	5,777	144,794
MainStay Growth Allocation Fund	793	491	32,760	369,786	21,378	11,355	436,564
MainStay Growth Equity Fund	691	538	36,542	453,198	59,848	14,920	565,737
MainStay ICAP Select Equity Fund	616	430	28,591	353,729	81,325	12,648	477,340
MainStay Intermediate Term Bond Fund	52	90	5,141	23,665	25,357	1,884	56,189
MainStay Moderate Allocation Fund	885	719	47,534	491,073	36,710	16,459	593,379
MainStay Moderate Growth Allocation Fund	1,327	909	60,657	663,508	33,881	20,919	781,202
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:


CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$8	$7	$472	$5,767	$7,850	$260	$14,364
MainStay Convertible Fund	1,128	2,106	100,956	42,312	713,507	38,159	898,168
MainStay Flexible Bond Opportunities Fund[2]	590	1,485	78,110	71,167	188,694	25,247	365,292
MainStay Global High Income Fund	1,432	2,673	126,501	35,450	623,492	45,203	834,751
MainStay Government Fund	188	516	29,284	60,900	240,250	15,487	346,624
MainStay High Yield Corporate Bond Fund	6,815	14,044	705,309	722,127	4,886,788	266,004	6,601,087
MainStay Income Builder Fund[3]	74	98	5,148	31,014	66,726	2,109	105,168
MainStay International Equity Fund	319	512	24,420	23,040	145,229	9,051	202,571
MainStay Large Cap Growth Fund	4,429	7,755	356,649	45,926	2,065,166	140,142	2,620,067
MainStay MAP Fund	534	914	48,856	92,114	1,557,940	25,458	1,725,817
MainStay Money Market Fund	301	1,222	107,737	0	0	31,082	140,343
MainStay Tax Free Bond Fund	2,422	1,302	188,995	71,512	392,478	54,623	711,332
ECLIPSE TRUST
MainStay Balanced Fund	162	270	15,595	72,499	578,289	8,362	675,177
MainStay U.S. Small Cap Fund[4]	130	3,372	47,776	28,104	172,705	22,300	274,386
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[5]	3,397	5,997	269,806	6,519	610,961	91,073	987,753
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	2	4	200	221	2,923	81	3,431
MainStay 130/30 Growth Fund	6	10	471	239	1,714	165	2,605
MainStay 130/30 International Fund	1	4	221	520	287	70	1,104
MainStay Conservative Allocation Fund	318	802	47,468	161,819	94,179	15,103	319,689
MainStay Epoch Global Choice Fund	0	1	85	73	68	26	254
MainStay Epoch Global Equity Yield Fund	345	609	27,372	680	60,479	9,240	98,725
MainStay Epoch International Small Cap Fund	69	123	5,569	159	12,096	1,889	19,905
MainStay Epoch U.S. All Cap Fund[6]	15	21	1,305	5,341	32,388	582	39,652
MainStay Epoch U.S. Equity Fund	0	1	40	63	-	13	117
MainStay Floating Rate Fund	3,554	6,878	328,812	204,646	1,415,822	115,109	2,074,821
MainStay Growth Allocation Fund	178	192	11,935	65,974	51,287	3,936	133,502
MainStay Growth Equity Fund	24	25	1,435	13,558	18,512	574	34,127
MainStay High Yield Municipal Bond Fund	201	466	23,590	8,288	38,327	7,519	78,392
MainStay ICAP Equity Fund	115	206	9,879	12,726	54,070	3,518	80,514
MainStay ICAP Global Fund	2	5	299	693	785	96	1,881
MainStay ICAP International Fund	103	199	10,213	16,413	146,450	4,122	177,500
MainStay ICAP Select Equity Fund	1,665	2,960	137,956	47,627	826,094	50,314	1,066,617
MainStay Intermediate Term Bond Fund	252	697	38,162	42,225	143,134	12,617	237,087
MainStay Moderate Allocation Fund	423	892	51,993	205,423	150,711	17,102	426,542
MainStay Moderate Growth Allocation Fund	313	432	26,538	163,548	74,567	8,753	274,152
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:


CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay High Yield Corporate Bond Fund	$382	$606	$27,003	$56	$21,984	$9,368	$59,399
MainStay International Equity Fund	318	539	20,973	768	21,058	7,555	51,211
MainStay Large Cap Growth Fund	10,978	12,070	564,561	475	477,435	190,213	1,255,733
MainStay MAP Fund	1,202	1,112	53,001	2,588	43,457	18,025	119,384
ECLIPSE TRUST
MainStay Balanced Fund	2,348	421	30,199	51,155	27,328	9,638	121,089
MAINSTAY FUNDS TRUST
MainStay ICAP Equity Fund	84	215	6,609	-	2,505	2,670	12,083
MainStay ICAP International Fund	1,242	1,758	80,495	-	73,895	28,155	185,545
MainStay ICAP Select Equity Fund	1,555	919	46,382	1,917	35,335	15,075	101,183
MainStay Retirement 2010 Fund	53	12	799	-	706	282	1,851
MainStay Retirement 2020 Fund	122	23	1,568	-	4,792	436	6,942
MainStay Retirement 2030 Fund	299	53	3,670	-	11,910	960	16,892
MainStay Retirement 2040 Fund	323	61	4,116	-	12,721	1,090	18,312
MainStay Retirement 2050 Fund	222	41	2,759	-	8,603	696	12,321
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:


CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay International Equity Fund	$36	$56	$2,412	$12	$1,403	$828	$4,746
MainStay Large Cap Growth Fund	2,293	4,195	181,750	41	151,171	62,543	401,991
MainStay MAP Fund	61	107	4,542	380	7,960	1,606	14,656
ECLIPSE TRUST
MainStay Balanced Fund	13	5	279	533	4	85	920
MAINSTAY FUNDS TRUST
MainStay ICAP Equity Fund	125	201	9,038	676	4,975	3,068	18,082
MainStay ICAP International Fund	336	583	26,268	204	42,543	9,170	79,104
MainStay ICAP Select Equity Fund	234	615	19,502	136	15,588	6,718	42,794
MainStay Retirement 2010 Fund	9	2	138	0	42	77	267
MainStay Retirement 2020 Fund	22	9	530	0	331	235	1,127
MainStay Retirement 2030 Fund	81	19	1,366	0	995	608	3,068
MainStay Retirement 2040 Fund	75	25	1,533	0	613	616	2,862
MainStay Retirement 2050 Fund	66	12	882	0	2	321	1,283
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLANS; SERVICE FEES


The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by New York Life Investments to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.


Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES


It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.


Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. ("ISS"), the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.


Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.


The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Cash Reserves Fund, MainStay Conservative Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund.


GUIDELINES EXAMPLES


The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor.


  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Genrerally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.


Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.


MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Small Cap, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity, MainStay Income Builder (equity portion) and MainStay U.S. Small Cap Funds


The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.


In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - are being voted consistently with Epoch's fiduciary duties.


Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.


MainStay Convertible, MainStay Flexible Bond Opportunities, MainStay Global High Income, MainStay Government, MainStay High Yield Corporate Bond, MainStay High Yield Municipal Bond, MainStay High Yield Opportunities, MainStay Income Builder (fixed-income portion and asset allocation), MainStay Intermediate Term Bond, MainStay International Equity, MainStay Short Term Bond and MainStay Tax Free Bond Funds


The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

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MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

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Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

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MainStay 130/30 Core, MainStay 130/30 Growth and MainStay 130/30 International, MainStay Balanced (equity portion), MainStay Common Stock, MainStay Growth Equity and MainStay S&P 500 Index Funds

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The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Madison Square Investors. A summary of Madison Square Investors' proxy voting policies and procedures is provided below.

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Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. Madison Square Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

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Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

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MainStay Large Cap Growth Fund

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The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

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Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

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Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

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MainStay MAP, MainStay ICAP Equity, MainStay ICAP Select Equity, MainStay ICAP Global and MainStay ICAP International Funds

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The Manager has delegated proxy-voting authority to the Funds' Subadvisors, Markston (MainStay MAP Fund only) and ICAP. Summaries of their proxy voting policies and procedures are provided below.

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Markston (a portion of the MainStay MAP Fund only)

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Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

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Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

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ICAP

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ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of ISS to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

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  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

  Vote the securities based upon the recommendation of an independent third party, such as ISS; or

  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

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Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

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The Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thompson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

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All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

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Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2010 is set forth below:

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Claude Athaide	MainStay Short Term Bond Fund	0	2 Accounts $1,068,493,000	125 Accounts $10,674,093,000	0	1 Account $376,716,000	2 Accounts $229,384,000
Lee Baker	MainStay S&P 500 Index Fund	1 RIC $962,350,000	0	3 Accounts $1,103,647,000	0	0	0
Emily Baker	MainStay Epoch International Small Cap Fund	0	0	2 Accounts $303,795,000	0	0	0
Rupal J. Bhansali	MainStay International Equity Fund	1 RIC $565,512,000	0	11 Accounts $1,315,759,000	0	0	0
Howard Booth	MainStay Global High Income Fund	1 RIC $5,636,000	0	0	0	0	0
Eric Citerne	MainStay Epoch International Small Cap Fund	0	2 Accounts $217,735,000	3 Accounts $378,520,000	0	0	0
David E. Clement	MainStay Cash Reserves Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund	1 RIC $671,283,000	0	8 Accounts $3,587,964,000	0	0	0
Louis N. Cohen	MainStay Flexible Bond Opportunities Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund	5 RICs $1,476,887,000	10 Accounts $3,811,335,000	31 Accounts $6,607,856,000	0	1 Account $40,878,000	6 Accounts $983,500,000
Robert Dial	MainStay Floating Rate Fund	1 RIC $527,494,000	0	8 Accounts $2,148,432,000	0	0	6 Accounts $2,033,329,000
Robert DiMella	MainStay High Yield Municipal Bond Fund, MainStay Tax Free Bond Fund	0	2 Accounts $225,761,000	22 Accounts $1,427,812,000	0	0	0
Harvey J. Fram	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay 130/30 Core Fund	3 RICs $1,441,766,000	2 Accounts $399,238,000	42 Accounts $3,332,038,000	0	0	3 Accounts $166,793,000
Thomas J. Girard	MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund	3 RICs $1,606,539,000	0	26 Accounts $10,180,805,000	0	0	0
Gary Goodenough	MainStay Global High Income Fund, MainStay Government Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund	2 RICs $386,242,000	2 Accounts $1,068,493,000	125 Accounts $10,674,093,000	0	1 Account $376,716,000	2 Accounts $229,384,000
Justin H. Kelly	MainStay Large Cap Growth Fund	9 RICs $4,022,000,000	10 Accounts $655,000,000	767 Accounts $5,749,000,000	0	0	5 Accounts $659,000,000
Migene Kim	MainStay Common Stock Fund	3 RICs $1,441,766,000	2 Accounts $399,238,000	42 Accounts $3,332,038,000	0	0	3 Accounts $166,793,000
Michael Kimble	MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund	4 RICs $1,010,570,000	10 Accounts $3,811,335,000	31 Accounts $6,607,856,000	0	1 Account $40,878,000	6 Accounts $983,499,000
Harish Kumar	MainStay Growth Equity Fund, MainStay 130/30 Growth Fund	1 RIC $465,548,000	0	0	0	0	0
Roger Lob	MainStay MAP Fund	0	0	16 Accounts $89,184,000	0	0	0
John Loffredo	MainStay High Yield Municipal Bond Fund, MainStay Tax Free Bond Fund	0	2 Accounts $225,761,000	22 Accounts $1,427,812,000	0	0	0
Martin J. Mickus	MainStay 130/30 Growth Fund, MainStay Growth Equity Fund	1 RIC $465,548,000	0	0	0	0	0
Christopher Mullarkey	MainStay MAP Fund	0	1 Account $73,163,000	17 Accounts $271,786,000	0	0	0
Michael J. Mullarkey	MainStay MAP Fund	0	1 Account $73,163,000	17 Accounts $271,786,000	0	0	0
Francis J. Ok	MainStay S&P 500 Index Fund	2 RICs $1,186,272,000	0	3 Accounts $1,103,647,000	0	0	0
Mona Patni	MainStay 130/30 Core Fund	1 RIC $83,684,000	2 Accounts $399,238,000	42 Accounts $3,332,038,000	0	0	3 Accounts $166,793,000
David Pearl	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay U.S. Small Cap Fund	3 RICs $1,238,279,000	16 Accounts $2,137,338,000	81 Accounts $3,801,495,000	0	1 Account $139,542,000	4 Accounts $478,320,000
Michael Petty	MainStay High Yield Municipal Bond Fund, MainStay Tax Free Bond Fund	0	2 Accounts $225,761,000	22 Accounts $1,427,812,000	0	0	0
J. Matthew Philo	MainStay High Yield Corporate Bond Fund	2 RICs $1,853,384,000	5 Accounts $3,058,249,000	42 Accounts $7,628,520,000	0	2 Accounts $16,552,000	0
William Priest	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	6 RICs $1,805,725,000	33 Accounts $3,371,715,000	130 Accounts $5,672,187,000	0	1 Account $139,542,000	12 Accounts $997,967,000
Dan Roberts	MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund	5 RICs $1,476,887,000	10 Accounts $3,811,335,000	31 Accounts $6,607,856,000	0	1 Account $40,878,000	6 Accounts $983,499,000
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund, MainStay Income Builder Fund	3 RICs $567,447,000	7 Accounts $735,470,000	2 Accounts $324,543,000	0	0	0
Jerrold K. Senser	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	9 RICs $3,100,000,000	13 Accounts $1,400,000,000	99 Accounts $6,400,000,000	0	0	8 Accounts $1,000,000,000
Donald F. Serek	MainStay Indexed Bond Fund	2 RICs $935,256,000	0	13 Accounts $5,308,514,000	0	0	0
Edward Silverstein	MainStay Convertible Fund	4 RICs $644,059,000	0	23 Accounts $916,538,000	0	0	4 Accounts $486,977,000
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Retirement Funds	4 RICs $1,908,634,000	0	1 Account $21,894,000	0	0	0
Andrew Ver Planck	MainStay 130/30 International Fund	0	0	2 Accounts 21,707,000	0	0	0
Taylor Wagenseil	MainStay Flexible Bond Opportunities Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund	4 RICs $1,101,570,000	10 Accounts $3,811,335,000	31 Accounts $6,607,856,000	0	1 Account $40,878,000	6 Accounts $983,499,000
R. Bart Wear	MainStay Large Cap Growth Fund	9 RICs $4,022,000,000	10 Accounts $655,000,000	767 Accounts $5,749,000,000	0	0	5 Accounts $659,000,000
Michael Welhoelter	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	6 RICs $1,805,725,000	33 Accounts $3,371,715,000	130 Accounts $5,672,187,000	0	1 Account $139,592,000	12 Accounts $997,967,000
Thomas R. Wenzel	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	9 RICs $3,100,000,000	13 Accounts $1,400,000,000	99 Accounts $6,400,000,000	0	0	8 Accounts $1,000,000,000
Clark J. Winslow	MainStay Large Cap Growth Fund	9 RICs $4,022,000,000	10 Accounts $655,000,000	767 Accounts $5,749,000,000	0	0	5 Accounts $659,000,000
Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Retirement Funds	0	0	0	0	0	0
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Portfolio Manager Compensation Structure. In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments's overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay
Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees.
Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team's ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers' business.
Awards can be made on an annual basis.

Madison Square Investors

Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Winslow Capital

In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

ICAP

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Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

Markston

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The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

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Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Policy Committee. Epoch's portfolio managers do not receive compensation that is solely based upon the Funds', any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Epoch's portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. The Portfolio Managers are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch, and are each entitled to share in dividends and appreciation of the Epoch Holding Corporation's stock.

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The following table states, as of December 31, 2010, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

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PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Claude Athaide	MainStay Short Term Bond Fund	$50,001 - $100,000
Lee Baker	MainStay S&P 500 Index Fund MainStay MAP Fund MainStay Epoch U.S. All Cap Fund MainStay U.S. Small Cap Fund MainStay International Equity Fund	$10,001 - $50,000 $ 1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Emily Baker	MainStay Epoch International Small Cap Fund	$10,001 - $50,000
Rupal J. Bhansali	MainStay International Equity Fund	$100,001 - $500,000
Howard Booth	None	$0
Eric Citerne	None	$0
David E. Clement	None	$0
Louis N. Cohen	None	$0
Robert Dial	MainStay Floating Rate Fund	$10,001 - $50,000
Robert DiMella	MainStay Tax Free Bond Fund	$10,001 - $50,000
Harvey J. Fram	MainStay 130/30 Core Fund MainStay S&P 500 Index Fund MainStay MAP Fund MainStay International Equity Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000
Thomas J. Girard	None	$0
Gary Goodenough	MainStay Income Builder Fund	$50,001 - $100,000
Justin H. Kelly	MainStay Large Cap Growth Fund	Over $1,000,000
Migene Kim	MainStay ICAP Equity Fund MainStay S&P 500 Index Fund	$10,001 - $50,000 $1 - $10,000
Michael Kimble	MainStay S&P 500 Index Fund	$10,001 - $50,000
Harish Kumar	MainStay Income Builder Fund MainStay ICAP Equity Fund MainStay MAP Fund MainStay International Equity Fund	$10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000 $10,001 - $50,000
Roger Lob	MainStay MAP Fund	$100,001 - $500,000
John Loffredo	MainStay Tax Free Bond Fund MainStay High Yield Opportunities Fund MainStay High Yield Municipal Bond Fund	$500,001 - $1,000,000 $100,001 - $500,000 $50,001 - $100,000
Martin J. Mickus	None	$0
Christopher Mullarkey	MainStay MAP Fund	$1 - $10,000
Michael J. Mullarkey	MainStay MAP Fund	$10,001 - $50,000
Francis J. Ok	MainStay ICAP Equity Fund MainStay U.S. Small Cap Fund	$10,001 - $50,000 $10,001 - $50,000
Mona Patni	MainStay Mid Cap Core Fund	$1 - $10,000
David Pearl	MainStay Epoch International Small Cap Fund MainStay Epoch U.S. Equity Fund MainStay Epoch Global Equity Yield Fund MainStay Epoch U.S. All Cap Fund MainStay U.S. Small Cap Fund	$10,001 - $50,000 $1 - $10,000 $100,001 - $500,000 $1 - $10,000 $1 - $10,000
Michael Petty	MainStay Tax Free Bond Fund	$1 - $10,000
J. Matthew Philo	None	$0
William Priest	MainStay Epoch Global Equity Yield	$100,001 - $500,000
Dan Roberts	None	$0
Eric Sappenfield	MainStay Epoch Global Equity Yield	$10,001 - $50,000
Jerrold K. Senser	MainStay ICAP Equity Fund MainStay ICAP Global Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund	$500,001 - $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Donald F. Serek	None	$0
Edward Silverstein	MainStay Convertible Bond Fund	$100,001 - $500,000
Jonathan Swaney	MainStay MAP Fund MainStay U.S. Small Cap Fund MainStay High Yield Bond Fund Mainstay International Equity Fund	$50,001 - $100,000 $50,001 - $100,000 $10,001 - $25,000 $100,001 - $500,000
Andrew Ver Planck	MainStay ICAP Equity Fund MainStay S&P 500 Index Fund MainStay U.S. Small Cap Fund MainStay International Equity Fund	$10,001 - $50,000 $50,001 - $100,000 $10,001 - $50,000 $50,001 - $100,000
Taylor Wagenseil	None	$0
R. Bart Wear	MainStay Large Cap Growth Fund	Over $1,000,000
Michael Welhoelter	MainStay Epoch Global Choice Fund MainStay Epoch International Small Cap Fund MainStay Epoch Global Equity Yield Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Thomas R. Wenzel	MainStay ICAP Equity Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Clark J. Winslow	MainStay Large Cap Growth Fund	Over $1,000,000
Jae S. Yoon	None	$0

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE


Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


Because the MainStay Funds of Funds primarily invest all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.


In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.


Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker/dealer (except the Affiliated Brokers) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2010, 2009 or 2008.


Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.


Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.


The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/10	YEAR ENDED 10/31/2009	YEAR ENDED 10/31/2008
MAINSTAY FUNDS
MainStay Common Stock Fund	$249,859	$212,977	$347,535
MainStay Convertible Fund	144,362	182,408	120,497
Mainstay Flexible Bond Opportunities Fund[1]	10,065	1,960	8,235
MainStay Global High Income Fund	2,960	30	9,896
MainStay Government Fund	1,018	759	0
MainStay High Yield Corporate Bond Fund	27,324	61,441	204,934
MainStay Income Builder Fund[2]	434,714	421,083	550,638
MainStay International Equity Fund	833,771	1,431,665	2,017,805
MainStay Large Cap Growth Fund	7,718,890	4,358,464	3,529,307
MainStay MAP Fund	934,339	1,123,561	1,332,048
MainStay Tax Free Bond Fund	0	0	14,438

ECLIPSE TRUST
MainStay Balanced Fund	217,249	277,021	555,843
MainStay U.S. Small Cap Fund[3]	499,140	1,153,363	2,552,982

ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	18,574	6,000	2,700

MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	315,453	202,175	130,558
MainStay 130/30 Growth Fund	118,438	135,418	61,312
MainStay 130/30 International Fund	131,559	122,851	31,275
MainStay Epoch Global Choice Fund	235,339	N/A	N/A
MainStay Epoch Global Equity Yield Fund	388,938	N/A	N/A
MainStay Epoch International Small Cap Fund	343,666	N/A	N/A
MainStay Epoch U.S. All Cap Fund[5]	443,924	323,145	345,483
MainStay Epoch U.S. Equity Fund	202,293	N/A	N/A
MainStay Floating Rate Fund	3,023	0	0
MainStay Growth Equity Fund	841,914	62,351	219,122
MainStay High Yield Municipal Bond Fund[6]	7,647	0	0
MainStay ICAP Equity Fund	678,972	1,112,337	1,056,672
MainStay ICAP Global Fund[7]	62,146	67,584	35,872
MainStay ICAP International Fund	1,414,584	1,177,675	996,675
MainStay ICAP Select Equity Fund	2,002,688	2,503,429	2,250,000
MainStay Intermediate Term Bond Fund	2,243	363	29
MainStay Retirement 2010 Fund	0	5,737	4,524
MainStay Retirement 2020 Fund	0	7,629	5,696
MainStay Retirement 2030 Fund	0	9,185	7,189
MainStay Retirement 2040 Fund	0	5,106	3,580
MainStay Retirement 2050 Fund	0	1,743	2,316
MainStay S&P 500 Index Fund	141,950	114,074	57,137
1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
6	The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.
7	The MainStay ICAP Global Fund commenced operations on April 30, 2008.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2010 and the dollar amount of the transactions involved. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services. The following table sets forth the value, as of October 31, 2010, of the shares issued by a regular broker/dealer and held by the Funds:


	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS
MainStay Common Stock Fund	$70,718,260	$70,713
MainStay Income Builder Fund	373,291,195	345,310
MainStay Large Cap Growth Fund	658,315,423	733,841
MainStay MAP Fund	831,625,986	654,751
ECLIPSE TRUST
MainStay Balanced Fund	43,057,822	43,056
MainStay U.S. Small Cap Fund	254,738,464	322,622
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	90,777,704	90,795
MainStay 130/30 Growth Fund	24,969,652	24,966
MainStay 130/30 International Fund	16,307,517	16,310
MainStay Epoch U.S. All Cap Fund	337,103,162	311,129
MainStay Growth Equity Fund	183,515,113	183,531
MainStay ICAP Equity Fund	661,803,390	495,765
MainStay ICAP Global Fund	39,997,945	46,178
MainStay ICAP International Fund	685,982,080	1,001,099
MainStay ICAP Select Equity Fund	1,991,880,224	1,493,938

As of October 31, 2010, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.


FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Common Stock Fund	Bank of America Corp.	$4,476,197
	Charles Schwab & Co.	75,737
	Citigroup, Inc.	434,823
	Goldman Sachs Group, Inc. (The)	1,583,265
	JPMorgan Chase & Co.	5,477,874
	Morgan Stanley & Co., Inc.	127,111
	State Street Bank and Trust Co.	1,025,793
	State Street Bank and Trust Co.	385,777
	Wells Fargo, Inc.	5,272,229
MainStay Convertible Fund	Bank of America Corp.	$2,167,880
	Citigroup, Inc.	17,999,778
	JP Morgan Chase & Co.	28,351,552
	Morgan Stanley & Co., Inc.	865,476
	State Street Bank and Trust Co.	35,212,036
MainStay Flexible Bond Opportunities Fund	Bank of America Corp.	$2,066,602
	Bank of America Corp.	76,707
	Barclays	1,270,312
	Citigroup, Inc.	870,353
	Citigroup, Inc.	807,732
	Deutsche Bank Securities, Inc.	682,039
	JPMorgan Chase & Co.	1,721,093
	Merrill Lynch & Co.	1,014,951
	Morgan Stanley & Co., Inc.	1,569,904
	State Street Bank and Trust Co.	6,380,919
	UBS Securities	42,012
	Wells Fargo, Inc.	388,381
	Wels Fargo, Inc.	100,000
MainStay Global High Income Fund	State Street Bank and Trust Co.	$11,689,459
MainStay Government Fund	Bank of America Corp.	$232,807
	Citigroup, Inc.	2,595,013
	Merrill Lynch & Co., Inc.	1,028,846
	State Street Bank and Trust Co.	9,193,355
MainStay High Yield Corporate Bond Fund	State Street Bank and Trust Co.	$208,088,549
MainStay Income Builder Fund	Bank of America Corp.	$2,083,598
	Citigroup, Inc.	3,451,614
	Citigroup, Inc.	5,098,411
	JPMorgan Chase & Co.	3,004,333
	Merrill Lynch & Co., Inc.	4,535,967
	Morgan Stanley & Co., Inc.	1,050,885
	State Street Bank and Trust Co.	38,702,377
	UBS Securities	1,610,308
	Wells Fargo, Inc.	1,260,308
MainStay International Equity Fund	Barclays	$2,297,709
	Credit Suisse First Boston	9,080,200
	State Street Bank and Trust Co.	6,352,290
	UBS Securities	10,194,980
MainStay Large Cap Growth Fund	Goldman Sachs Group, Inc. (The)	$158,777,175
	JPMorgan Chase & Co.	82,458,619
	State Street Bank and Trust Co.	230,718,214
MainStay MAP Fund	Bank of America Corp.	$3,499,542
	Citigroup, Inc.	1,163,013
	Credit Suisse First Boston	6,770,725
	Goldman Sachs Group, Inc. (The)	26,036,721
	JPMorgan Chase & Co.	2,093,591
	State Street Bank and Trust co.	39,262,963
	State Street Bank and Trust Co.	7,917,028
	UBS Securities	6,272,578
	Wells Fargo, Inc.	31,369,650
MainStay Money Market Fund	Bank of America Corp.	$1,000,509
	Citigroup, Inc.	4,002,587
	Deutsche Bank Securities, Inc.	19,100,000
	JPMorgan Chase & Co.	5,599,281
	Morgan Stanley & Co.	19,086,000
	SG Americas Securities, LLC	19,100,000
MainStay Principal Preservation Fund	Bank of America Corp.	$1,100,560
	Deutsche Bank Securities, Inc.	4,600,000
	JPMorgan Chase & Co.	999,872
	Morgan Stanley & Co, Inc.	4,831,000
	SG America Securities, LLC	4,600,000
ECLIPSE TRUST
MainStay Balanced Fund	Bank of America Corp.	$3,185,672
	Goldman Sachs Group, Inc. (The)	513,109
	Goldman Sachs Group, Inc. (The)	1,185,177
	HSBC	2,045,871
	JPMorgan Chase & Co.	3,226,556
	JPMorgan Chase & Co.	5,505,156
	Morgan Stanley & Co., Inc.	3,138,456
	State Street Bank and Trust Co.	992,653
	Wells Fargo, Inc.	2,674,235
MainStay U.S. Small Cap Fund	State Street Bank and Trust Co.	$18,273,155
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	Bank of America Corp.	$1,945,288
	Barclays	3,048,750
	Citigroup, Inc.	1,842,474
	Citigroup, Inc.	2,713,242
	Deutsche Bank Securities, Inc.	1,466,384
	Goldman Sachs Group, Inc. (The)	1,165,349
	JPMorgan Chase & Co.	1,043,898
	Merrill Lynch & Co., Inc.	2,260,574
	Morgan Stanley & Co., Inc.	2,532,654
	State Street Bank and Trust Co.	36,585,179
	Wells Fargo, Inc.	1,649,992
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	Bank of America Corp.	$4,394,962
	Charles Schwab & Co.	1,876,506
	Citigroup, Inc.	712,411
	Goldman Sachs Group, Inc. (The)	2,226,421
	JPMorgan Chase & Co.	5,489,276
	Morgan Stanley & Co., Inc.	524,558
	State Street Bank and Trust Co.	842,188
	State Street Bank and Trust Co.	2,250,781
	Wells Fargo, Inc.	4,982,923
MainStay 130/30 Growth Fund	JPMorgan Chase & Co.	$89,673
	State Street Bank and Trust Co.	33,709
MainStay 130/30 International Fund	Barclays	$1,430,040
	BNP Paribas	1,723,230
	Credit Suisse First Boston	1,351,833
	Deutsche Bank Securities, Inc.	627,387
	SG Americas Securities, LLC	1,354,476
	State Street Bank and Trust Co.	558,334
	UBS Securities	851,919
MainStay Cash Reserves Fund	Bank of America Corp.	$900,458
	BNP Paribas	15,249,918
	Citigroup, Inc.	5,003,370
	Deutsche Bank Securities, Inc.	26,550,000
	JPMorgan Chase & Co.	11,401,689
	Morgan Stanley & Co., Inc.	26,535,000
	SG Americas Securities LLC	44,798,635
MainStay Epoch Global Choice Fund	State Street Bank and Trust Co.	$1,430,175
MainStay Epoch Global Equity Yield Fund	State Street Bank and Trust Co.	$8,133,140
MainStay Epoch International Small Cap Fund	State Street Bank and Trust Co.	$921,115
MainStay Epoch U.S. All Cap Fund	State Street Bank and Trust Co.	$19,131,476
MainStay Epoch U.S. Equity Fund	State Street Bank and Trust Co.	$11,142,589
MainStay Floating Rate Fund	BNP Paribas	$7,290,000
	State Street Bank and Trust Co.	458,232
MainStay Growth Equity Fund	JPMorgan Chase & Co.	$5,419,172
	State Street Bank and Trust Co.	25,753
MainStay ICAP Equity Fund	Goldman Sachs Group, Inc. (The)	$22,086,847
	State Street Bank and Trust Co.	34,946,572
	Wells Fargo, Inc.	26,585,926
MainStay ICAP International Fund	Credit Suisse First Boston	$24,692,500
	State Street Bank and Trust Co.	22,735,615
	UBS Securities	20,323,659
MainStay ICAP Select Equity Fund	Goldman Sachs Group, Inc. (The)	$94,453,507
	State Street Bank and Trust Co.	131,000,800
	Wells Fargo, Inc.	100,836,442
MainStay ICAP Global Fund	Credit Suisse First Boston	$813,400
	Goldman Sachs Group, Inc. (The)	724,275
	State Street Bank and Trust Co.	992,724
	UBS Securities	727,991
	Wells Fargo, Inc.	955,832
MainStay Indexed Bond Fund	Bank of America Corp.	$7,743,400
	Barclays	449,570
	BNP Paribas	251,393
	Citigroup, Inc.	4,214,267
	Credit Suisse First Boston	3,686,179
	Deutsche Bank Securities, Inc.	379,056
	Goldman Sachs Group, Inc. (The)	2,907,477
	HSBC Securities	1,935,862
	JPMorgan Chase & Co.	9,051,273
	Merrill Lynch & Co., Inc.	968,203
	Morgan Stanley & Co., Inc.	6,335,219
	State Street Bank and Trust Co.	1,154,510
	UBS Securities	483,307
	Wells Fargo, Inc.	817,479
MainStay Intermediate Term Bond Fund	Bank of America Corp.	$4,954,849
	Citigroup, Inc.	10,984,996
	Goldman Sachs Group, Inc. (The)	11,346,158
	HSBC Securities	2,196,365
	JPMorgan Chase & Co.	10,742,719
	Merrill Lynch & Co., Inc.	1,711,196
	Morgan Stanley & Co., Inc.	4,943,655
	State Street Bank and Trust Co.	57,407,450
	UBS Securities	2,070,890
MainStay S&P 500 Index Fund	Bank of America Corp.	$13,601,119
	Charles Schwab & Co.	1,808,145
	Citigroup, Inc.	12,598,045
	Goldman Sachs Group, Inc. (The)	9,833,079
	JPMorgan Chase & Co.	17,680,004
	Morgan Stanley & Co., Inc.	4,116,756
	State Street Bank and Trust Co.	78,095
	State Street Bank and Trust Co.	2,483,467
	Wells Fargo, Inc.	16,172,443
MainStay Short Term Bond Fund	Bank of America Corp.	$941,217
	Citigroup, Inc.	1,209,722
	JPMorgan Chase & Co., Inc.	1,305,952
	Morgan Stanley & Co., Inc.	2,544,560
	State Street Bank and Trust Co.	2,762,806
	UBS Securities	994,511
	Well Fargo, Inc.	1,310,375

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).


Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.



HOW PORTFOLIO SECURITIES ARE VALUED

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Portfolio securities of the Money Market Funds are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Funds may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

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The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' portfolios by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between a Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Funds are valued:

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  by appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

  by appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

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Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

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Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, MainStay Group of Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Funds, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

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A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the Money Market Funds), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Funds will be sent a monthly statement for each month in which a transaction occurs.

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SHAREHOLDER TRANSACTIONS

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NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

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  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests between identical registrations;

  redemptions via check of $100,000 or less to the address of record only; and

  redemptions via ACH or wire to a bank previously established on an account.

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In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

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With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

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PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

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HOW TO PURCHASE SHARES OF THE FUNDS

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GENERAL INFORMATION

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Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Sweep Class, Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class or Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to NYLIM Service Company.

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BY MAIL

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Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc. ("BFDS"), the sub-transfer agent for the Funds, plus any applicable sales charge.

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BY WIRE

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An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:00 am and 6:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

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STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY	Fund Class
SHAREHOLDER NAME
SHAREHOLDER ACCOUNT NO.
DDA ACCOUNT NUMBER 99029415
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An Application Must Be Received By NYLIM Service Company Within Three Business Days.

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The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, federal funds must be received by NYLIM Service Company before 4:00 pm Eastern time.

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Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

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The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

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SYSTEMATIC INVESTMENT PLANS

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Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

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OTHER INFORMATION

Investors may, subject to the approval of the Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Funds reserve the right to amend or terminate this practice at any time. An investor must call MainStay at 800-MAINSTAY (624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund.

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The sales charge applicable to an investment in Investor Class and Class A shares of the MainStay Common Stock Fund, MainStay Convertible Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay U.S. Small Cap Fund, MainStay Conservative Allocation Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement Funds and the MainStay 130/30 Funds will be determined according to the following table:

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	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $50,000	5.50%	5.82%	4.75%	0.75%
$50,000 to $99,999	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None
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The sales charge applicable to an investment in Investor Class shares or Class A shares of the MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund and the MainStay Intermediate Term Bond Fund will be determined according to the following table:

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	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class shares or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.50%	2.56%	2.25%	0.25%
$250,000 to $499,999	2.00%	2.04%	1.75%	0.25%
$500,000 to $999,999	1.50%	1.52%	1.25%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class or Class A shares of the MainStay Floating Rate Fund will be determined according to the following table:

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	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.00%	2.04%	1.75%	0.25%
$250,000 to $499,999	1.50%	1.52%	1.25%	0.25%
$500,000 or more*	None	None	See Below*	None
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The sales charge for Investor Class or Class A shares of the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund will be determined according to the following table:

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	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 or more*	None	None	See Below*	None
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No sales charge applies on investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund), but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Investor Class and Class A Shares--Contingent Deferred Sales Charge, Investor Class and Class A."

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Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

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The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

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The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Tax Free Bond Fund, and MainStay Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share, 4.72% in the case of the MainStay Intermediate Term Bond Fund). Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2010. The offering price of shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

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NAV per Class A Share at October 31, 2010	$5.92
Per Share Sales Charge - 4.50% of offering price (4.73% of NAV per share)	$0.28
Class A Per Share Offering Price to the Public	$6.20
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The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay MAP Fund, MainStay Epoch U.S. All Cap Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay High Yield Opportunities Fund, MainStay U.S. Small Cap Fund and the MainStay 130/30 Funds will be 5.50% of the offering price per share (5.81% of NAV per share in the case of the Funds of the MainStay Funds, and 5.83% of NAV per share in the case of Funds of Eclipse Trust, Eclipse Funds Inc. and MainStay Funds Trust).

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Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Equity Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Growth Equity Fund on October 31, 2010. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

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NAV per Class A Share at October 31, 2010	$10.44
Per Share Sales Charge - 5.50% of offering price (5.84% of NAV per share)	$0.61
Class A Per Share Offering Price to the Public	$11.05
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The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the MainStay S&P 500 Index Fund on October 31, 2010. The offering price of shares of the MainStay Indexed Bond Fund and MainStay Short Term Bond Fund can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

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NAV per Class A Share at October 31, 2010	$27.34
Per Share Sales Charge - 3.00% of offering price (3.11% of NAV per share)	$0.85
Class A Per Share Offering Price to the Public	$28.19
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The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Asset Allocation Funds and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Growth Allocation Fund on October 31, 2010. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

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NAV per Class A Share at October 31, 2010	$10.22
Per Share Sales Charge - 5.50% of offering price (5.77% of NAV per share)	$0.59
Class A Per Share Offering Price to the Public	$10.81
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PURCHASES AT NET ASSET VALUE

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Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund) will not be subject to an initial sales charge, but may be subject to a CDSC of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A Shares."

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A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of Epoch, ICAP, MacKay Shields, Madison Square Investors, Markston, McMorgan & Company LLC and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker/dealer (and immediate family members) and any employee of BFDS that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class I shares of the Funds are sold at NAV to the Scholar'sEdge 529 Plan.

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In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

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Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders (i)who owned Service Class shares of a series of the Eclipse Trust or certain series of MainStay Funds Trust, as of December 31, 2003; (ii) who owned Class P shares of the Epoch Funds as of the closing date of the Reorganization; or (iii) if purchased through financial services firms such as broker/dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares. Investor Class shares and Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker/dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of other classes of shares. The Funds, the Distributor, the Transfer Agent or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

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Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders (additional purchases of Class I shares may not be available through certain financial intermediary firms, investment platforms or certain types of investment accounts that do not offer Class I shares for initial or subsequent purchases; shareholders should confirm with their financial intermediary before investing); (ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund; (iii) institutional investors; and (iv) existing Board Members. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to: (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates; (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates; (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors; (vi) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account.

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Although an investor will not pay a front-end sales charge on Investor Class shares, Class I shares or on Class A share investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund), the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Cash Reserves Fund and MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

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REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

RIGHT OF ACCUMULATION

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Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

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SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT ("LOI")

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Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

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On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

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Please note that you may not use a LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A SHARES

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In order to recover commissions paid to dealers on qualified investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund), a CDSC of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a CDSC.

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Investor Class and Class A shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The CDSC on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

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The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

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For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

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CONTINGENT DEFERRED SALES CHARGE, CLASS B SHARES

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A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. Please see "Exchange Privileges" below for additional information on CDSC.

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Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

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The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

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The following table sets forth the rates of the CDSC for all Funds except the MainStay Floating Rate Fund:

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YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	5.00%
Second	4.00%
Third	3.00%
Fourth	2.00%
Fifth	2.00%
Sixth	1.00%
Thereafter	None
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The following table sets forth the rates of the CDSC for the MainStay Floating Rate Fund:

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YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	3.00%
Second	2.00%
Third	2.00%
Fourth	1.00%
Thereafter	None
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In determining the rate of any applicable CDSC, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

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The CDSC will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

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ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59½, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of Eclipse Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

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Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold, except to Eclipse Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

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CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES

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A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

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Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The CDSC on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

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Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

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PURCHASES AND REDEMPTIONS – ADDITIONAL INFORMATION

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Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after NYLIM Service Company receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be accepted. The requirement for a medallion signature guaranteed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as Funds may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

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Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable CDSC.

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In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling NYLIM Service Company to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number available.

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The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

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Purchases and redemptions for each class of shares are discussed in the Prospectuses under the heading "Shareholder Guide," and that information is incorporated herein by reference.

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Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

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The NAV per share of each Fund is determined on each day the New York Stock Exchange is open for trading. Shares of each Fund are redeemable at NAV, at the option of the Fund's shareholders.

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MainStay Group of Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Funds with a certified Taxpayer I.D. number or such other tax-related certifications as the Funds may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Funds have requested) has been provided.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

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SYSTEMATIC WITHDRAWAL PLAN

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NYLIM Service Company acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable. See the Prospectus for more information.

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PURCHASES IN-KIND

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Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay Fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

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REDEMPTIONS IN-KIND

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The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

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SUSPENSION OF REDEMPTIONS

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The MainStay Group of Funds may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the MainStay Group of Funds; or (4) at any other time when the MainStay Group of Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares. Under current federal rules, a Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund's Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

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EXCHANGE PRIVILEGES

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

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Subject to the conditions and limitations described herein, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by New York Life Investments, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either of the following methods: (1) writing the Tranfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

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Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of any other MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

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Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

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If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

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In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer I.D. number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

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For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Tax Information" for information concerning the federal income tax treatment of a disposition of shares.

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The exchange privilege may be modified or withdrawn at any time upon prior notice.

REDEMPTION BY CHECK

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

AUTOMATIC CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

A shareholder's Investor Class, Class A and Class B shares may be subject to automatic conversions between share classes as described below.

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Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of a shareholder's Investor Class shares in any one Fund equals or exceeds the applicable minimum as stated in each Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder has otherwise become eligible to invest in Class A shares, the shareholder's Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, shareholders may not aggregate their holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (discussed above) in order to qualify for this conversion feature. Please also note that if a shareholder's account balance falls below the applicable minimum as stated in a Fund's Prospectus, whether by shareholder action or change in market value, after conversion to Class A shares or the shareholder no longer qualifies to hold Class A shares, the shareholder's account may be converted back to Investor Class shares.

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Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of the shareholder's Class A shares in any one Fund is less than the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder otherwise is no longer eligible to hold Class A shares, the shareholder's Class A shares of that Fund will be converted automatically into Investor Class shares.

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Class B shares automatically convert to Class A shares, or Investor Class shares if a shareholder is not eligible to hold Class A shares, at the end of the calendar quarter eight years (four years for the MainStay Floating Rate Fund) after the date the shares were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Investor Class shares or Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

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The automatic conversions described above are based on the relative NAVs of the two classes, and no sales load orother charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. Although the Fundsexpect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss fortax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. TheFunds reserve the right to modify or eliminate this automatic share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class A shares received by holders of Class P shares of any of the Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described above.

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VOLUNTARY CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

In addition to any automatic conversion features described above with respect to Investor Class, Class A and Class B shares, shareholders generally may also elect to convert shares on a voluntary basis into another share class of the same Fund for which the shareholder is eligible. However, the following limitations apply: (i) Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and (ii) all Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described above with respect to Investor Class, Class A and Class B shares.

An investor or an investor's financial intermediary may contact a Fund to request a voluntary conversion between share classes of the same Fund. Shareholders may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. If a shareholder fails to remain eligible for the new share class, the shareholder may automatically be converted back to the original share class. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

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Shares of a Fund, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

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Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

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Shares of a Fund, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

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TRADITIONAL IRAs. For 2011, an individual who has not attained age 70½ may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

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Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

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(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2011, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for 2011.

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(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

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(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $56,000 and phased out at $66,000 (for 2011). The deduction threshold level if you are married and file a joint tax return is $90,000 and phased out at $110,000 (for 2011), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2010). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $169,000 and phased out at $179,000 (for 2011).

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The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

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Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

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To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

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ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2011, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $107,000 and $122,000 ($169,000 - $179,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

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Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

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COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Cusodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

GENERAL INFORMATION

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Shares of a Fund, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

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The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

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Each Fund intends to elect and qualify annually to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

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The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such those funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

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Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

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If a Fund does not meet all of these Internal Revenue Code requirements, it would be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

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The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

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CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS — GENERAL

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Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

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The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

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The maximum individual tax rate on income from qualified dividends and long-term capital gains is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2012 in the absence of further congressional action. After 2012, the long-term capital gains rate is currently scheduled to increase to 20% and qualified dividends are currently scheduled to be taxed at ordinary income tax rates. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends.

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If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

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For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which the MainStay Funds of Funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds.

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A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

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Distributions by a Fund (other than the Money Market Funds) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

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A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

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CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS — THE MAINSTAY HIGH YIELD MUNICIPAL BOND FUND AND MAINSTAY TAX FREE BOND FUND

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The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by corporations.

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Although a significant portion of the distributions by the Funds generally is expected to be exempt from federal taxes, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

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In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

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Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

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Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

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Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

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Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

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Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

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Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

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FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

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A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Net capital losses for tax years beginning after December 22, 2010 may be carried forward without limitation. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2010, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

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FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000's)
MainStay Balanced Fund	2016	$25,929
	2017	95,183
MainStay Common Stock Fund	2016	19,054
	2017	103,034
MainStay Conservative Allocation Fund	2017	9,959
	2018	2,337
MainStay Convertible Fund	2017	242
MainStay Epoch Global Choice Fund	2016	1,567
	2017	6,772
	2018	5,033
MainStay Epoch Global Equity Yield Fund	2016	68,186
	2017	74,227
MainStay Epoch International Small Cap Fund	2016	41,095
	2017	66,763
MainStay Epoch U.S. All Cap Fund	2017	4,614
MainStay Flexible Bond Opportunities Fund[1]	2014	1,279
	2016	4,026
	2017	2,671
MainStay Floating Rate Fund	2012	229
	2013	3,166
	2014	1,437
	2015	14,042
	2016	30,852
	2017	7,484
	2018	2,003
MainStay Growth Allocation	2017	21,809
	2018	10,087
MainStay Growth Equity Fund	2015	21,350
	2016	62,822
	2017	14,162
MainStay High Yield Corporate Bond Fund	2011	306,034
	2014	34,845
	2016	84,576
	2017	268,624
MainStay Income Builder Fund	2015	19,979
	2016	22,045
	2017	49,211
MainStay International Equity Fund	2016	29,857
	2017	53,694
MainStay Large Cap Growth Fund	2016	29,684
	2017	125,085
MainStay MAP Fund	2015	14,278
	2016	34,567
	2017	147,180
MainStay Moderate Allocation Fund	2017	25,133
	2018	5,033
MainStay Moderate Growth Allocation Fund	2017	33,934
	2018	8,383
MainStay S&P 500 Index Fund	2013	5,221
	2014	51,930
	2016	39,050
	2018	21,700
MainStay Tax Free Bond Fund	2011	3,146
	2012	478
	2016	1,647
	2017	12,322
MainStay U.S. Small Cap Fund	2015	35,469
	2016	184,447
	2017	47,653
MainStay 130/30 Core Fund	2017	14,138
MainStay 130/30 Growth Fund	2017	2,523
MainStay 130/30 International Fund	2016	5,878
	2017	28,872
MainStay ICAP Equity Fund	2016	16,545
	2017	211,207
MainStay ICAP Select Equity Fund	2015	16,397
	2016	237,469
	2017	424,560
MainStay ICAP Global Fund	2016	2,624
	2017	9,136
MainStay ICAP International Fund	2016	79,728
	2017	146,267

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1	Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.
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The following Funds utilized capital loss carryforwards during the year ended October 31, 2010:

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MainStay Balanced Fund	$41,425
MainStay Common Stock Fund	18,668
MainStay Convertible Fund	36,248
MainStay Epoch Global Equity Yield Fund	3,718
MainStay Epoch International Small Cap fund	6,208
MainStay Epoch U.S. All Cap Fund	19,029
MainStay Flexible Bond Opportunities Fund	1,856
MainStay Global High Income Fund	7,069
MainStay Government Fund	450
MainStay Growth Equity Fund	27,434
MainStay High Yield Corporate Bond Fund	19,492
MainStay Income Builder Fund	38,811
MainStay Intermediate Term Bond Fund	6,007
MainStay International Equity Fund	13,700
MainStay Large Cap Growth Fund	205,646
MainStay MAP Fund	74,119
MainStay Tax Free Fund	4,971
MainsStay U.S. Small Cap Fund	32,385
MainStay 130/30 Core Fund	9,589
MainStay 130/30 Growth Fund	10,375
MainStay 130/30 International Fund	4,261
MainStay ICAP Equity Fund	55,623
MainStay ICAP Select Equity Fund	186,056
MainStay ICAP Global Fund	2,401
MainStay ICAP International Fund	1,284
MainStay Retirement 2010 Fund	917
MainStay Retirement 2020 Fund	1,352
MainStay Retirement 2030 Fund	1,811
MainStay Retirement 2040 Fund	1,048
MainStay Retirement 2050 Fund	758
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In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2010.

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MainStay High Yield Corporate Bond Fund	149,628
MainStay S&P 500 Index Fund	9,978
MainStay U.S. Small Cap Fund	40,133
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DISPOSITIONS OF FUND SHARES

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Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

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A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

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Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

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DISCOUNT

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS, AND SIMILAR INSTRUMENTS

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Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by each Fund to treat certain forwards, futures and options as capital gain or loss.

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Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

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Certain rules may affect the timing and character of gain if a Fund or Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund or Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

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A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

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Regarding the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to the Funds.

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The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

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Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

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FOREIGN TAXES

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

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Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (generally with the exception of the MainStay 130/30 International Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Equity Fund and MainStay International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

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MainStay 130/30 International Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Equity Fund and MainStay International Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified by February 15 whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

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The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

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Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Funds), except in the case of certain exempt shareholders.

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Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay High Yield Municipal Bond Fund and MainStayTax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

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Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

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Shareholders of the MainStay High Yield Municipal Bond Fund and/or the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

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FOREIGN SHAREHOLDERS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

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Effective January 1, 2013, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

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Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

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OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

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ECLIPSE TRUST

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Eclipse Trust is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on July 30, 1986.

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Eclipse Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of Eclipse Trust are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

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The following organizational changes have occurred since January 1, 2006:

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  MainStay Small Cap Opportunity Fund reopened on June 29, 2007;

  MainStay Mid Cap Opportunity Fund changed its name to MainStay Mid Cap Core Fund on September 29, 2008;

  MainStay Small Cap Opportunity Fund changed its name to MainStay Small Company Value Fund on February 13, 2009;

  MainStay Mid Cap Core Fund merged into MainStay MAP Fund, a series of The MainStay Funds, effective October 23, 2009; and

  MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund, effective October 30, 2009.

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ECLIPSE FUNDS INC.

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Eclipse Funds Inc. is an open-end management investment company (or mutual fund), incorporated as a Maryland corporation on September 21, 1990.

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The authorized capital stock of Eclipse Funds Inc. consists of 30.8 billion shares of common stock, with a par value of $0.01 per share. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable subject to any limitations set forth in the MainStay High Yield Opportunities Fund's Prospectus and this SAI.

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The following organizational changes have occurred since January 1, 2006:

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  MainStay Retirement Funds and the MainStay 130/30 Funds commenced operations on June 29, 2007;

  MainStay All Cap Value Fund merged into MainStay ICAP Equity Fund of ICAP Funds, Inc. on July 26, 2007;

  MainStay Large Cap Opportunity Fund was closed to new purchases on September 28, 2008 and liquidated on October 30, 2008;

  MainStay All Cap Growth changed its name to MainStay Epoch U.S. All Cap Fund effective October 16, 2009;

  MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund effective February 26, 2010; and

  Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust.

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MAINSTAY FUNDS TRUST

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MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

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MainStay Funds Trust has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

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The following organizational changes have occurred since inception:

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  MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Epoch U.S. Equity Fund commenced operations on November 18, 2009;

  Effective January 1, 2010, the fiscal year end changed from December 31 to October 31;

  Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. or Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust; and

  MainStay High Yield Municipal Bond Fund commenced operations on March 30, 2010.

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THE MAINSTAY FUNDS

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The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

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The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

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The following organizational changes have occurred since January 1, 2006 :

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  MainStay Principal Preservation Fund and MainStay Institutional Bond Fund each commenced operations on November 28, 2007;

  MainStay Total Return Fund changed its name to the MainStay Income Builder Fund effective as of the close of business October 16, 2009;

  MainStay Small Cap Value Fund merged into MainStay Small Cap Opportunity, a series of Eclipse Trust, effective February 13, 2009;

  MainStay Institutional Bond Fund merged into MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc., effective October 16, 2009;

  MainStay Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 12, 2009;

  MainStay Mid Cap Growth Fund merged into MainStay Large Cap Growth Fund, effective as of the close of business November 12, 2009;

  MainStay Mid Cap Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 24, 2009;

  MainStay Small Cap Growth Fund merged into MainStay Small Company Value Fund, a series of Eclipse Trust, effective as of the close of business November 24, 2009;

  MainStay Capital Appreciation Fund merged into MainStay Growth Equity Fund, a series of Eclipse Funds Inc., effective as of the close of business November 24, 2009; and

  MainStay Diversified Income Fund changed its name to the MainStay Flexible Bond Opportunities Fund effective February 28, 2011.

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VOTING RIGHTS

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Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND BOARD MEMBER LIABILITY

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Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of Eclipse Trust and The MainStay Funds, respectively. The respective Declarations of Trust each contain an express disclaimer of shareholder liability for acts or obligations of the respective Trusts. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the respective Trust or the Board Members. The Declarations of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declarations of Trust also provide that the MainStay Funds and Eclipse Trust, respectively, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the respective Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

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The Declarations of Trust for Eclipse Trust and The MainStay Funds further provide that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

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The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

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REGISTRATION STATEMENTS

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the MainStay Group of Funds. KPMG examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

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NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with BFDS located at 2 Heritage Drive, N. Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

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BFDS will perform certain of the services for which MainStay Funds is responsible. In addition, the Funds or MainStay Funds may contract with other service organizations, including affiliates of MainStay Funds and broker/dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Funds.

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NYLIM Service Company has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

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NYLIM Service Company fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

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SUB-ADMINISTRATOR

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State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

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CUSTODIAN

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

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The following table sets forth information concerning beneficial and record ownership, as of January 31, 2011, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2011 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

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NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MAINSTAY COMMON STOCK FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	122,765.9040	11.11%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	12,042.0990	9.60%
		THERESA COLLINS USUFRUCT JAMES N COLLINS & GENE M COLLINS KAREN T & JOHN W COLLINS NAKED OWNERS 4006 WALNUT DRIVE NEW IBERIA LA 70563-3342	13,295.1730	10.60%
	CLASS I	MAINSTAY RETIREMENT -- 2030 FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	1,489,685.0230	6.53%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY GROWTH ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	1,692,158.7540	7.42%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	2,559,256.5860	11.22%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE GROWTH ALLOC FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	2,440,904.8850	10.70%
		BENESYS ADMIN. BOARD OF TRUSTEES TRUST IND CARPENT. & PRECAST PENSION FUND 1731 TECHNOLOGY DRIVE, SUITE 570 SAN JOSE, CA 95110-1326	1,142,808.5630	5.01%
		NFS LLC FEBO STATE STREET BANK TRUST COMPANY TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON NY 10528-2418	1,786,989.4290	7.83%
		SEI PRIVATE TRUST COMPANY C/O M&T BANK (ID 337) ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	1,540,859.6430	6.76%
MAINSTAY CONVERTIBLE FUND	CLASS A	CITIGROUP GLOBAL MARKETS INC ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	2,188,635.1860	8.38%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T96 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	295,292.0590	8.50%
	CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	574,865.1680	9.48%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,535,427.7820	25.32%
		CITIGROUP GLOBAL MARKETS INC ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	779,935.2450	12.86%
	CLASS I	ATTN: MUTUAL FUNDS ADMINISTRATOR C/O FROST BANK (ID 390) SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6,225,059.7290	35.38%
		MAC & CO ATTN: MUTUAL FUND OPS P.O. BOX 3198 PITTSBURGH PA 15230-3198	4,894,338.5580	27.82%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,246,920.1890	7.09%
MAINSTAY DIVERSIFIED INCOME FUND	CLASS A	NYLIFE DISTRIBUTORS INC. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,194,652.7280	8.75%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T90 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	148,445.7420	6.99%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	706,988.5690	20.02%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	305,308.3180	8.65%
	CLASS I	NEW YORK LIFE INSURANCE COMPANY MSVP CONS. ALLOCATION FUND (57200) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK NY 10010-1603	537,875.1920	13.37%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE ALLOCATION FUND (57220) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	545,885.4010	13.57%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE GROWTH ALLOC (57230) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	259,289.9570	6.45%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	455,771.5100	11.33%
		NEW YORK LIFE INSURANCE COMPANY MS CONSERVATIVE ALLOCATION FUND C/O MAGGIE GOODMAN 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	330,036.4640	8.21%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE GROWTH ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	206,132.2180	5.13%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	846,284.5820	21.04%
		PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FLOOR 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	306,766.2810	7.63%
MAINSTAY EPOCH GLOBAL CHOICE	CLASS A	WELLS FARGO BANK, NA FBO CHARLENE ZIDELL INVESTMENT A/C P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	6,221.3520	5.10%
		MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,079.6990	6.62%
		PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FLOOR 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	36,556.5280	29.97%
		CHARLES SCHWAB & CO INC. ATTN: MUTUAL FUNDS DEPT TEAM M 333/08-402 101 MONTGOMERY STREET	15,445.1210	12.66%
		BARCLAYS CAPITAL INC. 70 HUDSON STREET, 7TH FLOOR JERSEY CITY NJ 07302-4585	9,528.1310	7.81%
	CLASS C	ALISON KELLEY TOD REGISTRATION ON FILE 1222 N AVE G SHINER TX 77984-5246	173.2500	5.99%
		NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF WILLIAM B LEASE 1133 CLUB DRIVE JOHNSTOWN PA 15905-1906	277.9710	9.60%
		NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,876.2140	64.82%
		AMERITRADE INC. P.O. BOX 2226 OMAHA NE 68103-2226	188.8770	6.53%
		NFS LLC FEBO NFS/FMTC IRA FBO GINGER B OSIEK 2201 CAINS LANE MANSFIELD TX 76063-7604	177.6830	6.14%
	CLASS I	TIEDEMANN TRUST COMPANY ATTN: TRUST DEPARTMENT 1201 N MARKET STREET, SUITE 1406 WILMINGTON DE 19801-1163	179,400.2710	5.15%
		BECKWITH INVESTMENT LTD PARTNERSHIP 2790 MOSSIDE BOULEVARD, SUITE 610 MONROEVILLE PA 15146-2757	175,765.1160	5.04%
		NEW YORK LIFE INSURANCE COMPANY MSVP CONS. ALLOCATION FUND (57200) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	281,884.1990	8.09%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE ALLOCATION (57220) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	399,990.9710	11.48%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE GROWTH ALLOC (57230) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	438,874.6760	12.60%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	293,865.6230	8.43%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE GROWTH ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	277,648.1390	7.97%
	INVESTOR CLASS	GEORGE T GRAHAM, CNSV FBO JESSE R GRAHAM 407 WEST CAMBRIA STREET NEWCASTLE WY 82701-2001	813.8020	7.41%
		ARTHUR W REYNOLDS 4347 LARKSPUR LANE CHINO CA 91710-5024	620.1280	5.65%
		NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,877.9520	17.10%
		NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF JAMES P KAMERER 306 BEECHWOOD BOULEVARD BUTLER PA 16001-1607	648.9290	5.91%
MAINSTAY EPOCH GLOBAL EQUITY YIELD	CLASS A	NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	1,056,957.1330	16.59%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	599,712.6600	9.42%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	754,343.0050	11.84%
	CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	106,013.3460	11.20%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	265,941.7700	28.09%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	338,397.2860	35.74%
	CLASS I	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS DEPT TEAM M 333/08-402 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,776,470.2960	23.15%
		GENWORTH FINANCIAL TRUST COMPANY FBO GENWORTH FIN. WEALTH MANAGEMENT MUTUAL CLIENTS & FBO CUSTODIAL CLIENTS 3200 NORTH CENTRAL AVENUE, FLOOR 7 PHOENIX AZ 85012-2468	12,603,989.6270	43.06%
	INVESTOR CLASS	DALE & JACQUELINE PECK FAMILY TRUST JACQUELINE C PECK TTEE UA DTD 05/05/2006 22662 FERNWOOD STREET LAKE FOREST CA 92630-3609	3,203.7620	9.21%
		NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,932.2020	5.56%
MAINSTAY EPOCH INTERNATIONAL SMALL CAP	CLASS A	NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	58,709.5470	14.37%
	CLASS C	NFS LLC FEBO MYRA M FRIEDMAN TTEE MYRA M FRIEDMAN REVOCABLE TRUST 2816 SILVERLEAF LANE NAPLES FL 34105-3032	10,915.5780	11.92%
		NFS LLC FEBO NFS/FMTC IRA - BDA NSPS LISA J RICKARD 20060 GILMORE ROAD FREDERICKTOWN OH 43019-9456	4,701.4210	5.14%
		NFS LLC FEBO MATT EL-KADI LIBERTY EL-KADI 420 HEIGHTS DRIVE GIBSONIA PA 15044-6031	4,710.9090	5.15%
		NFS LLC FEBO NFS/FMTC IRA FBO C LYNNE OSTROW 2017 GLENMARK AVENUE MORGANTOWN WV 26505-2963	6,747.2290	7.37%
	CLASS I	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS DEPARTMENT TEAM M 333/08-402 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	725,696.0980	7.52%
		GENWORTH FINANCIAL TRUST COMPANY 401K PLAN FBO GENWORTH FIN WEALTH MANAGEMENT & MUTUAL 3200 NORTH CENTRAL AVENUE, FLOOR 7 PHOENIX AZ 85012-2468	5,680,213.0240	58.86%
		SEI PRIVATE TRUST COMPANY C/O UNION BANK (ID 797) 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	502,780.6590	5.21%
	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,590.9970	5.82%
MAINSTAY EPOCH U.S. EQUITY FUND	CLASS A	PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FLOOR 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	65,427.2470	67.67%
	CLASS C	NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF CLAUDIA A BRANDLEY 14 PHYLLIS ROAD FOXBORO MA 02035-1516	498.9800	17.01%
		NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF LEA SMITH CLARK 1918 HURRICANE ROAD NEW MARKET AL 35761-9544	193.8690	6.61%
		NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	2,239.8300	76.37%
	CLASS I	ATTN: MUTUAL FUND ADMINISTRATION C/O ROPES & GRAY (ID 537) SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	1,651,668.0090	8.56%
		WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT CASH/CASH P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	3,421,965.8610	17.73%
	INVESTOR CLASS	NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF PAUL L WHITE 7216 MARTIN WRIGHT ROAD WESTFIELD NY 14787-9606	508.0670	5.35%
		NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	2,248.3970	23.67%
		MYA INC. PROFIT SHARING PLAN MYA HARRISON TRUSTEE P.O. BOX 1805 UPPER MARLBORO MD 20773-1805	514.0810	5.41%
		NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF JAMES P KAMERER 306 BEECHWOOD BOULEVARD BUTLER PA 16001-1607	732.5580	7.71%
		NEW YORK LIFE TRUST COMPANY CUSTODY FOR THE IRA OF WILFRED LAKE 334 BROWN STREET TEWKSBURY MA 01876-4144	649.4720	6.84%
MAINSTAY GLOBAL HIGH INCOME FUND	CLASS A	CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	790,558.6140	6.52%
	CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	475,538.9540	6.47%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	2,125,006.4030	28.90%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	1,036,013.3980	14.09%
	CLASS I	NEW YORK LIFE INSURANCE COMPANY MAINSTAY VP MODERATE ALLOCATION (57220) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	200,974.5900	5.17%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,953,921.6520	50.26%
		MAINSTAY RETIREMENT 2030 FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	310,773.3840	7.99%
		NEW YORK LIFE INSURANCE COMPANY MSVP CONS. ALLOCATION FUND (57200) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	203,767.0650	5.24%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE GROWTH ALLOC (57230) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	200,574.2080	5.16%
MAINSTAY GOVERNMENT FUND	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND P.O. BOX 8338 BOSTON MA 02266-8338	4,100,272.4080	20.08%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T88 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	189,054.6540	5.05%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	384,927.4880	12.28%
		CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	221,981.1690	7.08%
	CLASS I	RELIANCE TRUST COMPANY FBO OVID BELL PRESS RETIREMENT PLAN P.O. BOX 48529 ATLANTA GA 30362-1529	21,694.5220	6.48%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	64,561.1610	19.29%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	235,880.4100	70.49%
MAINSTAY HIGH YIELD CORPORATE BOND FUND	CLASS B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	3,157,199.1960	5.21%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	21,213,995.3910	18.19%
		CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	13,962,993.3240	11.97%
	CLASS I	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	49,376,833.7180	15.61%
		PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FLOOR 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	77,175,946.1700	24.40%
		MCWOOD & COMPANY P.O. BOX 29522 RALEIGH NC 27626-0522	17,498,735.3090	5.53%
	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	131,110.7730	7.92%
		STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER (401 K PRODUCT) 105 ROSEWOOD AVENUE WESTWOOD MA 02090	314,696.9470	19.01%
		TD AMERITRADE TRUST COMPANY CO # 00L71 P.O. BOX 17748 DENVER CO 80217-0748	329,112.7890	19.88%
		MG TRUST COMPANY CUSTODY FBO TOWN OF NATICK 457 DEFERRED COMP. (401K) 700 17TH STREET, SUITE 300 DENVER CO 80202-3531	86,596.2110	5.23%
MAINSTAY HIGH YIELD MUNICIPAL BOND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	252,367.9800	32.82%
	CLASS I	NEW YORK LIFE INVESTMENT MANAGEMENT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	4,023,564.8860	90.01%
	INVESTOR CLASS	DARYL D MONASMITH 843 BLAKE STREET WRAY CO 80758-2206	3,301.7360	5.06%
MAINSTAY INCOME BUILDER FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	133,306.1140	19.20%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	43,923.4180	6.33%
	CLASS I	NEW YORK LIFE PROG-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	4,341,862.7740	41.82%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	4,248,481.7750	40.92%
MAINSTAY INTERNATIONAL EQUITY FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	543,041.7690	6.52%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	225,535.2380	13.88%
		CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	254,055.6460	15.63%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	1,948,532.8360	8.27%
		NEW YORK LIFE PROG-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK NY 10010-1603	4,436,569.4910	18.82%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE GROWTH ALLOCATION FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON WANEY/JAE YOON NEW YORK LIFE INVESTMENT MANAGEMENT NEW YORK NY 10010-1603	1,441,693.4340	6.12%
	CLASS R1	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	360,273.5650	71.46%
		WILMINGTON TRUST RISC TTEE FBO ORTHOFIX INTERNATIONAL FUND OF FUNDS P.O. BOX 52129 PHOENIX AZ 85072-2129	52,866.1520	10.49%
		VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO KEN-CREST SERVICES (403B) 2929 ALLEN PARKWAY, A6-20 HOUSTON TX 77019-7117	26,279.6990	5.21%
	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	155,433.6930	14.15%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	315,225.0270	28.69%
		FIIOC FBO PYROMATION (401K) 100 MAGELLAN WAY -- KWIC COVINGTON KY 41015-1987	103,649.1580	9.43%
		FRONTIER TRUST COMPANY FBO THE FEDELI GROUP, INC. PROFIT SHARING 209126 P.O. BOX 10758 FARGO ND 58106-0758	68,451.9120	6.23%
	CLASS R3	JOSEPH HINES FBO DECIMET SALES, INC. (401K) PROFIT SHARING PLAN & TRUST 14200 JAMES ROAD ROGERS MN 55374-9479	11,319.5300	12.93%
		THOMAS CASALE FBO CASALES AUTO BODY, INC. (401K) PROFIT SHARING PLAN & TRUST 2741 HARTFORD AVENUE JOHNSTON RI 02919-1617	6,459.3990	7.38%
		CHRISTOPHER WRIGHT FBO AFFTON TRUCKING CO., INC. (401K) PROFIT SHARING PLAN & TRUST 420 GIMBLIN ROAD SAINT LOUIS MO 63147-2310	12,539.7690	14.32%
		FRONTIER TRUST COMPANY FBO WATSON FAMILY DENTISTRY P.O. BOX 10758 FARGO ND 58106-0758	4,940.5540	5.64%
		MG TRUST COMPANY CUSTODY FBO WAGNER OIL (DUES) (401K) 700 17TH STREET, SUITE 300 DENVER CO 80202-3531	4,421.1040	5.05%
		FRONTIER TRUST COMPANY FBO UNITED STATES BEVERAGE, LLC. (401K) P.O. BOX 10758 FARGO ND 58106-0758	4,831.2160	5.52%
		FRONTIER TRUST COMPANY FBO VALERIO DEWALT TRAIN ASSOC., INC. P.O. BOX 10758 FARGO ND 58106-0758	4,851.1840	5.54%
MAINSTAY LARGE CAP GROWTH FUND	CLASS A	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	37,907,066.2590	22.66%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	12,177,616.7970	7.28%
		CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	20,023,863.0950	11.97%
		PFPC INC. AS AGENT PFPC TRUST COMPANY FBO HILLIARD LYONS MS F4-F760-1A-8 KING OF PRUSSIA PA 19406-1212	12,355,740.1010	7.39%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,209,732.6900	9.57%
	CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,520,310.7870	5.71%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	29,181,753.3030	66.10%
	CLASS I	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	96,845,816.6250	18.52%
		CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	47,793,191.1010	9.14%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054	34,046,816.9920	6.51%
		NFS LLC FEBO -- FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY -- KW1C COVINGTON KY 41015-1987	32,275,200.4810	6.17%
	CLASS R1	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FOR BNFT CUST C/O STEVEN SEARS -- ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	8,327,367.2810	12.30%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	3,518,588.6630	5.20%
		WELLS FARGO BANK, NA FBO RETIREMENT PLAN SERVICES P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	3,888,658.7920	5.74%
		NFS LLC FEBO -- FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY -- KW1C COVINGTON KY 41015-1987	22,973,295.9810	33.92%
		JP MORGAN CHASE BANK TRUSTEE-TIAA CREF RETIREMENT PLANS 1 CHASE MANHATTAN PLAZA, FLOOR 19 NEW YORK NY 10005-1401	7,537,241.3410	11.13%
	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 JACKSONVILLE FL 32246-6484	11,269,961.0450	32.09%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	4,045,936.8250	11.52%
		STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER (401 K PRODUCT) 105 ROSEWOOD AVENUE WESTWOOD MA 02090	2,725,365.6030	7.76%
		JP MORGAN CHASE BANK AS TRUSTEE FBO REPUBLIC NATL DISTRIBUTING CO., LLC (401K) C/O JP MORGAN RPS -- 5500 TEAM 9300 WARD PARKWAY KANSAS CITY, MO 64114-3317	3,888,944.7020	11.07%
	CLASS R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUST PL 763 SWISSPORT NORTH AMERICA, INC. 45025 AVIATION DRIVE, SUITE 350 DULLES VA 20166-7526	861,069.1540	9.57%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	2,658,356.4450	29.53%
		ING LIFE INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	638,943.9970	7.10%
		STATE STREET CORPORATION AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN STREET BOSTON MA 02111-2901	1,047,915.3340	11.64%
	INVESTOR CLASS	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUST PL 006 FRESH START BAKERIES 145 S STATE COLLEGE BOULEVARD, SUITE 200 BREA CA 92821-5806	800,442.3950	5.77%
MAINSTAY MAP FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	733,444.4020	6.28%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,167,047.5870	20.82%
		CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	666,906.6070	11.90%
	CLASS I	NEW YORK LIFE PROG-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK NY 10010-1603	2,191,128.0340	8.36%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE ALLOCATION (57220) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAE YOON NEW YORK NY 10010-1603	1,343,147.2290	5.12%
		NEW YORK LIFE INSURANCE COMPANY MSVP MODERATE GROWTH ALLOC (57230) 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK NY 10010-1603	2,053,672.8180	7.83%
		NEW YORK LIFE INSURANCE COMPANY MS MODERATE GROWTH ALLOC FUND 51 MADISON AVENUE, FLOOR 11 ATTN: JON SWANEY/JAY YOON NEW YORK LIFE INVESTMENT MGMT NEW YORK NY 10010-1603	1,424,490.4300	5.43%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	6,917,994.8470	26.38%
	CLASS R1	RELIANCE TRUST COMPANY CUSTODIAN FBO MID HUDSON VALLEY FEDERAL CREDIT UNION (401K) P.O. BOX 48529 ATLANTA GA 30362-1529	11,147.9990	47.66%
		CHARLES SCHWAB & COMPANY, INC. ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,735.3970	24.52%
		MCB TRUST SERVICES CUST FBO BARRY J CAZAUBON, DDS 700 17TH STREET, SUITE 300 DENVER CO 80202-3531	2,206.0270	9.43%
		COUNSEL TRUST DBA MATC FBO HERITAGE ENGINEERING LLC (401K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	2,335.6530	9.98%
	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	85,157.3340	10.64%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	276,768.7550	34.59%
		FIIOC FBO BAKERCORP PROFIT SHARING & RETIREMENT PLAN -- KWIC 100 MAGELLAN WAY COVINGTON KY 41015-1987	112,703.9050	14.09%
		PIMS/PRUDENTIAL RETIREMENTAS NOMINEE FOR THE TTEE/CUST PL 008 MINISTRY HEALTH CARE LEGACY, INC. 11925 WEST LAKE PARK DRIVE, SUITE 100 MILWAUKEE WI 53224-3002	99,927.4920	12.49%
	CLASS R3	STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER(401K PRODUCT) 105 ROSEWOOD AVENUE WESTWOOD MA 02090	11,777.8750	21.56%
		MG TRUST COMPANY CUST FBO LAW OFF. RIPLEY AND ASSOC. 700 17TH STREET, SUITE 300 DENVER CO 80202-3531	2,997.4880	5.49%
		FRONTIER TRUST COMPANY FBO SCHNELKER ENGINEERING 401(K) P.O. BOX 10758 FARGO ND 58106-0758	3,505.2790	6.42%
		FRONTIER TRUST COMPANY FBO DELJO HEATING & COOLING, INC. 401(K) P.O. BOX 10758 FARGO ND 58106-0758	3,364.0230	6.16%
		FRONTIER TRUST COMPANY FBO SALEM GIANT EAGLE 401(K) P.O. BOX 10758 FARGO ND 58106-0758	4,031.5410	7.38%
		FRONTIER TRUST COMPANY FBO FOUNDERS SERVICE AND MFG CO., INC. P.O. BOX 10758 FARGO ND 58106-0758	2,778.0720	5.09%
		MG TRUST COMPANY CUST FBO KENNEDY, WHITE & RIGGS ORTHOPAEDICS (401K) 700 17TH STREET, SUITE 300 DENVER CO 80202-3531	3,977.2480	7.28%
		COUNSEL TRUST DBA MATC FBO NATSOURCE LLC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	2,902.9330	5.31%
		FRONTIER TRUST COMPANY FBO FEIST CABINETS & WOODWORKS, INC. P.O. BOX 10758 FARGO ND 58106-0758	3,818.7980	6.99%
MAINSTAY MONEY MARKET FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	83,316,425.6500	27.27%
MAINSTAY PRINCIPAL PRESERVATION FUND	CLASS I	MCMORGAN & COMPANY LLC ATTN: MARK FLANAGAN 1 FRONT STREET, SUITE 500 SAN FRANCISCO CA 94111-5327	17,370,249.9300	16.24%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054	15,491,382.4800	14.48%
		SEI PRIVATE TRUST COMPANY C/O UNION BANK OF CALIFORNIA ATTN: MUTUAL FUNDS 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	15,545,150.7400	14.53%
MAINSTAY TAX FREE BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T79 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	3,317,132.1730	13.08%
	CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	693,089.6440	9.94%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	2,914,467.2030	41.79%
		CITIGROUP GLOBAL MARKETS INC ATTN: PETER BOOTH, 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	451,260.2410	6.47%
	CLASS I	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE FL 32246-6484	1,326,571.9660	87.89%

THE MAINSTAY FUNDS

MAINSTAY EQUITY INDEX FUND

CLASS A SHARES

NASDAQ SYMBOL: MCSEX

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011


Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated February 28, 2011 for the Class A shares of the MainStay Equity Index Fund (the "Fund"), a separate investment series of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).


No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.


The financial statements of the Fund, including the Financial Highlights for the fiscal year ended October 31, 2010, as presented in the 2010 Annual Report to Shareholders and the reports of KPMG LLP, the Fund's independent registered public accounting firm, appearing therein are incorporated by reference. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).


The Fund is currently closed to new investors and new share purchases. In connection with the MainStay Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of December 31, 2010 is included in this SAI.


MSEI14-02/11
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Table of Contents

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THE TRUST

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The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

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Shares of the Trust are currently offered in 14 separate portfolios, one of which, the Fund, is discussed in this SAI. When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. The MainStay Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002.

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The Board of Trustees of the MainStay Funds may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members."

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THE MANAGER AND SUBADVISOR

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Fund and has entered into a Subadvisory Agreement with Madison Square Investors LLC ("Madison Square Investors" or the "Subadvisor") to manage the day-to-day operations of the Fund. This Agreement is referred to as the Subadvisory Agreement.

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On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the Fund. The Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Fund's Board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. Pursuant to the SEC order, approximately $3.5 million has been distributed to shareholders who held shares of the Fund between March 2002 and June 2004, and the remainder has been paid to the SEC, for deposit in the U.S. Treasury. These amounts, totaling approximately $6.101 million, did not have any material financial impact to New York Life Investments.

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THE MAINSTAY EQUITY INDEX FUND GUARANTEE

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guarantee Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the net asset value ("NAV") of a Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each Guaranteed Share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the Prospectus. Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first-in, first-out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding Guaranteed Shares with that Guarantee Date (as of the close of business on such date). In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a money market fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

Although the Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information" for more information. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Fund.

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The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, New York Life, New York Life Investments, the Distributor, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

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Although the Guarantee has been arranged for by the Fund and is created under contract between the Fund and NYLIFE, the Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Fund or the shareholders it benefits, nor may the Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been previously filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500® Index.

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NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE, for its most recent fiscal year ended December 31, 2010, appear at Appendix B to this SAI. New York Life is a mutual life insurance company.

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Even though the MainStay Equity Index Fund is currently closed to new share purchases, NYLIFE will continue to honor the Guarantee.

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During the fiscal year ended October 31, 2008, NYLIFE began making payments under the Guarantee. During the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, these payments totaled $6,357,725, $22,964,283 and $150,769, respectively.

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HOW THE INDEXING WORKS

The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

In managing the Fund, the Subadvisor seeks to provide investment results which mirror the performance of the S&P 500® Index. The Subadvisor attempts to achieve this objective by investing in all stocks in the S&P 500® Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the S&P 500® Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500® Index, and the timing and amount of shareholder redemptions, if any.

"Standard & Poor's", "S&P 500®", "S&P®", "Standard & Poor's 500®" and "S&P 500® Index are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS

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The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval with respect to chaning a fundamental policy means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment objectives of the Fund specifically identified as fundamental in the Prospectus and this SAI, all other investment policies and practices described in the Prospectus and this SAI, are non-fundamental and may be changed by the Board without the approval of shareholders.

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Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectus apply to the Fund on an individual basis and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's NAV. When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act (see below). However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

THE FUND:

  Shall be a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

  For the purposes of this fundamental investment restriction, the Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May act as an underwriter of securities within the meaning of the Securities Act of 1933 Act, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

THE FUND MAY NOT:

  Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

  Enter into reverse repurchase agreements.

  Invest in foreign currencies.

  Invest in non-government mortgage pass-through securities.

  Purchase or write options on foreign currencies or purchase or sell foreign currency futures.

  Purchase or sell futures contracts on debt securities or indices of debt securities.

  Enter into interest rate, index or currency exchange rate swap agreements.

  Invest in convertible securities.

  Purchase put options on securities indices but may purchase index call options only on the S&P 500® Composite Price Index.

"Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's NAV.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO THE FUND'S NAME

The Fund has a name that suggests that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in stocks of the S&P 500® Index. Furthermore, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

Subject to the limitations set forth herein and in the Fund's Prospectus, the Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Unless otherwise indicated above, the Fund may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

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The Fund does not constitute a complete investment program.

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The loss of money is a risk of investing in the Fund. The Fund, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the Fund's NAV per share will fluctuate based on the value of the securities held by it. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

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From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Fund's investments.

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In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund's ability to achieve their investment objectives.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

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Liquidation of the Fund

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The Board may determine to close and liquidate the Fund at any time. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

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BANK OBLIGATIONS

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The Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or Savings and Loan Institutions ("S&Ls").

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CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Fund will not benefit from insurance from the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. If a CD is negotiable it will be considered illiquid and will be subject to the Fund's restriction as in investment in illiquid securities.

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As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of Thrift Supervision. However, effective as of July 2011, the supervision and examination responsibilities for U.S. S&Ls will be transfered to the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

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Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

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Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

The Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Borrowing tends to exaggerate the effect on the Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

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The SEC takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against the box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of the Fund's "senior securities" holdings is marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

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COMMERCIAL PAPER

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The Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO") such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, such as Moody's or S&P, if the Fund's Subadvisor determines that the commercial paper is of comparable quality.

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In addition, the Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Subadvisor determines that the commercial paper is of comparable quality.

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Commercial paper represents short-term (nine months or less), unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

CREDIT AND LIQUIDITY ENHANCEMENTS

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P comparable to non-rated securities. Non-rated securities will be considered for investment by the Fund when the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Corporate debt securities with a rating lower than BBB- by S&P, and corporate debt securities rated Baa3 or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

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DEPOSITARY RECEIPTS AND REGISTERED DEPOSITARY CERTIFICATES

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The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

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ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

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DERIVATIVE INSTRUMENTS -- GENERAL DISCUSSION

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The Fund may use derivative instruments consistent with its investment objective such as for hedging or managing risk. The Fund may not use derivative instruments for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures and swaps elsewhere in this SAI for more information.

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Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used by the Fund to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

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Managing Risk. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

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Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

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  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Subadvisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

  Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

  Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

  Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

  Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

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EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund. See also "Securities of Other Investment Companies."

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The Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

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Among other types of ETFs, the Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS — OBLIGATIONS WITH PUTS ATTACHED

The Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Subadvisor anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a firm commitment basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor will the Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect the Fund's valuation of the security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into.

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The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of the Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

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FOREIGN INDEX-LINKED INSTRUMENTS

The Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, the Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. The Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

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Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

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Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this fiing, neither the Trust nor the Fund is: (i) deemed to be "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

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Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

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The Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may enter into securities index futures to the extent that it has equity securities in its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

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By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Fund also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. The Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

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Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

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In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which its is valued. This may include repurchase agreements maturing in more than seven days. The Subadvisor may not be able to sell an illiquid security when it wishes and illiquid securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Subadvisor determines the liquidity of the Fund's investments; in doing so, the Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INVESTMENT COMPANIES

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The Fund may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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LENDING OF PORTFOLIO SECURITIES

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The Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of the Fund, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Fund's agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor.

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As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager, Subadvisor or its/their agent to be creditworthy when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the Fund.

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While securities are on loan, the Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

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Subject to exemptive relief granted to the Fund from certain provisions of the 1940 Act, the Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

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OPTIONS

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The Fund may use options consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put) a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position.

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If the Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Purchasing Options. The Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Subadvisor deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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The Fund may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

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A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

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The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities.

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Married Puts. The Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

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Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

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Special Risks Associated With Options On Securities. The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

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The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

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The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

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The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate including but not limited to: risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills and other risks similar to small company investing. Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

The Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and has authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager or Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

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Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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The Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Trustees.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

SHORT SALES AGAINST THE BOX

The Fund may engage in short sales, which are transactions in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. The Fund will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of the Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

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In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Subadvisor to be of comparable high quality and liquidity.

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In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

To the extent that the Fund invests in equity securities, the Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

The Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Fund's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

TRUSTEES AND OFFICERS

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The Board oversees the Manager and Subadvisor and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Trust's Nominating and Governance Committee. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

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INTERESTED TRUSTEE

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; Trustee since 2008

Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC (since 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC, Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)

66

Eclipse Funds: Trustee since 2008 (2 funds);
Eclipse Funds Inc.: Trustee since 2008 (1 fund);
MainStay Funds Trust: Trustee since 2009 (29 funds);
MainStay VP Series Fund, Inc.: Director since 2008 (20 portfolios).

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*

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

INDEPENDENT TRUSTEES

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Chairman and Trustee since 2007	President, Strategic Management Advisors LLC (since 1990)	66

Eclipse Funds: Chairman since 2005 and Trustee since 2000 (2 funds);
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund);
MainStay Funds Trust: Chairman and Trustee since 2009 (29 funds) (and Chairman and Director of a predecessor corporation since 2007);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios);
Legg Mason Partners Funds, Inc.: Trustee since 1991 (60 portfolios).

Alan R. Latshaw 3/27/51	Indefinite; Trustee and Audit Committee Financial Expert since 2006	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66

Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds);
Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (29 funds) (and Director and Audit Committee Financial Expert of a predecessor corporation since 2007;
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios);
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios);
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan 12/5/41	Indefinite; Trustee since 2007	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66

Eclipse Trust: Trustee since 2002 (2 funds);
Eclipse Funds Inc.: Director since 2002 (1 fund);
MainStay Funds Trust: Trustee since 2009 (29 funds) (and Director of a predecessor corporation since 2002);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios.

Richard H. Nolan, Jr. 11/16/46	Indefinite; Trustee since 2007	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	66

Eclipse Trust: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
MainStay Funds Trust: Trustee since 2009 (29 funds) (and Director of a predecessor corporation since 2007);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).

Richard S. Trutanic 2/13/52	Indefinite; Trustee since 2007	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66

Eclipse Trust: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
MainStay Funds Trust: Trustee since 2009 (29 funds) (and Director of a predecessor corporation since 2007);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).

Roman L. Weil 5/22/40	Indefinite; Trustee and Audit Committee Financial Expert since 2007	V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm)	66

Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007 (2 funds);
Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (29 funds) (and Director and Audit Committee Financial Expert of a predecessor corporation since 2007);
MainStay VP Series Fund, Inc.: Director and Audit Committee Financial Expert since 1994 (20 portfolios).

John A. Weisser 10/22/41	Indefinite; Trustee since 2007	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66

Eclipse Trust: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
MainStay Funds Trust: Trustee since 2009 (and Director of a predecessor corporation since 2007) (29 funds);
MainStay VP Series Fund, Inc.: Director since 1997 (20 portfolios);
Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (32 portfolios);
Direxion Shares ETF Trust: Trustee since 2008 (36 portfolios).

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In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Fund in light of the Fund's business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to board members of other mutual funds generally.

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Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, has served as Chairman of at least one registrant since 2005, and previously served as the Chairman of the Audit Committee of Eclipse Funds and Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors of the Investment Company Institute, the national association of U.S. investment companies ("ICI"), and the Co-Chair of the Education and Communication Committee of the Independent Directors Council ("IDC"). She served as the Chair of the IDC Task Force on Derivatives in 2008.

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Mr. Kim. Mr. Kim has been a Board Member since 2008. As President and Chief Executive Officer of the Manager, Mr. Kim is ultimately responsible for the management of the Fund's day-to-day operations. In addition to his role with the Manager, Mr. Kim also serves as an Executive Vice President of New York Life and is a member of New York Life's Executive Management Committee. Mr. Kim has more than 15 years' experience in the investment management field, including experience managing investments in essentially every type of security in which the Fund may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority ("FINRA"). Immediately prior to joining the Manager, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

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Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert ("ACFE") of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of the Trust, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw is a member of the Investment Companies Committee ("ICC") of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board ("FASB") in 2009.

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Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the ACFE of Eclipse Funds and Eclipse Funds Inc. for approximately four years. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years' experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

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Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute's portfolio of investments.

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Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of the Trust. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

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Mr. Weil. Mr. Weil has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and a Visiting Professor at Princeton University Department of Economics. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC's Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB's Accounting Standards Advisory Council. He co-founded and co-directs the Directors' Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil serves on the Education Committee of the IDC and also has served on its Governance Committee.

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Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Series Fund, Inc. for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of fixed income securities, including many of the types of securities in which the Fund may invest.

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Board Structure and Leadership

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The Board oversees the business and affairs of the Fund, including oversight of key service providers to the Fund, including the Manager and Subadvisor. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered not to be "interested persons" of the Fund ("Independent Trustees") in accordance with rules adopted by the SEC.

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The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

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As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund's operations, such as valuation of portfolio holdings, investments, Fund fees and expenses and financial reporting. The Trustees routinely review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

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The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Fund's operations and their independent review of proposals made by the Manager.

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Risk Oversight

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While responsibility for day-to-day risk management relating to the Fund and its operations resides with the Manager, Subadvisor or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisor, and other key service providers. The Audit Committee also meets regularly with the Fund's independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Fund's Manager and senior officers to report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Fund's performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Fund's operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

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The Board also meets regularly with the Fund's Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund's compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and its Committees also regularly review and approve, as necessary, the Fund's compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Fund's service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

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The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board meets periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO") and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. The Risk Management Committee is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund's investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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OFFICERS (WHO ARE NOT TRUSTEES)*
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007

Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008), Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since 2007), and MainStay Funds Trust (since 2009); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since 2009

Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund and MainStay Funds Trust (since 2009); Assistant Secretary, MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse, Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President since 2007

Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since 2007), and MainStay Funds Trust (since 2009)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer (since 2010), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust and MainStay VP Series Fund, Inc.; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President — Administration since 2005

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. (since 2005) and MainStay Funds Trust (since 2009)

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*

The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

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TRUSTEES

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The Board oversees the Fund, the Manager and the Subadvisor. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

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Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund's processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Committee held 6 meetings during the fiscal year ended October 31, 2010.

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Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Fund is or is proposed to be a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 5 meetings during the fiscal year ended October 31, 2010.

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Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any proposals that the Manager may make from time to time concerning the Fund offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, John Y. Kim, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended October 31, 2010.

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Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held 4 meetings during the fiscal year ended October 31, 2010.

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The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

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Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund's Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Fund's Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

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Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Christopher C. Andersen, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae S. Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 4 meetings during the fiscal year ended October 31, 2010.

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Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund's valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Christopher C. Andersen, Jack R. Benintende, William Cheng, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Thomas J. Girard and Jae S. Yoon. The Valuation Subcommittee held 66 meetings during the fiscal year ended October 31, 2010.

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As of December 31, 2010, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the MainStay Group of Funds was as follows:

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INTERESTED TRUSTEE
INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	None	Over $100,000
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1

This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

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INDEPENDENT TRUSTEES
INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	$10,001 - $50,000
Peter Meenan	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Richard S. Trutanic	None	None
Roman L. Weil	None	$10,001 - $50,000
John A. Weisser	None	Over $100,000
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As of December 31, 2010, each Trustee who is not an "interested person" as that term is defined in the 1940 Act of the Trust, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

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COMPENSATION

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The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended October 31, 2010, from the Fund Complex (the MainStay Group of Funds and MainStay VP Series Fund, Inc., an affiliated registrant not discussed in this SAI). Effective January 1, 2010, the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $110,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $40,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2010. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

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INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES		ESTIMATED ANNUAL BENEFITS UPON RETIREMENT		TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS
Susan B. Kerley	$91,058	$	NONE	$	NONE	$225,000
Alan R. Latshaw	82,835		NONE		NONE	205,000
Peter Meenan	83,026		NONE		NONE	205,000
Richard H. Nolan, Jr.	83,026		NONE		NONE	205,000
Richard S. Trutanic	74,921		NONE		NONE	185,000
Roman L. Weil	74,921		NONE		NONE	185,000
John A. Weisser	82,944		NONE		NONE	205,000
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As of January 31, 2011, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of the Fund.

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CODES OF ETHICS

The Trust, its Manager, its Distributor and the Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

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THE MANAGER, SUBADVISOR AND THE DISTRIBUTOR

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MANAGEMENT AGREEMENT

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Pursuant to the Management Agreement for the Fund, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

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The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisor (the "Independent Trustees").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

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In connection with its administration of the business affairs of each of the Fund, and except as indicated in the Prospectus or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

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  the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

  the fees to be paid to the Subadvisor pursuant to the Subadvisory Agreement or otherwise; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust, as the case may be.

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The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse expenses to the extent that the Fund's total ordinary operating expenses (total fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Fund's Prospectus, from time to time. This expense limitation may be modified or terminated only with the approval of the Board. The written expense limitation agreement expires on February 28, 2012.

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Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to the Subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of the Fund.

Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Trust would be required to provide an information statement to shareholders of the Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Trustee would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons."

For its services, the Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."

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For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the amount of the Management fee paid by the Fund and the amount of any Management fees waived and/or reimbursed by New York Life Investments were as follows:

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	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Management Fee Paid	$612,568	$578,718	$918,844
Management Fee Waived and/or Reimbursed	$572,808	$687,531	$686,036
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State Street Bank , One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

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EXPENSES BORNE BY THE TRUST

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Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by the Fund in connection with the management of the investment of the assets of the Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisor; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to separate legal services ageement) and compliance department) and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Trust or the Fund is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Fund's shares; and (14) the cost of fidelity bond and D&O insurance.

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Prior to August 1, 2008, the Fund paid the Manager for certain bookkeeping and pricing services pursuant to a separate Accounting Agreement. Effective August 1, 2008, the Accounting Agreement was incorporated into the Management Agreement, and the monthly fee for fund accounting and recordkeeping services provided pursuant to the combined Agreement is included within the Management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

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In addition, the Fund may reimburse NYLIFE Securities LLC, the Distributor and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

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Pursuant to the Accounting Agreement, the Fund bore an allocable portion of the cost of providing these services to the Trust. For the fiscal period ended July 31, 2008, the amount of recordkeeping fees paid to the Manager by the Fund was $48,649.

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SUBADVISORY AGREEMENT

Pursuant to the Subadvisory Agreement between the Manager and Madison Square Investors with respect to the Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of the Fund and the Trust, the Subadvisor manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities.

As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of the Fund's average daily net assets during the preceding month at the following annual rates:

FUND	ANNUAL RATE
MainStay Equity Index Fund[1]	0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $3 billion; and 0.10% on assets over $1 billion
1	To the extent that New York Life Investments has agreed to waive management fees, Madison Square Investors LLC, the Subadvisor for the Fund has voluntarily agreed to waive its fee proportionately.

The Subadvisory Agreement remains in effect for two years following its effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

The Subadvisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by the Subadvisor or for any loss sustained by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

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For the fiscal year ended October 31, 2010 and the period January 1, 2009 through October 31, 2009, the amount of the Subadvisory fee paid and the amount of any Subadvisory fees waived and/or reimbursed were as follows:

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	YEAR ENDED OCTOBER 31, 2010[1]	YEAR ENDED OCTOBER 31, 2009[2]
Subadvisory Fee Paid	$(4,707)	$(54,399)
Subadvisory Fee Waived and/or Reimbursed	$286,409	$274,209
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1	Reimbursement of ($286,409) exceeded subadvisory fee of $281,702.
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2	Reimbursement of ($274,209) exceeded subadvisory fee of $219,810.
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DISTRIBUTION AGREEMENTS

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NYLIFE Distributors LLC, a limited liability company formed under the laws of Delaware, serves as the Distributor and principal underwriter of the Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002, and as updated from time to time. Prior to the Fund being closed to new investors, NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sold shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor and other broker/dealers paid commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund. Currently, the Fund is closed to new investors and new share purchases.

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The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLAN

With respect to the Class A shares of the Fund the Board has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, Class A shares of the Fund pay distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If the 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

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12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in the Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

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The 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class A shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

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Pursuant to Conduct Rule 2830 of FINRA, the amount which the Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).

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For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Fund paid distribution and/or service fees pursuant to the 12b-1 Plan as follows:

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	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Distribution and/or Service Fees	$563,366	$530,821	$904,641
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For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund:

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	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Sales Charges for MainStay Equity Index Fund	$10	$0	$0
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For the fiscal year ended October 31, 2010, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the Fund:

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CLASS A EXPENSE CATEGORIES

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	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Equity Index Fund	$0	$0	$9,850	$240,585	$309,455	$16,646	$576,535
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1	Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.
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PROXY VOTING POLICIES AND PROCEDURES

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It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to New York Life Investments, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders.

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Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board, a designated committee of the Manager or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, a designated committee of the Adviser or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. In the case of proxies received in connection with a funds-of-funds structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those funds. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. ("ISS"), the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

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Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Fund and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

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GUIDELINES EXAMPLES

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The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager/Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent the Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor.

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  Board of Trustees. The Manager/Subadvisor will vote on trustee nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual trustees who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including its own). The Manager/Subadvisor will withhold votes from Trustees who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of Trustee nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors/Trustees annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Trustee Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Genrerally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

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Subadvisor Proxy Voting Guidelines. The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Madison Square Investors. A summary of Madison Square Investors' proxy voting policies and procedures is provided below. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

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Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. Madison Square Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

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Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

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Fund's Proxy Voting Record. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund will provide any shareholder a copy of its proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on its website. The most recent Form N-PX is available on the Fund's website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

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The Manager may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Fund, who require access to such information in order to fulfill their contractual duties to the Fund. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

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All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Fund's non-public portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Fund, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the Trust against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Fund's portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor, Subadvisor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure. The Fund and the Manager/Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

PORTFOLIO MANAGER

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The Fund's portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts, as of December 31, 2010, is set forth below:

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	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Francis J. Ok	2 RICs $2,382,860,000	0	3 Accounts $1,103,649,000	0	0	0
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* New York Life company accounts, as well as NYL retirement plan accounts are included as pooled vehicles.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio manager and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed.

Madison Square Investors LLC. Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors' results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors' Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

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As of October 31, 2010, the dollar range of fund securities beneficially owned by the Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000) was as follows:

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PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Francis J. Ok	MainStay ICAP Select Equity Fund MainStay U.S. Small Cap Fund	$10,001 - $50,000 $10,001 - $50,000
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Potential Portfolio Manager Conflicts
 A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

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Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

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In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of the Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Fund nor the Manager or Subadvisor may enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

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Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (individually, the "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions on behalf of the Trust.

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As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Manager may cause the Fund to pay a broker/dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

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No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2010, 2009 or 2008.

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Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

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Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker/dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Fund. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

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The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Manager believes that over time the Fund's ability to participate in volume transactions will produce better executions for the Fund.

The Management fees paid by the Trust, on behalf of the Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of the Fund will not be reduced as a consequence of the Manager's or Subadvisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and Subadvisor in carrying out their obligations to the Fund.

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The table below shows information on brokerage commissions paid by the Fund for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, all of which were paid to entities that are not affiliated with the Fund, the Manager or the Distributor.

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FUND	YEAR ENDED	BROKERAGE COMMISSIONS
MainStay Equity Index Fund	October 31, 2010	$31,331
	October 31, 2009	$23,347
	October 31, 2008	$36,842
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The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2010 and the dollar amount of the transactions involved. The Fund pays brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

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	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay Equity Index Fund	$0	$0
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As of October 31, 2010, the Fund held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

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FUND	BROKER/DEALER	MARKET VALUE
MainStay Equity Index Fund	Bank of America Corp.	$2,215,539
	Charles Schwab & Co.	294,617
	Citigroup, Inc.	2,050,940
	Goldman Sachs Group, Inc. (The)	1,601,774
	JPMorgan Chase & Co.	2,879,899
	Morgan Stanley & Co., Inc.	670,470
	State Street Bank and Trust Co.	404,446
	Wells Fargo, Inc.	2,634,315
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The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

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HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the Fund are valued:

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  by appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

  by appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with the Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Fund at its respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

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Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of its NAV. The Subadvisor and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager/Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

Because the Guarantee regarding the Fund is payable to shareholders directly (and not payable to the Fund), and because it represents only a contingent liability of NYLIFE rather than an agreement to pay a definite amount on the Guarantee Date, the Board believes that the Guarantee should have no impact in determining the Fund's NAV.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be maintained on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more investment series of the Trust will be allocated in proportion to the NAVs of the respective series except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

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A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account.

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SHAREHOLDER TRANSACTIONS

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NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

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  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests out of identical registrations;

  redemptions via check of $100,000 or less to the address of record only; and

  redemptions via ACH or wire to a bank previously established on an account.

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In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Fund's internet website for account transactions and/or maintenance involving address changes, certain Systematic Withdrawal Plan changes (including plan termination) and for redemptions by wire of amounts less than $250,000.

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With regard to address changes received from third-parties, the Fund may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Fund may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

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PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the Prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Guaranteed shares for shares of other MainStay Funds.

REDEMPTIONS

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Shares may be redeemed directly from the Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after NYLIM Service Company receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

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Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable CDSC.

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In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling NYLIM Service Company to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

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The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Redemptions of Class A shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

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The NAV per share of the Fund is determined on each day the New York Stock Exchange is open for trading. Shares of the Fund are redeemable at net asset value, at the option of the Fund's shareholders.

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The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

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The Fund has entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

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SYSTEMATIC WITHDRAWAL PLAN

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NYLIM Service Company acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable. See the Prospectus for more information.

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REDEMPTIONS IN-KIND

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The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

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SUSPENSION OF REDEMPTIONS

The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

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EXCHANGE PRIVILEGES

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INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

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Exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request.

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Subject to the conditions and limitations described herein, Class A shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by New York Life Investments, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either of the following methods: (1) writing the Tranfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

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Generally, shareholders may exchange their Class A shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request. No exchanges from another fund into shares of the Fund are permitted.

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In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

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For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Tax Information" for information concerning the federal income tax treatment of a disposition of shares.

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The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS

Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Internal Revenue Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. In either case, the overall value of a shareholder's investment in the Fund will be unaffected by a reverse share split. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made information regarding the redemption procedures for the Fund, see "Additional Information About the Fund -- The MainStay Equity Index Fund Guarantee."

Within seven days after acceptance of a redemption request, the Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

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The Fund intends to elect and qualify annually to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

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The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

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If the Fund does not meet all of these Internal Revenue Code requirements, it would be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income except to the extent a shareholder is exempt from tax).

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The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

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CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

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The maximum individual tax rate on income from qualified dividends is currently 15%. The Fund will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60-day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The lower tax rates for long-term capital gains and qualified dividends are scheduled to expire after 2012.

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If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

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For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

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Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

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Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

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A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

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The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Net capital losses for tax years beginning after December 22, 2010 may be carried forward without limitation. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Fund cannot carry back or carry forward any net operating losses. As of October 31, 2010, the Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

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	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000's)
MainStay Equity Index Fund	2011	$17,854
	2012	$3,294
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The Fund utilized $12,128,188 of capital loss carryforwards during the year ended October 31, 2010.

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DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of the Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition.

A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

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Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by the Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

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DISCOUNT

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Certain of the bonds purchased by the Fund, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by the Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

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In addition, some of the bonds may be purchased by the Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

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Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by the Fund to treat certain forwards, futures and options as capital gain or loss.

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Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

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Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

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The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

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Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

FOREIGN TAXES

Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN SHAREHOLDERS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in the Fund may also result in the imposition of U.S. estate tax with respect to such investment.

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Effective January 1, 2013, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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The Fund is currently closed to new investors and new share purchases.

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TAX TREATMENT OF THE GUARANTEE

The Manager believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Fund. Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations and will also not be eligible for treatment as a qualified dividend by individual shareholders. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Guaranteed shares and reduce the basis of their Guaranteed shares in the amount of the guarantee payment rather than treating the payment as gross income.

Shareholders of the Fund may have to allocate the amount paid for their Guaranteed shares between the Guarantee and the shares acquired in determining the tax basis of their Guaranteed shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares. It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Guaranteed shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Guaranteed shares would be short term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

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The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

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The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in the Fund's Prospectus and this SAI.

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VOTING RIGHTS

Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting an individual Fund or a particular class of shares issued by the Fund. Shares have non cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Guaranteed shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

Under certain circumstances, shareholders of the Fund may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Fund and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

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NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM Service Company has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated October 1, 2008, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

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NYLIM Service Company has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Trust, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Guaranteed shares held through such omnibus accounts.

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NYLIM Service Company fees and expenses are charged to the Fund based on the number of accounts being serviced. These fees and expenses are reflected among "Other Expenses" in the prospectus fee table. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, Class A shares of certain MainStay Funds may have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of the Fund and its Class A shares may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, including the imposition of a small account fee.

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SUB-ADMINISTRATOR

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State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the Fund's daily NAV, maintaining general ledger and subledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

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CUSTODIAN

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

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CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

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The following table sets forth information concerning beneficial and record ownership, as of January 31, 2011, of the Fund's shares by each person who beneficially or of record owned more than 5% of the voting securities of Class A shares of the Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2011 of the Fund's shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

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Name of the Fund and Title of Class	Name and Address of Beneficial Owner	Number of Beneficial Ownership Shares	Percentage of Class
Equity Index Fund - Class A	CITIGROUP GLOBAL MARKETS INC. ATTN: PETER BOOTH 333 WEST 34TH STREET, 7TH FLOOR NEW YORK NY 10001-2402	288,092.2280	6.02%
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NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2010 and 2009

Report of Independent Registered Public Accounting Firm

To the Board of Managers
and Member of NYLIFE LLC:

In our opinion, the accompanying consolidated statement of financial position and related consolidated statements of operations and comprehensive income, of changes in member's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As disclosed in Note 9 to the consolidated financial statements, NYLIFE LLC has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

/s/ PricewaterhouseCoopers LLP

February 18, 2011

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31
	2010	2009
	(in thousands)
ASSETS
Investments
Equity securities
Trading securities, pledged as collateral, at fair value	$1,799,389	$1,555,560
Fixed maturities
Available for sale at fair value (amortized cost of
$ 9,279 and $11,083, respectively)	9,709	11,409
Held to maturity, at amortized cost	4,775	4,775
Other investments	5,894	3,007
Cash and cash equivalents	21,276	17,232
Accounts and other receivables	11,617	11,553
Receivable from New York Life Insurance Company	580,138	549,877
Net receivable from other affiliates	10,577	54,258
Other assets	3,249	3,932

Total assets	$2,446,624	$2,211,603

LIABILITIES AND MEMBER'S EQUITY
Notes payable	$812,060	$825,172
Derivative financial instruments	1,363,495	1,033,472
Accrued expenses	6,786	7,666
Payable to New York Life Insurance Company	8,037	7,019
Net deferred tax liability	106,693	136,552
Other liabilities	24,534	37,553

Total liabilities	2,321,605	2,047,434

Member's equity	47,159	109,840
Accumulated earnings	77,588	54,104
Accumulated other comprehensive income
Net unrealized gains on investments (net of tax
expense of $176 and $133, respectively)	254	193
Cumulative translation adjustment	18	32

Total member's equity	125,019	164,169

Total liabilities and member's equity	$2,446,624	$2,211,603

The accompanying notes are an integral part of these consolidated financial statements.

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

	Years ended December 31,
	2010	2009
	(in thousands)
Income

Affiliated
Commission income	$121,103	$97,762
Interest income	2,170	13,739
Fee income	31,220	29,913
Non-affiliated
Commission income	32,522	26,386
Interest and dividend income	1,144	1,099
Fee income	29,963	26,864
Net investment gains	42,665	100,730
Other income	2,915	1,179

Total income	263,702	297,672

Expenses

Commission expenses	139,938	110,321
Administrative and other expenses	79,050	75,806
Interest	16,937	19,177
Expenses to affiliates	3,277	4,840
Depreciation and amortization	1,717	1,573

Total expenses	240,919	211,717

Income before income taxes	22,783	85,955

Income tax (benefit) expense	(701)	30,965

Net income	$23,484	$54,990

Other comprehensive income
Net unrealized holding gains (losses) on investments (net of
income tax expense (benefit) of $43 and $(178), respectively)	61	(260)
Cumulative translation adjustments	(14)	64

Comprehensive income	$23,531	$54,794

The accompanying notes are an integral part of these consolidated financial statements.

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY

For the years ended December 31, 2010 and 2009

			Accumulated
			Other
			Comprehensive
			Income
			Net
		Accumulated	Unrealized	Cumulative
	Member's	Earnings/	Gains/	Translation
	Equity	(Deficit)	(Losses)	Adjustment	Total
			(in thousands)
Balance at December 31, 2008	$103,340	$243,253	$453	$(32)	$347,014

Net income	-	54,990	-	-	54,990
Net unrealized losses on investments	-	-	(260)	-	(260)
Capital contribution	6,500	-	-	-	6,500
Distribution	-	(244,139)	-	-	(244,139)
Cumulative translation adjustments	-	-	-	64	64

Balance at December 31, 2009	109,840	54,104	193	32	164,169

Net income	-	23,484	-	-	23,484
Net unrealized gains on investments	-	-	61	-	61
Capital contribution	5,000	-	-	-	5,000
Return of capital	(67,681)	-	-	-	(67,681)
Cumulative translation adjustments	-	-	-	(14)	(14)

Balance at December 31, 2010	$47,159	$77,588	$254	$18	$125,019

The accompanying notes are an integral part of these consolidated financial statements.

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS
	For the years ended December 31,
	2010	2009
	(in thousands)
Cash flow provided by (used in) operating activities:
Net income	$23,484	$54,990
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	734	741
Net investment gains	(42,665)	(100,730)
Provision for deferred income tax (benefit) expense	(29,902)	35,899
Net amortization of interest expense	5,948	5,801

Change in assets and liabilities:
Accounts and other receivables	(68)	6
Other assets and other liabilities	(13,068)	4,210
Net receivable from New York Life Insurance Company	(30,189)	173,700
Net receivable from other affiliates	43,681	(38,949)
Notes payable	(19,060)	116,610
Cash payments made for Index Fund Guarantee (Note 8)	(5,643)	(14,482)
Accrued expenses	(880)	(845)

Net cash (used in) provided by operating activities	(67,628)	236,951

Cash flow provided by (used in) investing activities:
Capital expenditures	(45)	(207)
Proceeds from sale of investments	129,222	3,389
Proceeds from maturity of investments	1,808	4,372
Purchase of investments	(13,258)	(5,535)

Net cash provided by investing activities	117,727	2,019

Cash flow provided by (used in) financing activities:
Receipts on capitalized lease	946	1,194
Capital contribution	5,000	6,500
Return of capital	(52,000)	-
Distribution	-	(244,139)

Net cash used in financing activities	(46,054)	(236,445)

Effect of exchange rates on cash	(1)	8

Net increase in cash and cash equivalents	4,044	2,533

Cash and cash equivalents at beginning of year	17,232	14,699

Cash and cash equivalents at end of year	$21,276	$17,232

Supplemental disclosure of cash flow information:

Cash paid during the year for:
Income taxes paid (received)	$42,669	$(8,343)

Interest expense	$10,123	$12,952

Non-cash return of capital (Note 5)	$15,681	$-

The accompanying notes are an integral part of these consolidated financial statements.

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC (the “Company”) is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company (“LLC”) on September 30, 1999. The Company is a holding company for certain of New York Life’s subsidiaries. The Company, through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services and capital financing.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

Active Subsidiaries
Eagle Strategies LLC (“Eagle”)
New York Life Capital Corporation (“Capital Corporation”)
NYL Management Limited (“NYL Management”)
New York Life Irrevocable Trust of 1996
New York Life Settlement Corporation
New York Life Trust Company (“NYL Trust”)
NYL Executive Benefits LLC (“NYLEX”)
NYLIFE Securities LLC (“NYLIFE Securities”)
NYLINK Insurance Agency Incorporated (“NYLINK”)
Inactive Subsidiaries
NYLUK I Company (“NYLUK I”)
NYLUK II Company
Gresham Mortgage
W Construction Company
WUT
WIM (AIM)

Description of Significant Operations
New York Life’s career agency force offers securities products through NYLIFE Securities, a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and a member of the Financial Industry Regulatory Authority. NYLIFE Securities also conducts business as a licensed insurance agency offering non-proprietary group and variable annuities and variable life products. In addition, under various contractual agreements with unaffiliated product providers, NYLIFE Securities receives an administrative service fee from the product providers in connection with the sales of the product providers’ life and annuity, health insurance, and disability income products by eligible New York Life agents. Commissions are paid directly to these agents by the product providers. NYLIFE Securities registered representatives also offer proprietary and non-proprietary mutual funds, variable annuities, variable life and group annuities products, as well as general securities products (e.g., stocks, bonds and options). NYLIFE Securities receives commissions for the sale of open-ended mutual fund products under various contractual agreements. NYLIFE Securities also receives commissions for acting as the introducing broker for clients and uses a non-affiliated clearing broker, on a fully disclosed basis, to perform trade execution, clearance, settlement and related activities. NYLIFE Securities’ sales of proprietary products are discussed more fully in Note 9 – Related Party Transactions.

Eagle, an SEC-registered investment advisor, provides financial planning and investment advisory services through associated investment advisor representatives (“IARs”). All of Eagle’s IARs are members of New York Life’s career agency force and are registered representatives of NYLIFE Securities.

Trust services are offered through NYL Trust. NYL Trust is a limited purpose trust company chartered by the New York State Banking Department and acts primarily as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust’s responsibilities include acting as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts.

NYLINK is a registered insurance agency which distributes fixed and variable insurance products for New York Life Insurance and Annuity Corporation (“NYLIAC”), a direct wholly owned subsidiary of New York Life, as well as other non-proprietary products to finance executive benefit plans.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates. To date, Capital Corporation has not utilized the credit facility (as discussed more fully in Note 7 – Notes Payable and Lines of Credit).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany transactions have been eliminated in consolidation.

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Business Risks and Uncertainties
The Company has significant transactions with New York Life and its affiliates; termination of such relationships could have an adverse effect on the operation of the Company.

As more fully described in Note 8 – Derivative Financial Instruments and Note 11 – Commitments and Contingencies, the Company may be required to pay the shareholders of the MainStay Equity Index Fund (the “Index Fund”) based on the net asset value of the Index Fund after ten years from the date of purchase.  As a result, changes in the equity market and its impact on the net asset value of the Index Fund can affect the Company’s profitability.

The Company’s investment portfolio in equity securities represents the fair value of the Company’s investment in Express Scripts, Inc. (“ESI”).  While the Company has taken steps to reduce its risk from changes in the stock price of ESI, as more fully described in Note 8 – Derivative Financial Instruments, changes in the equity market condition and its impact on the stock price of ESI can affect the Company’s profitability.

NYL Trust generates interest income through the use of bank float. As a result, changes in interest rates and the level of funds awaiting disbursement or investment can affect NYL Trust’s profitability.

Investments
Unaffiliated equity securities are carried at fair value. Gains and losses from investments in equity securities classified as trading are reflected in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income.

Fixed maturities are classified as either held to maturity and reported at amortized cost or available-for-sale and reported at fair value, with unrealized gains and losses reported as a separate component of member’s equity, net of deferred tax in other comprehensive income.

Fair value measurement of these investments is discussed in Note 3 – Fair Value Measurement.

The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

Factors considered in evaluating whether a decline in value is other-than-temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer.  For equity securities, the Company also considers in its other-than-temporary impairment (“OTTI”) analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s amortized cost and its fair value is recognized in earnings only when either the Company (a) has the intent to sell the fixed maturity security or (b) more likely than not will be required to sell the fixed maturity security before its anticipated recovery.  If neither of these two conditions exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“noncredit loss”) would be recognized in other comprehensive income. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Other Investments
Other investments primarily include the Company’s investment in the New York Life Short Term Fund (“STIF”). The STIF is a commingled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life. The STIF is accounted for under the equity method of accounting. The Company records its share of the STIF's earnings (including unrealized gains and losses) in net income.

Cash and Cash Equivalents
Short-term investments with original maturities of three months or less are considered cash equivalents. Cash Equivalents carried at fair value are discussed in Note 3 – Fair Value Measurements.

Other Assets and Other Liabilities
Other assets primarily consist of deferred financing fees from the issuance of notes payable (as discussed in Note 7 – Notes Payable and Lines of Credit), and fixed assets, primarily furniture, equipment, computer hardware and software, and leasehold improvements. Deferred financing fees are amortized using the straight-line method over the ten-year life of the note.  Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight-line method over an estimated useful life of three to seven years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

Other liabilities primarily consist of current tax liabilities, funded benefit payments to plaintiffs of structured settlements, and lease obligations on property no longer utilized by the Company or its subsidiaries.

Fair Values of Financial Instruments
The carrying value of accounts receivable and accrued expenses approximates fair value due to the short-term maturities of these instruments.  The carrying value of notes receivable from New York Life approximates fair value and is discussed in Note 9 – Related Party Transactions.  The fair value of notes payable, including commercial paper, is discussed in Note 7 – Notes Payable and Lines of Credit.  Fair values for derivative financial instruments are included in Note 8 – Derivative Financial Instruments and its fair value measurement is discussed in Note 3 – Fair Value Measurement.

Income Taxes
The income or loss of the Company and its wholly owned domestic subsidiaries that are limited liability companies is included in New York Life’s federal, state, and local taxable income. Those subsidiaries that are not limited liability companies continue to join in filing a consolidated tax return with New York Life.

The Company and its wholly owned domestic subsidiaries are party to a tax allocation agreement, whereby each company will be allocated its share of tax expense or benefit determined generally on a separate company basis. Estimated payments for taxes are made between the related companies. State, local, and foreign tax returns generally are filed separately.

Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

Foreign Currency Translation
Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the monthly average exchange rate and foreign currency transaction gains and losses are included in net income. Foreign currency translation gains and losses are credited or charged directly to the cumulative translation adjustments (“CTA”) account in member’s equity. The CTA attributed to the investment in subsidiary is required to be removed from member’s equity and included in net income if it is a part of determining the gain or loss on sale or complete (or substantial) liquidation of an investment in subsidiary.

Commission Income
Through its subsidiaries, the Company records commission income when earned.

Fee Income
Through its subsidiaries, the Company accrues fee income when earned and consulting fees as services are rendered.

Expenses
Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYL Investments.

Net Investment Gains
Realized gains and losses on sale of investments are determined on the basis of specific identification. Costs of investments are adjusted for impairments considered other-than-temporary.

Net investment gains include the change in fair value of unaffiliated trading equity securities, and unrealized gains and losses on derivative instruments that do not qualify as a hedge (in accordance with authoritative guidance related to derivatives and hedging). Net investment gains also include the losses incurred from the Index Fund payouts, as discussed more fully in Note 11 – Commitments and Contingencies.

New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 3 – Fair Value Measurements.

In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for an identical liability is not available, and includes one or more of the following valuation techniques: (i) quoted prices for an identical liability when traded as an asset; (ii) quoted prices for similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles of GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements and accompanying notes, as discussed more fully in Note 3 – Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB’s Accounting Standards Codification as the source of authoritative U.S. GAAP to be applied by nongovernmental entities. The Codification is not intended to change U.S. GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance, effective for the interim reporting period ending September 30, 2009, impacts the way the Company references U.S. GAAP accounting standards in the financial statements but has no impact on the consolidated financial statement results.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a Variable Interest Entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities that significantly impact the entity’s economic performance and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance did not have an effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures, as discussed more fully in Note 8 – Derivative Financial Instruments.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company’s adoption of   this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 12 – Subsequent Events.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (ii) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements. This guidance is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009.  The Company early adopted this guidance, effective January 1, 2009. Although this guidance did not have a material impact on the Company’s fair value measurements, the Company has incorporated all material required disclosures in Note 3 – Fair Value Measurement.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities, and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of this OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

This guidance is effective for interim and annual reporting periods ending after June 15, 2009. The Company elected to early adopt the provisions of this guidance effective January 1, 2009. The Company had no investments that were other-than-temporarily impaired during the periods presented in the accompanying consolidated financial statements.

In March 2008, the FASB issued authoritative guidance related to derivatives and hedging, which amends and expands the disclosure requirements with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company adopted this guidance effective January 1, 2009. See Note 8 – Derivative Financial Instruments for more information on the Company’s derivative instruments.

Reclassifications
Certain 2009 amounts in the accompanying notes have been reclassified to conform with the 2010 presentation. These reclassifications had no effect on net income or member’s equity as previously reported.

NOTE 3 – FAIR VALUE MEASUREMENT

The authoritative guidance related to fair value measurements and disclosures defines fair value and establishes a framework for measuring fair value that includes a three level hierarchy. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value.  The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market, which would include active exchange-traded equity securities. This category includes the Company’s investment in ESI, as discussed in Note 5 - Investments.

Level 2
Fair value is based on observable inputs, other than level 1 inputs, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, certain cash equivalents, and certain derivative contracts. The fair value of the fixed maturities included in this category is priced principally by independent pricing services or by internal models with observable inputs. This category includes the Company’s investment in available-for-sale fixed maturities, corporate debt securities, and the derivative financial instruments associated with ESI, as discussed in Note 5 - Investments and Note 8 – Derivative Financial Instruments, respectively.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. The fair value of the Company’s level 3 liability is measured using an internal model with both observable and unobservable inputs. These inputs reflect management’s own assumptions in pricing the asset or liability. This category includes the derivative financial instrument associated with the Company’s guarantee agreement with the Index Fund, as discussed in Note 8 – Derivative Financial Instruments and Note 11 – Commitments and Contingencies.

Inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy.  The Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of fair value. For most assets and liabilities that are classified into level 3, both observable and unobservable inputs are used in the determination of fair value.

The following table represents the balances of assets and liabilities measured at fair value on a recurring basis within the fair value hierarchy as of December 31, 2010 and 2009:

	2010
	Quoted Prices in
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
		(in thousands)
Equity securities - Trading:
Common stock	$1,799,389	$-	$-	$1,799,389
Fixed maturities - Available-for-sale:
U.S. Treasury	-	9,603	-	9,603
Residential mortgage-backed securities	-	106	-	106
Cash equivalents	-	3,330	-	3,330
Total assets accounted for at fair value on a
recurring basis	$1,799,389	$13,039	$-	$1,812,428

Derivative financial instruments	-	1,363,455	40	1,363,495
Total liabilities accounted for at fair value on
a recurring basis	$-	$1,363,455	$40	$1,363,495

	2009
	Quoted Prices in
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
		(in thousands)
Equity securities - Trading:
Common Stock	$1,555,560	$-	$-	$1,555,560
Fixed maturities - Available-for-sale:
U.S. Treasury	-	11,258	-	11,258
Residential mortgage-backed securities	-	151	-	151
Cash equivalents	-	940	-	940
Total assets accounted for at fair value on a
recurring basis	$1,555,560	$12,349	$-	$1,567,909

Derivative financial instruments	-	1,020,962	12,510	1,033,472
Total liabilities accounted for at fair value on a
recurring basis	$-	$1,020,962	$12,510	$1,033,472

The table below presents a reconciliation of the Company’s level 3 liability for the years ended December 31, 2010 and 2009:

	Derivative Financial Instruments
	2010	2009
	(in thousands)
Fair value, beginning of period	$12,510	$46,130
Total losses, realized and unrealized, included in:
Earnings:
Investment gains	(6,757)	(19,229)
Current year payments	(5,713)	(14,391)

Fair value, end of period	$40	$12,510

The Company’s level 3 liability shown above is still held at December 31, 2010.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid−ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period. During the years ended December 31, 2010 and 2009, there were no transfers between levels.

Determination of Fair Values
The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Fixed Maturity and Equity Securities
The fair value of fixed maturities and equity securities are determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as level 1 within the fair value hierarchy.  An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  The Company’s level 1 asset includes equity securities that are traded on an exchange.

All other securities that are not traded on an exchange are generally valued by a third party pricing service using a discounted cash-flow model.  Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.  The Company has determined that these inputs are market observable and such prices are generally classified into level 2 of the fair value hierarchy.

Cash Equivalents
Cash equivalents carried at fair value include the Company’s investments in U.S. Treasuries and corporate debt securities. These investments are fair valued based on observable inputs and are classified as level 2 within the fair value hierarchy.

Derivative Financial Instruments
Derivative financial instruments are reported on the Consolidated Statement of Financial Position at fair value. Derivative financial instruments generally are fair valued using pricing valuation models, which utilize observable market data.

Derivative financial instruments classified as level 2 represent the derivatives associated with ESI, as discussed in Note 8 – Derivative Financial Instruments, whose valuation models require a variety of externally driven inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. The fair value of the model inputs are observable in the market for substantially the full term and can be verified.

Derivative financial instruments classified as level 3 represent the derivative associated with the guarantee of the Index Fund, whose valuation model requires a variety of externally driven inputs, including contractual terms, net asset value, yield curve and measures of volatility, as well as internally driven inputs such as redemption rates.

Non-recurring Fair Value Measurements
The Company may be required, from time to time, to measure certain other assets at fair value on a non-recurring basis in accordance with GAAP.  These adjustments to fair value usually result from the application of lower-of-cost-or-market accounting or write-downs of individual assets.  At December 31, 2010 and 2009, the Company did not have any assets measured at fair value on a non-recurring basis.

NOTE 4 – DISSOLUTION

NYLUK I
The results of discontinued operations of NYLUK I was immaterial for the years ended December 31, 2010 and 2009. Therefore, no gains or losses were reclassified into discontinued operations in the accompanying Consolidated Statement of Operations and Comprehensive Income.

NOTE 5 – INVESTMENTS

Equity Securities
Equity securities represent the Company’s investment in ESI. At December 31, 2010, the Company owns 33,291,200 shares, representing approximately 6% interest in ESI’s common stock. All 33,291,200 of these shares have been pledged as collateral in connection with the agreements discussed in Note 7 – Notes Payable and Lines of Credit and Note 11 – Commitments and Contingencies. All share amounts and prices in the accompanying footnotes have been adjusted to reflect a two-for-one ESI stock split in 2010.

The table below presents a reconciliation of the Company’s investment in ESI for the years ended December 31, 2010 and 2009:

	2010		2009
	Number of		Number of
	Shares	Amount	Shares	Amount
	($ in thousands)
Fair value, beginning of period	36,000,000	$1,555,560	36,000,000	$989,640

Net investment gain		378,403		565,920
Purchases	181,000	9,773	-	-
Sales	(2,600,000)	(128,666)	-	-
Return of capital to New York Life	(289,800)	(15,681)	-	-

Fair value, end of period	33,291,200	$1,799,389	36,000,000	$1,555,560

For the years ended December 31, 2010 and 2009, the Company’s investment in ESI securities resulted in a net investment gain of $378,403,000 and $565,920,000, respectively, and is included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income.

The Company purchased an additional 181,000 shares for $9,773,000 and sold 2,600,000 shares in the public market in 2010. Cash proceeds from the sale of the 2,600,000 shares were $128,666,000. In addition, the Company distributed 289,800 shares as a return of capital to New York Life totaling $15,681,000.

Fixed Maturities
At December 31, 2010 and 2009, the maturity distribution of fixed maturities was as follows:

	2010		2009
	Amortized	Estimated	Amortized	Estimated
Available-for-sale	Cost	Fair Value	Cost	Fair Value
	(in thousands)
Due in one year or less	$1,050	$1,068	$1,766	$1,766
Due after one year through five years	6,771	7,123	7,818	8,166
Due after five years through ten years	1,367	1,417	1,359	1,326
Due after ten years	91	101	140	151
Total available-for-sale	$9,279	$9,709	$11,083	$11,409

Held to maturity

Due after ten years	$4,775	$6,292	$4,775	$5,905

At December 31, 2010 and 2009, the distribution of unrealized gross gains and losses on fixed maturities was as follows:

	2010
	Amortized	Unrealized		Estimated Fair
Available-for-sale	Cost	Gains	Losses	Value
	(in thousands)
U.S. Treasury	$9,184	$425	$6	$9,603
Mortgage-backed securities	95	11	-	106
Total available-for-sale	$9,279	$436	$6	$9,709

Held to maturity

U.S. Treasury	$4,775	$1,517	$-	$6,292

	2009
	Amortized	Unrealized		Estimated Fair
Available-for-sale	Cost	Gains	Losses	Value
	(in thousands)
U.S. Treasury	$10,943	$381	$66	$11,258
Mortgage-backed securities	140	11	-	151
Total available-for-sale	$11,083	$392	$66	$11,409

Held to maturity

U.S. Treasury	$4,775	$1,130	$-	$5,905

At December 31, 2010, the gross unrealized losses totaled $6,000 and were related to one U.S. Treasury obligation. The decline in value was driven by the increase in interest rates.  At December 31, 2009, the gross unrealized losses on the Company’s investments totaled $66,000 and were spread over five U.S. Treasury obligations. The decline in value was a result of interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Since the Company does not have the intent to sell the securities and expects to recover the amortized cost, the Company did not consider these investments to be other-than-temporarily impaired.

There were no proceeds from investments in fixed maturities sold during 2010.  For the year ended December 31, 2009, proceeds from investments in fixed maturities sold were $1,231,000.  Proceeds from investment in fixed maturities matured were $1,807,753 and $4,372,000 in 2010 and 2009, respectively.  For the year ended December 31, 2010, there were no gross realized gains on fixed maturities.  For the year ended December 31, 2009, gross realized gains on fixed maturities were $31,000.

For the years ended December 31, 2010 and 2009, there were no related losses from other-than-temporary impairments on fixed maturities.

NOTE 6 - FIXED ASSETS

The costs of fixed assets, included in other assets in the Consolidated Statement of Financial Position, at December 31, 2010 and 2009 were:

	2010	2009
	(in thousands)
Furniture	$1,592	$1,588
Equipment	1,050	1,022
Computer hardware	547	547
Computer software	3,036	3,023
Leasehold improvements	3,101	3,101
	9,326	9,281
Less: Accumulated depreciation and amortization	8,513	8,211
Total	$813	$1,070

NOTE 7 - NOTES PAYABLE AND LINES OF CREDIT

At December 31, 2010 and 2009, the fair value of total notes payable was approximately $821,326,000 and $844,523,000, respectively.  The carrying amount for commercial paper, which has a maturity of less than 90 days, approximates fair value. The fair value of Shared Appreciation Income Linked Securities (“SAILS”) is estimated based on a quoted market price from Credit Suisse International and Credit Suisse (collectively “CS”).  At December 31, 2010 and 2009, the fair value of the SAILS agreement with CS totaled $248,647,000 and $252,783,000, respectively. The following chart shows the carrying value of notes payable, and is included in notes payable in the accompanying Consolidated Statement of Financial Position:

	2010	2009
	(in thousands)
Capital Corporation's Commercial Paper Debt Issuance, various maturities through February 2011 and January 2010 for 2010 and 2009, respectively,
(for 2010 and 2009, the weighted average interest rate was approximately
0.28% and 0.20%, respectively)	$572,679	$591,740
Shared Appreciation Income Linked Securities	239,381	233,432

Total notes payable	$812,060	$825,172

At December 31, 2010 and 2009, commercial paper issued by Capital Corporation had a face value of approximately $572,940,000 and $591,871,000, respectively, with an unamortized discount of $261,000 and $131,000, respectively. For the years ended December 31, 2010 and 2009, interest expense totaled $2,189,000 and $4,588,000, respectively.

On August 16, 2001, the Company entered into an agreement with CS, referred to as SAILS.  Under the agreement, the Company entered into a forward sale of its shares of ESI.  The Company may deliver up to 36 million shares of ESI common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $6.76 per share or $243,225,000, less offering costs of $4,357,000, bringing net proceeds to $238,868,000 and is entitled to 100% of the appreciation up to $8.78 per share and 23% of the appreciation in excess of $8.78 per share. At December 31, 2010, the ESI share price was $54.05 per share. In accordance with authoritative guidance related to derivatives and hedging, a fair value of $54,110,000 was ascribed to the embedded derivative at the contract date, as discussed in Note 8 – Derivative Financial Instruments. The Company also recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011. For the years ended December 31, 2010 and 2009, the accretion of interest expense totaled $5,948,000 and $5,801,000, respectively, and the amortization of deferred offering costs totaled $436,000 in each year. The Company pays CS a 3.3% annualized coupon quarterly on each 22nd of November, February, May, and August. For each of the years ended December 31, 2010 and 2009, the Company made coupon payments of $8,026,000. At December 31, 2010 and 2009, accrued interest was $914,000.

Lines of Credit
Effective July 1, 2010, the Company, along with New York Life, entered into two new revolving credit facility agreements for an aggregate total of $1 billion with a consortium of banks, which replaced a $1.5 billion, five-year revolving credit facility. The agreements consist of a $500,000,000, 364-day revolving credit facility (the “364-Day Credit Facility”) expiring on June 30, 2011, and a $500,000,000, three-year revolving credit facility (the “Three-Year Credit Facility”) expiring on July 1, 2013. Facility fees for the 364-Day Credit Facility and the Three-Year Credit Facility are payable at a rate per annum of 7.5 basis points (“bps”) and 10 bps, respectively, of the lenders’ commitment amounts which are allocated to the Company based on the volume of commercial paper issued during the year. For the 364-Day Credit Facility and the Three-Year Credit Facility, borrowing rates are 92.5 bps and 90 bps over LIBOR, respectively. Facility fees and borrowing rates could increase if New York Life’s Standard & Poor’s and Moody’s Financial Strength ratings are downgraded.

As of December 31, 2010, neither Capital Corporation nor New York Life has made any borrowings under either of these credit facilities. For the years ended December 31, 2010 and 2009, the facility fees allocated to Capital Corporation were $576,000 and $482,000, respectively.

NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS

The following table shows the fair value amounts of the Company’s derivative financial instruments that are included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position and the notional value of the derivative financial instruments at December 31, 2010 and 2009 (in thousands):

		Fair Value of Derivative
	Notional	Financial Instruments Liability
	Value	(Asset)
		2010	2009
Embedded derivatives in liability host contracts:
SAILS Contract
Equity put options	$243,225	$-	$-
Equity call options	$243,225	1,254,781	959,826
Total embedded derivatives in liability host contracts		1,254,781	959,826

Derivatives not designated as hedging:
Index Fund		40	12,510
Overlay Hedge
Equity put options	$186,525	(365)	(4,499)
Equity call options	$197,077	109,039	65,635
Total overlay hedge		108,674	61,136

Total derivatives not designated as hedging		108,714	73,646

Total derivative financial instruments		$1,363,495	$1,033,472

The following table shows the Company’s (losses) gains from derivative financial instruments that are included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income for the years ended December 31, 2010 and 2009 (in thousands):

	(Losses) Gains from derivative
	financial instruments
	2010	2009
Embedded derivatives in liability host contracts:
SAILS Contract	$(294,955)	$(426,118)
Total embedded derivatives in liability host contracts	(294,955)	(426,118)

Derivatives not designated as hedging:
Index Fund	6,757	19,229
Overlay Hedge	(47,538)	(58,342)
Total derivatives not designated as hedging	(40,781)	(39,113)

Total losses from derivative financial instruments	$(335,736)	$(465,231)

Embedded Derivatives

SAILS Contract
In 2001, the Company entered into an agreement to minimize its downside risk on its investment in ESI while still maintaining rights to share in future appreciation, as discussed in Note 7 – Notes Payable and Lines of Credit. The counterparty to the agreement is CS. The agreement contains embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with authoritative guidance related to derivatives and hedging, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. The Company’s obligation associated with these embedded derivatives is fully collateralized by its investment in ESI.

The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. The stock price of ESI at December 31, 2010 was $54.05 per share. At December 31, 2010, the derivatives were calculated using the nine-month swap interest rate of 0.62%. Due to the high probability that the put option with a strike price of $6.76 will expire out of the money, the value for the option is set at zero. Due to the limited data on the volatility of calls as a result of the short duration of time until maturity, the difference between the stock price and the call price was used to value the call option with a strike price of $8.78.  At December 31, 2009, the derivatives were calculated using the two-year swap interest rate of 1.42% and a call volatility of 43.00%. Due to the high probability that the put option with strike price of $6.76 will expire out of the money, the value for the option is set at zero.  Based on the share price of ESI stock at December 31, 2010, a 10% increase in: (A) the share price, would result in a $149,830,000 increase in the fair value of the liability or (B) the interest rate, would result in an immaterial change in the fair value of the liability.

Derivatives Not Qualifying or Designated as Hedging Instruments

Index Fund
The Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the business day immediately after ten years from the date of purchase (“Guarantee Date”), the net asset value of an Index Fund share plus the value of all dividends and distributions, including cumulative reinvested dividends and distributions attributable to such shares paid during that ten year period (“Guaranteed Share”), is less than the public offering price initially paid for the share (“Guaranteed Amount”), the Company will pay each holder of Guaranteed Shares an amount equal to the difference between the Guaranteed Amount and the net asset value of each Guaranteed Share outstanding and held by such holder as of the close of business on the Guarantee Date. The Index Fund was closed to new share purchases and new investors effective January 2, 2002.

The nature of the Company’s agreement with the Index Fund is deemed to be a variable interest since the Company has the obligation to absorb the Index Fund’s expected losses that could be significant to the Index Fund. However, the Company has determined that it is not the primary beneficiary of this VIE since the Company lacks the power to direct the activities that significantly impact the VIE’s economic performance. Therefore, the Company determined that the financial results and financial position of the Index Fund is not required to be consolidated. The Company’s maximum exposure to loss is $45,000,000. The maximum exposure represents the amounts the Company would have to pay if the NAV went down to zero.

This guarantee is in effect a European style put option required to be fair valued pursuant to authoritative guidance related to derivatives and hedging.  Its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. Actual results could differ from those estimates. At December 31, 2010 and 2009, the derivative was calculated using an annual return of 0.6% and 1.0%, respectively, and a volatility of 14.8% and 19.0%, respectively. Based on the net asset value of an Index Fund share at December 31, 2010, a 10% decrease in:  (A) the share price, would result in a $550,000 increase in the fair value of the liability or (B) the interest rate used to discount cash flows, would result in an immaterial change in the fair value of the liability.

Overlay Hedge
On June 5, 2007, the Company entered into a forward sale agreement with CS, referred to as the Overlay Hedge, for 5,600,000 encumbered shares of ESI. Under the agreement, the Company may deliver up to 5,600,000 shares of ESI common stock on August 22, 2011.  If the Company elects to settle the SAILS transaction in cash, it must also settle the Overlay Hedge in cash instead of delivering shares. This agreement modifies the risk and opportunity allocated under the SAILS contract, limiting the risk of loss by protecting $88,147,000 of the unrealized retained value in the SAILS transaction from potential decline in the ESI stock price. In exchange for limiting its downside risk, the Company would forfeit a portion of the potential gain from appreciation in the ESI stock price. The terms of the Overlay Hedge agreement allows the Company to protect 5,600,000 shares of ESI from any decline in stock price from $24.52 per share down to $8.78 per share. While the Company is entitled to all of the appreciation up to $35.19 per share, all appreciation above $35.19 per share is allocated to CS.  The aggregate number of shares deliverable under the SAILS and Overlay Hedge transactions cannot exceed 36,000,000 shares.

The Company has assessed that the economic characteristics of the Overlay Hedge represent a series of European style put and call options, and has accounted for these derivatives in accordance with authoritative guidance related to derivatives and hedging. The Company’s obligation associated with these derivatives is fully collateralized by its investment in ESI. The fair value of these derivatives was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. At December 31, 2010, the derivatives were calculated using the nine-month swap interest rate of 0.62%, a put volatility of 47.00%, and a call volatility of 40.00%, respectively. Due to the high probability that the put option with a strike price of $8.78 will expire out of the money, the value for the option is set at zero. At December 31, 2009, the derivatives were calculated using the two-year swap interest rate of 1.42%, a put volatility of 38.00% and a call volatility of 33.00%. Due to the high probability that the put option with a strike price of $8.78 will expire out of the money, the value for the option is set at zero.  Based on the share price of ESI stock at December 31, 2010, a 10% increase in: (A) the share price, would result in a $29,000,000 increase in the fair value of the liability or (B) the interest rate, would result in an immaterial change in the fair value of the liability.

NOTE 9 - RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates.  Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

The distribution of commission income, interest income and fee income from affiliates for 2010 and 2009 are as follows:

	Commission Income		Interest Income		Fee Income
	2010	2009	2010	2009	2010	2009
	(in thousands)
New York Life	$608	$572	$2,108	$13,652	$1,214	$1,034

NYLIAC	87,489	68,459	62	42	29,171	27,839

NYLIFE Distributors	33,006	28,731	-	-	23	13

NYL Investments	-	-	-	-	812	1,027

NYL International	-	-	-	45	-	-

Totals	$121,103	$97,762	$2,170	$13,739	$31,220	$29,913

The distribution of receivable from New York Life, receivable from other affiliates and payable to New York Life for 2010 and 2009 are as follows:

	Receivable from		Receivable from		Payable to
	New York Life		(Payable to) Other Affiliates		New York Life
	2010	2009	2010	2009	2010	2009
	(in thousands)
New York Life	$580,138	$549,877	$-	$-	$8,037	$7,019

NYLIAC	-	-	10,569	52,972	-	-

NYLIFE Distributors	-	-	1,846	3,233	-	-

NYLIM Service Company	-	-	(2,035)	(2,130)	-	-

NYL Investments	-	-	197	183	-	-

NYL International	-	-	-	-	-	-

Totals	$580,138	$549,877	$10,577	$54,258	$8,037	$7,019

New York Life
The Company and several of its subsidiaries are party to service agreements with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. In addition, effective July 1, 2008, the allocation included New York Life agency costs associated with the management and supervision of NYLIFE Securities registered representatives. For the years ended December 31, 2010 and 2009, expenses allocated under these agreements were $62,479,000 and $59,029,000, respectively. At December 31, 2010 and 2009, the amounts payable to New York Life were $8,037,000 and $7,019,000, respectively.

On December 31, 2009, New York Life prepaid a promissory note with the Company dated August 22, 2001 whereby the Company had loaned New York Life $238,889,000. The note had a par value of $243,225,000 and a stated interest rate of 3.3% per annum. Interest on the note was payable quarterly on each 21st of November, February, May and August until the scheduled maturity on August 21, 2011. The Company received proceeds of $244,139,000 from the prepayment, which consists of the principal balance of $243,225,000 and accrued interest of $914,000. Subsequently, the Company made a distribution of $244,139,000 to New York Life. For the year ended December 31, 2009, interest earned on the loan was $9,177,000.

On November 5, 2004, the Company purchased an aircraft from Bombardier Aerospace Corporation (“Bombardier”).  New York Life, and four of its wholly owned subsidiaries, NYLIAC, NYLIFE Insurance Company of Arizona (“NYLAZ”), New York Life Investment Management Holdings LLC (“NYL Investments Holdings”) and New York Life International LLC (“NYL International”), will have exclusive use of the aircraft. All costs incurred with the operation of the aircraft, less any income received from the Dry Lease Exchange Agreement (“Dry Lease”) discussed in Note 11 – Commitments and Contingencies, will be charged to the company using the aircraft.  The arrangement between the Company and New York Life is accounted for as a direct financing lease, as discussed in Note 11 – Commitments and Contingencies.  At December 31, 2010 and 2009, the receivables from New York Life were $17,561,000 and $18,507,000, respectively, representing the remaining minimum lease payments plus the unguaranteed residual value of the aircraft.  In 2009, the Company’s Dry Lease with Bombardier was extended for an additional five years as discussed more fully in Note 11 – Commitments and Contingencies.

Capital Corporation has an outstanding credit agreement with New York Life, as amended on July 21, 2010, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount not exceeding $2,000,000,000 at any time. The interest rate charged is set at a rate equal to Capital Corporation’s cost of funds. For the years ended December 31, 2010 and 2009, Capital Corporation recorded interest income of $2,108,000 and $4,474,000, respectively, and reimbursement of debt issuance costs of $309,000 and $234,000, respectively.  At December 31, 2010 and 2009, Capital Corporation had a receivable, including accrued interest, of $562,564,000 and $531,359,000, respectively.

In accordance with an expense sharing agreement with New York Life, Capital Corporation provides New York Life with expertise in connection with the issuance of commercial paper, and in turn, New York Life reimburses Capital Corporation for expenses incurred. For the years ended December 31, 2010 and 2009, such expense reimbursements totaled $891,000 and $774,000, respectively.

NYLINK acted as a conduit to New York Life in various Sponsored Marketing arrangements in 2009, whereby it collected fee income for making New York Life agents available to sell certain products of other carriers and remitted those fees directly to New York Life.  NYLINK and New York Life transferred the Sponsored Marketing arrangements to NYLIFE Securities at the end of 2009. NYLINK and New York Life are no longer parties to these agreements.   For the year ended December 31, 2009, fee expenses were $758,000.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company GS1 Vanguard Collective Investment Trust (“the Collective Trust”) and various plans participating in New York Life’s Stable Value account. Pursuant to these agreements, New York Life pays fees to NYL Trust in accordance with the current fee structure. The synthetic Guaranteed Investment Contract underlying the Collective Trust matured on March 31, 2009 and the client elected not to renew. For the years ended December 31, 2010 and 2009, fee income earned on these agreements was $13,000 and $26,000, respectively. At December 31, 2010 and 2009, amounts due to NYL Trust were $13,000 and $12,000, respectively.

NYLIFE Securities directs and supervises its registered representatives’ sale of New York Life group annuity contracts through separate accounts maintained by New York Life.  For the years ended December 31, 2010 and 2009, NYLIFE Securities earned commissions of $608,000 and $572,000, respectively.

During 2010, the Company received a capital contribution of $5,000,000 from New York Life and made return of capital distributions totaling $67,681,000 to New York Life.  The $67,681,000 distributions consisted of $52,000,000 in cash, as well as a non-cash return of capital of $15,681,000, which is more fully discussed in Note 5 – Investments. During 2009, the Company received capital contributions totaling $6,500,000 from New York Life and made a distribution of $244,139,000 to New York Life.

In addition, New York Life acts as a guarantor for an employment agreement and lease payments of the Company.

NYLCAP Manager LLC (“NYLCAP Manager”)
On July 1, 2009, Capital Corporation terminated an outstanding credit agreement with NYLCAP Manager, an indirect wholly owned subsidiary of New York Life, as amended on June 19, 2007, whereby Capital Corporation agreed to make loans to NYLCAP Manager in an aggregate principal amount not exceeding $70,000,000 at any time. On the date of termination, there were no amounts outstanding under this agreement.

NYLIAC
Under an agreement with NYLIAC, NYLIFE Securities directs and supervises NYLIAC’s sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC.  For the years ended December 31, 2010 and 2009, NYLIFE Securities earned commission income on the sale of NYLIAC products of $85,206,000 and $65,149,000, respectively. NYLIFE Securities incurs net expenses in connection with the offering of these products, which are billed to NYLIAC.  For the years ended December 31, 2010 and 2009, there were no related net expenses reimbursed by NYLIAC. At December 31, 2010 and 2009, there were no net payables to NYLIAC under this service agreement.

In addition, NYLIFE Securities entered into a service fee agreement with NYLIAC, as amended on July 1, 2009, whereby NYLIFE Securities charges NYLIAC a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010 and 2009, NYLIFE Securities earned fee income of $29,171,000 and $27,839,000, respectively, under this agreement.  At December 31, 2010 and 2009, there were no receivables from NYLIAC recorded under this agreement.

Capital Corporation has an outstanding credit agreement with NYLIAC, dated December 23, 2004, whereby Capital Corporation agrees to make loans to NYLIAC in an aggregate principal amount not exceeding $490,000,000 at any time. The interest rate charged is set at a rate equal to Capital Corporation’s cost of funds. For the years ended December 31, 2010 and 2009, Capital Corporation recorded interest income of $62,000 and $42,000, respectively. At December 31, 2010 and 2009, Capital Corporation had a receivable from NYLIAC, including accrued interest, of $10,301,000 and $51,002,000, respectively.

NYLINK acts as a general agent for NYLIAC, whereby NYLINK solicits applications for Corporate-Owned Life Insurance (“COLI”) and Bank-Owned Life Insurance products on which NYLINK earns commission income and asset based service fees.  For the years ended December 31, 2010 and 2009, commission income and asset based service fees earned from NYLIAC were $2,283,000 and $3,310,000, respectively.  At December 31, 2010 and 2009, NYLINK recorded a receivable from NYLIAC of $269,000 and $1,970,000, respectively.

NYLAZ
On November 1, 2005, Capital Corporation entered into a credit agreement with NYLAZ, a direct wholly owned subsidiary of New York Life, whereby Capital Corporation agrees to make loans to NYLAZ in an aggregate principal amount not exceeding $40,000,000 at any time. The interest rate charged is set equal to the average monthly rate in the STIF. At December 31, 2010 and 2009, there were no amounts outstanding under this agreement.

NYLIFE Distributors LLC (“NYLIFE Distributors”)
NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, whereby NYLIFE Distributors pays NYLIFE Securities commissions, known as gross dealer concessions, for sales of MainStay mutual funds.  For the years ended December 31, 2010 and 2009, NYLIFE Securities recorded commission income from NYLIFE Distributors of $33,006,000 and $28,731,000, respectively. At December 31, 2010 and 2009, the receivables from NYLIFE Distributors were $1,850,000 and $4,018,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in 401(k) Small Plans and a Rabbi Trust Plan. For the years ended December 31, 2010 and 2009, fee income was $23,000 and $13,000, respectively. At December 31, 2010 and 2009, fee income receivables were $6,000 and $7,000, respectively.

Pursuant to an agreement dated January 1, 2004, NYLIFE Distributors agreed to refer clients and other third parties who would be interested in purchasing COLI products to NYLINK.  Should NYLINK sell COLI products to one or more referred parties, NYLINK agrees to compensate NYLIFE Distributors according to a schedule of payments.  For the years ended December 31, 2010 and 2009, NYLINK incurred expenses to NYLIFE Distributors of $571,000 and $1,016,000, respectively.  At December 31, 2010 and 2009, NYLINK had a payable to NYLIFE Distributors of $10,000 and $792,000, respectively.

NYLIM Service Company LLC (“NYLIM Service Company”)
NYL Trust is party to a service agreement with NYLIM Service Company, an indirect wholly owned subsidiary of New York Life, whereby NYLIM Service Company performs administrative functions and services for certain MainStay Fund accounts on behalf of NYL Trust. NYL Trust acts as the fiduciary of such accounts. For the years ended December 31, 2010 and 2009, service fee expenses incurred by NYL Trust under this agreement were $2,317,000 and $2,537,000, respectively. Settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2010 and 2009, the amount due to NYLIM Service Company totaled $2,035,000 and $2,130,000, respectively.

NYL Investments
NYL Investments provides certain subsidiaries of the Company with services and facilities, including, but not limited to, employee benefit plan and personnel administration, investment, legal advice, marketing and sales. As a result, NYL Investments charges these subsidiaries a fee equal to the cost to NYL Investments of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYL Investments to be attributable to the Company for services and facilities.  For the years ended December 31, 2010 and 2009, expenses allocated for such services and facilities were $15,000 and $9,000, respectively. At December 31, 2010 and 2009, the amounts payable to NYL Investments were $6,000 and $14,000, respectively.

NYL Trust is compensated by NYL Investments to provide directed trustee or custodian services to certain clients participating in the 401(k) Complete product. Settlement is made between NYL Trust and NYL Investments quarterly. For the years ended December 31, 2010 and 2009, fees earned under this agreement were $812,000 and $764,000, respectively.  At December 31, 2010 and 2009, receivables from NYL Investments were $203,000 and $198,000, respectively.

NYLIFE Securities receives fees based on assets under management in the MainStay Cash Reserves Fund Class SW (formerly Eclipse Money Market Fund Sweep Shares). This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. For the year ended December 31, 2010, there was no fee income earned under this arrangement.  For the year ended December 31, 2009, fee income was $263,000. At December 31, 2010 and 2009, there were no amounts receivable from NYL Investments.

NYL International
On December 19, 2008, Capital Corporation entered into a credit agreement with NYL International, a wholly owned subsidiary of New York Life, whereby Capital Corporation agrees to make loans to NYL International in an aggregate principal amount not exceeding $100,000,000 at any time. The interest rate charged is set at a rate equal to Capital Corporation’s cost of funds. For the year ended December 31, 2010, there was no interest income recorded under this agreement.  For the year ended December 31, 2009, Capital Corporation recorded interest income of $45,000. At December 31, 2010, there was no receivable from NYL International recorded under this agreement.  At December 31, 2009, Capital Corporation had a receivable, including accrued interest, of less than $1,000.

NYL Investments Holdings
On July 15, 2009, Capital Corporation entered into a credit agreement with NYL Investments Holdings, a wholly owned subsidiary of New York Life, whereby Capital Corporation agrees to make loans to NYL Investments Holdings in an aggregate principal amount not exceeding $250,000,000 at any time. The interest rate charged is set at a rate equal to the 90 day LIBOR rate. At December 31, 2010 and 2009, there were no loans outstanding to NYL Investments Holdings and no interest receivable from NYL Investments Holdings.

Index Fund
As more fully described in Note 8 – Derivative Financial Instruments and Note 11 – Commitments and Contingencies, the Company has an agreement with the Index Fund, whereby the Company guarantees that if, on the Guarantee Date, the net asset value of a Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of Guaranteed Shares an amount equal to the difference between the Guaranteed Amount and the net asset value of each Guaranteed Share outstanding and held by such holder as of the close of business on the Guarantee Date. The Company does not receive a separate fee under this agreement.

NOTE 10 - INCOME TAXES

At December 31, 2010, net income tax payable of $920,000 consists of federal income taxes of $927,000 payable to New York Life pursuant to the tax allocation agreement and state and foreign income taxes receivable of $7,000 and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. At December 31, 2009, net income tax payable of $2,789,000 consists of federal income taxes of $2,857,000 payable to New York Life pursuant to the tax allocation agreement and state and foreign income taxes receivable of $68,000 and is included in other liabilities in the accompanying Consolidated Statement of Financial Position.

A summary of the components of the total income tax (benefit) expense for the years ended December 31, 2010 and 2009 included in the accompanying Consolidated Statement of Operations and Comprehensive Income was as follows:

	2010	2009
	(in thousands)
Current
Federal	$29,150	$(4,993)
State	54	61
Foreign	(3)	(2)
Total current	29,201	(4,934)
Deferred
Federal	(29,902)	35,899
State	-	-
Total deferred	(29,902)	35,899
Total income tax (benefit) expense	$(701)	$30,965

For the year ended December 31, 2010, the Company’s total income tax benefit is different from the amount computed using the statutory federal income tax rate of 35% primarily due to a charitable distribution of appreciated property and a change in reserve liability associated with uncertain tax positions. For the year ended December 31, 2009, the Company’s total income tax expense is different from the amount computed using the statutory federal income tax rate of 35% primarily due to a change in reserve liability associated with uncertain tax positions.

The reconciliation is as follows:
	2010	2009
	(in thousands)
Income tax expense at statutory rate	$7,974	$30,084
State and local taxes, net of federal income tax benefit	35	40
Net foreign taxes	(3)	(2)
Uncertain tax positions - change in reserve	(3,252)	775
Non-includible gains related to foreign operations	65	61
Distribution of appreciated property	(5,412)	-
Prior year's tax (benefit) expense	(153)	2
Other	45	5
Total income tax (benefit ) expense	$(701)	$30,965

The Company’s net deferred tax liability at December 31, 2010 and 2009 was attributable to the following temporary differences:

	2010	2009
	(in thousands)
Deferred tax asset
Derivatives	$458,285	$342,777
Other	1,697	1,395
Gross deferred tax asset	459,982	344,172

Deferred tax liability
Investment in ESI	566,383	480,427
Other	292	297
Gross deferred tax liability	566,675	480,724

Net deferred tax liability	$(106,693)	$(136,552)

Deferred income taxes are generally recognized, based upon enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.  U.S. GAAP requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, many factors are considered including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

 A valuation allowance is recorded to offset any portion of the deferred tax asset that is not expected to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized.  Therefore, no valuation allowance has been provided.

As a member of the New York Life consolidated group, the Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits.  The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007.  As a result of the completion of the IRS audit for tax years 2002 through 2004, the Company recorded a net income tax benefit of $3,252,000 from a change in the income tax liabilities for uncertain tax positions in 2010.  The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.  Total unrecognized tax benefits at December 31, 2010 and 2009 are $9,542,000 and $17,705,000, respectively. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $2,222,000.

The Company classifies interest and penalties related to tax uncertainties as income tax expense or benefit. For the year ended December 31, 2010, the Company recorded an income tax benefit of $4,995,000 from interest and penalties related to tax uncertainties. For the year ended December 31, 2009, the Company’s total interest and penalties resulted in an income tax expense of $1,284,000.  At December 31, 2010 and 2009, the Company had accrued a gross liability of $7,143,000 and $12,138,000, respectively, for tax-related interest.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Leases
The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations. For the years ended December 31, 2010 and 2009, gross rental expenses were $661,000 and $636,000, respectively. For the years ended December 31, 2010 and 2009, sublease rental receipt were $451,000 and $465,000, respectively.

The Company maintains a lease reserve representing the discounted shortfall between rental expense and rental income on a lease of certain property vacated by the Company. During 2010 and 2009, a revaluation of this reserve resulted in a net decrease of approximately $203,000 and a net increase of approximately $52,000, respectively. At December 31, 2010 and 2009, the lease reserve was $976,000 and $1,179,000, respectively, and is included in other liabilities in the accompanying Consolidated Statement of Financial Position.

Future minimum lease payments and receipts under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2010 are as follows:

	Gross	Sublease
	Rental	Rental
	Payments	Receipts
	(in thousands)
2011	$613	$278
2012	613	304
2013	613	507
2014	613	507
2015 & thereafter	766	634
Total	$3,218	$2,230

On November 5, 2004, the Company entered into an agreement to lease an aircraft to New York Life, NYLIAC, NYLAZ, NYL Investments Holdings and NYL International, as discussed in Note 9 – Related Party Transactions. The lease is classified as a direct financing lease in accordance with the criteria specified in authoritative guidance related to leases. In 2009, the agreement expired and was subsequently renewed for an additional five years, resulting in a new residual value of $13,936,000. The following table represents the carrying value of the aircraft at December 31, 2010 and 2009:

	2010	2009
	(in thousands)
Total minimum lease payments	$10,949	$10,949
Residual value	13,936	13,936
Net investment	24,885	24,885
Accumulated amortization	7,324	6,378
Carrying value	$17,561	$18,507

Annual minimum lease payments receivable are $946,000 for each of the next four years.

On November 5, 2004, the Company entered into a Dry Lease with Bombardier to make the Company’s aircraft available to Bombardier for a certain number of hours each year based on the Company’s expected use of the aircraft.  In 2009, the Dry Lease with Bombardier expired and was subsequently renewed for an additional five years. The number of hours leased to Bombardier will reduce the Company’s annual allocated hours (203 hours) in accordance with the management agreement between the Company and Bombardier.  During 2010, Bombardier agreed to reimburse the Company for each hour billed at the hourly rate of $1,556.   During 2009, as a result of the Dry Lease renewal, the hourly rate that Bombardier agreed to reimburse the Company for each hour billed was reduced from $3,935 to $1,500. For the years ended December 31, 2010 and 2009, income earned on this agreement was $300,000 and $528,000, respectively.

Assets Pledged as Collateral
In 2001, following the entering into of the SAILS agreement with CS described in Note 7 – Notes Payable and Lines of Credit and Note 8 – Derivative Financial Instruments, the Company agreed to lend CS shares of ESI common stock from the collateral account.  Whenever CS borrows shares from the collateral account, the Company is entitled to a securities lending fee which would then need to be reimbursed to CS. As of December 31, 2010 and 2009, CS borrowed 30,400,000 shares with a market value of $1,643,120,000 and $1,313,584,000, respectively. These transactions are generally collateralized with the right of offset against the Company’s liabilities to CS, and to the extent the right of offset does not provide sufficient collateral, CS provides additional collateral which may consist of U.S. Government Securities, a letter of credit or cash. At December 31, 2010 and 2009, the carrying amount of the lent shares was $1,643,120,000 and $1,313,584,000, respectively. For the years ended December 31, 2010 and 2009, the Company earned fee income from lending ESI securities of $1,036,000 and $715,000, respectively. Under the terms of the SAILS agreement discussed in Note 7 – Notes Payable and Lines of Credit and Note 8 – Derivative Financial Instruments, the Company is required to reimburse CS for any borrow costs incurred by CS in connection with this transaction. As a result, the Company incurred expenses of the same amounts, which are included in administrative and other expenses in the accompanying Consolidated Statement of Operations and Comprehensive Income.

Index Fund
As more fully described in Note 8 – Derivative Financial Instruments, the Company has an agreement with the Index Fund, whereby the Company guarantees that if, on the Guarantee Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of Guaranteed Shares an amount equal to the difference between the Guaranteed Amount and the net asset value of each Guaranteed Share outstanding and held by such holder as of the close of business on the Guarantee Date. At December 31, 2010 and 2009, the Company recognized a liability of $40,000 and $12,510,000, respectively. For the years ended December 31, 2010 and 2009, payments due by the Company totaled $5,713,000 and $14,391,000, respectively. For information on the change in the fair value of the liability associated with the Index Fund, see Note 3 – Fair Value Measurements.

Other
The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their respective operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

During 2010 and 2009, NYLIFE Securities concluded settlements with customers in connection with the sale of registered products.  The Company expensed a total of $1,800,000 and $1,890,000 for the years ended December 31, 2010 and 2009, respectively, in settlements and related legal fees. At December 31, 2010 and 2009, the Company maintained a liability of $1,061,000 and $421,000, respectively, to cover remaining settlements and legal costs associated with these matters.

NYLIFE Securities clears all of its securities transactions through a clearing broker, National Financial Services LLC (“NFS”), on a fully disclosed basis to perform trade execution, clearance, settlement and related activities. Pursuant to the terms of the agreement between NYLIFE Securities and NFS, NFS has the right to charge NYLIFE Securities for losses that result from a customer’s failure to fulfill its contractual obligations. As the right to charge NYLIFE Securities has no maximum amount and applies to all trades executed through NFS, NYLIFE Securities believes there is no maximum amount assignable to this right. For the years ended December 31, 2010 and 2009, NYLIFE Securities paid NFS $43,000 and $37,000, respectively, related to these contractual obligations. At December 31, 2010 and 2009, NYLIFE Securities had not recorded a liability pertaining to this right. In addition, NYLIFE Securities has the right to pursue collection or performance from the customers who do not perform under their contractual obligations. NYLIFE Securities monitors the credit standing of NFS and all customers with which it conducts business.

Certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory or other requirements. The Company or New York Life has agreed to provide support so as to maintain adequate net worth in each of these subsidiaries. At December 31, 2010 and 2009, the net worth of each of these subsidiaries exceeded the regulatory or other requirements.

In connection with receiving its Authorization Certificate, NYL Trust agreed with the New York State Banking Department in 1995 that it would maintain stockholder’s equity of one-quarter of one percent (0.25%) of total discretionary assets under administration or $2,500,000, whichever is greater. At December 31, 2010 and 2009, NYL Trust was in compliance with the minimum capital requirement.

NYLIFE Securities is subject to the Securities and Exchange Commission Uniform Net Capital Rule (“Rule 15c3-1”), which requires the maintenance of minimum net capital.  NYLIFE Securities has elected to compute its net capital requirement in accordance with the Alternative Method permitted by the rule. This method requires the maintenance of minimum net capital, as defined, of the greater of 2% of aggregate debit items arising from customer transactions or $250,000. At December 31, 2010, NYLIFE Securities had net capital, as defined under such rules, in excess of its required net capital of $250,000.

NOTE 12 – SUBSEQUENT EVENTS

As of February 18, 2011, the date the consolidated financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

OTHER FINANCIAL INFORMATION

The following consolidating information is presented for purposes of additional analysis and is not a required part of the December 31, 2010 consolidated financial statements.

NYLIFE LLC AND SUBSIDIARIES
(affiliates of New York Life Insurance Company)

CONSOLIDATING STATEMENT OF FINANCIAL POSITION

December 31, 2010
(in thousands)

	NYLIFE LLC (Parent)	Capital Corporation	NYLIFE Securities	NYL Trust	Eagle	NYL Irrevocable Trust	NYL Management	NYLINK	NYLEX	NYLUK I	Eliminations	Consolidated
ASSETS
Investments
Equity securities
Trading securities, pledged as collateral, at fair value	$1,799,389	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,799,389
Affiliated equity securities (equity method)	34,893	-	-	-	-	-	-	-	-	-	(34,893)	-
Fixed maturities
Available for sale, at fair value (amortized cost of $9,279)	-	-	-	9,709	-	-	-	-	-	-	-	9,709
Held to maturity, at amortized cost	-	-	-	-	-	4,775	-	-	-	-	-	4,775
Other investments	942	-	-	-	3,905	-	1,047	-	-	-	-	5,894
Cash and cash equivalents	298	130	17,287	3,336	55	-	21	26	123	-	-	21,276
Accounts and other receivables	138	-	3,989	2,464	4,453	122	131	265	55	-	-	11,617
Receivable from New York Life Insurance Company	17,561	562,564	-	13	-	-	-	-	-	-	-	580,138
Net receivable from other affiliates	(640)	10,301	1,817	(1,833)	34	633	(10)	283	(24)	16	-	10,577
Other assets	312	-	1,772	207	422	-	97	439	-	-	-	3,249

Total assets	$1,852,893	$572,995	$24,865	$13,896	$8,869	$5,530	$1,286	$1,013	$154	$16	$(34,893)	$2,446,624

LIABILITIES AND MEMBER'S EQUITY
Notes payable	$239,381	$572,679	$-	$-	$-	$-	$-	$-	$-	$-	$-	$812,060
Derivative financial instruments	1,363,495	-	-	-	-	-	-	-	-	-	-	1,363,495
Accrued expenses	984	179	2,527	114	2,274	122	-	586	-	-	-	6,786
Payable to New York Life Insurance Company	780	-	6,049	321	595	-	-	292	-	-	-	8,037
Net deferred tax liability	108,097	-	(899)	163	33	(5)	-	(696)	-	-	-	106,693
Other liabilities	15,137	-	1,340	(8)	2,010	4,775	1,039	236	5	-	-	24,534

Total liabilities	1,727,874	572,858	9,017	590	4,912	4,892	1,039	418	5	-	-	2,321,605

Member's equity	47,159	1	46,149	5,504	6,700	1,000	12,699	4,792	1	60,836	(137,682)	47,159
Accumulated earnings	77,588	136	(30,301)	7,548	(2,743)	(362)	(12,470)	(4,197)	148	(60,820)	103,061	77,588
Accumulated other comprehensive income
Net unrealized gains on investments (net of tax
expense of $176)	254	-	-	254	-	-	-	-	-	-	(254)	254
Cumulative translation adjustment	18	-	-	-	-	-	18	-	-	-	(18)	18

Total member's equity	125,019	137	15,848	13,306	3,957	638	247	595	149	16	(34,893)	125,019
Total liabilities and member's equity	$1,852,893	$572,995	$24,865	$13,896	$8,869	$5,530	$1,286	$1,013	$154	$16	$(34,893)	$2,446,624

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	Declaration of Trust
1.
Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 – Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

2.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*
3.	Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*
4.	Form of Declaration of Trust as Amended and Restated December 31, 1994 – Previously filed as Exhibit a (4) to Post-Effective Amendment No. 53*
5.	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*
6.	Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*
7.	Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*
8.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share – Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*
9.	Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*
10.	Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (11) to Post-Effective Amendment No. 51*
11.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*
12.
Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund – Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58*

13.	Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65*
14.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65*
15.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share – Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65*
16.	Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*
17.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 74*
18.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 74*
19.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(19) to Post-Effective Amendment No. 74*
20.	Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(20) to Post-Effective Amendment No. 80*
21.
Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit 1(a) to Registrant’s Form N-14 filed with the Commission on August 10, 2007*

22.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share – Previously filed as Exhibit (a)(22) to Post-Effective Amendment No. 93*

23.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Value) – Previously filed as Exhibit (a)(23) to Post-Effective Amendment No. 106*
24.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Institutional Bond) – Previously filed as Exhibit (a)(24) to Post-Effective Amendment No. 106*
25.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Value) – Previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 106*
26.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Growth) – Previously filed as Exhibit (a)(26) to Post-Effective Amendment No. 106*
27.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Growth) – Previously filed as Exhibit (a)(27) to Post-Effective Amendment No. 106*
28.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Value) – Previously filed as Exhibit (a)(28) to Post-Effective Amendment No. 106*
29.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Capital Appreciation) – Previously filed as Exhibit (a)(29) to Post-Effective Amendment No. 106*
30.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Total Return) – Previously filed as Exhibit (a)(30) to Post-Effective Amendment No. 106*

b.	By-Laws
1.	Amended and Restated By-Laws dated February 12, 2007 – Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 91*

c.	Instruments Defining Rights of Security Holders
1.	See the Declaration of Trust, as amended and supplemented from time to time and the Amended and Restated By-Laws dated December 31, 1994 (See above)

d.	Investment Advisory Contracts
1.
Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC dated August 1, 2008 – Previously filed as Exhibit (d) (1) to Post-Effective Amendment No. 95*

(a)	Amendment dated October 16, 2009 – Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 100*
(b)	Amendment dated November 1, 2009 – Previously filed as Exhibit (d)(1)(b) to Post-Effective Amendment No. 100*
(c)	Amendment dated November 12, 2009 – Previously filed as Exhibit (d)(1)(c) to Post-Effective Amendment No. 100*
(d)	Amendment dated November 24, 2009 – Previously filed as Exhibit (d)(1)(d) to Post-Effective Amendment No. 100*
(e)	Amendment dated August 1, 2010 (Large Cap Growth and High Yield Corporate Bond Funds) – Filed herewith
2.	Subadvisory Agreements
(a)
Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated August 1, 2008 – Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 97*

(b)	Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC – Previously filed as (d)(2)(b) to Post-Effective Amendment No. 80*
(c)
Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. dated December 26, 2008 – Previously filed as Exhibit (6)(3) to the Registrant’s Registration Statement on Form N-14 with respect to the Large Cap Growth Fund on July 17, 2009*

(d)
Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated August 1, 2008 – Previously filed as Exhibit d (2)(e) to Post-Effective Amendment No. 95*

(e)	Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated January 1, 2009 – Previously filed as Exhibit (d)(2)(h) to Post-Effective Amendment No. 97*
(f)
Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated June 29, 2009 – Previously filed as Exhibit (6)(g) to the Registrant’s Registration Statement on Form N-14 with respect to MainStay Total Return Fund, filed on July 17, 2009*

(g)
Interim Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC regarding the Value Fund, dated June 29, 2009 – Previously filed as Exhibit (d)(2)(g) to Post-Effective Amendment No. 98*

(h)
Interim Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC with respect to Institutional Bond Fund, dated April 15, 2009 – Previously filed as Exhibit (d)(2)(h) to Post-Effective Amendment No. 98*

(i)
Interim Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC with respect to Capital Appreciation Fund, dated June 29, 2009 – Previously filed as Exhibit (d)(2)(i) to Post-Effective Amendment No. 98*

(j)	Subadvisory Agreement dated June 29, 2009 with Epoch Investment Partners, Inc. – Previously filed as Exhibit (d)(2)(j) to Post-Effective Amendment No. 100*
(k)	Amendment dated October 16, 2009 to Subadvisory Agreement with Epoch Investment Partners, Inc. – Previously filed as Exhibit (d)(2)(k) to Post-Effective Amendment No. 100*
(l)	Amendment dated October 16, 2009 to Amended and Restated Subadvisory Agreement with MacKay Shields LLC – Previously filed as Exhibit (d)(2)(l) to Post-Effective Amendment No. 100*
(m)	Amendment dated November 1, 2009 to Amended and Restated Subadvisory Agreement with MacKay Shields LLC – Previously filed as Exhibit (d)(2)(m) to Post-Effective Amendment No. 100*
(n)	Amendment dated July 1, 2010 to Amended and Restated Subadvisory Agreement with Winslow Capital Management, Inc. – Previously filed as Exhibit (d)(2)(n) to Post-Effective Amendment No. 106*
(o)	Amendment dated August 1, 2010 to Amended and Restated Subadvisory Agreement with MacKay Shields LLC (High Yield Corporate Bond Fund) – Filed herewith

e.	Underwriting Contracts
1.	Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. – Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 80*
2.	Form of Soliciting Dealer Agreement – Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 80*

f.	Bonus or Profit Sharing Contracts – Inapplicable
g.	Custodian Agreements
1.
Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 - Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*

2.
Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 - Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*

h.	Other Material Contracts

1.	Transfer Agency
(a)	Amended and Restated Transfer Agency and Service Agreement dated October 1, 2008 – Previously filed as Exhibit h (1)(a) to Post-Effective Amendment No. 96*
i.	Amendment dated April 24, 2009 – Filed herewith
ii.	Amendment dated October 16, 2009 – Filed herewith
iii.	Amendment dated October 23, 2009 – Filed herewith
iv.	Amendment dated October 30, 2009 – Filed herewith
v.	Amendment dated November 12, 2009 – Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*
vi.	Amendment dated November 24, 2009 – Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*

vii.	Amendment dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*
viii.	Amendment dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*
ix.	Amendment dated January 1, 2011 – Previously filed with Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 25, 2011*
(b)	Sub-Transfer Agency Agreement dated October 1, 2005 between NYLIM Service Company LLC and Boston Financial Data Services, Inc. – Previously filed as Exhibit h(1)(d) to Post-Effective Amendment No. 51*
i.	Amendment dated June 18, 2007 – Previously filed as Exhibit h (1)(b)(i) to Post-Effective Amendment No. 88*
ii.	Amendment dated October 1, 2008 – Previously filed as Exhibit h (1) (b) (ii) to Post-Effective Amendment No. 96*
2.	Form of Guaranty Agreement - Equity Index Fund – Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*
3.	Amended and Restated Service Agreement with New York Life Benefit Services, Inc. – Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 80*
4.	Amended and Restated Fund Accounting Agreement with New York Life Investment Management LLC – Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 80*
5.	Shareholder Services Plan (Class R1 shares) – Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80*
6.	Shareholder Services Plan (Class R2 shares) – Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80*
7.	Shareholder Services Plan (Class R3 shares) – Previously filed as Exhibit (h)(7) to Post-Effective Amendment No. 80*
8.	Expense Limitation Agreement dated April 1, 2008 – Previously filed as Exhibit h(8) to Post-Effective Amendment No. 95*
9.	Amendment to Fund Accounting Agreement – Previously filed as Exhibit (h)(9) to Post-Effective Amendment No. 80*
10.	Form of Indemnification Agreement – Previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 80*
11.
Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company – Previously filed as Exhibit (h)(11) to Post-Effective Amendment No. 80*

(a)
Extension Agreement dated January 31, 2008 to the Master Fund Sub-Accounting and Sub-Administration Agreement dated June 30, 2005 – Previously filed as Exhibit (h)(11)(a) to Post-Effective Amendment No. 93*

(b)	Amendment dated December 7, 2007 – Previously filed as Exhibit (h)(12) to Post-Effective Amendment No. 93*

(c)	Amendment dated September 29, 2008 – Previously filed as Exhibit (h) 13 to Post-Effective Amendment No. 96*
(d)	Amendment dated February 13, 2009 – Previously filed as Exhibit (h)(11)(d) to Post-Effective Amendment No. 97*
12.	Expense Limitation Agreement dated November 28, 2008 - Previously filed as Exhibit (h) 14 to Post-Effective Amendment No. 96*
13.	Notice of Fee Waiver dated August 1, 2008 – Previously filed as Exhibit (h) 15 to Post-Effective Amendment No. 96*
14.
Voluntary Expense Limitation Agreement dated August 1, 2009 with respect to Common Stock, International Equity, Large Cap Growth and MAP Funds – Previously filed as Exhibit (h)(14) to Post-Effective Amendment No. 98*

15.
Expense Limitation Agreement dated August 1, 2009 with respect to Convertible, Diversified Income, Global High Income, Government, MAP and Tax Free Bond Funds – Previously filed as Exhibit (h)(15) to Post-Effective Amendment No. 98*

16.	Expense Limitation Agreement dated August 1, 2009 with respect to certain Funds – Previously filed as Exhibit (h)(16) to Post-Effective Amendment No. 98*
17.	Notice of Fee Waiver dated 11-1-09 – Previously filed as Exhibit (h) (17) to Post-Effective Amendment No. 100*
18.	Expense Limitation Agreement dated August 29, 2007 with respect to Global High Income Fund Class I shares – Previously filed as Exhibit (h)(18) to Post-Effective Amendment No. 106*
19.	Voluntary Expense Limitation Agreement dated November 13, 2009 with respect to the Large Cap Growth Fund – Previously filed as Exhibit (h)(19) to Post-Effective Amendment No. 106*
20.	Expense Limitation Agreement dated February 26, 2010, as amended August 1, 2010 with respect to certain Funds – Filed herewith
21.	Notice of Fee Waiver dated July 1, 2010 with respect to the Large Cap Growth Fund – Filed herewith

i.	Legal Opinion
1.	Opinion and consent of counsel – Previously filed as Exhibit (i)(6) to Post-Effective Amendment No. 84*

j.	Other Opinions
1.	Consent of Independent Registered Public Accounting Firm (KPMG) – Filed herewith
2.	Consent of Independent Registered Public Accounting Firm (PWC) – Filed herewith

k.	Omitted Financial Statements – Inapplicable

l.	Initial Capital Agreements – Inapplicable

m.	Rule 12b-1 Plan

1.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) – Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80*
2.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) – Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80*
3.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) – Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80*
4.	Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) – Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 80*
5.	Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) – Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 80*
6.	Plan of Distribution pursuant to Rule 12b-1 (Investor Class shares) – Previously filed as Exhibit m(6) to Post-Effective Amendment No. 95*
7.
Revised Schedules A (as of November 24, 2009) to the Plans of Distribution pursuant to Rule 12b-1 for Class A shares, Class B shares, Class C shares, Class R2 shares, Class R3 shares and Investor Class shares – Previously filed as Exhibit (m)(7) to Post-Effective Amendment No. 106*

n.	Rule 18f-3 Plan - Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 –Previously filed as Exhibit (n) to Post-Effective Amendment No. 93*
1.
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated December 12, 2008 – Previously filed as Exhibit (10)(g) to the Registrant’s Registration Statement on Form N-14 with respect to MainStay MAP Fund, MainStay Total Return Fund, and MainStay Large Cap Growth Fund on July 17, 2009*

o.	Reserved

p.	Codes of Ethics
1.	The MainStay Funds dated December 2010 – Filed herewith
2.	Markston International LLC dated 2010 – Filed herewith
3.	MacKay Shields LLC Amended and Restated Code of Ethics dated November 2009 – Filed herewith
4.	New York Life Investment Management Holdings LLC Code of Ethics dated January 2011 – Filed herewith
5.	Institutional Capital LLC (f/k/a Institutional Capital Corporation) dated October 1, 2010 – Filed herewith
6.	Nuveen Investments Inc. (Winslow) dated January 1, 2011 – Filed herewith
7.	Epoch Investment Partners, Inc. dated 9/09 – Previously filed as Exhibit (p) (7) to Post-Effective Amendment No. 100*

 Other Exhibits:

1.	Powers of Attorney – Previously filed as Exhibits to Post-Effective Amendment No. 106*
----------
* Incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article IV of The MainStay Funds’ (“Registrant’s”) Declaration of Trust states as follows:

SECTION 4.3. MANDATORY INDEMNIFICATION.

(a)           Subject to the exceptions and limitations contained in paragraph (b) below:
(i)           every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
(ii)           the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Trustee or officer:
(i)           against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(ii)           with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;
(iii)           in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
a.	by the court or other body approving the settlement or other disposition; or
b.
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d)           Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:
(i)           such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or
(ii)           a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. New York Life Investments’ address is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS

John Y. Kim	Chairman of the Board, Chairman and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Chairman of the Board , Chairman and Chief Executive Officer, New York Life Investment Management Holdings, LLC; Manager, Member of the Audit Committee and Compensation Committee, Madison Capital Funding LLC, Madison Square Investors LLC, McMorgan & Company LLC, MacKay Shields LLC, NYLCAP Manager LLC and Institutional Capital LLC; Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Trustee of Eclipse Funds, MainStay Funds Trust and the MainStay Funds; Director of Eclipse Funds Inc. and MainStay VP Series Fund, Inc.; Manager of Private Advisors, L.L.C.

Theodore A. Mathas	Manager; Chairman of the Compensation Committee
Chairman and Member of New York Life Foundation; Chairman of the Board, Chairman and President and Chairman of the Executive Committee of New York Life Insurance and Annuity Corporation; Manager and Chairman of the Compensation Committee of New York Life International, LLC; Manager and Chairman of the Compensation Committee of New York Life Investment Management Holdings

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS

Michael E. Sproule	Manager, Chairman of the Audit Committee
Director of NYLUK I Company, NYLUK II Company and GreshamMortgage; Manager of New York Life Investment Management Holdings LLC and NYLIFE LLC; Manager, Chairman of the Audit Committee and Member of the Investment Committee of New York Life International, LLC; Director and Member of the Executive Committee and Audit Committee of New York Life Insurance and Annuity Corporation; Executive Vice President, Chief Financial Officer and Member of the Executive Management Committee of New York Life Insurance Company; Manager and Chairman of the Audit Committee of McMorgan & Company LLC, Madison Square Investors LLC; Madison Capital Funding LLC; MacKay Shields LLC and Institutional Capital LLC

Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company LLC; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc. and MainStay Funds Trust; Director and Chairman of the Product and Annuity Rate Committees of New York Life Insurance and Annuity Corporation

Alison H. Micucci	Senior Managing Director	Senior Managing Director of NYLIFE Distributors LLC; Director and Member of the Executive, Examining and Audit and Management and Investment Committees of New York Life Trust Company

Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None

George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Assistant Secretary of Institutional Capital LLC; Secretary of MacKay Shields LLC; Assistant Secretary of Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company; Senior Vice President – Investments of New York Life Foundation

Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Executive Committee and  Examining and Audit Committee and Chairman of the Management and Investment Committee of New York Life Trust Company; Senior Managing Director – Retirement Plan Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director and Head of Human Resources	Senior Managing Director and Head of Human Resources of New York Life Investment Management Holdings LLC

Anthony R. Malloy	Senior Managing Director
Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Managing Director of New York Life Investment Management Holdings LLC; Manager of NYL Wind Investments LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee of Madison Capital Funding LLC; Manager of MacKay Shields LLC

Donald A. Salama	Senior Managing Director and Chief Strategy Officer	None

John E. Schumacher	Senior Managing Director
Manager and Chairman of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC; Chief Executive Officer of NYLCAP Mezzanine Partners III GenPar GP, LLC;  Sole Director and Chief Executive Officer of NYLCAP III RBG Corp. and NYLCAP III-A RBG Corp.; Manager of NYLIM-JB Asset Management Co. (Mauritius) LLC and Alternate Director of NYLIM- Jacob Ballas Asset Management Co. III LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company

Thomas M. Haubenstricker	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners, LLC and New York Life Capital Partners II, LLC; Executive Vice President of New York Life Capital Partners III GenPar GP, LLC, NYLCAP III RBG Corp., NYLCAP III-A RBG Corp. and NYLCAP Mezzanine Partners III GenPar GP, LLC; Manager of NYLCAP Mezzanine III Luxco S.a.r.l.; Director of New York Life Investment Management (U.K.) Limited; Alternate Director of NYLCAP Holdings (Mauritius); Manager of NYLIM – Jacob Ballas Asset Management Co. III LLC and NYLIM – JB Asset Management Co. (Mauritius) LLC; Manager of Private Advisors, L.L.C.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS

Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Director of NYL Management Limited

Julia A. Warren	Senior Managing Director and Chief Risk Officer	Senior Managing Director and Chief Risk Officer of New York Life Investment Management Holdings LLC

Sara L. Badler	Senior Managing Director and Head of Legal and Compliance	Senior Managing Director and Chief Legal and Compliance Officer of New York Life Investment Management Holdings LLC

Yie-Hsin Hung	Senior Managing Director and Head of Alternative Scale Businesses
Senior Managing Director and Head of Alternative Scale Businesses of New York Life Investment Management Holdings LLC; Chairman of the Board and Chairman of the Compensation Committee of NYLCAP Manager LLC; Manager of Private Advisors, L.L.C.

Drew E. Lawton	Senior Managing Director and Head of Traditional Scale Businesses
Senior Managing Director and Head of Traditional Scale Businesses of New York Life Investment Management Holdings LLC; Chairman of the Board and Chairman of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC and McMorgan & Company LLC

Barry A. Schub	Manager and Member of the Compensation Committee
Senior Vice President and Chief Human Resources Officer of New York Life Insurance Company; Manager and Member of the Compensation Committee of New York Life International, LLC; Manager and Member of the Compensation Committee of New York Life Investment Management Holdings LLC

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS

John A. Cullen	Manager and Member of the Audit Committee
Senior Vice President, Controller and Chief Accounting Officer of New York Life Insurance Company; Manager and Chairman of the Audit Committee of Eagle Strategies LLC, NYLCAP Manager LLC, NYLIFE Distributors LLC, NYLIFE Securities LLC, NYLIM Service Company LLC; Senior Vice President of New York Life Insurance and Annuity  Corporation; Manager and Member of the Audit Committee of New York Life International, LLC; Director and Chairman of the Examining and Audit Committee of New York Life
Trust Company; Director and Senior Vice President of
NYLIFE Insurance Company of Arizona; Director of NYLINK Insurance Agency; Manager of NYL Executive Benefits LLC; Chief Financial Officer of NYL Wind Investments LLC

John M. Grady	Senior Managing Director and Chief Financial Officer
Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC;
Chairman and President of New York Life Capital Corporation; Manager of Private Advisors, L.L.C.

Maureen McFarland	Senior Managing Director	None

MACKAY SHIELDS

MacKay Shields LLC ("MacKay Shields") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Registrant for his or her own account or in the capacity of director, officer, partner or trustee.   MacKay Shields’ address is 9 West 57th Street, New York, NY 10029.

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS

Lucille Protas	Senior Managing Director, Chief Operating Officer and Treasurer	Executive Vice President of New York Life Trust Company

Gary L. Goodenough	Senior Managing Director	Senior Vice President of New York Life Trust Company

Ellen Metzger	Senior Managing Director and General Counsel	None

J. Matthew Philo	Senior Managing Director	Senior Vice President of New York Life Trust Company

Rupal J. Bhansali	Senior Managing Director	Senior Vice President, New York Life Insurance and Annuity Corporation

Edward Silverstein	Senior Managing Director	None

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS

Rene Bustamante	Senior Managing Director and Chief Compliance Officer	None

Michael Corker	Managing Director and Chief Financial Officer	Vice President of New York Life Trust Company

Robert DiMella	Senior Managing Director	None

John Loffredo	Senior Managing Director	None

Dan C. Roberts	Senior Managing Director	None

Jae S. Yoon	Senior Managing Director	None

Louis N. Cohen	Managing Director	None

David Dowden	Managing Director	None

Luann P. Gilhooly	Managing Director	None

Therese M. Hernandez	Managing Director	None

Kirk Hashevaroff	Managing Director	None

Michael J. Kimble	Managing Director	None

Steven H. Rich	Managing Director	None

Virginia E. Rose	Managing Director	None

Michael A. Snyder	Managing Director	None

Gregory M. Spencer	Managing Director	None

Denise M. Spillane	Managing Director	None

Brian Stewart	Managing Director	None

Andrew M. Susser	Managing Director	None

Taylor B. Wagenseil	Managing Director	None

James S. Wolf	Managing Director	None

Nathaniel Hudson	Managing Director	None

Michael J. Starr	Managing Director	None

Anthony Vigilante	Managing Director	None

Laurie Walters	Managing Director	None

MADISON SQUARE INVESTORS LLC

Madison Square Investors LLC ("Madison Square Investors") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Madison Square Investors is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Registrant for his or her own account or in the capacity of director, officer, partner or trustee. Madison Square Investors’ address is 1180 Avenue of the Americas, New York, NY 10036.

NAME	POSITION(S) WITH MADISON SQUARE INVESTORS LLC	OTHER BUSINESS

John Y. Kim	Manager
Chairman of the Board, Chairman and Chief Executive Officer, New York Life Investment Management LLC; Chief Investment Officer and Member of the Executive Management Committee, New York Life Insurance Company; Chairman of the Board, Chairman and Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Manager, Member of the Audit Committee and Member of the Compensation Committee, Madison Capital Funding LLC, McMorgan & Company LLC, MacKay Shields LLC, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital; Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Manager and Chairman of the Investment Committee, New York Life International, LLC; Manager, Private Advisors, L.L.C.; Trustee of Eclipse Funds, MainStay Funds Trust and The MainStay Funds; Director of Eclipse Funds Inc. and MainStay VP Series Fund, Inc.

Drew E. Lawton	Chairman of the Board
Senior Managing Director and Head of Traditional Scale Businesses of New York Life Investment Management  Holdings LLC and New York Life Investment Management LLC; Chairman of the Board and Chairman of the Compensation  Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC and McMorgan & Company LLC

Michael E. Sproule	Manager and Chairman of the Audit Committee
Manager of New York Life Investment Management Holdings LLC; Manager and Chairman of the Audit Committee of New York Investment Management LLC; Director of NYLUK I Company, NYLUK II Company and Gresham Mortgage; Manager of NYLIFE LLC; Manager, Chairman of the Audit Committee and Member of the Investment Committee of New York Life International, LLC; Director and Member of the  Executive Committee and Audit Committee of New York Life Insurance and Annuity Corporation; Executive Vice President, Chief Financial Officer and Member of the Executive Management Committee of New York Life Insurance Company; Manager and Chairman of the Audit Committee of McMorgan & Company LLC, Madison Square Investors LL; Madison Capital Funding LLC; MacKay Shields LLC and Institutional Capital LLC

NAME	POSITION(S) WITH MADISON SQUARE INVESTORS LLC	OTHER BUSINESS

Michael P. Maquet	Chief Executive Officer	Executive Vice President of New York Life Trust Company

Susan L. Evans	Managing Director	Executive Vice President of New York Life Trust Company

Harvey J. Fram	Managing Director	Executive Vice President of New York Life Trust Company

Harish P. Kumar	Managing Director	None

Francis Ok	Managing Director	None

Tara McAleer	Director and Chief Compliance Officer	Director and Chief Compliance Officer, New York Life Investment Management LLC

Jennifer Oberschewen	Director and Chief Financial Officer	None

Martin J. Mickus	Managing Director	None

INSTITUTIONAL CAPITAL LLC

Institutional Capital LLC (“ICAP”) acts as the subadvisor for certain series of the following open-end registered management investment companies:  MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds. Certain information on each executive officer of ICAP is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Registrant for his or her own account or in the capacity of director, officer, partner or trustee. ICAP’s address is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

NAME	POSITION(S) WITH INSTITUTIONAL CAPITAL LLC	OTHER BUSINESS

Jerrold K. Senser	Manager, Chief Executive Officer and Chief Investment Officer	Senior Vice President, New York Life Insurance Company

Paula L. Rogers	Manager and President	None

NAME	POSITION(S) WITH INSTITUTIONAL CAPITAL LLC	OTHER BUSINESS

Thomas R. Wenzel	Executive Vice President and Director of Research	None

Brian Franc	Executive Vice President and Chief Compliance Officer	None

Mark E. Flanagan	Executive Vice President and Chief Financial Officer	None

Michael F. Citrano	Executive Vice President and Director of MIS	None

Kain D. Cederberg	Executive Vice President and Director of Trading	None

John P. Garrett	Senior Vice President	None

Keith D. Watson	Executive Vice President and Director of Consultant Relationships	None

Scott E. Weisenberger	Executive Vice President and Director of Business Development and Client Services	None

Benjamin H. Bielawski	Senior Vice President	None

Jeffrey A. Miller	Senior Vice President	None

Kathleen C. Pease	Senior Vice President	None

Andrew P. Starr	Senior Vice President	None

Robert D. Stoll	Senior Vice President	None

Matthew T. Swanson	Senior Vice President	None

William Van Tuinen	Senior Vice President	None

Susan F. Lippa	Senior Vice President	None

Toireasa H. Moran	Senior Vice President	None

Kelly A. O'Kelly	Senior Vice President and Chief Marketing Officer	None

Kimberly L. Bensko	Senior Vice President	None

Hai (Henry) Gao	Senior Vice President	None

J. Christian Kirtley	Senior Vice President	None

Brian A. Strike	Senior Vice President	None

WINSLOW CAPITAL MANAGEMENT, INC.

Winslow Capital Management, Inc. ("WCM") acts as the subadvisor for certain series of the following open-end registered management investment companies:  MainStay VP Series Fund, Inc. and The MainStay Funds.. Certain information on each executive officer of WCM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Registrant for his or her own account or in the capacity of director, officer, partner or trustee. The address of each of the entities listed below is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402.

NAME	POSITION(S) WITH WINSLOW CAPITAL	OTHER BUSINESS

Jean A. Baillon	Senior Managing Director, Chief Administrative Officer and Chief Financial Officer	None

Clark J. Winslow	CEO, CIO, Portfolio Manager; President of Winslow Family Foundation	None

Michael S. Palmer	President	None

Justin H. Kelly	Senior Managing Director and Portfolio Manager	None

R. Bart Wear	Senior Managing Director and Portfolio Manager	None

EPOCH INVESTMENT PARTNERS, INC.

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Registrant for his or her own account or in the capacity of director, officer, partner or trustee. The address of Epoch is 640 Fifth Avenue, 18th Floor, New York, New York 10019.

NAME	POSITION(S) WITH EPOCH / PRINCIPAL OCCUPATION

Adam Borak	Chief Financial Officer

J. Philip Clark	Executive Vice President

David N. Pearl	Executive Vice President

Timothy T. Taussig	President and Chief Operating Officer

William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

ITEM 32. PRINCIPAL UNDERWRITERS

a.	Inapplicable
b.	Inapplicable
c.	Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of The MainStay Funds, New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, at the offices of Epoch Investment Partners, Inc., 640 Fifth Avenue, New York, NY 10019, Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago IL 60606, MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, Madison Square Investors LLC, 1180 Avenue of the Americas, New York, NY 10036, Markston International LLC, 50 Main Street, White Plains, NY 10606, and Winslow Capital Management LLC, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Records relating to the duties of the custodian for each series of The MainStay Funds are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of The MainStay Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment No. 107 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 28th  day of February, 2011.

THE MAINSTAY FUNDS

By: /s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 107 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2011.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ John Y. Kim*	Trustee
John Y. Kim

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

*By: /s/ J. Kevin Gao
J. Kevin Gao
As Attorney-in-Fact*

*    PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED.

EXHIBIT INDEX

d 1 (e)	Amendment dated August 1, 2010 to Amended and Restated Management Agreement
d 2 (o)	Amendment dated August 1, 2010 to Amended and Restated Subadvisory Agreement with MacKay Shields LLC
h 1 (a) i	Amendment dated April 24, 2009 to the Amended and Restated Transfer Agency and Service Agreement dated October 1, 2008
h 1 (a) ii	Amendment dated October 16, 2009 to the Amended and Restated Transfer Agency and Service Agreement
h 1 (a) iii	Amendment dated October 23, 2009 to the Amended and Restated Transfer Agency and Service Agreement
h 1 (a) iv	Amendment dated October 30, 2009 to the Amended and Restated Transfer Agency and Service Agreement
h 20	Expense Limitation Agreement dated February 26, 2010, as amended August 1, 2010 with respect to certain Funds
h 21	Notice of Fee Waiver dated July 1, 2010 with respect to the Large Cap Growth Fund
j 1	Consent of Independent Registered Public Accounting Firm - (KPMG)
j 2	Consent of Independent Registered Public Accounting Firm - (PWC)
p 1	The MainStay Funds Code of Ethics dated December 2010
p 2	Markston International LLC Code of Ethics dated 2010
p 3	MacKay Shields LLC Amended and Restated Code of Ethics dated November 2009
p 4	New York Life Investment Management Holdings LLC Code of Ethics dated January 2011
p 5	Institutional Capital LLC (f/k/a Institutional Capital Corporation) dated October 1, 2010
p 6	Nuveen Investments Inc. (Winslow) Code of Ethics dated January 1, 2011